UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: December 31, 2014

Date of reporting period: December 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

ANNUAL REPORT December 31, 2013 S&P 500® INDEX FUND SMALL CAP INDEX FUND-Closed to new investors INTERNATIONAL EQUITY INDEX FUND December 31, 2014 AHL Managed futures strategy fund bahl & gaynor small cap growth fund BRIDGEWAY LARGE CAP VALUE FUND HOLLAND LARGE CAP GROWTH FUND STEPHENS SMALL CAP GROWTH FUND (Closed to New Investors) STEPHENS MID-CAP GROWTH FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

Message from American Beacon	1

Market and Performance Overviews	2

Schedules of Investments	20

Financial Statements	36

Notes to Financial Statements	43

Financial Highlights	66

Additional Information	Back Cover

AHL Managed Futures Strategy Fund: Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of quantitative models may lead to high levels of trading and concentration among certain investments, resulting in higher trading costs and return volatility. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. Bahl & Gaynor Small Cap Growth Fund: Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund may participate in a securities lending program. Bridgeway Large Cap Value Fund: Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. While the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. Holland Large Cap Growth Fund: Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. Stephens Small Cap Growth Fund: Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund may participate in a securities lending program. Stephens Mid-Cap Growth Fund: Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund may participate in a securities lending program.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. The advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2014

Dear Shareholders,

2014 was a good year for domestic equity investors; the markets were calm and stocks ended the year above average following two modest pullbacks. The S&P 500 Index, a U.S. large-cap stock bellwether, gained 13.69% – buoyed by accelerated economic growth and increased earnings. Of the 10 industry sectors in which the S&P 500 Index is divided, only two lost ground during the year: Energy (-9.99%) and Telecommunications Services (-1.91%). The Russell Midcap Index, a barometer of mid-cap stocks, gained 13.22%. And the Russell 2000 Index, which generally represents the small-cap segment, gained 4.89%.

In contrast, international equity investments declined. Many of the world’s economies struggled throughout the year and the stronger U.S. dollar lowered the value of foreign investments. The MSCI EAFE Index, which measures the world’s developed market, closed down at -4.90%.

At American Beacon Advisors, we are proud to offer a broad range of equity funds that are capable of navigating economic storms and market downturns in the U.S. and abroad. We are fortunate to have several asset managers who have stayed the course for many years and through a variety of economic and market conditions. To further broaden the investment options available to our shareholders, in 2014 we introduced two new mutual funds, each led by experienced and well-respected sub-advisors – the American Beacon Bahl & Gaynor Small Cap Growth Fund and the American Beacon AHL Managed Futures Strategy Fund.

For the 12 months ended December 31, 2014:

•	American Beacon Bridgeway Large Cap Value Fund (Investor Class) returned 13.89%.

•	American Beacon Holland Large Cap Growth Fund (Investor Class) returned 6.99%.

•	American Beacon Stephens Small Cap Growth Fund (Investor Class) returned -3.35%.

•	American Beacon Stephens Mid-Cap Growth Fund (Investor Class) returned 2.97%.

With respect to our newer funds:

•	For the period from July 15, 2014 (the Fund’s inception), to December 31, 2014, the American Beacon Bahl & Gaynor Small Cap Growth Fund (Investor Class) returned 7.08%.

•	For the period from August 19, 2014 (the Fund’s inception), to December 31, 2014, the American Beacon AHL Managed Futures Strategy Fund (Investor Class) returned 13.23%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr. President American Beacon Funds

Futures and Commodity Market Overview

December 31, 2014 (Unaudited)

Falling correlation levels and increased trendsi at the instrument level were the primary drivers of performance for the commodities industry in 2014, and trend followersii had a very strong year, outpacing returns across the majority of asset classes.

In the commodity futures market, trend followers benefit from low correlations across all the instruments they trade, meaning that trends can be captured in a variety of different places.

Correlation between instruments typically traded by commodity trading advisors (“CTAs”) rose significantly following the credit crisis of 2008, coinciding with periods of political and central bank intervention. Since 2013, however, correlations have markedly declined, and that decline across the instruments traded by trend followers continued in 2014. As a result of markets behaving in many different ways, there were more opportunities for commodity traders to capture and profit from different trends.

In the years immediately following the demise of Lehman Brothers Holdings Inc., U.S. politicians and central bankers were the primary drivers of financial markets. Now, however, there is a huge divergence in economic cycles globally, reflected in differing central bank policies in the U.S., Europe, China and Japan, for example. These economic themes were the primary drivers of performance of the best performing sectors in 2014, fixed income and currencies. Europe’s stagnation and the prospect of stimulus there propelled European bond prices higher, particularly in Italy and France. For currencies, this manifested itself in falls in the euro. Similarly, additional bouts of “Abenomics” in Japan resulted in declines in the yen.

Another distinct theme that aided trend followers in the second half of 2014 was the fall in oil prices. Put simply, losses incurred from the trading of trendless instruments, such as oil, offset profits made from trending instruments, such as bonds.

Equities, on the other hand, struggled to maintain a clear direction. Events in Argentina, Syria and Ukraine unsettled the risk-on asset class, with European indexes in particular being affected. Nevertheless, despite the end of quantitative easing, the firmer economic footing in the U.S. resulted in another good year for domestic stocks. In addition, strong trends in oil prices indirectly affected equity markets.

With fixed-income yields in developed markets at the lows of most people’s memories and U.S. equities having had six straight years of positive returns, investors may have started to worry about asset price bubbles. Unlike conventional long-only investing, bubbles do not worry a trend-follower – quite the opposite, in fact, as bubbles represent opportunities to capture strong trends in both upward and downward directions.

[i]	Trend following is an investment strategy based on the technical analysis of market prices rather than the fundamentals of individual companies.
ii	Trend followers take advantage of short-, medium- or long-term moves that occur within various instruments or markets.

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

December 31, 2014 (Unaudited)

Since inception through year-end 2014, the Investor Class of the American Beacon AHL Managed Futures Strategy Fund (the “Fund”) generated strong positive performance of 13.23%.

Comparison of Change in Value of a $10,000 Investment

for the Period from 8/19/14* through 12/31/14

*	Inception of Fund.

Total Returns for the Period ended 12/31/14

	Since incep. (8/19/14)		Value of $10,000 8/19/14- 12/31/14
Institutional Class (1,5)	13.43	%**	$11,343
Y Class (1,2,5)	13.33	%**	11,333
Investor Class (1,3,5)	13.23	%**	11,323
A Class with sales charge (1,2,5)	6.72	%**	10,672
A Class without sales charge (1,2,5)	13.23	%**	11,323
C Class with sales charge (1,3,5)	11.93	%**	11,193
C Class without sales charge (1,3,5)	12.93	%**	11,293
BofA Merrill Lynch 3-Month Treasury Bill Index (4)	0.01	%**	10,001

**	Not annualized.
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown.
2.	A Class shares have a maximum sales charge of 5.75%.
3.	C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.
4.	The BofA Merrill Lynch 3-Month Treasury Bill Index is designed to measure the total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity.
5.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 2.29%, 2.39%, 2.67%, 2.69%, and 3.44%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Three key themes dominated since the Fund’s launch in mid-August: (1) U.S. dollar strength driven by the relative outperformance of the U.S. economy, (2) energy price weakness led by increased U.S. supply and OPEC’s failure to cut its production, and (3) higher bond prices globally, as much of the world outside of the U.S. is still dealing with low growth and low inflation.

The leading sector driving performance was Currency, returning 5.6%. Within currencies, the best performer was a long U.S. dollar position against a short Japanese yen position. With the Japanese economy mired in a technical recession, the currency fell to its lowest level since 2007. Additionally, the Fund’s long U.S. dollar position versus the euro was the Fund’s second best performing currency position as concerns about low inflation and low growth led the euro to two-year lows.

Energy was the Fund’s second best sector in 2014, contributing 4.8%. Short positions in Crude Oil, Gas Oil and Heating Oil generated the most profits for the sector as we witnessed a dramatic decline in Crude Oil prices, driven by excess supply from North American alternative sources, weaker than expected demand, and a recalcitrant Saudi Arabia which pulled the entire sector lower.

Positions in Bonds added 4.3% to the performance of the Fund for the period. Long positions in U.K. gilts contributed 1.1%. Yields tumbled at the long end, following a faltering in the U.K.’s economic recovery and expectations that rate rises would be delayed. The second best performing market in the Bonds sector was Australian bonds driven by a general decline in

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

December 31, 2014 (Unaudited)

yields since the Fund’s launch with ten-year yields dropping by 75 basis points (0.75%).

Interest Rates contributed 0.7% during the period. Nearly all of this gain was due to the strong performance of long positions in the Short Sterling contract which performed well on the expectations that rate hikes would be put off until 2015.

The Fund’s positions in Metals also contributed positively led by shorts in the precious metals markets of Gold and Silver. Gains were attributed to a stronger U.S. economy in general as well as the stronger U.S. dollar.

Detracting from performance for the period was the Agricultural sector. A long position in Cocoa detracted 0.2% making it the most negative market within the sector. Cocoa prices fell throughout most of the period, as previous strength (fueled by Ebola fears and weather issues in the Ivory Coast) abated and prices fell through support levels. Short positions in Corn also detracted from performance with a return of -0.1%. Prices were firm through most of the period, recovering a bit from prior weakness (driven by expectations for increasing crop yields) as cold weather in the Midwestern U.S. set in around harvest time.

Lastly, the Stocks sector detracted the most during the period, generating a -2.5% return. In terms of markets, a long position in the Hang Seng was down the most and produced a -0.4% return. Losses were made in conjunction with the downward pressure put on the market and economy by the Occupy Central movement. In the U.K., a long in the FTSE 100 produced losses and was down -0.3%. U.K. equities were volatile and were down overall. The market saw significant falls and subsequent reversals in both October and December. Such conditions are challenging for the sub-advisor’s trend-following based systems.

Looking forward, the Fund’s sub-advisor will continue to implement its trading strategy designed to capitalize on price trends (up or down) in a broad range of global stock index, bond, currency, short-term interest rate and commodity futures markets seeking to achieve the Fund’s goal of capital growth.

Asset Class Exposure	% of VaR
Fixed Income	31.0
Currencies	26.0
Commodities	22.0
Equities	21.0

Holdings Summary

Number of Long Holdings	45
Number of Short Holdings	28
Number of Currency Pairs	16

Top Active Exposures by Asset Class

Commodities		% of VaR
Gold Futures	Short	3.27
Natural Gas Futures	Short	2.72
Sugar Futures	Short	2.39

Currencies		% of VaR
MYR/USD	Cross-Currency	3.15
JPY/USD	Cross-Currency	3.11
BRL/USD	Cross-Currency	3.00

Equities		% of VaR
S&P 500 Futures	Long	3.67
Korean Kospi Futures	Short	3.33
NASDAQ 100 Futures	Long	2.92

Fixed Income		% of VaR
US Treasury Futures	Long	5.29
Australian Bond Futures	Long	4.91
UK Gilt Futures	Long	3.07

Domestic Equity Market Overview

December 31, 2014 (Unaudited)

Domestic equities turned in a solid year in 2014 – the sixth consecutive advance for the S&P 500 Index and the Dow Jones Industrial Average (“the Dow”). Gaining 13.69% for the year, the S&P 500 Index led both the Russell Midcap Index (up 13.22%) and the Russell 2000 Index (up 4.89%), driven by continued strong earnings gains and multiple expansions. In the period’s low volatility/ low dispersioniii environment, the defensive sectors of Utilities and Health Care were the top performing sectors and key drivers of S&P 500 Index returns.

The year began on a sour note with the prospect of higher, long-term interest rates in the U.S. –coupled with declining global liquidity – as the Federal Reserve (“the Fed”) reduced asset purchases, luring capital from emerging markets and causing turmoil in the global economy. After January’s decline of 3.46%, the S&P 500 Index marched persistently higher in 2014 without recording a 10% or more correction during the year. Nearly three quarters of the S&P 500 Index constituents advanced over the course of 2014 with nine of the 10 sectors recording positive, absolute price gains. With revenue growth once again established and margins at historically high levels, earnings, cash flows and dividends set new, all-time-high water marks. Investor and corporate confidence returned resulting in strong flows into domestic equity products and dividend increases. Merger and acquisition activity was strong globally ($3.4 trillion) and domestically ($1.5 trillion) and, when coupled with meaningful share repurchase programs, reflected the corporate buyer’s large appetite for equity.

Surprise macro and geopolitical influences affected equity price movements in 2014. Despite broad expectations to the contrary, market-based interest rates moved sharply lower over course of the year with the yield on the 10-year Treasury note falling from 3.01% to 2.17%. This development greatly influenced the year’s Utility sector performance. Additionally, oil prices began trading lower in June, gaining momentum in both the third and fourth quarters. Oil traded 46% lower by the end of 2014, affecting company performance and profitability, some positive and some negative, in a number of industries. Accordingly, the Energy sector of the S&P 500 Index was the worst performing sector in 2014.

Global central banks also were an important domestic equity market influence during the year. Fed Chair Janet Yellen’s first term brought with it the end of open-ended quantitative easing in the U.S. in October. The Fed was careful to provide transparency and verbal guidance to the capital markets regarding the cadence of the program’s wind down, as well as articulating the thought process behind the removal of accommodation. At the same time, the governments and central banks of Japan, Europe, China, England and other countries were active in providing fiscal or monetary stimulus. This dynamic helped to increase the U.S. dollar’s value by approximately 14% versus other currencies in 2014, a meaningful development affecting capital flows and reported earnings by U.S. multinationals.

iii	Dispersion measures the average difference between the return of an index and the return of each of the index’s components. In times of high dispersion, the gap between the best and the worst performers is relatively wide; when the dispersion is low, the performance gap narrows.

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

December 31, 2014 (Unaudited)

The Investor Class of the Bahl & Gaynor Small Cap Growth Fund (the “Fund”) returned 7.08% for the period since inception July 15, 2014 through December 31, 2014. The Fund underperformed the Russell 2000 Growth Index (the “Index”) return of 7.49% for the period.

Comparison of Change in Value of a $10,000 Investment

for the Period from 7/15/14* through 12/31/14

*	Inception of Fund.

Total Returns for the Period ended 12/31/14

	Since incep. (7/15/14)		Value of $10,000 7/15/14- 12/31/14
Institutional Class (1,5)	7.28	%**	$10,728
Y Class (1,5)	7.28	%**	10,728
Investor Class (1,5)	7.08	%**	10,708
A Class with sales charge (1,2,5)	0.92	%**	10,092
A Class without sales charge (1,2,5)	7.08	%**	10,708
C Class with sales charge (1,3,5)	5.68	%**	10,568
C Class without sales charge (1,3,5)	6.68	%**	10,668
Russell 2000 Growth Index (4)	7.49	%**	10,749
S&P 500 Index (4)	5.28	%**	10,528

**	Not annualized.
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown.
2.	A Class shares have a maximum sales charge of 5.75%.
3.	C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.
4.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. The Russell 2000 Growth Index and the Russell 2000 Index are registered trademarks of Frank Russell Company. The Russell 2000 Growth Index is an unmanaged index of those stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index of approximately 2000 smaller-capitalization stocks from various industrial sectors. One cannot directly invest in an index.
5.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.62%, 1.72%, 2.00%, 2.02%, and 2.77%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Prior to the deduction of expenses, the Fund outperformed the Index through good stock selection and sector allocation for the five months ending December 31, 2014. From a stock selection standpoint, holdings in the Energy and Materials sectors contributed about 80 basis points (0.80%) and 50 basis points (0.50%), respectively, to relative performance. In the Energy sector, which was worst performing sector for the year, not owning Kodiak Oil & Gas (down 52.8%) and not owning CARBO Ceramics (down 67.6%) added the most value relative to the Index. Balchem (up 34.1%) and not owning U.S. Silica Holdings (down 54.0%) or Worthington Industries (down 20.6%) were the largest contributors to performance in the Materials sector. The aforementioned good performance was somewhat offset by poor stock selection in the Health Care and Information Technology sectors. In the Health Care sector, owning Trinity Biotech (down 24.4%) and not owning Isis Pharmaceuticals (up 99.2%) were the largest detractors. Computer Task Group (down 32.5%) and National Instruments (down 1.5%) hurt relative performance in the Information Technology sector.

From a sector allocation perspective, the Fund benefited from being underweight the Energy sector (down 38.4%) and overweight Consumer Staples (up 21.0%). This was offset somewhat by an overweight in Utilities (down 15.9%) and

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

December 31, 2014 (Unaudited)

underweight in Health Care (up 20.8%) during the period.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in high-quality smaller capitalization dividend-paying stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)

STERIS Corp.		2.7
Texas Roadhouse, Inc.		2.7
West Pharmaceutical Services, Inc.		2.6
MarketAxess Holdings, Inc.		2.4
Balchem Corp.		2.4
PacWest Bancorp		2.3
Cantel Medical Corp.		2.2
Abaxis, Inc.		2.1
Jack Henry & Associates, Inc.		2.1
Horace Mann Educators Corp.		2.0
Total Fund Holdings	71

Sector Allocation (% Equities)

Information Technology	23.7
Health Care	17.1
Consumer Discretionary	15.5
Industrials	13.9
Financials	13.3
Consumer Staples	8.0
Materials	4.6
Energy	3.2
Utilities	0.7

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2014 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Value Fund (the “Fund”) returned 13.89% for the twelve months ended December 31, 2014. The Fund outperformed the Russell 1000® Value Index (the “Index”) return of 13.45%.

Comparison of Change in Value of a $10,000 Investment

for the Period from 12/31/04 through 12/31/14

Total Returns for the Period ended 12/31/14

	1 Year	5 Years	10 Years	Value of $10,000 12/31/04- 12/31/14
Institutional Class (1,7)	14.18%	16.82%	9.03%	$23,736
Y Class (1,2,7)	14.15%	16.77%	9.00%	23,678
Investor Class (1,3,7)	13.89%	16.61%	8.93%	23,517
A Class with sales charge (1,4,7)	7.24%	15.14%	8.24%	22,066
A Class without sales charge (1,4,7)	13.76%	16.51%	8.88%	23,415
C Class with sales charge (1,5,7)	11.88%	16.04%	8.66%	22,952
C Class without sales charge (1,5,7)	12.88%	16.04%	8.66%	22,952
Russell 1000 Value Index (6)	13.45%	15.42%	7.30%	20,230

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund per-formance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class was waived from 2008 through 2013 and partially recovered in
2014. Performance prior to waiving fees was lower than the actual returns shown from 2008 through 2013.
2.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/04 up to 2/3/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 12/31/04. A portion of the fees charged to the Y Class was waived in 2012 and fully recovered in 2013 and 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012.
3.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/04 up to 2/3/12, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 12/31/04. A portion of the fees charged to the Investor Class was waived in 2012 and fully recovered in 2013. Performance prior to waiving fees was lower than the actual returns shown in 2012.
4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/04 through 2/3/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/04. A portion of the fees charged to the A Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012 and 2013. A Class shares have a maximum sales charge of 5.75%.
5.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 12/31/04 through 2/3/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/04. A portion of the fees charged to the C Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012 and 2013. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.
6.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. One cannot directly invest in an index.

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2014 (Unaudited)

7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.02%, 0.94%, 1.09%, 1.29%, and 2.04%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index entirely through stock selection as sector allocation detracted value relative to the Index.

From a stock selection standpoint, the Fund’s Industrials sector contributed most to excess performance, adding approximately 240 basis points (2.40%). In the Industrials sector, Southwest Airlines (up 125.3%) and Delta Air Lines (up 81.4%) were the largest contributors. Not owning General Electric, which was down 6.7% in the Index, also positively impacted performance. The Fund’s Telecommunication Services and Information Technology sectors also added value relative to the benchmark. Level 3 Communications (up 46.5%) and CenturyLink (up 33.1%) were the largest contributors in the Telecommunication Services sector. In the Information Technology sector, Skyworks Solutions (up 75.0%), Electronics Arts (up 102.8%) and Micron Technology (up 60.3%) contributed most to the Fund’s performance. The aforementioned good performance was somewhat offset by poor stock selection in the Financials sector. Genworth Financial (down 47.3%) was the largest detractor in the Financials sector. Not owning Berkshire Hathaway, which was up 26.6% in the Index, also detracted relative value.

The Fund’s underweight position in the Health Care sector detracted more than 40 basis points (0.40%) relative to the benchmark through sector allocation. An overweight in the Materials sector also detracted from the Fund’s returns. This was somewhat offset by the Fund’s overweight in Information Technology, the best performing sector in the Index, which added relative value.

The sub-advisor continues to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)

Southwest Airlines Co.		1.9
Pilgrim’s Pride Corp.		1.9
HCA Holdings, Inc.		1.9
Tesoro Corp.		1.9
Micron Technology, Inc.		1.5
Level 3 Communications, Inc.		1.4
Alaska Air Group, Inc.		1.4
Royal Caribbean Cruises Ltd.		1.3
Amgen, Inc.		1.3
Cardinal Health, Inc.		1.2
Total Fund Holdings	115

Sector Allocation (% Equities)

Financials	28.4
Industrials	13.2
Information Technology	12.5
Health Care	10.5
Energy	10.0
Utilities	6.6
Consumer Discretionary	6.5
Materials	5.4
Consumer Staples	3.8
Telecommunication Services	3.1

American Beacon Holland Large Cap Growth FundSM

Performance Overview

December 31, 2014 (Unaudited)

The Investor Class of the American Beacon Holland Large Cap Growth Fund (the “Fund”) returned 6.99% for the twelve months ended December 31, 2014. The Fund trailed the Russell 1000® Growth Index (the “Index”) return of 13.05%.

Comparison of Change in Value of a $10,000 Investment

for the Period from 12/31/04 through 12/31/14

Total Returns for the Period ended 12/31/14

	1 Year	5 Years	10 Years	Value of $10,000 12/31/04- 12/31/14
Institutional Class (1,2,7)	7.31%	13.63%	6.97%	$19,610
Y Class (1,3,7)	7.13%	13.54%	6.92%	19,529
Investor Class (1,7)	6.99%	13.33%	6.83%	19,352
A Class with sales charge (1,4,7)	0.73%	11.92%	6.15%	18,170
A Class without sales charge (1,4,7)	6.88%	13.24%	6.78%	19,276
C Class with sales charge (1,5,7)	5.05%	12.76%	6.55%	18,868
C Class without sales charge (1,5,7)	6.05%	12.76%	6.55%	18,868
Russell 1000 Growth Index (6)	13.05%	14.12%	7.36%	22,593

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund per-formance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Investor Class was waived from 2002 through 2012 and fully recovered in 2013 and 2014. Performance prior to waiving fees was lower than the actual returns shown from 2002 through 2012.
2.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 12/31/04 up to 3/1/10, the inception date of the Institutional Class, and the returns of the Institutional Class since its inception. Expenses of the Institutional Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Institutional Class been in existence since 12/31/04. A portion of the fees charged to the Institutional Class was waived from 2010 through 2012 and partially recovered in 2013 and 2014. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012.
3.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 12/31/04 up to 3/1/10, the Institutional Class from 3/1/10 to 3/23/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Y Class been in existence since 12/31/04. A portion of the fees charged to the Y Class was waived in 2012 and partially recovered in 2013 and waived in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012 and 2014.
4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 12/31/04 through 2/1/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/04. A portion of the fees charged to the A Class has been waived since 2010. Performance prior to waiving fees was lower than the actual returns shown since 2010. A Class shares have a maximum sales charge of 5.75%.
5.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 12/31/04 through 3/23/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/04. A portion of the fees charged to the C Class has been waived since 2012. Performance prior to waiving fees was lower than the actual returns shown since 2012. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.
6.	The Russell 1000 Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Growth Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. One cannot directly invest in an index.
7.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.86%, 0.97%, 1.26%, 1.30%, and 2.05% respectively.

American Beacon Holland Large Cap Growth FundSM

Performance Overview

December 31, 2014 (Unaudited)

The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index entirely due to poor stock selection as sector allocation added modest value relative to the Index.

From a stock selection standpoint, holdings in the Energy sector detracted approximately 215 basis points (2.15%) from performance. Range Resources (down 36.2%) and Halliburton (down 22.5%) had the greatest negative impact to performance in the Energy sector. Companies in the Information Technology and Health Care sectors also detracted from the Fund’s return. In the Information Technology sector, Neustar (down 32.6%) was the largest detractor. The Fund’s much larger allocation to Citrix Systems, which was only up 1.3%, also hurt performance. In the Health Care sector, Bio Marin Pharmaceutical (down 11.9%) detracted most from performance. Not owning Allergan and Amgen, which were up 91.6% and 42.2%, respectively, in the Index, also detracted relative value. Good stock selection in the Consumer Staples sector added value relative to the benchmark. Monster Beverage (up 59.8%) was the largest contributor in the Consumer Staples sector. Not owning Whole Foods Market, which was down 11.9% in the Index, also contributed to performance.

The Fund’s absence from Tele-communication Services, one of the poorer performing sectors in the Index, added approximately 20 basis points (0.20%) to performance through sector allocation. Overweight positions in Information Technology and Health Care, the two best performing sectors in the Index, also contributed to Fund performance. A significant overweight in Energy, the worst performing sector in the Index, detracted relative value.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in larger stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)

Visa, Inc.		4.7
Qualcomm, Inc.		4.1
Apple, Inc.		4.1
Google, Inc.		3.5
Priceline.com, Inc.		3.5
Adobe Systems, Inc.		3.3
Citrix Systems, Inc.		3.2
Gilead Sciences, Inc.		3.1
Cisco Systems, Inc.		3.1
Medtronic, Inc.		2.9
Total Fund Holdings	47

Sector Allocation (% Equities)

Information Technology	34.5
Consumer Discretionary	19.5
Health Care	13.9
Consumer Staples	11.9
Industrials	8.3
Energy	4.9
Financials	3.9
Materials	3.1

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2014 (Unaudited)

The Investor Class of the American Beacon Stephens Small Cap Growth Fund (the “Fund”) returned -3.35% for the twelve months ended December 31, 2014, trailing the Russell 2000® Growth Index (the “Index”) return of 5.60% for the same period.

Comparison of Change in Value of a $10,000 Investment

for the Period from 12/1/05* through 12/31/14

*	Inception of Fund.

Total Returns for the Period ended 12/31/14

	1 Year	5 Years	Since Incep. (12/1/05)	Value of $10,000 12/1/05- 12/31/14
Institutional Class (1,2,7)	(3.08)%	15.74%	9.31%	$21,001
Y Class (1,3,7)	(3.14)%	15.58%	8.07%	20,233
Investor Class (1,7)	(3.35)%	15.43%	7.99%	20,105
A Class with sales charge (1,4,7)	(9.08)%	13.94%	7.22%	18,838
A Class without sales charge (1,4,7)	(3.54)%	15.30%	7.92%	19,987
C Class with sales charge (1,5,7)	(5.20)%	14.82%	7.68%	19,578
C Class without sales charge (1,5,7)	(4.20)%	14.82%	7.68%	19,578
S&P 500 Index (6)	13.69%	15.45%	7.91%	19,972
Russell 2000 Growth Index (6)	5.60%	16.80%	8.94%	21,764

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund per-formance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Investor Class was waived from
2005 through 2013 and partially recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2005 through 2013.
2.	Fund performance for the since inception period represents the returns achieved by the Institutional Class since its inception of 8/31/06. A portion of the fees charged to the Institutional Class was waived from 2006 through 2013 and partially recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2006 through 2013.
3.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 12/1/05 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 12/1/05.A portion of the fees charged to the Y Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012 and 2013.
4.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 12/1/05 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result total returns shown may be higher than they would have been had the A Class been in existence since 12/1/05. A portion of the fees charged to the A Class was waived in 2012 and partially recovered in 2013 and 2014. Performance prior to waiving fees was lower than actual returns shown in 2012. A Class has a maximum sales charge of 5.75%.
5.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 12/1/05 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/1/05. A portion of the fees charged to the C Class was waived in 2012 and partially recovered in 2013 and 2014. Performance prior to waiving fees was lower than actual returns shown in 2012. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
6.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. The Russell 2000 Growth Index and the Russell 2000 Index are registered trademarks of Frank Russell Company. The Russell 2000 Growth Index is an unmanaged index of those stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index of approximately 2000 smaller-capitalization stocks from various industrial sectors. One cannot directly invest in an index.

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2014 (Unaudited)

7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.13%, 1.21%, 1.41%, 1.49%, and 2.25% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index primarily due to stock selection and, to a lesser extent, through sector allocation.

From a stock selection standpoint, the Fund’s Information Technology and Consumer Discretionary sectors detracted more than 230 basis points (2.30%) each from performance. Companies detracting the most relative value in the Information Technology sector included Stratasys (down 38.0%), Pros Holdings (down 30.6%) and Infoblox (down 60.9%). In the Consumer Discretionary sector, Chuy’s (down 44.5%), DXP Enterprises (down 55.2%) and SFX Entertainment (down 63.2%) detracted relative value. The Fund’s Financials sector companies also hurt performance, detracting approximately 165 basis points (1.65%). In the Financials sector, Bancorp (down 39.3%), Cardtronics (down 11.4%) and Encore Capital Group (down 11.7%) were the largest detractors. The Fund’s Energy sector companies added relative value. Athlon Energy (up 93.9%) and C&J Energy Services (up 33.7%) were the largest contributors in the Energy sector. Not owning Carbo Ceramics, which was down 65.2% in the Index, also added relative value.

The Fund’s significant overweight position in Energy, the worst performing sector in the Index, detracted approximately 145 basis points (1.45%) from performance through sector allocation. An overweight in the Financials sector also detracted relative value.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in smaller capitalization stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)

United Natural Foods, Inc.		1.7
CoStar Group, Inc.		1.7
WageWorks, Inc.		1.7
Acadia Healthcare Co., Inc.		1.6
Neogen Corp.		1.6
IMAX Corp.		1.6
Cognex Corp.		1.5
Akorn, Inc.		1.5
Cepheid, Inc.		1.5
ICON PLC		1.4
Total Fund Holdings	113

Sector Allocation (% Equities)

Information Technology	29.8
Health Care	23.4
Consumer Discretionary	13.9
Industrials	12.1
Financials	9.9
Energy	5.1
Consumer Staples	3.4
Materials	1.9
Telecommunication Services	0.5

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2014 (Unaudited)

The Investor Class of the American Beacon Stephens Mid-Cap Growth Fund (the “Fund”) returned 2.97% for the twelve months ended December 31, 2014. The Fund trailed the Russell Midcap® Growth Index (the “Index”) return of 11.90%.

Comparison of Change in Value of a $10,000 Investment for the Period from 2/1/06* through 12/31/14

*	Inception of Fund.

Total Returns for the Period ended 12/31/14

	1 Year	5 Years	Since Incep. (2/1/06)	Value of $10,000 2/1/06- 12/31/14
Institutional Class (1,2,7)	3.41%	15.87%	9.49%	$21,283
Y Class (1,3,7)	3.31%	15.71%	7.59%	19,190
Investor Class (1,7)	2.97%	15.49%	7.47%	19,005
A Class with sales charge (1,4,7)	(2.92)%	14.10%	6.74%	17,883
A Class without sales charge (1,4,7)	2.97%	15.45%	7.45%	18,974
C Class with sales charge (1,5,7)	1.21%	14.98%	7.21%	18,591
C Class without sales charge (1,5,7)	2.21%	14.98%	7.21%	18,591
S&P 500 Index (6)	13.69%	15.45%	7.75%	19,448
Russell Midcap Growth Index (6)	11.90%	16.94%	8.51%	20,718

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund per-formance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Investor Class was waived from 2006 through 2013 and partially recovered in 2014.
Performance prior to waiving fees was lower than actual returns shown from 2006 through 2013.
2.	Fund performance for the since inception period represents the returns achieved by the Institutional Class since its inception of 8/31/06. A portion of fees charged to the Institutional Class has been waived since 2006. Performance prior to waiving fees was lower than actual returns shown since 2006.
3.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 2/1/06 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 2/1/06. A portion of the fees charged to the Y Class has been waived since 2012 and partially recovered in 2014. Performance prior to waiving fees was lower than actual returns shown since 2012.
4.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 2/1/06 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 2/1/06. A portion of the fees charged to the A Class has been waived since 2012. Performance prior to waiving fees was lower than the actual returns shown since 2012. A Class has a maximum sales charge of 5.75%.
5.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 2/1/06 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 2/1/06. A portion of fees charged to the C Class has been waived since 2012. Performance prior to waiving fees was lower than actual returns shown since 2012. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
6.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. The Russell Midcap Growth Index is an unmanaged index of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Index, Russell Midcap Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. One cannot directly invest in an index.
7.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.11%, 1.14%, 1.38%, 1.46%, and 2.18%, respectively.

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2014 (Unaudited)

The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s poor performance was mostly attributed to stock selection as sector allocation detracted modest value relative to the Index.

From a stock selection standpoint, holdings in the Energy, Consumer Discretionary and Information Technology sectors detracted from the Fund’s performance. In the Energy sector, Core Laboratories (down 36.5%), Dril-Quip (down 31.7%) and Oasis Petroleum (down 65.1%) detracted relative value. Lululemon Athletica (down 39.1%), Cabela’s (down 20.5%) and LKQ (down 14.2%) were the largest detractors in the Consumer Discretionary sector. Companies in the Information Technology sector which negatively impacted performance included Stratasys (down 37.9%) and Cree (down 49.2%). Not owning Avago Technologies, which was up 93.1% in the Index, also hurt performance.

An overweight in Energy, the worst performing sector in the Index, detracted approximately 90 basis points (0.90%) from performance through sector allocation. Being underweight the Consumer Staples sector also detracted from the Fund’s return. An overweight position in Health Care, the best performing sector in the Index, added relative value.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in medium capitalization stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)

Illumina, Inc.		2.0
Monster Beverage Corp.		1.8
Fortinet, Inc.		1.7
Ross Stores, Inc.		1.7
Cerner Corp.		1.7
Stericycle, Inc.		1.7
United Natural Foods, Inc.		1.5
CoStar Group, Inc.		1.5
CarMax, Inc.		1.5
MercadoLibre, Inc.		1.4
Total Fund Holdings	100

Sector Allocation (% Equities)

Information Technology	27.1
Consumer Discretionary	22.7
Health Care	19.1
Industrials	12.5
Financials	6.5
Energy	5.8
Consumer Staples	4.9
Materials	1.4

American Beacon FundsSM

Fund Expenses

December 31, 2014 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Institutional and Investor Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional and Investor Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Fund Expenses

December 31, 2014 (Unaudited)

AHL Managed Futures Strategy Fund

	Beginning Account Value 8/19/14	Ending Account Value 12/31/14	Expenses Paid During Period* 8/19/14 - 12/31/14
Institutional Class
Actual	$1,000.00	$1,134.33	$6.03
Hypothetical **	$1,000.00	$1,012.84	$5.69
Y Class
Actual	$1,000.00	$1,133.34	$6.43
Hypothetical **	$1,000.00	$1,012.46	$6.07
Investor Class
Actual	$1,000.00	$1,132.35	$7.52
Hypothetical **	$1,000.00	$1,011.40	$7.13
A Class
Actual	$1,000.00	$1,132.35	$7.59
Hypothetical **	$1,000.00	$1,011.32	$7.21
C Class
Actual	$1,000.00	$1,129.34	$10.48
Hypothetical **	$1,000.00	$1,008.61	$9.93

*	Expenses are equal to the Fund’s annualized expense ratios for the since inception period of 1.54%, 1.64%, 1.92%, 1.94%, and 2.68% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent since inception period (135) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Bahl & Gaynor Small Cap Growth Fund

	Beginning Account Value 7/15/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/15/14 - 12/31/14
Institutional Class
Actual	$1,000.00	$1,172.80	$4.71
Hypothetical **	$1,000.00	$1,018.75	$4.58
Y Class
Actual	$1,000.00	$1,172.80	$5.20
Hypothetical **	$1,000.00	$1,018.27	$5.06
Investor Class
Actual	$1,000.00	$1,170.80	$6.53
Hypothetical **	$1,000.00	$1,016.98	$6.36
A Class
Actual	$1,000.00	$1,170.80	$6.62
Hypothetical **	$1,000.00	$1,016.89	$6.45
C Class
Actual	$1,000.00	$1,166.80	$10.18
Hypothetical **	$1,000.00	$1,013.44	$9.91

*	Expenses are equal to the Fund’s annualized expense ratios for the since inception period of 0.98%, 1.08%, 1.36%, 1.38%, and 2.13% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent since inception period (170) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Bridgeway Large Cap Value Fund

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Institutional Class
Actual	$1,000.00	$1,051.78	$4.34
Hypothetical **	$1,000.00	$1,020.97	$4.28
Y Class
Actual	$1,000.00	$1,051.42	$4.29
Hypothetical **	$1,000.00	$1,021.02	$4.23
Investor Class
Actual	$1,000.00	$1,050.06	$5.68
Hypothetical **	$1,000.00	$1,019.66	$5.60
A Class
Actual	$1,000.00	$1,050.03	$5.89
Hypothetical **	$1,000.00	$1,019.46	$5.80
C Class
Actual	$1,000.00	$1,045.61	$9.85
Hypothetical **	$1,000.00	$1,015.58	$9.70

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.84%, 0.83%, 1.10%, 1.14%, and 1.91% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Holland Large Cap Growth Fund

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Institutional Class
Actual	$1,000.00	$1,031.21	$4.56
Hypothetical **	$1,000.00	$1,020.72	$4.53
Y Class
Actual	$1,000.00	$1,029.82	$5.93
Hypothetical **	$1,000.00	$1,019.36	$5.90
Investor Class
Actual	$1,000.00	$1,029.29	$5.98
Hypothetical **	$1,000.00	$1,019.31	$5.96
A Class
Actual	$1,000.00	$1,029.13	$6.60
Hypothetical **	$1,000.00	$1,018.70	$6.56
C Class
Actual	$1,000.00	$1,025.19	$10.46
Hypothetical **	$1,000.00	$1,014.87	$10.41

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 1.16%, 1.17%, 1.29%, and 2.05% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon FundsSM

Fund Expenses

December 31, 2014 (Unaudited)

Stephens Small Cap Growth Fund

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Institutional Class
Actual	$1,000.00	$996.59	$5.44
Hypothetical **	$1,000.00	$1,019.76	$5.50
Y Class
Actual	$1,000.00	$996.59	$5.59
Hypothetical **	$1,000.00	$1,019.61	$5.65
Investor Class
Actual	$1,000.00	$994.60	$6.79
Hypothetical **	$1,000.00	$1,018.40	$6.87
A Class
Actual	$1,000.00	$994.58	$7.04
Hypothetical **	$1,000.00	$1,018.15	$7.12
C Class
Actual	$1,000.00	$990.74	$10.84
Hypothetical **	$1,000.00	$1,014.32	$10.97

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.08%, 1.11%, 1.35%, 1.40%, and 2.16% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Stephens Mid-Cap Growth Fund

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Institutional Class
Actual	$1,000.00	$1,009.08	$5.01
Hypothetical **	$1,000.00	$1,020.21	$5.04
Y Class
Actual	$1,000.00	$1,009.09	$5.52
Hypothetical **	$1,000.00	$1,019.71	$5.55
Investor Class
Actual	$1,000.00	$1,006.81	$6.93
Hypothetical **	$1,000.00	$1,018.30	$6.97
A Class
Actual	$1,000.00	$1,007.44	$6.98
Hypothetical **	$1,000.00	$1,018.25	$7.02
C Class
Actual	$1,000.00	$1,003.60	$10.81
Hypothetical **	$1,000.00	$1,014.42	$10.87

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.99%, 1.09%, 1.37%, 1.38%, and 2.14% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

See accompanying notes 18

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon AHL Managed Futures Strategy Fund, American Beacon Bahl & Gaynor Small Cap Growth Fund, American Beacon Bridgeway Large Cap Value Fund, American Beacon Holland Large Cap Growth Fund, American Beacon Stephens Mid-Cap Growth Fund, and American Beacon Stephens Small Cap Growth Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Beacon AHL Managed Futures Strategy Fund, American Beacon Bahl & Gaynor Small Cap Growth Fund, American Beacon Bridgeway Large Cap Value Fund, American Beacon Holland Large Cap Growth Fund, American Beacon Stephens Mid-Cap Growth Fund, and American Beacon Stephens Small Cap Growth Fund (six of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of December 31, 2014, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon AHL Managed Futures Strategy Fund, American Beacon Bahl & Gaynor Small Cap Growth Fund, American Beacon Bridgeway Large Cap Value Fund, American Beacon Holland Large Cap Growth Fund, American Beacon Stephens Mid-Cap Growth Fund, and American Beacon Stephens Small Cap Growth Fund at December 31, 2014, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

March 2, 2015

American Beacon AHL Managed Futures Strategy FundSM

Schedule of Investments

December 31, 2014

	Shares	Fair Value
		(000’s)
SHORT-TERM INVESTMENTS – 91.05%
Money Market Funds – 1.79%
JPMorgan U.S. Government Money Market Fund, Capital ClassA	744,374	$744

	Par Amount
	(000’s)
U.S. Treasury Bills – 89.26%
U.S. Treasury Bill , 0.019%, Due 3/19/2015A	$37,198	37,199

Total Short-Term Investments (Cost 37,943)		37,943

TOTAL INVESTMENTS – 91.05% (Cost $37,943)		37,943
OTHER ASSETS, NET OF LIABILITIES – 8.95%		3,731

TOTAL NET ASSETS – 100.00%		$41,674

Percentages are stated as a percent of net assets.

Purchased Futures Contracts Open on December 31, 2014:

Commodity Futures Contracts

Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
LME Lead FuturesA	3	January 2015	$138,825	$(5,729)
LME Primary Aluminum FuturesA	4	January 2015	183,375	(21,854)
LME Primary Aluminum FuturesA	5	February 2015	229,969	(26,147)
LME Zinc FuturesA	2	January 2015	108,400	(7,811)
LME Zinc FuturesA	2	February 2015	108,562	(5,686)
Wheat (CBT) FuturesA	3	March 2015	88,463	(6,819)

			$857,594	$(74,046)

Currency Futures Contracts

Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
90-Day Eurodollar Futures	6	March 2016	$1,482,300	$(458)
90-Day Eurodollar Futures	11	December 2016	2,698,575	(290)
90-Day Eurodollar Futures	29	September 2017	7,083,612	661
90-Day Sterling Futures	106	March 2016	20,455,275	20,366
90-Day Sterling Futures	110	December 2016	21,145,735	22,175
U.S. Dollar Index Futures	19	March 2015	1,722,293	38,105

			$54,587,790	$80,559

Equity Futures Contracts

Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Amsterdam Index Futures	4	January 2015	$411,417	$18,256
DAX Index Futures	2	March 2015	595,556	9,632
E-Mini Russell 2000 Futures	8	March 2015	960,560	22,463
Euro Stoxx 50 Index Futures	7	March 2015	265,376	(270)
Hang Seng Index Futures	2	January 2015	304,965	544
H-SHARES Index Futures	9	January 2015	695,718	5,297
IBEX 35 Index Futures	1	January 2015	123,961	(2,551)
MSCI Taiwan Stock Index Futures	30	January 2015	1,029,300	(3,368)
NASDAQ 100 E-Mini Futures	22	March 2015	1,862,410	15,211
Nikkei 225 (SGX) Futures	16	March 2015	1,160,795	(16,441)
OMXS30 Index Futures	54	January 2015	1,016,022	25,538
S&P 500 E-mini Futures	26	March 2015	2,668,120	60,348
SPI 200 Futures	1	March 2015	109,867	(1,307)
TOPIX Index Futures	6	March 2015	705,043	(12,801)

			$11,909,110	$120,551

See accompanying notes 20

American Beacon AHL Managed Futures Strategy FundSM

Schedule of Investments

December 31, 2014

Interest Rate Futures Contracts

Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
10-Year Japanese Government Bond (OSE) Futures	19	March 2015	$23,443,062	$120,515
3-Month Euro Euribor Futures	125	March 2016	37,789,489	14,855
3-Month Euro Euribor Futures	27	December 2016	8,157,221	4,582
3-Month Euro Euribor Futures	69	September 2017	20,829,532	16,280
Australia 10-Year Bond Futures	48	March 2015	5,021,643	46,094
Australia 3-Year Bond Futures	144	March 2015	13,082,463	26,984
Euro-Bobl Futures	47	March 2015	7,409,331	37,287
Euro-Bund Futures	26	March 2015	4,903,874	85,188
Euro-Buxl 30-Year Bond Futures	7	March 2015	1,312,735	51,521
Long GILT Futures	31	March 2015	5,775,287	115,189
U.S. 10-Year Treasury Note Futures	20	March 2015	2,535,937	3,094
U.S. 2-Year Treasury Note Futures	10	March 2015	2,185,938	(4,070)
U.S. 5-Year Treasury Note Futures	19	March 2015	2,259,664	(5,236)
U.S. Long Bond (CBT) Futures	13	March 2015	1,879,313	35,803
U.S. Ultra Bond (CBT) Futures	15	March 2015	2,477,813	81,207

			$139,063,302	$629,293

Sold Futures Contracts Open on December 31, 2014:

Commodity Futures Contracts

Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Brent Crude FuturesA	6	February 2015	$343,980	$75,716
Cocoa FuturesA	17	March 2015	494,700	(6,568)
Coffee ‘C’ FuturesA	3	March 2015	187,425	11,112
Copper FuturesA	13	March 2015	918,288	38,729
Corn FuturesA	8	March 2015	158,800	(4,342)
Gas Oil (ICE) FuturesA	6	February 2015	312,750	4,044
Gasoline RBOB FuturesA	6	February 2015	370,969	17,344
Gold 100oz FuturesA	20	February 2015	2,368,200	24,777
LME Copper FuturesA	2	February 2015	316,350	7,849
LME Lead FuturesA	5	January 2015	231,375	20,719
LME Lead FuturesA	3	February 2015	139,200	12,952
LME Lead FuturesA	3	March 2015	139,350	4,849
LME Nickel FuturesA	1	February 2015	90,687	1,705
LME Nickel FuturesA	1	March 2015	90,834	3,646
LME Primary Aluminum FuturesA	4	January 2015	183,375	12,977
LME Primary Aluminum FuturesA	5	February 2015	229,969	14,315
LME Primary Aluminum FuturesA	17	March 2015	785,719	25,491
LME Zinc FuturesA	2	January 2015	108,400	2,757
LME Zinc FuturesA	3	February 2015	162,844	3,214
LME Zinc FuturesA	2	March 2015	108,825	(930)
Natural Gas FuturesA	11	February 2015	317,790	91,942
Natural Gas Swap FuturesA	4	April 2015	28,810	7,446
Natural Gas Swap FuturesA	4	May 2015	29,040	7,216
Natural Gas Swap FuturesA	4	June 2015	29,530	6,726
Natural Gas Swap FuturesA	4	July 2015	30,120	6,136
Natural Gas Swap FuturesA	4	August 2015	30,260	5,996
Natural Gas Swap FuturesA	4	September 2015	30,110	6,146
Natural Gas Swap FuturesA	4	October 2015	30,380	5,876
Natural Gas Swap FuturesA	8	November 2015	63,400	15,132
Natural Gas Swap FuturesA	8	December 2015	67,560	10,971
Natural Gas Swap FuturesA	8	January 2016	70,620	7,911
Natural Gas Swap FuturesA	8	February 2016	70,600	7,931
Natural Gas Swap FuturesA	8	March 2016	69,760	8,771
NY Harbor ULSD FuturesA	5	February 2015	385,056	12,058
Silver FuturesA	8	March 2015	623,960	24,194
Soybean FuturesA	6	March 2015	307,050	5,762
Sugar #11 (World Markets) FuturesA	71	March 2015	1,154,630	144,942
WTI Crude FuturesA	8	February 2015	426,160	55,427

			$11,506,876	$700,939

See accompanying notes 21

American Beacon AHL Managed Futures Strategy FundSM

Schedule of Investments

December 31, 2014

Currency Futures Contracts

Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Australian Dollar Currency Futures	20	March 2015	$1,624,400	$28,748
Canadian Dollar Currency Futures	26	March 2015	2,235,220	29,178
Euro FX Currency Futures	33	March 2015	4,994,137	73,978
Japanese Yen Currency Futures	29	March 2015	3,026,513	(34,925)
Mexican Peso Futures	51	March 2015	1,721,250	80,756
Pound Sterling Currency Futures	53	March 2015	5,157,563	(2,489)
Swiss Franc Currency Futures	14	March 2015	1,762,950	25,463

			$20,522,033	$200,709

Equity Futures Contracts

Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
FTSE 100 Index Futures	3	March 2015	$304,979	$(11,933)
FTSE/JSE Top 40 Index Futures	8	March 2015	306,079	(13,510)
FTSE/MIB Index Futures	2	March 2015	230,744	(7,797)
KOSPI 200 Index Futures	26	March 2015	2,885,866	5,570
S&P/TSX 60 Index Futures	2	March 2015	293,200	(16,113)

			$4,020,868	$(43,783)

Forward Currency Contracts Open at December 31, 2014:

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	CAD	15,158	1/15/2015	DUB	$53	$—	$53
Buy	JPY	29,517	1/15/2015	DUB	—	(1,055)	(1,055)
Buy	KRW	454,633	1/16/2015	DUB	1,550	—	1,550
Buy	KRW	454,633	1/16/2015	DUB	—	(5,370)	(5,370)
Buy	KRW	454,633	1/16/2015	DUB	—	(4,437)	(4,437)
Buy	PHP	55,882	1/7/2015	DUB	67	—	67
Buy	PHP	55,882	1/7/2015	DUB	—	(304)	(304)
Buy	PHP	55,882	1/7/2015	DUB	—	(81)	(81)
Buy	PHP	55,882	1/7/2015	DUB	290	—	290
Buy	PHP	55,882	1/7/2015	DUB	—	(46)	(46)
Buy	PHP	55,882	1/7/2015	DUB	—	(125)	(125)
Buy	PHP	55,882	1/7/2015	DUB	—	(45)	(45)
Buy	PHP	55,882	1/7/2015	DUB	—	(172)	(172)
Buy	PHP	55,882	1/7/2015	DUB	—	(115)	(115)
Buy	PHP	55,882	1/7/2015	DUB	—	(203)	(203)
Buy	PHP	391,175	1/7/2015	DUB	—	(710)	(710)
Buy	PHP	391,175	1/7/2015	DUB	—	(53)	(53)
Buy	PHP	55,882	1/7/2015	DUB	—	(55)	(55)
Buy	PHP	55,882	1/7/2015	DUB	—	(11)	(11)
Buy	PHP	221,863	7/1/2015	DUB	—	(1,043)	(1,043)
Buy	PHP	221,863	7/1/2015	DUB	—	(1,277)	(1,277)
Buy	PHP	221,863	7/1/2015	DUB	—	(1,302)	(1,302)
Buy	TWD	79,112	1/14/2015	DUB	—	(418)	(418)
Buy	TWD	79,112	1/14/2015	DUB	—	(737)	(737)
Buy	TWD	79,112	1/14/2015	DUB	384	—	384
Sell	EUR	277,426	1/15/2015	DUB	10,550	—	10,550
Sell	INR	5,208,048	1/23/2015	DUB	—	(24,666)	(24,666)
Sell	INR	512,914	1/23/2015	DUB	—	(3,869)	(3,869)
Sell	JPY	7,276	1/15/2015	DUB	61	—	61
Sell	KRW	4,273,548	1/16/2015	DUB	—	(17,843)	(17,843)
Sell	MYR	71,454	1/13/2015	DUB	—	(170)	(170)
Sell	MYR	71,454	1/13/2015	DUB	790	—	790
Sell	MYR	785,996	1/13/2015	DUB	—	(2,587)	(2,587)
Sell	MYR	71,454	1/13/2015	DUB	163	—	163
Sell	MYR	71,454	1/13/2015	DUB	—	(129)	(129)
Sell	MYR	142,908	1/13/2015	DUB	—	(451)	(451)

See accompanying notes 22

American Beacon AHL Managed Futures Strategy FundSM

Schedule of Investments

December 31, 2014

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	MYR	71,454	1/13/2015	DUB	$784	$—	$784
Sell	MYR	2,500,897	1/13/2015	DUB	28,297	—	28,297
Sell	MYR	71,454	1/13/2015	DUB	344	—	344
Sell	MYR	71,454	1/13/2015	DUB	302	—	302
Sell	MYR	71,454	1/13/2015	DUB	377	—	377
Sell	MYR	71,454	1/13/2015	DUB	—	(22)	(22)
Sell	MYR	71,454	1/13/2015	DUB	17	—	17
Sell	MYR	71,454	1/13/2015	DUB	130	—	130
Sell	MYR	71,454	1/13/2015	DUB	—	(62)	(62)
Sell	MYR	71,454	1/13/2015	DUB	—	(24)	(24)
Sell	MYR	71,454	1/13/2015	DUB	—	(79)	(79)
Sell	MYR	285,817	1/13/2015	DUB	—	(657)	(657)
Sell	MYR	71,454	1/13/2015	DUB	—	(91)	(91)
Sell	MYR	71,454	1/13/2015	DUB	—	(209)	(209)
Sell	MYR	71,454	1/13/2015	DUB	21	—	21
Sell	MYR	71,454	1/13/2015	DUB	—	(113)	(113)
Sell	PHP	1,676,464	1/7/2015	DUB	—	(10,389)	(10,389)
Sell	PHP	55,882	1/7/2015	DUB	—	(91)	(91)
Sell	PHP	55,882	1/7/2015	DUB	—	(70)	(70)
Sell	PHP	55,882	1/7/2015	DUB	—	(19)	(19)
Sell	SEK	6,981	1/15/2015	DUB	72	—	72
Sell	TWD	2,136,011	1/14/2015	DUB	24,127	—	24,127
Sell	TWD	158,223	1/14/2015	DUB	—	(767)	(767)
Buy	BRL	1,580,017	1/5/2015	RBS	2,255	—	2,255
Buy	BRL	188,097	1/5/2015	RBS	—	(6,516)	(6,516)
Buy	BRL	225,717	1/5/2015	RBS	—	(8,907)	(8,907)
Buy	CLP	82,299	1/14/2015	RBS	—	(187)	(187)
Buy	CNY	1,688,690	1/23/2015	RBS	—	(15,578)	(15,578)
Buy	CNY	80,414	1/23/2015	RBS	—	(894)	(894)
Buy	CNY	80,414	1/23/2015	RBS	—	(1,146)	(1,146)
Buy	CNY	482,483	1/23/2015	RBS	—	(5,663)	(5,663)
Buy	CNY	80,414	1/23/2015	RBS	—	(973)	(973)
Buy	CNY	160,828	1/23/2015	RBS	—	(1,973)	(1,973)
Buy	COP	84,128	1/21/2015	RBS	—	(3,284)	(3,284)
Buy	COP	252,384	1/21/2015	RBS	—	(12,544)	(12,544)
Buy	COP	84,128	1/21/2015	RBS	—	(3,505)	(3,505)
Sell	AUD	105,907	1/15/2015	RBS	968	—	968
Sell	BRL	1,730,494	1/5/2015	RBS	52,728	—	52,728
Sell	BRL	263,336	1/5/2015	RBS	4,470	—	4,470
Sell	BRL	186,633	2/3/2015	RBS	2,038	—	2,038
Sell	BRL	1,567,713	2/3/2015	RBS	—	(3,322)	(3,322)
Sell	BRL	186,633	2/3/2015	RBS	—	(588)	(588)
Sell	BRL	186,633	2/3/2015	RBS	—	(1,338)	(1,338)
Sell	CLP	740,694	1/14/2015	RBS	5,019	—	5,019
Sell	CLP	82,299	1/14/2015	RBS	510	—	510
Sell	CLP	82,299	1/14/2015	RBS	748	—	748
Sell	CLP	82,299	1/14/2015	RBS	1,245	—	1,245
Sell	CLP	82,299	1/14/2015	RBS	1,034	—	1,034
Sell	CLP	164,599	1/14/2015	RBS	—	(1,441)	(1,441)
Sell	CLP	82,299	1/14/2015	RBS	—	(1,269)	(1,269)
Sell	CLP	82,299	1/14/2015	RBS	—	(756)	(756)
Sell	CLP	411,496	1/14/2015	RBS	—	(2,629)	(2,629)
Sell	CLP	82,299	1/14/2015	RBS	—	(925)	(925)
Sell	CLP	82,299	1/14/2015	RBS	—	(1,276)	(1,276)
Sell	CLP	81,764	3/26/2015	RBS	—	(124)	(124)
Sell	COP	673,025	1/21/2015	RBS	66,722	—	66,722
Sell	COP	84,128	1/21/2015	RBS	2,307	—	2,307
Sell	COP	84,128	1/21/2015	RBS	2,374	—	2,374
Sell	HKD	162,535	1/15/2015	RBS	17	—	17
Sell	KRW	227,328	1/15/2015	RBS	—	(1,156)	(1,156)
Sell	PEN	667,348	1/28/2015	RBS	10,871	—	10,871
Sell	PEN	250,256	1/28/2015	RBS	3,294	—	3,294

See accompanying notes 23

American Beacon AHL Managed Futures Strategy FundSM

Schedule of Investments

December 31, 2014

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	PEN	83,419	1/28/2015	RBS	$898	$—	$898
Sell	PEN	82,811	2/26/2015	RBS	1,445	—	1,445
Sell	PEN	82,811	2/26/2015	RBS	509	—	509
Sell	PEN	331,242	2/26/2015	RBS	3,354	—	3,354
Sell	PEN	82,811	2/26/2015	RBS	—	(129)	(129)

					$231,185	$(155,990)	$75,195

A	All or a portion represents positions held by the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

Glossary

Counterparty Abbreviations:

DUB	Deutsche Bank AG	RBS	Royal Bank of Scotland PLC

Currency Abbreviations:

AUD	Australian Dollar	EUR	Euro	PEN	Peruvian Nuevo
BRL	Brazilian Real	HKD	Hong Kong Dollar	PHP	Philippine Peso
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	TWD	Taiwan Dollar
CNY	Chinese Yuan	KRW	South Korean Won
COP	Columbian Peso	MYR	Malaysian Ringgit

See accompanying notes 24

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

December 31, 2014

	Shares	Fair Value
		(000’s)
COMMON STOCK - 93.98%
CONSUMER DISCRETIONARY - 14.59%
Auto Components - 0.89%
Strattec Security Corp.	440	$36

Automobiles - 2.35%
Hyster-Yale Materials Handling, Inc.	570	42
Thor Industries, Inc.	945	53

		95

Hotels, Restaurants & Leisure - 4.39%
Brinker International, Inc.	1,200	70
Texas Roadhouse, Inc.	3,185	107

		177

Household Durables - 1.34%
Flexsteel Industries, Inc.	515	17
Matthews International Corp., Class A	765	37

		54

Multiline Retail - 1.73%
Pricesmart, Inc.	765	70

Specialty Retail - 1.64%
Buckle, Inc.	345	18
Monro Muffler Brake, Inc.	825	48

		66

Textiles & Apparel - 2.25%
Movado Group, Inc.	1,030	29
Wolverine World Wide, Inc.	2,105	62

		91

Total Consumer Discretionary		589

CONSUMER STAPLES - 7.48%
Food & Drug Retailing - 3.22%
B&G Foods, Inc.	1,730	52
United Natural Foods, Inc.A	1,025	78

		130

Food Products - 2.85%
J&J Snack Foods Corp.	690	75
Lifeway Foods, Inc.	2,145	40

		115

Personal Products - 1.41%
Inter Parfums, Inc.	2,065	57

Total Consumer Staples		302

ENERGY - 3.00%
Energy Equipment & Services - 0.72%
Bristow Group, Inc.	440	29

Oil & Gas - 2.28%
GasLog Ltd.	2,320	48
SemGroup Corp., Class A	650	44

		92

Total Energy		121

FINANCIALS - 12.54%
Banks - 6.00%
Bank of the Ozarks, Inc.	1,340	51
Evercore Partners, Inc., Class A	1,060	56
Glacier Bancorp, Inc.	860	24
Iberiabank Corp.	305	20

	Shares	Fair Value
		(000’s)
PacWest Bancorp	2,025	$91

		242

Diversified Financials - 4.51%
Jack Henry & Associates, Inc.	1,340	83
MarketAxess Holdings, Inc.	1,375	99

		182

Insurance - 2.03%
Horace Mann Educators Corp.	2,460	82

Total Financials		506

HEALTH CARE - 16.08%
Biotechnology - 2.92%
Myriad Genetics, Inc.A	1,100	37
Neogen Corp., Sponsored ADRA B	580	29
Trinity Biotech PLC, Sponsored ADRB C	2,970	52

		118

Health Care Equipment & Supplies - 9.36%
Abaxis, Inc.	1,475	84
Atrion Corp.	80	27
Computer Programs and Systems, Inc.	825	50
STERIS Corp.	1,710	110
West Pharmaceutical Services, Inc.	2,005	107

		378

Health Care Providers & Services - 2.21%
Cantel Medical Corp.	2,050	89

Pharmaceuticals - 1.59%
MWI Veterinary Supply, Inc.A	375	64

Total Health Care		649

INDUSTRIALS - 13.03%
Building Products - 1.98%
Watsco, Inc.	750	80

Commercial Services & Supplies - 7.11%
G&K Services, Inc., Class A	650	46
Healthcare Services Group, Inc.	1,955	60
Monotype Imaging Holdings, Inc.	1,870	54
MSA Safety, Inc.	1,005	53
Rollins, Inc.	2,210	74

		287

Electrical Equipment - 0.50%
II-VI, Inc.	1,470	20

Industrial Conglomerates - 0.84%
Raven Industries, Inc.	1,345	34

Machinery - 2.60%
Applied Industrial Technologies, Inc.	1,375	62
Valmont Industries, Inc.	335	43

		105

Total Industrials		526

INFORMATION TECHNOLOGY - 22.26%
Communications Equipment - 1.29%
Plantronics, Inc.	985	52

Electronic Equipment & Instruments - 5.40%
Analogic Corp.	730	62
Intersil Corp., Class A	2,635	38

See accompanying notes 25

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

December 31, 2014

	Shares	Fair Value
		(000’s)
Methode Electronics, Inc.	1,950	$71
NVE Corp.	375	27
Tessco Technologies, Inc.	690	20

		218

Internet Software & Services - 1.76%
j2 Global, Inc.	1,140	71

IT Consulting & Services - 4.41%
Computer Task Group, Inc.	2,555	24
Ritchie Bros Auctioneers, Inc.	2,970	80
Syntel, Inc.A	1,650	74

		178

Semiconductor Equipment & Products - 3.52%
FEI Co.	710	64
Micrel, Inc.	2,155	31
Power Integrations, Inc.	905	47

		142

Software - 5.88%
Blackbaud, Inc.	1,475	64
EPIQ Systems, Inc.	1,390	24
Mentor Graphics Corp.	2,715	60
National Instruments Corp.	1,770	55
Pegasystems, Inc.	1,650	34

		237

Total Information Technology		898

MATERIALS - 4.31%
Chemicals - 4.31%
Balchem Corp.	1,475	98
FutureFuel Corp.	1,660	22
PolyOne Corp.	1,005	38
Stepan Co.	400	16

Total Materials		174

UTILITIES - 0.69%
Gas - 0.69%
Targa Resources Corp.	265	28

Total Common Stock (Cost $3,565)		3,793

SHORT-TERM INVESTMENTS - 4.83% (Cost $195)
JPMorgan U.S. Government Money Market Fund, Capital Class	194,890	195

TOTAL INVESTMENTS - 98.81% (Cost $3,760)		3,988
OTHER ASSETS, NET OF LIABILITIES - 1.19%		48

TOTAL NET ASSETS - 100.00%		$4,036

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	ADR – American Depositary Receipt.
C	PLC - Public Limited Company.

Futures Contracts Open on December 31, 2014:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index March Futures	Long	1	March 2015	$120,070	$4,335

				$120,070	$4,335

See accompanying notes 26

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2014

	Shares	Fair Value
		(000’s)
COMMON STOCK - 97.53%
CONSUMER DISCRETIONARY - 6.35%
Automobiles - 1.64%
Ford Motor Co.	903,740	$14,008
General Motors Co.	181,980	6,353

		20,361

Hotels, Restaurants & Leisure - 2.37%
Marriott International, Inc., Class A	169,000	13,187
Royal Caribbean Cruises Ltd.	195,900	16,148

		29,335

Household Durables - 0.44%
Snap-On, Inc.	39,500	5,401

Media - 0.85%
Comcast Corp., Class A	84,000	4,873
Twenty-First Century Fox, Inc., Class A	147,280	5,656

		10,529

Specialty Retail - 1.05%
Best Buy Co., Inc.	332,800	12,973

Total Consumer Discretionary		78,599

CONSUMER STAPLES - 3.73%
Beverages - 1.06%
Constellation Brands, Inc., Class AA	134,000	13,155

Food Products - 2.67%
Pilgrim’s Pride Corp.A	719,400	23,589
Tyson Foods, Inc., Class A	236,300	9,473

		33,062

Total Consumer Staples		46,217

ENERGY - 9.71%
Oil & Gas - 9.71%
Cimarex Energy Co.	53,500	5,671
ConocoPhillips	113,670	7,850
Devon Energy Corp.	192,000	11,752
Exxon Mobil Corp.	134,770	12,459
Hess Corp.	169,300	12,498
Kinder Morgan, Inc.	210,700	8,915
Marathon Petroleum Corp.	119,770	10,810
Murphy Oil Corp.	110,600	5,588
Phillips 66	101,200	7,256
Tesoro Corp.	308,500	22,937
Valero Energy Corp.	200,000	9,900
Whiting Petroleum Corp.A	140,150	4,625

Total Energy		120,261

FINANCIALS - 27.79%
Banks - 4.36%
Fifth Third Bancorp	405,200	8,256
M&T Bank Corp.	89,520	11,245
PNC Financial Services Group, Inc.	101,000	9,214
Regions Financial Corp.	443,000	4,678
SunTrust Banks, Inc.	258,700	10,840
U.S. Bancorp	217,800	9,790

		54,023

Diversified Financials - 6.96%
Ameriprise Financial, Inc.	69,600	9,205
Bank of America Corp.	252,400	4,515
Capital One Financial Corp.	120,600	9,955
Citigroup, Inc.	157,900	8,544

	Shares	Fair Value
		(000’s)
Discover Financial Services	108,800	$7,125
Goldman Sachs Group, Inc.	35,600	6,900
JPMorgan Chase & Co.	83,200	5,207
Morgan Stanley	337,800	13,108
Raymond James Financial, Inc.	160,000	9,166
Wells Fargo & Co.	228,700	12,537

		86,262

Insurance - 14.15%
ACE Ltd.	100,300	11,522
Aflac, Inc.	209,400	12,793
Allstate Corp.	167,700	11,781
American International Group, Inc.	119,800	6,710
Chubb Corp.	105,200	10,885
Everest Re Group Ltd.	66,200	11,274
Genworth Financial, Inc., Class AA	739,270	6,284
Lincoln National Corp.	145,800	8,408
Loews Corp.	134,400	5,647
Marsh & McLennan Cos., Inc.	216,600	12,398
MetLife, Inc.	198,100	10,715
Principal Financial Group, Inc.	172,800	8,975
Torchmark Corp.	227,400	12,318
Travelers Cos., Inc.	121,600	12,872
Unum Group	269,900	9,414
Voya Financial, Inc.	309,500	13,118
WR Berkley Corp.	196,300	10,062

		175,176

Real Estate - 2.32%
Simon Property Group, Inc.B	56,600	10,308
SL Green Realty Corp.B	69,000	8,212
Vornado Realty TrustB	86,580	10,191

		28,711

Total Financials		344,172

HEALTH CARE - 10.26%
Biotechnology - 1.28%
Amgen, Inc.	99,300	15,817

Health Care Equipment & Supplies - 1.59%
The Cooper Companies, Inc.	40,500	6,565
Zimmer Holdings, Inc.	115,300	13,077

		19,642

Health Care Providers & Services - 5.83%
Anthem, Inc.	105,510	13,259
Cardinal Health, Inc.	180,800	14,596
HCA Holdings, Inc.A	313,100	22,979
Quest Diagnostics, Inc.	156,800	10,515
Universal Health Services, Inc., Class B	99,000	11,015

		72,364

Pharmaceuticals - 1.56%
Merck & Co., Inc.	102,000	5,793
Pfizer, Inc.	433,020	13,488

		19,281

Total Health Care		127,104

INDUSTRIALS - 12.85%
Aerospace & Defense - 3.74%
General Dynamics Corp.	87,500	12,042
L-3 Communications Holdings, Inc.	100,900	12,735
Northrop Grumman Corp.	94,600	13,942
Raytheon Co.	70,860	7,665

		46,384

See accompanying notes 27

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2014

	Shares	Fair Value
		(000’s)
Air Freight & Couriers - 1.10%
FedEx Corp.	78,800	$13,684

Airlines - 4.30%
Alaska Air Group, Inc.	285,600	17,067
Delta Air Lines, Inc.	253,000	12,445
Southwest Airlines Co.	558,900	23,654

		53,166

Commercial Services & Supplies - 0.95%
Cintas Corp.	76,200	5,977
Equifax, Inc.	71,200	5,758

		11,735

Electrical Equipment - 0.90%
Emerson Electric Co.	180,600	11,148

Machinery - 1.36%
Danaher Corp.	91,200	7,817
Trinity Industries, Inc.	323,600	9,064

		16,881

Road & Rail - 0.50%
Norfolk Southern Corp.	56,900	6,237

Total Industrials		159,235

INFORMATION TECHNOLOGY - 12.16%
Computers & Peripherals - 1.99%
Hewlett-Packard Co.	326,140	13,088
NVIDIA Corp.	265,000	5,313
Western Digital Corp.	57,000	6,310

		24,711

Electronic Equipment & Instruments - 0.96%
The ADT Corp.	326,600	11,833

IT Consulting & Services - 0.93%
Computer Sciences Corp.	181,900	11,469

Semiconductor Equipment & Products - 4.61%
Broadcom Corp., Class A	287,600	12,462
Intel Corp.	343,500	12,466
Micron Technology, Inc.A	540,600	18,925
Skyworks Solutions, Inc.	182,900	13,299

		57,152

Software - 3.67%
Activision Blizzard, Inc.	312,400	6,295
Amdocs Ltd.	254,000	11,850
Electronic Arts, Inc.A	212,300	9,981
Microsoft Corp.	262,500	12,193
Navient Corp.	240,800	5,204

		45,523

Total Information Technology		150,688

MATERIALS - 5.23%
Chemicals - 3.49%
Ashland, Inc.	61,200	7,329
Celanese Corp., Class A	185,700	11,135
CF Industries Holdings, Inc.	46,500	12,673
Dow Chemical Co.	266,100	12,137

		43,274

Metals & Mining - 1.74%
Alcoa, Inc.	857,700	13,543

	Shares	Fair Value
		(000’s)
Freeport-McMoRan Copper & Gold, Inc.	343,100	$8,015

		21,558

Total Materials		64,832

TELECOMMUNICATION SERVICES - 2.98%
Diversified Telecommunication Services - 2.98%
AT&T, Inc.	332,849	11,180
CenturyLink, Inc.	206,000	8,153
Level 3 Communications, Inc.A	356,300	17,595

Total Telecommunication Services		36,928

UTILITIES - 6.47%
Electric - 6.47%
American Electric Power Co., Inc.	158,800	9,642
Duke Energy Corp.	74,200	6,199
Edison International	90,800	5,946
Entergy Corp.	113,900	9,964
Exelon Corp.	348,500	12,922
PG&E Corp.	224,400	11,947
Pinnacle West Capital Corp.	79,900	5,458
Public Service Enterprise Group, Inc.	212,500	8,800
Southern Co.	188,300	9,247

Total Utilities		80,125

Total Common Stock (Cost $1,086,839)		1,208,161

SHORT-TERM INVESTMENTS - 1.24% (Cost $15,318)
JPMorgan U.S. Government Money Market Fund, Capital Class	15,317,857	15,318

TOTAL INVESTMENTS - 98.77% (Cost $1,102,157)		1,223,479
OTHER ASSETS, NET OF LIABILITIES - 1.23%		15,256

TOTAL NET ASSETS - 100.00%		$1,238,735

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	REIT - Real Estate Investment Trust.

See accompanying notes 28

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2014

Futures Contracts Open on December 31, 2014:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index March Futures	Long	158	March 2015	$16,213,960	$(168,879)

				$16,213,960	$(168,879)

See accompanying notes 29

American Beacon Holland Large Cap Growth FundSM

Schedule of Investments

December 31, 2014

	Shares	Fair Value
		(000’s)
COMMON STOCK - 96.14%
CONSUMER DISCRETIONARY - 18.78%
Hotels, Restaurants & Leisure - 2.38%
Yum! Brands, Inc.	32,960	$2,401

Internet & Catalog Retail - 6.08%
Amazon.com, Inc.A	8,351	2,592
priceline.com, Inc.A	3,115	3,552

		6,144

Media - 2.51%
Twenty-First Century Fox, Inc., Class A	65,889	2,530

Specialty Retail - 4.30%
Advance Auto Parts, Inc.	16,232	2,586
GNC Holdings, Inc., Class A	37,420	1,757

		4,343

Textiles & Apparel - 3.51%
NIKE, Inc., Class B	19,636	1,888
Under Armour, Inc., Class AA	24,397	1,657

		3,545

Total Consumer Discretionary		18,963

CONSUMER STAPLES - 11.49%
Beverages - 3.36%
Monster Beverage Corp.A	24,198	2,622
PepsiCo, Inc.	8,165	772

		3,394

Food & Drug Retailing - 6.86%
Costco Wholesale Corp.	15,661	2,220
CVS Caremark Corp.	18,859	1,816
Mead Johnson Nutrition Co., Class A	17,983	1,808
Whole Foods Market, Inc.	21,391	1,079

		6,923

Household Products - 1.27%
Procter & Gamble Co.	14,028	1,278

Total Consumer Staples		11,595

ENERGY - 4.73%
Energy Equipment & Services - 1.92%
Cameron International Corp.A	19,486	973
Halliburton Co.	24,476	963

		1,936

Oil & Gas - 2.81%
Concho Resources, Inc.A	9,895	987
Range Resources Corp.	34,581	1,848

		2,835

Total Energy		4,771

FINANCIALS - 3.72%
Diversified Financials - 3.72%
BlackRock, Inc., Class A	3,672	1,313
Greenhill & Co., Inc.	17,585	767
TD Ameritrade Holding Corp.	46,686	1,670

Total Financials		3,750

HEALTH CARE - 13.40%
Biotechnology - 3.90%
Gilead Sciences, Inc.A	33,363	3,145

	Shares	Fair Value
		(000’s)
Vertex Pharmaceuticals, Inc.A	6,702	$796

		3,941

Health Care Equipment & Supplies - 2.89%
Medtronic, Inc.	40,415	2,918

Health Care Providers & Services - 4.61%
Cerner Corp.A	33,979	2,197
DaVita HealthCare Partners, Inc.A	32,250	2,442

		4,639

Pharmaceuticals - 2.00%
Bristol-Myers Squibb Co.	34,266	2,023

Total Health Care		13,521

INDUSTRIALS - 7.96%
Aerospace & Defense - 1.17%
Boeing Co.	9,109	1,184

Electrical Equipment - 1.76%
Roper Industries, Inc.	11,359	1,776

Industrial Conglomerates - 2.65%
Honeywell International, Inc.	26,800	2,678

Machinery - 1.63%
WABCO Holdings, Inc.A	15,666	1,641

Road & Rail - 0.75%
Union Pacific Corp.	6,339	755

Total Industrials		8,034

INFORMATION TECHNOLOGY - 33.12%
Communications Equipment - 3.08%
Cisco Systems, Inc.	111,861	3,111

Computers & Peripherals - 5.70%
Apple, Inc.	37,290	4,116
International Business Machines Corp.	10,180	1,633

		5,749

Internet Software & Services - 3.51%
Google, Inc., Class CA	6,731	3,543

IT Consulting & Services - 7.36%
Automatic Data Processing, Inc.	11,696	975
IHS, Inc., Class AA	15,161	1,727
Visa, Inc., Class A	18,018	4,724

		7,426

Semiconductor Equipment & Products - 4.12%
Qualcomm, Inc.	55,907	4,156

Software - 9.35%
Adobe Systems, Inc.A	45,834	3,333
Citrix Systems, Inc.A	51,248	3,270
Intuit, Inc.	14,926	1,376
Microsoft Corp.	31,716	1,473

		9,452

Total Information Technology		33,437

MATERIALS - 2.94%
Chemicals - 2.94%
Ecolab, Inc.	11,925	1,246

See accompanying notes 30

American Beacon Holland Large Cap Growth FundSM

Schedule of Investments

December 31, 2014

	Shares	Fair Value
		(000’s)
Praxair, Inc.	13,273	$1,720

Total Materials		2,966

Total Common Stock (Cost $68,199)		97,037

SHORT-TERM INVESTMENTS - 3.77% (Cost $3,805)
JPMorgan U.S. Government Money Market Fund, Capital Class	3,804,852	3,805

TOTAL INVESTMENTS - 99.91% (Cost $72,004)		100,842
OTHER ASSETS, NET OF LIABILITIES - 0.09%		93

TOTAL NET ASSETS - 100.00%		$100,935

Percentages are stated as a percent of net assets.

A	Non-income producing security.

Futures Contracts Open on December 31, 2014:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index March Futures	Long	34	March 2015	$3,489,080	$35,146

				$3,489,080	$35,146

See accompanying notes 31

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2014

	Shares	Fair Value
		(000’s)
COMMON STOCK - 100.03%
CONSUMER DISCRETIONARY - 13.93%
Auto Components - 0.83%
Motorcar Parts of America, Inc.A	183,800	$5,714

Hotels, Restaurants & Leisure - 6.08%
Buffalo Wild Wings, Inc.A	49,024	8,843
Chuy’s Holdings, Inc.A B	278,591	5,480
Krispy Kreme Doughnuts, Inc.A	461,742	9,115
National CineMedia, Inc.	645,600	9,277
Papa John’s International, Inc.	84,100	4,693
Potbelly Corp.A	363,700	4,681

		42,089

Internet & Catalog Retail - 0.68%
Homeaway, Inc.A	157,700	4,696

Media - 2.17%
IMAX Corp.A B	354,878	10,966
Shutterstock, Inc.A	58,443	4,038

		15,004

Specialty Retail - 2.54%
Cabela’s, Inc.A	102,100	5,382
Men’s Wearhouse, Inc.	63,600	2,808
Monro Muffler Brake, Inc.	162,399	9,387

		17,577

Textiles & Apparel - 1.63%
Five Below, Inc.A	134,500	5,492
Vince Holding Corp.A	221,709	5,795

		11,287

Total Consumer Discretionary		96,367

CONSUMER STAPLES - 3.37%
Food & Drug Retailing - 1.72%
United Natural Foods, Inc.A	153,840	11,896

Food Products - 1.65%
Inventure Foods, Inc.A	318,574	4,059
TreeHouse Foods, Inc.A	86,200	7,372

		11,431

Total Consumer Staples		23,327

ENERGY - 5.06%
Energy Equipment & Services - 3.23%
Dril-Quip, Inc.A	53,900	4,136
Flotek Industries, Inc.A	223,400	4,184
Forum Energy Technologies, Inc.A	197,400	4,092
Oil States International, Inc.A	85,800	4,196
RigNet, Inc.A	138,200	5,670

		22,278

Oil & Gas - 1.83%
Carrizo Oil & Gas, Inc.A	119,300	4,963
Rice Energy, Inc.A	158,500	3,324
Rosetta Resources, Inc.A	111,400	2,485
Whiting Petroleum Corp.A	57,888	1,910

		12,682

Total Energy		34,960

FINANCIALS - 9.94%
Banks - 2.05%
East West Bancorp, Inc.	107,200	4,150
Green Bancorp, Inc.A	103,213	1,243
LegacyTexas Financial Group, Inc.	187,688	4,476

	Shares	Fair Value
		(000’s)
SVB Financial GroupA	37,400	$4,341

		14,210

Diversified Financials - 6.53%
Cardtronics, Inc.A	156,500	6,038
Demandware, Inc.A	140,000	8,056
Encore Capital Group, Inc.A B	203,032	9,015
Euronet Worldwide, Inc.A	164,400	9,025
PRA Group, Inc.	138,000	7,994
WisdomTree Investments, Inc.B	318,200	4,988

		45,116

Insurance - 1.36%
Hilltop Holdings, Inc.A	300,300	5,991
WEX, Inc.A	34,800	3,442

		9,433

Total Financials		68,759

HEALTH CARE - 23.40%
Biotechnology - 4.72%
Cepheid, Inc.A B	185,600	10,048
MiMedx Group, Inc.A B	607,680	7,007
Myriad Genetics, Inc.A B	134,829	4,592
Neogen Corp.A	221,450	10,982

		32,629

Health Care Equipment & Supplies - 4.09%
Abaxis, Inc.	109,681	6,233
Bio-Techne Corp.	45,800	4,232
Medidata Solutions, Inc.A	195,942	9,356
NuVasive, Inc.A	180,080	8,493

		28,314

Health Care Providers & Services - 8.33%
Acadia Healthcare Co., Inc.A	182,400	11,164
Advisory Board Co.A	195,525	9,577
HealthEquity, Inc.A	244,272	6,217
IPC Healthcare, Inc.A	153,660	7,051
MAXIMUS, Inc.	108,500	5,950
PAREXEL International Corp.A	170,800	9,490
VCA Antech, Inc.A	166,755	8,133

		57,582

Pharmaceuticals - 6.26%
Akorn, Inc.A	280,400	10,150
ICON PLCA C	193,100	9,846
Ligand Pharmaceuticals, Inc.	101,535	5,403
Pacira Pharmaceuticals, Inc.A	102,600	9,097
Proto Labs, Inc.A B	131,240	8,814

		43,310

Total Health Care		161,835

INDUSTRIALS - 12.11%
Aerospace & Defense - 1.26%
Astronics Corp.	157,415	8,707

Air Freight & Couriers - 0.75%
Echo Global Logistics, Inc.A	178,300	5,206

Building Products - 0.98%
Trex Co., Inc.A	158,500	6,749

Commercial Services & Supplies - 6.04%
Corporate Executive Board Co.	105,400	7,645
CoStar Group, Inc.A	64,601	11,863
HMS Holdings Corp.A	426,769	9,022
Marlin Business Services Corp.	79,122	1,624

See accompanying notes 32

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2014

	Shares	Fair Value
		(000’s)
WageWorks, Inc.A	179,005	$11,558

		41,712

Diversified Manufacturing - 0.53%
Acuity Brands, Inc.	26,300	3,684

Electrical Equipment - 0.57%
Power Solutions International, Inc.A	76,920	3,970

Industrial Conglomerates - 0.40%
RPX Corp.A	201,300	2,774

Machinery - 1.02%
ExOne Co.A B	15,762	265
RBC Bearings, Inc.	105,600	6,814

		7,079

Trading Companies & Distributors - 0.56%
MSC Industrial Direct Co., Inc., Class A	47,645	3,871

Total Industrials		83,752

INFORMATION TECHNOLOGY - 29.84%
Banks - 0.37%
Materialise N.V., ADRA B D	269,500	2,566

Communications Equipment - 1.33%
Aruba Networks, Inc.A	258,200	4,694
CalAmp Corp.A	244,300	4,471

		9,165

Computers & Peripherals - 1.62%
Stratasys Ltd.A B	71,400	5,934
KEYW Holding Corp.A B	510,100	5,295

		11,229

Electronic Equipment & Instruments - 0.87%
Taser International, Inc.A B	227,600	6,027

Internet Software & Services - 6.43%
Athenahealth, Inc.A B	61,002	8,888
Cornerstone OnDemand, Inc.A	95,600	3,365
Fortinet, Inc.A	254,200	7,794
Global Eagle Entertainment, Inc.A B	371,170	5,052
HealthStream, Inc.A	245,314	7,232
Proofpoint, Inc.A	179,126	8,639
Shutterfly, Inc.A	83,872	3,497

		44,467

IT Consulting & Services - 1.36%
Tyler Technologies, Inc.	85,784	9,388

Semiconductor Equipment & Products - 5.74%
8x8, Inc.A	635,700	5,823
Cavium, Inc.A	111,300	6,881
Fluidigm Corp.A	96,500	3,255
Integrated Device Technology, Inc.A	88,700	1,739
Microsemi Corp.	243,630	6,913
Power Integrations, Inc.	113,400	5,867
Rudolph Technologies, Inc.A	272,700	2,790
Semtech Corp.A	233,986	6,451

		39,719

Software - 12.12%
Aspen Technology, Inc.A	161,848	5,668
ChannelAdvisor Corp.A B	246,600	5,322
Cognex Corp.	251,900	10,410
CyberArk Software Ltd/IsraelA B	59,700	2,367
Envestnet, Inc.A	171,409	8,423

	Shares	Fair Value
		(000’s)
Guidewire Software, Inc.A	147,700	$7,478
inContact, Inc.A	521,700	4,586
Manhattan Associates, Inc.A	171,717	6,992
National Instruments Corp.	127,567	3,966
PROS Holdings, Inc.A	241,200	6,628
Qlik Technologies, Inc.A	146,900	4,538
Qualys, Inc.A	129,500	4,889
SPS Commerce, Inc.A	61,900	3,505
Ultimate Software Group, Inc.A	48,800	7,165
VASCO Data Security International, Inc.A	62,800	1,789

		83,726

Total Information Technology		206,287

MATERIALS - 1.86%
Chemicals - 0.83%
Balchem Corp.	86,066	5,735

Metals & Mining - 1.03%
Mueller Water Products, Inc., Class A	695,700	7,124

Total Materials		12,859

TELECOMMUNICATION SERVICES - 0.52%
Diversified Telecommunication Services - 0.52%
Ruckus Wireless, Inc.A	299,300	3,598

Total Common Stock (Cost $609,859)		691,744

SHORT-TERM INVESTMENTS - 1.39% (Cost $9,609)
JPMorgan U.S. Government Money Market Fund, Capital Class	9,609,458	9,609

SECURITIES LENDING COLLATERAL - 8.57%
American Beacon U.S. Government Money Market Select Fund, Select ClassE	43,152,806	43,153
DWS Government and Agency Securities Portfolio, Institutional Class	16,126,490	16,126

Total Securities Lending Collateral (Cost $59,279)		59,279

TOTAL INVESTMENTS - 109.99% (Cost $678,747)		760,632
LIABILITIES, NET OF OTHER ASSETS - (9.99%)		(69,072)

TOTAL NET ASSETS - 100.00%		$691,560

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at December 31, 2014.
C	PLC - Public Limited Company.
D	ADR - American Depositary Receipt.
E	The Fund is affiliated by having the same investment advisor.

See accompanying notes 33

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2014

	Shares	Fair Value
		(000’s)
COMMON STOCK - 96.06%
CONSUMER DISCRETIONARY - 21.77%
Auto Components - 1.42%
LKQ Corp.A	45,750	$1,287
Mobileye N.V.A B	13,350	541

		1,828

Automobiles - 0.72%
Tesla Motors, Inc.A	4,150	923

Hotels, Restaurants & Leisure - 3.06%
Buffalo Wild Wings, Inc.A	8,450	1,524
Chipotle Mexican Grill, Inc.A	2,150	1,472
Papa John’s International, Inc.	16,800	937

		3,933

Household Durables - 0.64%
Harman International Industries, Inc.	7,750	827

Internet & Catalog Retail - 1.42%
Homeaway, Inc.A	29,250	871
TripAdvisor, Inc.A	12,850	959

		1,830

Leisure Equipment & Products - 1.35%
Polaris Industries, Inc.	11,450	1,732

Media - 3.24%
Cinemark Holdings, Inc.	34,650	1,233
IMAX Corp.A B	53,812	1,663
Netflix, Inc.A	3,750	1,281

		4,177

Specialty Retail - 7.63%
Cabela’s, Inc.A	26,100	1,376
CarMax, Inc.A	28,450	1,894
Copart, Inc.A	29,400	1,073
Ross Stores, Inc.	23,200	2,186
Tractor Supply Co.	21,350	1,683
Ulta Salon Cosmetics & Fragrance, Inc.	12,700	1,624

		9,836

Textiles & Apparel - 2.29%
Ralph Lauren Corp.	5,900	1,092
Under Armour, Inc., Class AA	27,250	1,851

		2,943

Total Consumer Discretionary		28,029

CONSUMER STAPLES - 4.68%
Beverages - 3.16%
Brown-Forman Corp., Class B	19,480	1,711
Monster Beverage Corp.A	21,650	2,346

		4,057

Food & Drug Retailing - 1.52%
United Natural Foods, Inc.A	25,350	1,960

Total Consumer Staples		6,017

ENERGY - 5.54%
Energy Equipment & Services - 3.37%
Core Laboratories N.V.	10,250	1,234
Dril-Quip, Inc.A	10,000	767
FMC Technologies, Inc.A	16,380	767
Oceaneering International, Inc.	18,550	1,091
RPC, Inc.	35,800	467

		4,326

	Shares	Fair Value
		(000’s)
Oil & Gas - 2.17%
Pioneer Natural Resources Co.	4,600	$685
Range Resources Corp.	19,400	1,037
Southwestern Energy Co.A	26,460	722
Whiting Petroleum Corp.A	10,700	353

		2,797

Total Energy		7,123

FINANCIALS - 6.27%
Banks - 2.54%
East West Bancorp, Inc.	39,300	1,521
SVB Financial GroupA	15,100	1,753

		3,274

Diversified Financials - 3.00%
Affiliated Managers Group, Inc.A	6,180	1,312
PRA Group, Inc.	25,400	1,471
Towers Watson & Co., Class A	9,500	1,075

		3,858

Insurance - 0.73%
WEX, Inc.A	9,450	935

Total Financials		8,067

HEALTH CARE - 18.34%
Biotechnology - 2.85%
Alexion Pharmaceuticals, Inc.A	4,950	916
Cepheid, Inc.A	31,300	1,695
QIAGEN N.V.A	44,850	1,052

		3,663

Health Care Equipment & Supplies - 7.72%
Hologic, Inc.A	42,250	1,130
Idexx Laboratories, Inc.A	11,750	1,742
Illumina, Inc.A	14,200	2,621
Medidata Solutions, Inc.A	25,350	1,210
ResMed, Inc.B	23,850	1,337
Sirona Dental Systems, Inc.	10,800	944
Varian Medical Systems, Inc.A	11,100	960

		9,944

Health Care Providers & Services - 6.18%
Catamaran Corp.A	30,950	1,602
Cerner Corp.A	33,730	2,181
Henry Schein, Inc.A	10,795	1,470
PAREXEL International Corp.A	21,350	1,186
VCA Antech, Inc.A	30,930	1,508

		7,947

Pharmaceuticals - 1.59%
Akorn, Inc.A	23,350	845
Pacira Pharmaceuticals, Inc.A	13,500	1,197

		2,042

Total Health Care		23,596

INDUSTRIALS - 12.02%
Aerospace & Defense - 0.91%
B/E Aerospace, Inc.A	20,200	1,172

Commercial Services & Supplies - 5.74%
CoStar Group, Inc.A	10,370	1,904
HMS Holdings Corp.A	75,712	1,601
Stericycle, Inc.A	16,350	2,143
Verisk Analytics, Inc., Class AA	27,250	1,745

		7,393

See accompanying notes 34

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2014

	Shares	Fair Value
		(000’s)
Diversified Manufacturing - 0.98%
Acuity Brands, Inc.	9,000	$1,261

Electrical Equipment - 1.20%
IPG Photonics Corp.B	5,000	375
Roper Industries, Inc.	4,650	727
Sensata Technologies Holding N.V.A	8,550	448

		1,550

Machinery - 0.89%
Pall Corp.	11,300	1,144

Road & Rail - 0.55%
J.B. Hunt Transport Services, Inc.	8,350	703

Trading Companies & Distributors - 1.75%
Fastenal Co.	24,460	1,163
MSC Industrial Direct Co., Inc., Class A	13,330	1,083

		2,246

Total Industrials		15,469

INFORMATION TECHNOLOGY - 26.05%
Communications Equipment - 1.69%
Aruba Networks, Inc.A	38,650	703
Palo Alto Networks, Inc.A	12,050	1,477

		2,180

Computers & Peripherals - 1.88%
SanDisk Corp.	14,200	1,392
Stratasys Ltd.A B	12,350	1,026

		2,418

Electronic Equipment & Instruments - 1.21%
FLIR Systems, Inc.	48,200	1,557

Internet Software & Services - 5.63%
Akamai Technologies, Inc.A	13,000	818
Athenahealth, Inc.A	11,577	1,687
Fortinet, Inc.A	73,300	2,248
MercadoLibre, Inc.	14,550	1,858
Twitter, Inc.A	17,850	640

		7,251

IT Consulting & Services - 1.63%
Alliance Data Systems Corp.A	4,350	1,244
IHS, Inc., Class AA	7,500	854

		2,098

Semiconductor Equipment & Products - 3.96%
Cree, Inc.A B	16,700	538
FEI Co.	9,937	898
Lam Research Corp.	20,118	1,596
Microchip Technology, Inc.B	30,930	1,395
Xilinx, Inc.	15,350	665

		5,092

Software - 10.05%
Ansys, Inc.A	7,150	586
Aspen Technology, Inc.A	26,150	916
Autodesk, Inc.A	18,400	1,105
Cadence Design Systems, Inc.A	75,850	1,438
Check Point Software Technologies Ltd.A	16,350	1,285
Cognex Corp.	23,200	959
FireEye, Inc.A B	27,569	871
National Instruments Corp.	30,655	953
Red Hat, Inc.A	14,840	1,026
Salesforce.com, Inc.A	10,470	621
Splunk, Inc.A	13,600	802

	Shares	Fair Value
		(000’s)
Tableau Software, Inc., Class AA	13,050	$1,106
Ultimate Software Group, Inc.A	8,650	1,270

		12,938

Total Information Technology		33,534

MATERIALS - 1.39%
Chemicals - 1.39%
Airgas, Inc.	15,500	1,785

Total Common Stock (Cost $100,633)		123,620

SHORT-TERM INVESTMENTS - 4.74% (Cost $6,099)
JPMorgan U.S. Government Money Market Fund, Capital Class	6,099,481	6,099

SECURITIES LENDING COLLATERAL - 4.42%
DWS Government and Agency Securities Portfolio, Institutional Class	443,283	443
American Beacon U.S. Government Money Market Select Fund, Select ClassC	5,241,378	5,242

Total Securities Lending Collateral (Cost $5,685)		5,685

TOTAL INVESTMENTS - 105.22% (Cost $112,417)		135,404
LIABILITIES, NET OF OTHER ASSETS - (5.22%)		(6,715)

TOTAL NET ASSETS - 100.00%		$128,689

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at December 31, 2014.
C	The Fund is affiliated by having the same investment advisor.

See accompanying notes 35

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2014 (in thousands, except share and per share amounts)

	AHL Managed Futures Strategy Fund	Bahl & Gaynor Small Cap Growth Fund	Bridgeway Large Cap Value Fund
Assets:
Investments in unaffiliated securities, at fair value A	$37,943	$3,988	$1,223,479
Cash	310	—	—
Deposit with brokers for futures contracts	2,918	5	538
Dividends and interest receivable	—	3	1,048
Receivable for investments sold	93	—	5,231
Receivable for fund shares sold	126	—	12,590
Receivable for expense reimbursement (Note 2)	104	32	—
Receivable for variation margin on open futures contracts	316	—	—
Unrealized appreciation from foreign currency contracts	231	—	—
Prepaid expenses	44	37	41

Total assets	42,085	4,065	1,242,927

Liabilities:
Payable for investments purchased	—	—	1,334
Payable for fund shares redeemed	—	—	1,603
Payable for variation margin from open futures contracts	80	1	161
Payable under excess expense reimbursement plan (Note 2)	—	—	73
Management and investment advisory fees payable	33	2	387
Administrative service and service fees payable	13	1	556
Transfer agent fees payable	2	2	17
Custody and fund accounting fees payable	—	—	8
Professional fees payable	32	20	22
Payable for prospectus and shareholder reports	2	3	29
Unrealized depreciation from foreign currency contracts	156	—	—
Cash overdraft	93	—	—
Other liabilities	—	—	2

Total liabilities	411	29	4,192

Net Assets	$41,674	$4,036	$1,238,735

Analysis of Net Assets:
Paid-in-capital	39,029	3,797	1,114,922
Undistributed (or overdistribution of) net investment income	212	1	—
Accumulated net realized gain	744	6	2,660
Unrealized appreciation of investments	—	228	121,322
Unrealized appreciation of currency transactions	75	—	—
Unrealized appreciation or (depreciation) of futures contracts	1,614	4	(169)

Net assets	$41,674	$4,036	$1,238,735

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	2,627,859	289,665	13,129,742

Y Class	42,467	36,194	4,998,038

Investor Class	276,720	22,365	28,128,293

A Class	825,273	15,313	4,383,703

C Class	36,837	13,372	1,441,033

Net assets (not in thousands):
Institutional Class	$28,765,259	$3,102,721	$313,660,568

Y Class	$464,644	$387,622	$119,162,044

Investor Class	$3,023,636	$239,138	$668,659,150

A Class	$9,019,308	$163,704	$103,716,652

C Class	$401,475	$142,469	$33,536,254

See accompanying notes 36

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2014 (in thousands, except share and per share amounts)

	AHL Managed Futures Strategy Fund	Bahl & Gaynor Small Cap Growth Fund	Bridgeway Large Cap Value Fund
Net asset value, offering and redemption price per share:
Institutional Class	$10.95	$10.71	$23.89

Y Class	$10.94	$10.71	$23.84

Investor Class	$10.93	$10.69	$23.77

A Class	$10.93	$10.69	$23.66

A Class (offering price)	$11.60	$11.34	$25.10

C Class	$10.90	$10.65	$23.27

A Cost of investments in unaffiliated securities	$37,943	$3,760	$1,102,157

See accompanying notes 37

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2014 (in thousands, except share and per share amounts)

	Holland Large Cap Growth Fund	Stephens Small Cap Growth Fund	Stephens Mid- Cap Growth Fund
Assets:
Investments in unaffiliated securities, at fair value A C	$100,842	$717,479	$130,162
Investments in affiliated securities, at fair value B	—	43,153	5,242
Deposit with brokers for futures contracts	156	—	—
Dividends and interest receivable	54	26	10
Receivable for investments sold	—	854	—
Receivable for tax reclaims	—	1	—
Receivable for fund shares sold	39	498	161
Prepaid expenses	14	34	14

Total assets	101,105	762,045	135,589

Liabilities:
Payable for investments purchased	—	6,437	902
Payable for fund shares redeemed	25	3,940	153
Payable for variation margin from open futures contracts	41	—	—
Payable under excess expense reimbursement plan (Note 2)	—	132	14
Payable upon return of securities loaned	—	59,279	5,685
Management and investment advisory fees payable	36	388	58
Administrative service and service fees payable	38	223	44
Transfer agent fees payable	2	25	6
Custody and fund accounting fees payable	—	8	2
Professional fees payable	20	26	23
Payable for prospectus and shareholder reports	3	19	7
Other liabilities	5	8	6

Total liabilities	170	70,485	6,900

Net Assets	$100,935	$691,560	$128,689

Analysis of Net Assets:
Paid-in-capital	70,693	611,891	104,897
Undistributed (or overdistribution of) net investment income	—	—	—
Accumulated net realized gain (loss)	1,369	(2,216)	805
Unrealized appreciation of investments	28,838	81,885	22,987
Unrealized appreciation of futures contracts	35	—	—

Net assets	$100,935	$691,560	$128,689

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	699,364	21,717,262	4,553,434

Y Class	2,883	10,390,157	161,805

Investor Class	3,173,281	9,372,572	1,151,970

A Class	39,861	621,381	974,329

C Class	23,922	181,613	114,792

Net assets (not in thousands):
Institutional Class	$18,102,557	$359,958,471	$87,620,400

Y Class	$74,361	$171,901,004	$3,109,192

Investor Class	$81,153,971	$147,227,308	$19,551,562

A Class	$1,011,971	$9,701,510	$16,505,844

C Class	$592,178	$2,771,316	$1,901,906

Net asset value, offering and redemption price per share:
Institutional Class	$25.88	$16.57	$19.24

Y Class	$25.79	$16.54	$19.22

Investor Class	$25.57	$15.71	$16.97

A Class	$25.39	$15.61	$16.94

A Class (offering price)	$26.94	$16.56	$17.97

C Class	$24.75	$15.26	$16.57

A Cost of investments in unaffiliated securities	$72,004	$635,594	$107,175
B Cost of investments in affiliated securities	$—	$43,153	$5,242
C Fair value of securities on loan	$—	$57,934	$5,565

See accompanying notes 38

American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2014 (in thousands)

	AHL Managed Futures Strategy Fund	Bahl & Gaynor Small Cap Growth Fund	Bridgeway Large Cap Value Fund
Investment Income:
Dividend income from unaffiliated securities	$1,071	$23	$14,229
Interest income	—	—	—

Total investment income	1,071	23	14,229

Expenses:
Management and investment advisory fees (Note 2)	112	9	2,968
Administrative service fees (Note 2):
Institutional Class	29	4	503
Y Class	—	—	166
Investor Class	1	—	1,400
A Class	2	—	183
C Class	—	—	42
Transfer agent fees:
Institutional Class	2	2	89
Y Class	2	2	3
Investor Class	2	2	19
A Class	2	2	8
C Class	2	2	2
Custody and fund accounting fees	1	3	63
Professional fees	334	70	51
Registration fees and expenses	29	37	121
Service fees (Note 2):
Y Class	—	—	55
Investor Class	—	—	1,699
A Class	1	—	82
C Class	—	—	20
Distribution fees (Note 2):
A Class	2	—	136
C Class	—	1	133
Prospectus and shareholder report expenses	15	11	100
Trustee fees	—	—	38
Other expenses	4	4	24

Total expenses	540	149	7,905

Net fees waived and expenses reimbursed/recouped by Manager (Note 2)	(371)	(133)	92

Net expenses	169	16	7,997

Net investment income	902	7	6,232

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	—	6	13,377
Foreign currency transactions	205	—	—
Futures contracts	1,034	—	2,576
Change in net unrealized appreciation or (depreciation) of:
Investments	—	228	83,248
Foreign currency transactions	75	—	—
Futures contracts	1,614	4	(426)

Net gain from investments	2,928	238	98,775

Net increase in net assets resulting from operations	$3,830	$245	$105,007

See accompanying notes 39

American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2014 (in thousands)

	Holland Large Cap Growth Fund	Stephens Small Cap Growth Fund	Stephens Mid-Cap Growth Fund
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$959	$2,058	$531
Income derived from securities lending, net	—	1,378	96

Total investment income	959	3,436	627

Expenses:
Management and investment advisory fees (Note 2)	417	4,779	669
Administrative service fees (Note 2):
Institutional Class	52	1,048	218
Y Class	—	547	9
Investor Class	224	468	73
A Class	4	37	66
C Class	3	10	7
Transfer agent fees:
Institutional Class	1	158	48
Y Class	—	48	—
Investor Class	8	13	4
A Class	—	2	3
C Class	—	1	1
Custody and fund accounting fees	13	58	15
Professional fees	35	56	38
Registration fees and expenses	58	110	79
Service fees (Note 2):
Y Class	—	182	3
Investor Class	198	412	64
A Class	2	16	28
C Class	1	4	3
Distribution fees (Note 2):
A Class	3	26	47
C Class	7	28	21
Prospectus and shareholder report expenses	6	69	11
Trustee fees	5	35	6
Other expenses	10	33	16

Total expenses	1,047	8,140	1,429

Net fees waived and expenses reimbursed/recouped by Manager (Note 2)	46	208	(12)

Net expenses	1,093	8,348	1,417

Net investment income	(134)	(4,912)	(790)

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	9,874	31,911	8,718
Commission recapture (Note 3)	2	—	—
Futures contracts	430	—	—
Change in net unrealized appreciation or (depreciation) of:
Investments	(3,585)	(54,645)	(4,843)
Futures contracts	(32)	—	—

Net gain (loss) from investments	6,689	(22,734)	3,875

Net increase (decrease) in net assets resulting from operations	$6,555	$(27,646)	$3,085

A Foreign taxes	—	—	3

See accompanying notes 40

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	AHL Managed Futures Strategy Fund	Bahl & Gaynor Small Cap Growth Fund	Bridgeway Large Cap Value Fund
	From Aug. 19 to Dec. 31, 2014	From July 15 to Dec. 31, 2014	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$902	$7	$6,232	$1,601
Net realized gain from investments, foreign currency transactions, and futures contracts	1,239	6	15,953	10,972
Change in net unrealized appreciation or (depreciation) from investments, foreign currency transactions, and futures contracts	1,689	232	82,822	33,594

Net increase in net assets resulting from operations	3,830	245	105,007	46,167

Distributions to Shareholders:
Net investment income:
Institutional Class	(774)	(5)	(2,129)	(390)
Y Class	(12)	(1)	(792)	(93)
Investor Class	(35)	—	(2,728)	(1,089)
A Class	(243)	—	(488)	(90)
C Class	(9)	—	(93)	(2)
Net realized gain from investments:
Institutional Class	(210)	—	(4,669)	(1,182)
Y Class	(3)	—	(1,747)	(304)
Investor Class	(9)	—	(10,006)	(4,130)
A Class	(66)	—	(1,551)	(468)
C Class	(3)	—	(496)	(36)

Net distributions to shareholders	(1,364)	(6)	(24,699)	(7,784)

Capital Share Transactions:
Proceeds from sales of shares	33,129	791	895,125	357,638
Reinvestment of dividends and distributions	1,364	6	24,214	7,700
Cost of shares redeemed	(285)	—	(168,475)	(23,683)

Net increase in net assets from capital share transactions	34,208	797	750,864	341,655

Net increase in net assets	36,674	1,036	831,172	380,038

Net Assets:
Beginning of period	5,000	3,000	407,563	27,525

End of Period *	$41,674	$4,036	$1,238,735	$407,563

* Includes undistributed (or overdistribution of) net investment income of	$212	$1	$—	$—

See accompanying notes 41

American Beacon FundsSM

Statement of Changes in Net Assets (in thousands)

	Holland Large Cap Growth Fund		Stephens Small Cap Growth Fund		Stephens Mid-Cap Growth Fund
	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment (loss)	$(134)	$(124)	$(4,912)	$(3,334)	$(790)	$(636)
Net realized gain from investments, commission recapture, and futures contracts	10,306	7,369	31,911	22,621	8,718	4,109
Change in net unrealized appreciation or (depreciation) from investments and futures contracts	(3,617)	15,055	(54,645)	116,658	(4,843)	18,914

Net increase (decrease) in net assets resulting from operations	6,555	22,300	(27,646)	135,945	3,085	22,387

Distributions to Shareholders:
Net investment income:
Institutional Class	—	(3)	—	(56)	—	(43)
Y Class	—	—	—	(26)	—	(1)
Investor Class	—	(3)	—	(12)	—	(18)
A Class	—	—	—	—	—	(9)
C Class	—	—	—	—	—	(1)
Net realized gain from investments:
Institutional Class	(1,687)	(1,173)	(14,779)	(11,150)	(5,108)	(2,006)
Y Class	(7)	(6)	(7,036)	(6,930)	(185)	(53)
Investor Class	(7,647)	(5,613)	(6,460)	(6,374)	(1,310)	(1,131)
A Class	(97)	(78)	(420)	(404)	(1,127)	(624)
C Class	(59)	(53)	(122)	(91)	(130)	(57)
Return of Capital
Institutional Class	—	—	—	(666)	—	(50)
Y Class	—	—	—	(432)	—	(1)
Investor Class	—	—	—	(377)	—	(28)
A Class	—	—	—	(24)	—	(16)
C Class	—	—	—	(6)	—	(1)

Net distributions to shareholders	(9,497)	(6,929)	(28,817)	(26,548)	(7,860)	(4,039)

Capital Share Transactions:
Proceeds from sales of shares	12,416	17,319	226,308	437,144	54,295	51,249
Reinvestment of dividends and distributions	9,472	6,889	28,166	25,225	7,117	3,826
Cost of shares redeemed	(13,539)	(13,009)	(215,176)	(71,212)	(44,790)	(14,149)

Net increase in net assets from capital share transactions	8,349	11,199	39,298	391,157	16,622	40,926

Net increase (decrease) in net assets	5,407	26,570	(17,165)	500,554	11,847	59,274

Net Assets:
Beginning of period	95,528	68,958	708,725	208,171	116,842	57,568

End of Period *	$100,935	$95,528	$691,560	$708,725	$128,689	$116,842

* Includes undistributed (or overdistribution of) net investment income of	$—	$—	$—	$—	$—	$—

See accompanying notes 42

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of thirty-one Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon AHL Managed Futures Strategy Fund, the American Beacon Bahl & Gaynor Small Cap Growth Fund, the American Beacon Bridgeway Large Cap Value Fund, the American Beacon Holland Large Cap Growth Fund, the American Beacon Stephens Small Cap Growth Fund, and the American Beacon Stephens Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

The Manager has closed the Stephens Small Cap Growth Fund to new shareholders as of the close of business on December 31, 2014. Existing shareholders as of that date may continue to purchase, redeem, or exchange shares of the Funds on any business day, which is any day the New York Stock Exchange is open for business.

Class Disclosure

July 15, 2014 was the inception date of all classes of the Bahl & Gaynor Small Cap Growth Fund. August 19, 2014 was the inception date of all classes of the AHL Managed Futures Strategy Fund.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing directly or through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under the ASU, an entity that is registered under the Investment Company Act of 1940 automatically qualifies as an investment company. The ASU was effective for the periods ending December 31, 2013. Management has evaluated the implications of the ASU and determined that adoption thereof will not have a material impact on the financial statements.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets. The Funds pay the unaffiliated investment advisors hired to direct investment activities of the Funds. Management fees paid by the Funds during the year ended December 31, 2014 were as follows (in thousands):

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
AHL Managed Futures Strategy	1.05%	$112	$107	$5
Bahl & Gaynor Small Cap Growth	0.56%	9	8	1
Bridgeway Large Cap Value	0.39%	2,968	2,589	379
Holland Large Cap Growth	0.44%	417	370	47
Stephens Small Cap Growth	0.68%	4,779	4,276	503
Stephens Mid-Cap Growth	0.55%	669	597	72

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Stephens Small Cap Growth and Stephens Mid-Cap Growth Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 25% of such loan fees. This fee is included in Income derived from securities lending and management and investment advisory fees on the Statements of Operations. During the year ended December 31, 2014, securities lending fees paid to the Manager were $152,784 and $11,880 for the Stephens Small Cap Growth and Stephens Mid-Cap Growth Funds, respectively.

Administration Agreement

The Manager and the Trust entered into an Administration Agreement which obligates the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administration Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, and Investor Classes of the Funds. Prior to July 1, 2014, the Manager received 0.40% of the average daily net assets of the A and C Classes of each Fund. Beginning July 1, 2014, the Manager received 0.30% of the average daily net assets of the A and C Classes of each Fund.

Distribution Plans

The Funds, except for the A and C Classes, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees will be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to separately compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Investment in Affiliated Funds

The Funds may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) or the U.S. Government Money Market Select Fund (the “USG Select Fund”) (collectively, the “Select Funds”). The Select Funds and the Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as the investment advisor to the Select Funds and receives Management and Administration fees totaling 0.10% of the average daily net assets of the Select Funds. During the year ended December 31, 2014, the Manager earned $47,406 and $7,158 from the Stephens Small Cap Growth and Stephens Mid-Cap Growth Funds’ securities lending collateral, respectively invested in the Select Funds.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the year ended December 31, 2014, the Stephens Small Cap Growth Fund borrowed on average $1,307,476 for 5 days at 0.70% with interest charges of $125.89 and the Stephens Mid-Cap Growth Fund borrowed on average $1,196,466 for 21 days at 0.70% with interest charges of $479.05. These amounts are recorded as interest expense on the Statements of Operations herein.

Expense Reimbursement Plan

The Manager agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded a Fund’s expense cap. For the year ended December 31, 2014, the Manager waived or reimbursed expenses as follows:

		Expense Cap
Fund	Class	1/1/14 to 6/30/14	7/1/14 to 12/31/14	Reimbursed or (Recovered) Expenses	Expiration
AHL Managed Futures Strategy*	Institutional	N/A	1.54%	$330,492	2017
AHL Managed Futures Strategy*	Y	N/A	1.64%	3,782	2017
AHL Managed Futures Strategy*	Investor	N/A	1.92%	8,997	2017
AHL Managed Futures Strategy*	A	N/A	1.94%	24,130	2017
AHL Managed Futures Strategy*	C	N/A	2.69%	3,846	2017
Bahl & Gaynor Small Cap Growth**	Institutional	N/A	0.98%	105,371	2017
Bahl & Gaynor Small Cap Growth**	Y	N/A	1.08%	8,600	2017
Bahl & Gaynor Small Cap Growth**	Investor	N/A	1.36%	6,478	2017
Bahl & Gaynor Small Cap Growth**	A	N/A	1.38%	6,523	2017
Bahl & Gaynor Small Cap Growth**	C	N/A	2.13%	5,932	2017
Bridgeway Large Cap Value	Institutional	0.84%	0.84%	(75,063)	2017
Bridgeway Large Cap Value	Y	N/A	N/A	(2,895)	2017
Bridgeway Large Cap Value	A	1.34%	1.24%	(9,918)	2017
Bridgeway Large Cap Value	C	2.09%	1.99%	(3,665)	2017
Holland Large Cap Growth	Institutional	N/A	N/A	(654)	2017
Holland Large Cap Growth	Y	N/A	N/A	29	2017
Holland Large Cap Growth	Investor	N/A	N/A	(45,562)	2017
Holland Large Cap Growth	A	1.39%	1.29%	99	2017
Holland Large Cap Growth	C	2.14%	2.04%	28	2017

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

		Expense Cap
Fund	Class	1/1/14 to 6/30/14	7/1/14 to 12/31/14	Reimbursed or (Recovered) Expenses	Expiration
Stephens Small Cap Growth	Institutional	1.09%	1.09%	$(95,567)	2017
Stephens Small Cap Growth	Y	1.19%	1.19%	(7,230)	2017
Stephens Small Cap Growth	Investor	1.35%	1.35%	(103,365)	2017
Stephens Small Cap Growth	A	N/A	1.49%	(1,469)	2017
Stephens Small Cap Growth	C	N/A	2.24%	(277)	2017
Stephens Mid-Cap Growth	Institutional	0.99%	0.99%	37,188	2017
Stephens Mid-Cap Growth	Y	1.09%	1.09%	(78)	2017
Stephens Mid-Cap Growth	Investor	1.37%	1.37%	(26,034)	2017
Stephens Mid-Cap Growth	A	1.49%	1.39%	1,139	2017
Stephens Mid-Cap Growth	C	2.24%	2.14%	320	2017

*	August 19, 2014 is the inception date of the Fund.
**	July 15, 2014 is the inception date of the Fund.

Of these amounts, $72,957, $283, $131,402, and $14,005 was payable to the Manager at December 31, 2014 for the Bridgeway Large Cap Value, Holland Large Cap Growth, Stephens Small Cap Growth, and Stephens Mid-Cap Growth Funds, respectively. $103,966 and $32,017 was receivable from the Manager at December 31, 2014 for the AHL Managed Futures Strategy Fund and Bahl and Gaynor Small Cap Growth Funds, respectively. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The Funds did not record a liability for potential reimbursemtns due to the current assessment that reimbursements are unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expiration of Reimbursed Expenses
Bridgeway Large Cap Value	$85,667	$108,637	2015
Bridgeway Large Cap Value	5,874	76,230	2016
Holland Large Cap Growth	46,216	7,001	2015
Holland Large Cap Growth	—	104	2016
Stephens Small Cap Growth	169,735	9,511	2015
Stephens Small Cap Growth	38,173	56,030	2016
Stephens Mid-Cap Growth	26,112	90,237	2015
Stephens Mid-Cap Growth	—	60,289	2016

The Manager recovered excess carryover expenses of $75,063 from the Institutional Class and $2,895 from the Y Class of the Bridgeway Large Cap Value Fund, expiring in 2015 and $9,918 from the A Class and $3,665 from the C Class of the Bridgeway Large Cap Value Fund, expiring in 2015 and 2016; $654 from the Institutional Class and $45,562 from the Investor Class of the Holland Large Cap Growth Fund, expiring in 2015; $95,567 from the Institutional Class and $7,230 from the Y Class of the Stephens Small Cap Growth Fund, expiring in 2015 and 2016, $103,365 from the Investor Class, $1,469 from the A Class, and $277 from the C Class of the Stephens Small Cap Growth Fund expiring in 2015; and $78 from the Y Class and $26,034 from the Investor Class of the Stephens Mid-Cap Growth Fund, expiring in 2015.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended December 31, 2014, Foreside collected $727, $74,460, $1,624, $8,909, and $16,971 for AHL Managed Futures Strategy, Bridgeway Large Cap Value, Holland Large Cap Growth, Stephens Small Cap Growth, and Stephens Mid-Cap Growth Funds, respectively, from the sale of Class A Shares.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2014, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2014, CDSC fees of $5,362, $891, and $1,816 were collected for the Bridgeway Large Cap Value, Stephens Small Cap Growth, and Stephens Mid-Cap Growth Funds, respectively.

Consolidation of Subsidiaries

The consolidated Schedule of Investments of the American Beacon AHL Managed Futures Strategy Fund (the “CFC Fund”), includes the accounts of the American Beacon Cayman Managed Futures Strategy Fund Ltd., a wholly-owned and controlled subsidiary (the “Subsidiary”). All inter-company accounts and transactions have been eliminated in consolidation for the CFC Fund.

For Federal tax purposes, taxable income for the CFC Fund and its Subsidiary are calculated separately. The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code of 1986 (“the Code”) and the Subsidiary’s taxable income is included in the calculation of the CFC Fund’s taxable income. Net losses of the Subsidiary are not deductible by the CFC Fund either in the current period or future periods. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

The CFC Fund may invest up to 25% of its total assets in the Subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the CFC Fund’s investment objectives and policies. The CFC Fund expects to achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. Unlike the CFC Fund, the Subsidiary may invest without limitation in commodities and commodities-related investments.

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2014	% of Total Net Assets of the Fund at December 31, 2014	Net Realized Gain (Loss) from Investments Held in Subsidiary
American Beacon Cayman Managed Futures Strategy Fund, Ltd.	August 19, 2014	$9,697,430	23.3%	$1,067,121

CFTC Regulation

On August 13, 2013, the CFTC adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC’’) and Commodity Futures Trading Commission (“CFTC”) disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

The AHL Managed Futures Strategy Fund is a commodity pool, as defined in the regulation of the CFTC and operated by the Manager, a commodity pool operator regulated by the CFTC.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

For valuation purposes, the last quoted price of non U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 —	Quoted prices in active markets for identical securities.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

Level 2 —	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 —	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. During the year ended December 31, 2014, there were no transfers between levels. As of December 31, 2014, the investments were classified as described below (in thousands):

AHL Managed Futures Strategy Fund*	Level 1	Level 2	Level 3	Total
Money Market Funds	$744	$—	$—	$744
U.S. Treasury Bills	—	37,199	—	37,199

Total Investments in Securities	$744	$37,199	$—	$37,943

Financial Derivative Instruments—Assets
Futures Contracts	$1,834	$—	$—	$1,834
Forward Currency Contracts	—	231	—	231

	$1,834	$231	$—	$2,065

Financial Derivative Instruments—Liabilities
Futures Contracts	$(219)	$—	$—	$(219)
Forward Currency Contracts	—	(156)	—	(156)

	$(219)	$(156)	$—	$(375)

Bahl & Gaynor Small Cap Growth Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$3,793	$—	$—	$3,793
Short-Term Investments – Money Market Funds	195	—	—	195

Total Investments in Securities	$3,988	$—	$—	$3,988

Financial Derivative Instruments
Futures Contracts	$4	$—	$—	$4

Bridgeway Large Cap Value Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$1,208,161	$—	$—	$1,208,161
Short-Term Investments – Money Market Funds	15,318	—	—	15,318

Total Investments in Securities	$1,223,479	$—	$—	$1,223,479

Financial Derivative Instruments
Futures Contracts	$(169)	$—	$—	$(169)

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

Holland Large Cap Growth Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$97,037	$—	$—	$97,037
Short-Term Investments – Money Market Funds	3,805	—	—	3,805

Total Investments in Securities	$100,842	$—	$—	$100,842

Financial Derivative Instruments
Futures Contracts	$35	$—	$—	$35

Stephens Small Cap Growth Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$691,744	$—	$—	$691,744
Short-Term Investments – Money Market Funds	9,609	—	—	9,609
Securities Lending Collateral invested in Money Market Funds	59,279	—	—	59,279

Total Investments in Securities	$760,632	$—	$—	$760,632

Stephens Mid-Cap Growth Fund*	Level 1	Level 2	Level 3	Total
Common Stock	$123,620	$—	$—	$123,620
Short-Term Investments – Money Market Funds	6,099	—	—	6,099
Securities Lending Collateral invested in Money Market Funds	5,685	—	—	5,685

Total Investments in Securities	$135,404	$—	$—	$135,404

*	Refer to the Schedule of Investments for industry information.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

American Depositary Receipts (ADRs)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Financial Derivative Instruments

Forward Foreign Currency Contracts

The AHL Managed Futures Strategy Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

For the year ended December 31, 2014, the Fund entered into foreign currency exchange contracts primarily for hedging.

The Fund’s foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following tables illustrate the average quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD (in thousands).

	Average Forward Foreign Currency Notional Amount Outstanding at December 31, 2014
Fund	Purchased Contracts	Sold Contracts
AHL Managed Futures Strategy(1)	$13,424	$26,208

(1)	The averages presented are representative of the inception date to the period end.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

During the year ended December 31, 2014, the Funds entered into future contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

Average Futures Contracts Outstanding
Fund	Year ended December 31, 2014
AHL Managed Futures Strategy(1)	1,308
Bahl & Gaynor Small Cap Growth(1)	1
Bridgeway Large Cap Value	128
Holland Large Cap Growth	26

(1)	The averages presented are representative of the inception date to the period end.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure (in thousands) (1):

AHL Managed Futures Strategy

Fair values of financial instruments on the Statement of Assets and Liabilities as of December 31, 2014 (in thousands):

	Derivatives not accounted for as hedging instruments
	Foreign exchange contracts	Commodity contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation of foreign currency contracts	$231	$—	$—	$—	$—	$231
Receivable for variation margin from open futures contracts(2)	—	175	57	19	65	316

	$231	$175	$57	$19	$65	$547

Liabilities:
Unrealized depreciation of foreign currency contracts	$(156)	$—	$—	$—	$—	$(156)
Payable for variation margin from open futures contracts(2)	—	(5)	(7)	(67)	(1)	(80)

	$(156)	$(5)	$(7)	$(67)	$(1)	$(236)

The effect of financial derivative instruments on the Statement of Operations for the year ended December 31, 2014 (in thousands):

	Derivatives not accounted for as hedging instruments
	Foreign exchange contracts	Commodity contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Realized gain (loss) of derivatives recognized as a result from operations:
Net realized gain (loss) from foreign currency transactions	$246	$—	$—	$—	$—	$246
Net realized gain (loss) from futures contracts	—	—	1,062	(808)	780	1,034

	$246	$—	$1,062	$(808)	$780	$1,280

Net change in unrealized appreciation or (depreciation) of derivatives recognized as a result from operations:
Change in net unrealized appreciation or (depreciation) from foreign currency contracts	$75	$—	$—	$—	$—	$75
Change in net unrealized appreciation or (depreciation) from futures contracts	—	628	281	77	629	1,615

	$75	$628	$281	$77	$629	$1,690

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

Fair Values of financial derivative instruments not accounted for as hedging instruments as of December 31, 2014:

Assets	Derivative	Bahl & Gaynor Small Cap Growth	Bridgeway Large Cap Value	Holland Large Cap Growth
Receivable for variation margin from open futures contracts(2)	Equity Contracts	$—	$—	$—

Liabilities
Payable for variation margin from open futures contracts(2)	Equity Contracts	1	161	41

		$(1)	$(161)	$(41)

The effect of financial derivative instruments not accounted for as hedging instruments during the year ended December 31, 2014:

Statements of Operations
Net realized gain (loss) from futures contracts	Equity Contracts	$—	$2,576	$430
Change in net unrealized appreciation or (depreciation) of futures contracts	Equity Contracts	4	(426)	(32)

		$4	$2,150	$398

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investment footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Funds’ income. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Funds’ investments may be illiquid and the Funds may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Funds’ investments in financial derivatives and other financial instruments expose the Funds to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

to the risk that those currencies will decline in value relative to the base currency of the Funds, or, in the case of hedging positions, that the Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as Deposits with brokers for futures contracts and Payable to brokers for futures contracts, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party is determined at the close of business of the Funds and additional required collateral is delivered to/pledged by the Funds on the next business day. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties, such as ISDA, Master Repo Agreements and Master Forward Agreements which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2014 (in thousands).

AHL Managed Futures Strategy

Offsetting of Financial Assets and Derivative Assets as of December 31, 2014

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Futures Contracts(2)	$316	$—	$316
Forward Currency Contracts	231	—	231

Total	$547	$—	$547

Offsetting of Financial Liabilities and Derivative Liabilities as of December 31, 2014

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Futures Contracts (2)	$(80)	$—	$(80)
Forward Currency Contracts	(156)	—	(156)

	$(236)	$—	$(236)

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of December 31, 2014

	Net amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
BOA Merrill Lynch(2)	$155	$—	$—	$155
JP Morgan(2)	41	—	—	41
Credit Suisse(2)	40	—	—	40
Deutsche Bank AG	(11)	—	—	(11)
Royal Bank of Scotland PLC	86	—	—	86

Total	$311	$—	$—	$311

(2)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.

Bahl & Gaynor Small Cap Growth Fund

Offsetting of Financial Liabilities and Derivative Liabilities as of December 31, 2014

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Futures Contracts(2)	$(1)	$—	$(1)

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of December 31, 2014

	Net amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.(2)	$(1)	$—	$—	$(1)

(2)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

Bridgeway Large Cap Value Fund

Offsetting of Financial Liabilities and Derivative Liabilities as of December 31, 2014

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Futures Contracts(2)	$(161)	$—	$(161)

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of December 31, 2014

	Net amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.(2)	$(161)	$—	$—	$(161)

(2)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.

Holland Large Cap Growth Fund

Offsetting of Financial Liabilities and Derivative Liabilities as of December 31, 2014

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Futures Contracts(2)	$(41)	$—	$(41)

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of December 31, 2014

	Net amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.(2)	$(41)	$—	$—	$(41)

(2)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.

Stephens Small Cap Growth

Offsetting of Financial Assets and Derivative Assets as of December 31, 2014

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Securities on Loan	$57,934	$—	$57,934

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of December 31, 2014

	Net amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(1)	Net Amount
Barclays Capital, Inc.	$4,213	$—	$(4,213)	$—
BNP Paraibas Prime Brokerage	6,781	—	(6,781)	—
Citigroup Global Markets, Inc.	4,800	—	(4,800)	—
Credit Suisse Securities LLC	9,632	—	(9,632)	—
Deutsche Bank Securities, Inc.	14,261	—	(14,261)	—
Goldman, Sachs & Co.	5,119	—	(5,119)	—
JPMorgan Clearing Corp.	8,867	—	(8,867)	—
Scotia Capital USA Inc.	4,261	—	(4,261)	—

Total:	$57,934	$—	$(57,934)	$—

(1)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $59,279 has been received in connection with securities lending transactions.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

Stephens Mid-Cap Growth

Offsetting of Financial Assets and Derivative Assets as of December 31, 2014

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Securities on Loan	$5,565	$—	$5,565

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of December 31, 2014

	Net amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(1)	Net Amount
Barclays Capital, Inc.	$1,347	$—	$(1,347)	$—
BNP Paraibas Prime Brokerage	1,284	—	(1,284)	—
Citigroup Global Markets, Inc.	688	—	(688)	—
Deutsche bank Securities, Inc.	1,078	—	(1,078)	—
Goldman, Sachs & Co.	372	—	(372)	—
Merrill Lynch, Pierce, Fenner	547	—	(547)	—
UBS Securities, LLC	249	—	(249)	—

Total:	$5,565	$—	$(5,565)	$—

(1)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $5,685 has been received in connection with securities lending transactions.

7. Federal Income and Excise Taxes

It is the policy of the Funds to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Funds are treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

The tax character of distributions paid were as follows (in thousands):

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

	AHL Managed Futures Strategy		Bahl & Gaynor Small Cap Growth
	Period Ended December 31, 2014		Period Ended December 31, 2014
Distributions paid from:
Ordinary income*
Institutional Class	$863		$5
Y Class	13		1
Investor Class	39		—
A Class	271		—
C Class	11		—
Long-Term Capital Gain
Institutional Class	121		—
Y Class	2		—
Investor Class	5		—
A Class	38		—
C Class	1		—

Total distributions paid	$1,364		$6

	Bridgeway Large Cap Value		Holland Large Cap Growth
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Distributions paid from:
Ordinary income*
Institutional Class	$4,256	$601	$4	$17
Y Class	1,588	146	—	—
Investor Class	7,289	1,823	18	63
A Class	1,195	173	1	1
C Class	319	9	—	1
Long-Term Capital Gain
Institutional Class	2,542	972	1,683	1,160
Y Class	951	250	7	6
Investor Class	5,445	3,396	7,629	5,552
A Class	844	385	96	77
C Class	270	29	59	52

Total distributions paid	$24,699	$7,784	$9,497	$6,929

	Stephens Small Cap Growth		Stephens Mid-Cap Growth
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Distributions paid from:
Ordinary income*
Institutional Class	$—	$728	$—	$43
Y Class	—	462	—	1
Investor Class	—	393	—	18
A Class	—	24	—	9
C Class	—	6	—	1
Long-Term Capital Gain
Institutional Class	14,779	10,478	5,108	2,006
Y Class	7,036	6,494	185	53
Investor Class	6,460	5,993	1,310	1,131
A Class	420	379	1,127	624
C Class	122	86	130	57
Tax Return of Captial
Institutional Class	—	666	—	50
Y Class	—	432	—	1
Investor Class	—	377	—	28
A Class	—	24	—	16
C Class	—	6	—	1

Total distributions paid	$28,817	$26,548	$7,860	$4,039

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

As of December 31, 2014, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

	AHL Managed Futures	Bahl & Gaynor Small Cap Growth	Bridgeway Large Cap Value	Holland Large Cap Growth	Stephens Small Cap Growth	Stephens Mid-Cap Growth
Cost basis of investments for federal income tax purposes	$37,943	$3,760	$1,102,157	$72,227	$621,077	$106,937
Unrealized appreciation	—	355	147,396	29,675	112,978	26,428
Unrealized depreciation	—	(127)	(26,074)	(1,060)	(32,702)	(3,646)

Net unrealized appreciation or (depreciation)	—	228	121,322	28,615	80,276	22,782
Undistributed ordinary income	867	8	—	—	—	—
Accumulated long-term gain or (loss)	773	3	2,491	1,627	(607)	1,010
Other temporary differences	1,005	—	—	—	—	—

Distributable earnings or (deficits)	$2,645	$239	$123,813	$30,242	$79,669	$23,792

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains or (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses and realized gains or (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from the reclassifications of income from net operating losses used to offset short-term capital gains, non-utilization of net operating losses, tax return of capital, and dividend reclasses that have been reclassed as of December 31, 2014 (in thousands):

	AHL Managed Futures	Bahl & Gaynor Small Cap Growth	Bridgeway Large Cap Value	Holland Large Cap Growth	Stephens Small Cap Growth	Stephens Mid-Cap Growth
Paid-in-capital	$(179)	$—	$—	$(1)	$(4,913)	$(790)
Undistributed net investment income	383	—	(2)	134	4,912	790
Accumulated net realized gain (loss)	(204)	—	2	(133)	1	—
Unrealized appreciation or (depreciation) of investments and futures contracts	—	—	—	—	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to RIC MOD, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. RIC MOD requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the fiscal year ended December 31, 2014, the Funds did not have capital loss carryforwards.

Net capital losses (in thousands) incurred after October 31, 2014 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2014, the Bridgeway Large Cap Value Fund deferred $1,904 of short-term capital loss, the Stephens Small Cap Growth Fund deferred $607 of short-term capital loss, and the Holland Large Cap Growth Fund deferred $85 of short-term capital loss to January 1, 2015.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2014 were as follows (in thousands):

	AHL Managed Futures	Bahl & Gaynor Small Cap Growth	Bridgeway Large Cap Value	Holland Large Cap Growth	Stephens Small Cap Growth	Stephens Mid-Cap Growth
Purchases (excluding U.S. government securities)	$—	$3,937	$950,498	$25,030	$346,461	$49,297
Sales and maturities (excluding U.S. government securities)	—	378	228,972	28,049	320,522	44,660

9. Securities Lending

The Stephens Small Cap Growth and Stephens Mid-Cap Growth Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked to market daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds, and other short-term investments, as designated by the Manager.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retain 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

As of December 31, 2014, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

Fund	Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
Stephens Small Cap Growth	$57,934	$—	$59,279
Stephens Mid-Cap Growth	5,565	—	5,685

Cash collateral is listed on the Stephens Small Cap Growth and Stephens Mid-Cap Growth Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments, grossed up by the securities lending fees paid to the Manager, is included in Income derived from securities lending on the Statements of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedules of Investments or Statements of Assets and Liabilities.

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (dollars and shares (in thousands):

For the Year Ended December 31, 2014

	Institutional Class		Y Class		Investor Class
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,078	$20,819	31	$342	269	$2,889
Reinvestment of dividends	91	984	1	15	4	44
Shares redeemed	(1)	(6)	—	(3)	(7)	(73)

Net increase in shares outstanding	2,168	$21,797	32	$354	266	$2,860

	A Class		C Class
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	805	$8,803	26	$276
Reinvestment of dividends	29	309	1	12
Shares redeemed	(18)	(203)	—	—

Net increase in shares outstanding	816	$8,909	27	$288

	Institutional Class		Y Class		Investor Class
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	29	$295	26	$276	12	$130
Reinvestment of dividends	1	5	—	1	—	—
Shares redeemed	—	—	—	—	—	—

Net increase in shares outstanding	30	$300	26	$277	12	$130

	A Class		C Class
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	5	$55	4	$35
Reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	5	$55	4	$35

	Institutional Class		Y Class		Investor Class
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	10,620	$243,491	4,580	$105,825	19,278	$435,281
Reinvestment of dividends	282	6,758	100	2,387	532	12,696
Shares redeemed	(1,508)	(34,472)	(615)	(14,093)	(4,560)	(103,940)

Net increase in shares outstanding	9,394	$215,777	4,065	$94,119	15,250	$344,037

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

	A Class		C Class
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	3,516	$80,273	1,342	$30,255
Reinvestment of dividends	78	1,862	22	511
Shares redeemed	(685)	(15,181)	(35)	(789)

Net increase in shares outstanding	2,909	$66,954	1,329	$29,977

	Institutional Class		Y Class		Investor Class
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	30	$790	1	$20	406	$11,224
Reinvestment of dividends	64	1,687	—	7	296	7,645
Shares redeemed	(8)	(226)	(1)	(30)	(466)	(12,671)

Net increase (decrease) in shares outstanding	86	$2,251	—	$(3)	236	$6,198

	A Class		C Class
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	11	$290	4	$92
Reinvestment of dividends	4	92	2	41
Shares redeemed	(14)	(373)	(9)	(239)

Net increase (decrease) in shares outstanding	1	$9	(3)	$(106)

	Institutional Class		Y Class		Investor Class
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	7,803	$133,916	3,053	$52,340	2,277	$36,690
Reinvestment of dividends	865	14,382	412	6,840	408	6,431
Shares redeemed	(4,750)	(80,142)	(4,766)	(78,398)	(3,312)	(52,961)

Net increase (decrease) in shares outstanding	3,918	$68,156	(1,301)	$(19,218)	(627)	$(9,840)

	A Class		C Class
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	149	$2,425	59	$937
Reinvestment of dividends	25	401	7	112
Shares redeemed	(200)	(3,184)	(31)	(491)

Net increase (decrease) in shares outstanding	(26)	$(358)	35	$558

	Institutional Class		Y Class		Investor Class
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,114	$42,235	146	$2,898	200	$3,555
Reinvestment of dividends	258	4,995	8	155	71	1,224
Shares redeemed	(1,018)	(20,206)	(77)	(1,500)	(929)	(15,848)

Net increase (decrease) in shares outstanding	1,354	$27,024	77	$1,553	(658)	$(11,069)

	A Class		C Class
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	269	$4,753	49	$854
Reinvestment of dividends	38	643	6	100
Shares redeemed	(377)	(6,640)	(34)	(596)

Net increase (decrease) in shares outstanding	(70)	$(1,244)	21	$358

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

For the year ended December 31, 2013

	Institutional Class		Y Class		Investor Class
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,399	$47,501	957	$18,562	13,250	$260,496
Reinvestment of dividends	74	1,549	19	395	249	5,209
Shares redeemed	(420)	(8,050)	(46)	(931)	(651)	(13,227)

Net increase in shares outstanding	2,053	$41,000	930	$18,026	12,848	$252,478

	A Class		C Class
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	1,504	$28,959	109	$2,120
Reinvestment of dividends	25	511	2	36
Shares redeemed	(74)	(1,465)	(1)	(10)

Net increase in shares outstanding	1,455	$28,005	110	$2,146

	Institutional Class		Y Class		Investor Class
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	497	$12,868	5	$105	136	$3,442
Reinvestment of dividends	45	1,177	—	4	217	5,613
Shares redeemed	(4)	(107)	(3)	(69)	(509)	(12,635)

Net increase (decrease) in shares outstanding	538	$13,938	2	$40	(156)	$(3,580)

	A Class		C Class
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	19	$493	17	$411
Reinvestment of dividends	2	57	1	38
Shares redeemed	(4)	(93)	(4)	(105)

Net increase in shares outstanding	17	$457	14	$344

	Institutional Class		Y Class		Investor Class
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	9,305	$150,456	11,641	$197,877	5,538	$80,195
Reinvestment of dividends	665	11,559	414	7,255	358	5,922
Shares redeemed	(2,206)	(34,487)	(715)	(12,352)	(1,513)	(22,866)

Net increase in shares outstanding	7,764	$127,528	11,340	$192,780	4,383	$63,251

	A Class		C Class
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	460	$6,830	121	$1,786
Reinvestment of dividends	24	400	6	89
Shares redeemed	(89)	(1,386)	(8)	(121)

Net increase in shares outstanding	395	$5,844	119	$1,754

	Institutional Class		Y Class		Investor Class
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,448	$27,514	72	$1,271	750	$11,862
Reinvestment of dividends	106	2,043	2	47	66	1,134
Shares redeemed	(371)	(6,854)	(14)	(255)	(350)	(5,575)

Net increase in shares outstanding	1,183	$22,703	60	$1,063	466	$7,421

	A Class		C Class
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	574	$9,470	70	$1,132
Reinvestment of dividends	33	567	2	35
Shares redeemed	(91)	(1,453)	—	(12)

Net increase in shares outstanding	516	$8,584	72	$1,155

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

11. Subsequent Event

Agreement and Plan of Merger

On November 20, 2014, Lighthouse Holdings Parent, Inc. (“LHPI”), the indirect parent company of American Beacon Advisors, Inc., the Trusts’ investment manager, entered into an Agreement and Plan of Merger pursuant to which LHPI agreed to be acquired by investment funds managed by Kelso & Company, L.P. and Estancia Capital Management, LLC, both of which are private equity firms (“Transaction”). The Transaction is expected to close in the second calendar quarter of 2015, subject to customary closing conditions, including obtaining necessary client consents and approval from the Funds’ shareholders. There can be no assurance that the Transaction will be consummated as contemplated or that necessary conditions will be satisfied.

This change in control is deemed to be an “assignment” under the Investment Company Act of 1940 (the “1940 Act”) of the Trusts’ existing investment management agreement with the Manager and the sub-advisory agreements between the Trusts, the Manager, and each sub-advisor to the Funds and will result in automatic termination of each agreement. A new investment management agreement has been submitted to the Funds’ shareholders for approval and the Funds’ Board of Trustees approved new agreements with each sub-advisor under substantially the same terms as the current agreements.

The Transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund’s investment objectives or policies.

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class		Y Class		Investor Class		A Class		C Class
	August 19 to Dec. 31, 2014A		August 19 to Dec. 31, 2014A		August 19 to Dec. 31, 2014A		August 19 to Dec. 31, 2014A		August 19 to Dec. 31, 2014A
Net asset value, beginning of period	$10 .00		$10.00		$10.00		$10.00		$10.00

Income from investment operations:
Net investment income	0.24		0.30		0.30		0.32		0.27
Net gains (losses) on investments (both realized and unrealized)	1.10		1.03		1.02		1.00		1.02

Total income (loss) from investment operations	1.34		1.33		1.32		1.32		1.29

Less distributions:
Dividends from net investment income	(0.31)		(0.31)		(0.31)		(0.31)		(0.31)
Distributions from net realized gains	(0.08)		(0.08)		(0.08)		(0.08)		(0.08)

Total distributions	(0.39)		(0.39)		(0.39)		(0.39)		(0.39)

Net asset value, end of period	$10.95		$10.94		$10.93		$10.93		$10.90

Total return B	13.43	%C	13.33	%C	13.23	%C	13.23	%C	12.93	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$28,765		$465		$3,024		$9,019		$401
Ratios to average net assets:
Expenses, before reimbursements	4.97	%D	7.71	%D	5.98	%D	5.31	%D	8.75	%D
Expenses, net of reimbursements	1.54	%D	1.64	%D	1.92	%D	1.94	%D	2.68	%D
Net investment income, before expense reimbursements	2.73	%D	12.50	%D	10.41	%D	32.48	%D	7.02	%D
Net investment income, net of reimbursements	6.17	%D	18.58	%D	14.47	%D	35.85	%D	13.09	%D
Portfolio turnover rate	—	%E	—	%E	—	%E	—	%E	—	%E

A	August 19, 2014 is the inception date of the AHL Managed Futures Strategy Fund.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class		Y Class		Investor Class		A Class		C Class
	July 15 to Dec. 31, 2014E		July 15 to Dec. 31, 2014E		July 15 to Dec. 31, 2014E		July 15 to Dec. 31, 2014E		July 15 to Dec. 31, 2014E
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00

Income from investment operations:
Net investment income (loss)	0.02		0.01		0.01		0.00		(0.02)
Net gains (losses) on investments (both realized and unrealized)	0.71		0.72		0.70		0.71		0.69

Total income (loss) from investment operations	0.73		0.73		0.71		0.71		0.67

Less distributions:
Dividends from net investment income	(0.02)		(0.02)		(0.02)		(0.02)		(0.02)
Distributions from net realized gains	—		—		—		—		—

Total distributions	(0.02)		(0.02)		(0.02)		(0.02)		(0.02)

Net asset value, end of period	$10.71		$10.71		$10.69		$10.69		$10.65

Total return A	7.28	%B	7.28	%B	7.08	%B	7.08	%B	6.68	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,103		$388		$239		$164		$142
Ratios to average net assets:
Expenses, before reimbursements	8.98	%C	11.71	%C	12.62	%C	13.84	%C	13.72	%C
Expenses, net of reimbursements	0.98	%C	1.08	%C	1.36	%C	1.38	%C	2.13	%C
Net investment (loss), before expense reimbursements	(7.51	)%C	(10.06	)%C	(11.12	)%C	(12.35	)%C	(12.23	)%C
Net investment income (loss), net of reimbursements	0.49	%C	0.57	%C	0.14	%C	0.10	%C	(0.64	)%C
Portfolio turnover rate	12	%D	12	%D	12	%D	12	%D	12	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from July 15, 2014 to December 31, 2014, and is not annualized.
E	July 15, 2014 is the inception date of the Bahl & Gaynor Small Cap Growth Fund.

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,		Six Months Ended Dec. 31, 2012		Year Ended June 30,
	2014	2013			2012	2011		2010
Net asset value, beginning of period	$21.39	$15.85	$14.80		$14.62	$11.44		$9.74

Income from investment operations:
Net investment income	0.10	0.11	0.20		0.24	0.20	A	0.19	A
Net gains (losses) on investments (both realized and unrealized)	2.94	5.87	1.14		0.12	3.21		1.73

Total income (loss) from investment operations	3.04	5.98	1.34		0.36	3.41		1.92

Less distributions:
Dividends from net investment income	(0.17)	(0.11)	(0.29)		(0.18)	(0.23)		(0.22)
Distributions from net realized gains	(0.37)	(0.33)	—		—	—		—

Total distributions	(0.54)	(0.44)	(0.29)		(0.18)	(0.23)		(0.22)

Net asset value, end of period	$23.89	$21.39	$15.85		$14.80	$14.62		$11.44

Total return B	14.18%	37.77%	9.04	%C	2.60%	30.02%		19.65%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$313,661	$79,889	$26,669		$26,950	$29,647		$25,534
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.79%	1.01%	1.73	%D	1.30%	1.17%		1.11%
Expenses, net of reimbursements or recoupments	0.84%	0.84%	0.84	%D	0.82%	0.84%		0.84%
Net investment income (loss), before reimbursements or recoupments	1.08%	0.98%	1.38	%D	1.17%	1.17%		1.32%
Net investment income (loss), net of reimbursements or recoupments	1.04%	1.16%	2.27	%D	1.66%	1.50%		1.58%
Portfolio turnover rate	31%	38%	21	%C	36%	43%		49%

A	Per share amounts calculated based on average daily shares outstanding during the period.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Commencement of operations.
F	Portfolio turnover rate is for the period from July 1, 2011 to June 30, 2012.

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class						Investor Class						A Class
Year Ended December 31,		Six Months Ended Dec. 31,		Feb. 3E to June 30,		Year Ended December 31,		Six Months Ended Dec. 31,		Feb. 3E to June 30,		Year Ended December 31,		Six Months Ended Dec. 31,		Feb. 3E to June 30,
2014	2013	2012		2012		2014	2013	2012		2012		2014	2013	2012		2012
$ 21.35	$15.84	$14.80		$14.46		$21.28	$15.81	$14.78		$14.46		$21.22	$15.78	$14.77		$14.46

0.13	0.22	0.07		0.09		0.14	0.21	0.12		0.03		0.09	0.19	0.15		0.01
2.90	5.72	1.26		0.25		2.82	5.68	1.19		0.29		2.84	5.64	1.15		0.30

3.03	5.94	1.33		0.34		2.96	5.89	1.31		0.32		2.93	5.83	1.30		0.31

(0.17)	(0.10)	(0.29)		—		(0.10)	(0.09)	(0.28)		—		(0.12)	(0.06)	(0.29)		—
(0.37)	(0.33)	—		—		(0.37)	(0.33)	—		—		(0.37)	(0.33)	—		—

(0.54)	(0.43)	(0.29)		—		(0.47)	(0.42)	(0.28)		—		(0.49)	(0.39)	(0.29)		—

$ 23.84	$21.35	$15.84		$14.80		$23.77	$21.28	$15.81		$14.78		$23.66	$21.22	$15.78		$14.77

14.15%	37.55%	8.98	%C	2.35	%C	13.89%	37.28%	8.84	%C	2.21	%C	13.76%	37.01%	8.78	%C	2.14	%C

$ 119,162	$19,914	$36		$5		$668,659	$274,114	$489		$215		$103,717	$31,300	$311		$276
0.84%	0.93%	3.75	%D	144.38	%D	1.11%	1.08%	2.26	%D	18.30	%D	1.19%	1.38%	2.21	%D	15.39	%D
0.85%	0.94%	0.93	%D	0.94	%D	1.11%	1.09%	1.21	%D	1.22	%D	1.21%	1.34%	1.33	%D	1.34	%D
1.03%	1.07%	(0.51	)%D	(141.90	)%D	0.76%	0.95%	1.00	%D	(15.48	)%D	0.69%	0.61%	0.90	%D	(13.13	)%D
1.03%	1.06%	2.31	%D	1.54	%D	0.76%	0.94%	2.05	%D	1.59	%D	0.67%	0.66%	1.78	%D	0.92	%D
31%	38%	21	%C	36	%F	31%	38%	21	%C	36	%F	31%	38%	21	%C	36	%F

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,		Six Months Ended Dec. 31, 2012		Feb. 3E to June 30, 2012
	2014	2013
Net asset value, beginning of period	$21.00	$15.70	$14.73		$14.46

Income from investment operations:
Net investment income	0.02	0.18	0.09		0.02
Net gains (losses) on investments (both realized and unrealized)	2.69	5.47	1.17		0.25

Total income (loss) from investment operations	2.71	5.65	1.26		0.27

Less distributions:
Dividends from net investment income	(0.07)	(0.02)	(0.29)		—
Distributions from net realized gains	(0.37)	(0.33)	—		—

Total distributions	(0.44)	(0.35)	(0.29)		—

Net asset value, end of period	$23.27	$21.00	$15.70		$14.73

Total return B	12.88%	36.02%	8.54	%C	1.87	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$33,536	$2,346	$20		$14
Ratios to average net assets:
Expenses, before reimbursements	1.92%	2.13%	6.81	%D	64.88	%D
Expenses, net of reimbursements	1.94%	2.09%	1.77	%D	2.09	%D
Net investment (loss), before reimbursements	(0.05)%	(0.13)%	(3.55	)%D	(62.47	)%D
Net investment income (loss), net of reimbursements	(0.08)%	(0.08)%	1.49	%D	0.32	%D
Portfolio turnover rate	31%	38%	21	%C	36	%F

A	Per share amounts calculated based on average daily shares outstanding during the period.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Commencement of operations.
F	Portfolio turnover rate is for the period from July 1, 2011 to June 30, 2012.

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American Beacon Holland Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,						March 1A to Dec. 31,
	2014	2013	2012		2011		2010
Net asset value, beginning of period	$26.57	$21.60	$20.30		$20.00		$17.88

Income from investment operations:
Net investment income (loss)	0.03	0.02	0.09	B	(0.02	)C	(0.01	)C
Net gains (losses) on investments (both realized and unrealized)	1.94	7.02	2.47		0.71		2.61

Total income (loss) from investment operations	1.97	7.04	2.56		0.69		2.60

Less distributions:
Dividends from net investment income	—	(0.01)	(0.08)		—		—
Distributions from net realized gains on securities	(2.66)	(2.06)	(1.18)		(0.39)		(0.48)

Total distributions	(2.66)	(2.07)	(1.26)		(0.39)		(0.48)

Net asset value, end of period	$25.88	$26.57	$21.60		$20.30		$20.00

Total return D	7.31%	32.73%	12.57%		3.47%		14.58	%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$18,103	$16,292	$1,619		$1,193		$1,126
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.89%	0.86%	1.32%		1.49%		1.91	%F
Expenses, net of reimbursements or recoupments	0.89%	0.89%	0.96%		1.20%		1.20	%F
Net investment income (loss), before expense reimbursements or recoupments	0.14%	0.24%	0.07%		(0.38)%		(0.77	)%F
Net investment income (loss), net of reimbursements or recoupments	0.13%	0.21%	0.43%		(0.09)%		0.06	%F
Portfolio turnover rate	27%	29%	18%		12%		18%

A	Commencement of operations.
B	For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.
C	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from January 1, 2012 to December 31, 2012.

72

American Beacon Holland Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class				Investor Class								A Class
Year Ended December 31,		Mar. 23A to Dec. 31,		Year Ended December 31,								Year Ended December 31,						Feb. 1A to Dec. 31,
2014	2013	2012		2014	2013	2012		2011		2010		2014	2013	2012		2011		2010
$26.53	$21.59	$23.00		$26.36	$21.52	$20.24		$19.97		$17.94		$26.22	$21.43	$20.23		$19.96		$17.40

(0.02)	0.02	0.09	B	(0.04)	(0.05)	0.02	B	(0.05	)C	(0.04	)C	(0.08)	(0.03)	0.03	B	(0.05	)C	(0.04	)C
1.94	6.98	(0.26)		1.91	6.95	2.45		0.71		2.55		1.91	6.88	2.41		0.71		3.08

1.92	7.00	(0.17)		1.87	6.90	2.47		0.66		2.51		1.83	6.85	2.44		0.66		3.04

—	0.00	(0.06)		—	0.00	(0.01)		—		—		—	0.00	(0.06)		—		—
(2.66)	(2.06)	(1.18)		(2.66)	(2.06)	(1.18)		(0.39)		(0.48)		(2.66)	(2.06)	(1.18)		(0.39)		(0.48)

(2.66)	(2.06)	(1.24)		(2.66)	(2.06)	(1.19)		(0.39)		(0.48)		(2.66)	(2.06)	(1.24)		(0.39)		(0.48)

$25.79	$26.53	$21.59		$25.57	$26.36	$21.52		$20.24		$19.97		$25.39	$26.22	$21.43		$20.23		$19.96

7.13%	32.59%	(0.79	)%E	6.99%	32.21%	12.18%		3.33%		14.03%		6.88%	32.11%	11.99%		3.33%		17.51	%E

$74	$79	$23		$81,154	$77,426	$66,568		$58,682		$54,128		$1,012	$1,028	$467		$13		$12
1.11%	0.97%	10.18	%F	1.15%	1.26%	1.44%		1.64%		1.77%		1.35%	1.40%	2.73%		10.06%		42.81	%F
1.08%	0.99%	0.98	%F	1.21%	1.27%	1.29%		1.35%		1.35%		1.34%	1.39%	1.38%		1.40%		1.40	%F
(0.10)%	0.15%	(8.77	)%F	(0.13)%	(0.17)%	(0.08)%		(0.53)%		(0.64)%		(0.32)%	(0.28)%	(0.97)%		(8.94)%		(41.83	)%F
(0.06)%	0.12%	0.43	%F	(0.19)%	(0.18)%	0.07%		(0.24)%		(0.22)%		(0.31)%	(0.27)%	0.37%		(0.28)%		(0.22	)%F
27%	29%	18	%G	27%	29%	18%		12%		18%		27%	29%	18%		12%		18%

73

American Beacon Holland Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,		Mar. 23A to Dec. 31,
	2014	2013	2012
Net asset value, beginning of period	$25.82	$21.29	$22.90

Income from investment operations:
Net investment income (loss)	(0.36)	(0.17)	0.01
Net gains (losses) on securities (both realized and unrealized)	1.95	6.76	(0.38)

Total income (loss) from investment operations	1.59	6.59	(0.37)

Less distributions:
Dividends from net investment income	—	0.00	(0.06)
Distributions from net realized gains	(2.66)	(2.06)	(1.18)

Total distributions	(2.66)	(2.06)	(1.24)

Net asset value, end of period	$24.75	$25.82	$21.29

Total return A	6.05%	31.10%	(1.65	)%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$592	$703	$281
Ratios to average net assets (annualized):
Expenses, before reimbursements	2.10%	2.15%	6.17	%C
Expenses, net of reimbursements	2.09%	2.14%	2.12	%C
Net investment (loss), before expense reimbursements	(1.07)%	(1.04)%	(3.85	)%C
Net investment income (loss), net of reimbursements	(1.07)%	(1.03)%	0.20	%C
Portfolio turnover rate	27%	29%	18	%G

A	Commencement of operations.
B	For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.
C	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from January 1, 2012 to December 31, 2012.

74

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American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class										Y Class
	Year Ended December 31,		One Month Ended Dec. 31,		Year Ended November 30,						Year Ended December 31,		One Month Ended Dec. 31,		Feb. 24I to Nov. 30,
	2014	2013	2012		2012E		2011E		2010E		2014	2013	2012		2012
Net asset value, beginning of period	$17.83	$12.99	$13.54		$13.14		$12.03		$9.37		$17.81	$12.98	$13.54		$13.59

Income from investment operations:
Net investment income (loss)	(0.07)	(0.05)	0.06		(0.04	)H	(0.11	)A	(0.09	)A	(0.12)	(0.04)	0.01		(0.02)
Net gains (losses) from investments (both realized and unrealized)	(0.49)	5.60	0.23		1.43		1.37		2.75		(0.45)	5.58	0.27		(0.03)

Total income (loss) from investment operations	(0.56)	5.55	0.29		1.39		1.26		2.66		(0.57)	5.54	0.28		(0.05)

Less distributions:
Dividends from net investment income	—	0.00	—		—		—		—		—	0.00	—		—
Distributions from net realized gains	(0.70)	(0.67)	(0.84)		(0.99)		(0.15)		—		(0.70)	(0.68)	(0.84)		—
Return of capitalJ	—	(0.04)	—		—		—		—		—	(0.03)	—		—

Total distributions	(0.70)	(0.71)	(0.84)		(0.99)		(0.15)		—		(0.70)	(0.71)	(0.84)		—

Redemption fees added to beneficial interests	—	—	—		—		—		—		—	—	—		—

Net asset value, end of period	$16.57	$17.83	$12.99		$13.54		$13.14		$12.03		$16.54	$17.81	$12.98		$13.54

Total return B	(3.14)%	42.93%	2.15	%C	11.74%		10.49%		28.39%		(3.20)%	42.88%	2.07	%C	(0.37	)%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$359,959	$317,341	$130,342		$88,815		$52,336		$39,169		$171,901	$208,196	$4,563		$2,699
Ratios to average net assets:
Expenses, before reimbursements or recoupmentsK	1.08%	1.11%	1.20	%D	1.20%		1.15%		1.35%		1.16%	1.19%	1.36	%D	2.05	%D
Expenses, net of reimbursements or recoupmentsK	1.10%	1.09%	1.06	%D	1.10%		1.10%		1.10%		1.16%	1.19%	1.16	%D	1.21	%D
Net investment income (loss), before reimbursements or recoupments	(0.59)%	(0.73)%	0.54	%D	(0.84)%		(0.91)%		(1.09)%		(0.67)%	(0.79)%	0.19	%D	(1.57	)%D
Net investment income (loss), net of reimbursements or recoupments	(0.61)%	(0.71)%	0.68	%D	(0.74)%		(0.86)%		(0.84)%		(0.686)%	(0.78)%	0.38	%D	(0.73	)%D
Portfolio turnover rate	46%	39%	6	%C	45%		36%		66%		46%	39%	6	%C	45	%F

A	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Prior to the reorganization on February 24, 2012, the Institutional and Investor Classes were known as Class I and Class A, respectively.
F	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.
G	Amount represents less than $0.01 per share.
H	For purposes of this calculation, the change in undistributed net investment income was derived by dividing the change in undistributed net investment income by shares outstanding at November 30, 2012.
I	Commencement of operations.
J	The tax return of capital is calculated based on outstanding shares at the time of distribution.
K	Expense ratios may exceed stated expense caps in Note 2 due in part to security lending expense.

76

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class										A Class							C Class
Year Ended December 31,		One Month Ended Dec. 31,		Year Ended November 30,						Year Ended December 31,			One Month Ended Dec. 31,		Feb. 24I to Nov. 30,		Year Ended December 31,		One Month Ended Dec. 31,		Feb. 24I to Nov. 30,
2014	2013	2012		2012E		2011E		2010E		2014	2013		2012		2012		2014	2013	2012		2012
$16.98	$12.42	$12.99		$12.67		$11.64		$9.09		$16.91	$12.40		$12.98		$13.07		$16.66	$12.32	$12.91		$13.07

(0.16)	(0.04)	0.02		(0.06	)H	(0.14	)A	(0.11	)A	(0.18)	(0.10)		0.01		(0.07)		(0.24)	(0.13)	0.00		(0.06)
(0.41)	5.31	0.25		1.37		1.32		2.66		(0.42)	5.32		0.25		(0.02)		(0.46)	5.18	0.25		(0.10)

(0.57)	5.27	0.27		1.31		1.18		2.55		(0.60)	5.22		0.26		(0.09)		(0.70)	5.05	0.25		(0.16)

—	0.00	—		—		—		—		—	0.00		—		—		—	0.00	—		—
(0.70)	(0.69)	(0.84)		(0.99)		(0.15)		—		(0.70)	(0.71)		(0.84)		—		(0.70)	(0.71)	(0.84)		—
—	(0.02)	—		—		—		—		—	(0.00	)E	—		—		—	—	—		—

(0.70)	(0.71)	(0.84)		(0.99)		(0.15)		—		(0.70)	(0.71)		(0.84)		—		(0.70)	(0.71)	(0.84)		—

—	—	—		—		0.00	G	0.00	G	—	—		—		—		—	—	—		—

$15.71	$16.98	$12.42		$12.99		$12.67		$11.64		$15.61	$16.91		$12.40		$12.98		$15.26	$16.66	$12.32		$12.91

(3.35)%	42.62%	2.08	%C	11.44%		10.15%		28.05%		(3.54)%	42.28%		2.01	%C	(0.69	)%C	(4.20)%	41.17%	1.94	%C	(1.22	)%C

$147,227	$169,799	$69,786		$67,506		$47,101		$45,911		$9,702	$10,942		$3,131		$2,941		$2,771	$2,447	$349		$343
1.31%	1.39%	1.62	%D	1.56%		1.40%		1.60%		1.51%	1.57%		1.79	%D	2.08	%D	2.26%	2.33%	3.21	%D	6.15	%D
1.37%	1.35%	1.34	%D	1.36%		1.35%		1.35%		1.52%	1.59%		1.58	%D	1.61	%D	2.27%	2.34%	2.33	%D	2.35	%D
(0.81)%	(1.01)%	0.23	%D	(1.20)%		(1.16)%		(1.33)%		(1.02)%	(1.18)%		0.04	%D	(1.68	)%D	(1.76)%	(1.93)%	(1.36	)%D	(5.71	)%D
(0.88)%	(0.96)%	0.50	%D	(1.00)%		(1.11)%		(1.08)%		(1.03)%	(1.20)%		0.25	%D	(1.21	)%D	(1.77)%	(1.94)%	(0.48	)%D	(1.91	)%D
46%	39%	6	%C	45%		36%		66%		46%	39%		6	%C	45	%F	46%	39%	6	%C	45	%F

77

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class										Y Class
	Year Ended December 31,		One Month Ended Dec. 31,		Year Ended November 30,						Year Ended December 31,			One Month Ended Dec. 31,		Feb. 24A to Nov. 30,
	2014	2013	2012		2012B		2011B		2010B		2014	2013		2012		2012
Net asset value, beginning of period	$19.76	$15.38	$15.24		$13.69		$12.44		$9.63		$19.76	$15.38		$15.23		$15.09

Income from investment operations:
Net investment income (loss)	(0.04)	(0.05)	0.02		—	C	(0.10	)D	(0.09	)D	(0.06)	(0.08)		0.02		(0.03)
Net gains from investments (both realized and unrealized)	0.72	5.12	0.20		1.55		1.35		2.90		0.72	5.15		0.21		0.17

Total income from investment operations	0.68	5.07	0.22		1.55		1.25		2.81		0.66	5.07		0.23		0.14

Less distributions:
Dividends from net investment income	—	(0.01)	—		—		—		—		—	(0.01)		—		—
Distributions from net realized gains on securities	(1.20)	(0.66)	(0.08)		—		—		—		(1.20)	(0.68)		(0.08)		—
Tax return of capital J	—	(0.02)	—		—		—		—		—	(0.00	)H	—		—

Total distributions	(1.20)	(0.69)	(0.08)		—		—		—		(1.20)	(0.69)		(0.08)		—

Redemption fees added to beneficial interests	—	—	—		—		—		—		—	—		—		—

Net asset value, end of period	$19.24	$19.76	$15.38		$15.24		$13.69		$12.44		$19.22	$19.76		$15.38		$15.23

Total return E	3.41%	33.14%	1.43	%F	11.32%		10.05%		29.18%		3.31%	33.14%		1.50	%F	0.93	%F

Ratios and supplemental data:
Net assets, end of period (in thousands)	$87,620	$63,236	$31,005		$30,503		$13,208		$7,124		$3,109	$1,672		$374		$222
Ratios to average net assets:
Expenses, before reimbursements or recoupmentsK	1.05%	1.12%	1.31	%G	1.28%		1.65%		2.27%		1.10%	1.14%		1.53	%G	3.85	%G
Expenses, net of reimbursements or recoupmentsK	1.00%	0.99%	0.99	%G	1.03%		1.25%		1.25%		1.10%	1.09%		1.09	%G	1.09	%G
Net investment income (loss), before reimbursements or recoupments	(0.53)%	(0.70)%	1.37	%G	(0.62)%		(1.12)%		(1.81)%		(0.57)%	(0.73)%		0.69	%G	(3.09	)%G
Net investment income (loss), net of reimbursements or recoupments	(0.48)%	(0.58)%	1.69	%G	(0.37)%		(0.72)%		(0.79)%		(0.58)%	(0.68)%		1.13	%G	(0.33	)%G
Portfolio turnover rate	37%	25%	1	%F	27%		30%		20%		37%	25%		1	%F	27	%I

A	Commencement of operations.
B	Prior to the reorganization on February 24, 2012, the Institutional Class and Investor Classes were known as Class I and Class A, respectively.
C	For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.
D	The Predecessor Fund calculated the change in undistributed net investment income per share by dividing the change in undistributed net investment income by average shares outstanding for the period.
E	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
F	Not annualized.
G	Annualized.
H	Amount represents less than $0.01 per share.
I	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.
J	The tax return of capital is calculated based on outstanding shares at the time of distribution.
K	Expense ratios may exceed stated expense caps in Note 2 due in part to security lending expense.

78

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class											A Class							C Class
Year Ended December 31,			One Month Ended Dec. 31, 2012		Year Ended November 30,						Year Ended December 31,			One Month Ended Dec. 31, 2012		Feb. 24A to Nov. 30, 2012		Year Ended December 31,			One Month Ended Dec. 31, 2012		Feb. 24A to Nov. 30, 2012
2014	2013				2012B		2011B		2010B		2014	2013						2014	2013
$17.64	$13.83		$13.72		$12.36		$11.26		$8.74		$17.61	$13.83		$13.72		$13.62		$17.38	$13.75		$13.63		$13.62

(0.36)	(0.08)		0.02		(0.14	)C	(0.11	)D	(0.10	)D	(0.19)	(0.10)		0.02		(0.05)		(0.27)	(0.16)		0.02		(0.04)
0.89	4.58		0.17		1.50		1.21		2.62		0.72	4.57		0.17		0.15		0.66	4.47		0.18		0.05

0.53	4.50		0.19		1.36		1.10		2.52		0.53	4.47		0.19		0.10		0.39	4.31		0.20		0.01
—	(0.01)		—		—		—		—		—	(0.01)		—		—		—	0.00		—		—
(1.20)	(0.68)		(0.08)		—		—		—		(1.20)	(0.68)		(0.08)		—		(1.20)	(0.68)		(0.08)		—
—	(0.00	)H	—		—		—		—		—	(0.00	)H	—		—		—	(0.00	)H	—		—

(1.20)	(0.69)		(0.08)		—		—		—		(1.20)	(0.69)		(0.08)		—		(1.20)	(0.68)		(0.08)		—

—	—		—		—		—		0.00	H	—	—		—		—		—	—		—		—

$16.97	$17.64		$13.83		$13.72		$12.36		$11.26		$16.94	$17.61		$13.83		$13.72		$16.57	$17.38		$13.75		$13.63

2.97%	32.71%		1.37	%F	11.00%		9.77%		28.83%		2.97%	32.49%		1.37	%F	0.73	%F	2.21%	31.35%		1.45	%F	0.07	%F

$19,552	$31,912		$18,585		$18,092		$20,034		$15,076		$16,506	$18,396		$7,302		$7,063		$1,902	$1,626		$302		$147
1.27%	1.38%		1.68	%G	1.67%		1.91%		2.52%		1.45%	1.57%		1.81	%G	1.83	%G	2.22%	2.28%		2.68	%G	14.54	%G
1.38%	1.37%		1.37	%G	1.40%		1.50%		1.50%		1.45%	1.49%		1.49	%G	1.49	%G	2.20%	2.24%		2.24	%G	2.24	%G
(0.77)%	(0.98)%		0.94	%G	(1.04)%		(1.35)%		(2.06)%		(0.94)%	(1.16)%		0.86	%G	(1.04	)%G	(1.69)%	(1.87)%		0.15	%G	(13.65	)%G
(0.88)%	(0.97)%		1.26	%G	(0.76)%		(0.94)%		(1.04)%		(0.94)%	(1.09)%		1.18	%G	(0.70	)%G	(1.68)%	(1.84)%		0.59	%G	(1.36	)%G
37%	25%		1	%F	27%		30%		20%		37%	25%		1	%F	27	%I	37%	25%		1	%F	27	%I

79

American Beacon FundSM

Affirmation of the Commodity Pool Operator

December 31, 2014 (Unaudited)

To the best of my knowledge and belief, the information contained in the attached financial statements for the period from August 19, 2014 to December 31, 2014, is accurate and complete.

Melinda G. Heika, Treasurer

American Beacon Advisors, Inc.

Commodity Pool Operator for the American Beacon AHL Managed Futures Strategy Fund

80

American Beacon FundSM

Privacy Policy and Federal Tax Information

December 31, 2014 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distribution for the taxable year ended December 31, 2014. The information and distributions reported herein may differ from information and distribution taxable to the shareholders for the calendar year ended December 31, 2014.

The Funds designated the following items with regard to distributions paid during the fiscal year ended December 31, 2014. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	AHL Managed Futures	Bahl & Gaynor Small Cap Growth	Bridgeway Large Cap Value	Holland Large Cap Growth	Stephens Small Cap Growth	Stephens Mid-Cap Growth
Corporate Dividends Received Deduction	0.0%	94.4%	93.6%	95.8%	23.8%	67.1%
Qualified Dividend Income	0.0%	100.0%	100.0%	0.0%	0.0%	0.0%

The Funds designated the following as short-term capital gain distributions for the year ended December 31, 2014:

AHL Managed Futures Strategy Fund	$123,428
Bridgeway Large Cap Value Fund	8,423,627
Holland Large Cap Growth Fund	22,514

The Funds designated the following as long-term capital gain distributions for the year ended December 31, 2014:

AHL Managed Futures Strategy Fund	$167,258
Bridgeway Large Cap Value Fund	10,051,326
Holland Large Cap Growth Fund	9,474,250
Stephens Small Cap Growth Fund	28,816,987
Stephens Mid-Cap Growth Fund	7,860,125

Shareholders will receive notification in January 2015 of the appropriate tax information necessary to prepare their 2014 income tax returns.

81

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

At its February 18, 2014 meeting, the Board of Trustees (“Board”) considered: (1) the approval of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of American Beacon Bahl & Gaynor Small Cap Growth Fund, a new series of the Trust (“Bahl & Gaynor Fund”); and (2) the approval of a new investment advisory agreement among the Manager, Bahl & Gaynor Inc. (“Bahl & Gaynor”) and the Trust with respect to the Bahl & Gaynor Fund (“Bahl & Gaynor Agreement”).

Approval of Management Agreement on Behalf of the Bahl & Gaynor Fund

In advance of the meeting, the Board requested and reviewed information provided by the Manager in connection with its consideration of the Management Agreement for the Bahl & Gaynor Fund, and the Investment Committee of the Board met with representatives of the Manager. The Board considered, among other materials, responses by the Manager to inquiries requesting: a description of the advisory and related services proposed to be provided to the Bahl & Gaynor Fund; identification of the professional personnel who are proposed to be assigned primary responsibility for managing the Bahl & Gaynor Fund; an analysis of the proposed advisory fee, and fee waivers, a comparison to the fees charged to other comparable clients and an explanation of any differences between the fee schedules; and any other information the Manager believed would be material to the Board’s consideration of the Management Agreement. The Board also considered information that had been provided by the Manager to the Board at the May 2013 meeting in connection with the renewal of the Management Agreement between the Manager and the Trust as it related to the existing series of the Trust (“Existing Funds”), and updated information regarding recent business initiatives and various personnel changes at the Manager.

Provided below is an overview of the primary factors the Board or its committees considered at its February 18, 2014 meetings at which the Board considered the approval of the Management Agreement. In determining whether to approve the Management Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the estimated costs to be incurred by the Manager in rendering its services and the resulting profits or losses; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Manager with the Existing Funds; and (6) any other benefits derived or anticipated to be derived by the Manager from its relationship with the Bahl & Gaynor Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Management Agreement, and each Trustee may have afforded different weight to the various factors. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the approval. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Management Agreement. Based on its evaluation, the Board unanimously concluded that the terms of the Management Agreement were reasonable and fair and that the approval of the Management Agreement was in the best interest of the Bahl & Gaynor Fund.

Nature, Extent and Quality of Services. The Board noted that it had considered the renewal of the Management Agreement between the Manager and the Trust as it relates to the Existing Funds at its May 2013 meeting. At that meeting, the Board received detailed information regarding the Manager, including information with respect to the scope of services provided by the Manager to the Existing Funds and the background and experience of the Manager’s key investment personnel. At the May meeting, the Board also considered the Manager’s investment approach and goal to provide consistent above average long-term performance at a low cost on behalf of the Existing Funds and the Manager’s culture of compliance and support for compliance operations that reduces risks to the Existing Funds. The Board noted the Manager’s representation that the advisory and related services proposed to be provided to the Bahl & Gaynor Fund will be consistent with the services provided to the Existing Funds. The Board considered the background and experience of key investment personnel who will have primary responsibility for the day-to-day oversight of the Bahl & Gaynor Fund. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management to be provided by the Manager were appropriate for the Bahl & Gaynor Fund.

Investment Performance. The Board noted that the Bahl & Gaynor Fund is newly organized and, therefore, had no historical performance for the Board to review. The Board also noted that the Trustees would review the performance of Bahl & Gaynor in connection with their consideration of the Bahl & Gaynor Agreement.

Costs of the Services Provided to the Bahl & Gaynor Fund and the Projected Profits or Losses to be Realized by the Manager from its Relationship with the Bahl & Gaynor Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the estimated revenues to be earned and the expenses to be incurred by the Manager. The Board also considered that the Manager will receive administrative service fees to compensate the Manager for providing shareholder and administrative services to the Bahl & Gaynor Fund. The Board noted the Manager’s representation that its accounting system does not provide for cost allocation on a fund-by-fund basis. Accordingly, the Manager created an allocation of expenses based upon the estimated percentage of time spent by its employees on non-distribution related business. The Board then noted that the Manager was projected to incur a loss from its first year of rendering services to the Bahl & Gaynor Fund.

Comparisons of the amounts to be paid to the Manager under the Management Agreement and other funds in the relevant Morningstar category. In evaluating the Management Agreement, the Board reviewed the Manager’s proposed management fee schedule. The Board considered a comparison of the management fee rate to be charged by the Manager under the Management Agreement versus the fee rates charged to comparable funds. The Board noted that the Manager provides comparable services to the Existing Funds at the same rate as proposed for the Bahl & Gaynor Fund. The Board also noted that the management fee rate proposed by the Manager for the Bahl & Gaynor Fund, both on a stand-alone basis and combined with the proposed advisory fee rate to be paid to Bahl & Gaynor, is lower than the average advisory fee rate paid by funds in the Morningstar, Inc. (“Morningstar”) category of actively-managed small cap growth funds. The Board also considered that the Manager has agreed to contractually limit the expenses of the Bahl & Gaynor Fund for at least

82

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

one year following the inception date of the Bahl & Gaynor Fund. This information assisted the Board in concluding that the management fee rate appeared to be within a reasonable range for the services to be provided to the Bahl & Gaynor Fund, in light of all the factors considered.

Economies of Scale. The Board considered that breakpoints were not included in the proposed management fee, but were included in the proposed advisory fee. Accordingly, the Board noted the Manager’s representation that the combined management and advisory fee rate would reflect economies of scale for the benefit of Bahl & Gaynor Fund shareholders.

Benefits Derived from the Relationship with the Bahl & Gaynor Fund. The Board considered the Manager’s representation that it does not anticipate any material “fall-out” benefits resulting from its proposed relationship with the Bahl & Gaynor Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationship with the Bahl & Gaynor Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Bahl & Gaynor Fund or the Manager, as that term is defined in the Investment Company Act of 1940, as amended, (“1940 Act”): (1) concluded that the proposed management fee is fair and reasonable; (2) determined that the Bahl & Gaynor Fund and its shareholders would benefit from the Manager’s management of the Bahl & Gaynor Fund; and (3) approved the Management Agreement.

Approval of Investment Advisory Agreement with Bahl & Gaynor

In advance of the meeting, the Board requested and reviewed information provided by Bahl & Gaynor in connection with its consideration of the Bahl & Gaynor Agreement, and the Investment Committee of the Board met with representatives of Bahl & Gaynor. The Board considered, among other materials, responses by Bahl & Gaynor to inquiries requesting: a description of the advisory and related services proposed to be provided to the Bahl & Gaynor Fund; identification of the professional personnel to perform services for the Bahl & Gaynor Fund and their education, experience and responsibilities; a comparison of investment performance of Bahl & Gaynor’s Small Cap Growth Composite with the performance of applicable peer groups and indices; an analysis of the proposed advisory fee, including a comparison with fee rates charged to other clients for which similar services are provided and anticipated economies of scale; a description of the portfolio managers’ compensation and, if compensation is tied to performance, a description of the oversight mechanism to prevent a manager with lagging performance from taking undue risks; a description of Bahl & Gaynor’s compliance program and any material compliance matters, as well as its trading activities; a discussion of Bahl & Gaynor’s financial condition and confirmation that Bahl & Gaynor’s financial condition would not impair its ability to provide high-quality services to the Bahl & Gaynor Fund; and any other information that Bahl & Gaynor believed would be material to the Board’s consideration of the Bahl & Gaynor Agreement.

Provided below is an overview of the primary factors the Board or its committees considered at its February 18, 2014 meetings at which the Board considered the approval of the Bahl & Gaynor Agreement. In determining whether to approve the Bahl & Gaynor Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the investment performance of Bahl & Gaynor; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Bahl & Gaynor with other clients; and (6) any other benefits anticipated to be derived by Bahl & Gaynor from its relationship with the Bahl & Gaynor Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Bahl & Gaynor Agreement, and each Trustee may have afforded different weight to the various factors. The Trustees posed questions to various management personnel of Bahl & Gaynor regarding certain key aspects of the materials submitted in support of the approval. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Bahl & Gaynor Agreement. Based on its evaluation, the Board unanimously concluded that the terms of the Bahl & Gaynor Agreement were reasonable and fair and that the approval of the Bahl & Gaynor Agreement was in the best interests of the Bahl & Gaynor Fund.

Nature, extent and quality of the services to be provided by Bahl & Gaynor. The Board considered information regarding Bahl & Gaynor’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the Bahl & Gaynor Agreement. The Board also considered Bahl & Gaynor’s investment resources, infrastructure and the adequacy of its compliance program. In addition, the Board considered the background and experience of the portfolio management personnel who will be assigned responsibility for managing the Bahl & Gaynor Fund. The Board considered Bahl & Gaynor’s representation that its financial condition is adequate to support the provision by Bahl & Gaynor of high quality advisory services to the Bahl & Gaynor Fund and that current staffing levels were adequate to service the Bahl & Gaynor Fund. In addition, the Board took into consideration the Manager’s recommendation of Bahl & Gaynor. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by Bahl & Gaynor were appropriate for the Bahl & Gaynor Fund in light of its investment objective and, thus, supported a decision to approve the Bahl & Gaynor Agreement.

Performance of Bahl & Gaynor. The Board evaluated the performance information provided by Bahl & Gaynor and the Manager regarding the performance of Bahl & Gaynor’s Small Cap Growth Composite (“Composite”), gross of fees, as compared to the Russell 2000 Growth Index (“Benchmark”), Morningstar small cap growth category average (“Morningstar Average”) and PSN Small Cap Growth Universe median (“PSN Median”). The Board considered that the annualized performance of the Composite outperformed the Benchmark and Morningstar Average for the one-, three-, five-year and since inception periods ended December 31, 2013, while it outperformed the PSN Median for the three-year and since-inception periods ended December 31, 2013 and underperformed the PSN Median for all other relevant time periods. The Board also considered how the Composite would have ranked in the Morningstar small cap growth category. Based on the foregoing information, the Board concluded that the historical investment performance record of Bahl & Gaynor supported approval of the Bahl & Gaynor Agreement.

83

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Comparisons of the amounts to be paid under the Agreement with those under contracts between Bahl & Gaynor and its other clients. In evaluating the Bahl & Gaynor Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by Bahl & Gaynor on behalf of and paid by the Bahl & Gaynor Fund. The Board considered Bahl & Gaynor’s representation that the proposed fee rate is lower than its standard separate account fee schedule. In this regard, the Board also noted the Manager’s representation that the combined management and advisory fee rate to be paid to the Manager and Bahl & Gaynor was lower than the average for the Bahl & Gaynor Fund’s Morningstar peer group. After evaluating this information, the Board concluded that Bahl & Gaynor’s advisory fee rate under the Bahl & Gaynor Agreement was reasonable in light of the services to be provided to the Bahl & Gaynor Fund.

Costs of the services to be provided and profits to be realized by Bahl & Gaynor and its affiliates from its relationship with the Bahl & Gaynor Fund. The Board did not consider the costs of the services to be provided and profits to be realized by Bahl & Gaynor from its relationship with the Bahl & Gaynor Fund, noting instead the arm’s-length nature of the relationship between the Manager and Bahl & Gaynor with respect to the negotiation of the advisory fee rate on behalf of the Bahl & Gaynor Fund.

Economies of Scale. The Board considered Bahl & Gaynor’s representation that the proposed fee rate includes breakpoints, which anticipate any economies of scale in connection with the services that it will provide to the Bahl & Gaynor Fund. Based on the foregoing information, the Board concluded that the breakpoint under the proposed fee schedule reflect economies of scale associated with the services to be provided to the Bahl & Gaynor Fund by Bahl & Gaynor.

Benefits to be derived by Bahl & Gaynor from the relationship with the Bahl & Gaynor Fund. The Board considered the “fall-out” or ancillary benefits that might accrue to Bahl & Gaynor as a result of its relationship with the Bahl & Gaynor Fund, including greater exposure in the marketplace with respect to Bahl & Gaynor’s investment process and expanding the level of assets under management by Bahl & Gaynor. The Board also noted Bahl & Gaynor’s representation that it utilizes soft dollars to obtain proprietary research from broker-dealers and may receive elevated service levels from brokers as the Fund’s assets grow. Based on the foregoing information, the Board concluded that the potential benefits accruing to Bahl & Gaynor by virtue of its relationship with the Bahl & Gaynor Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Bahl & Gaynor Fund, the Manager or Bahl & Gaynor, as that term is defined in the 1940 Act, concluded that the proposed advisory fee rate is fair and reasonable and that the approval of the Bahl & Gaynor Agreement is in the best interests of the Bahl & Gaynor Fund and approved the Bahl & Gaynor Agreement.

At its June 5, 2014 meeting, the Board of Trustees (“Board”) considered: (1) the approval of the Management Agreement between the Manager and the Trust on behalf of American Beacon AHL Managed Futures Fund, a new series of the Trust (“AHL Fund”) and (2) the approval of a new investment advisory agreement among the Manager, AHL Partners LLP (“AHL”) and the Trust with respect to the AHL Fund (“AHL Agreement”).

Approval of Management Agreement on Behalf of the AHL Fund

In advance of the meeting, the Board requested and reviewed information provided by the Manager in connection with its consideration of the Management Agreement for the AHL Fund and the Investment Committee of the Board met with representatives of the Manager. The Board considered, among other materials, responses by the Manager to inquiries requesting: a description of the advisory and related services proposed to be provided to the AHL Fund; identification of the professional personnel who are proposed to be assigned primary responsibility for managing the AHL Fund; an analysis of the proposed advisory fee, and fee waivers, a comparison to the fees charged to other comparable clients and an explanation of any differences between the fee schedules; and any other information the Manager believed would be material to the Board’s consideration of the Management Agreement. The Board also considered information that had been provided by the Manager to the Board at the May 15 and June 5, 2014 meetings in connection with the Board’s consideration of the renewal of the Management Agreement between the Manager and the Trust as it related to the Existing Funds.

Provided below is an overview of the primary factors the Board or its committees considered at its June 5, 2014 meetings at which the Board considered the approval of the Management Agreement with respect to the AHL Fund. In determining whether to approve the Management Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the estimated costs to be incurred by the Manager in rendering its services and the resulting profits or losses; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Manager with the Existing Funds; and (6) any other benefits derived or anticipated to be derived by the Manager from its relationship with the AHL Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Management Agreement, and each Trustee may have afforded different weight to the various factors. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the approval. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Management Agreement. Based on its evaluation, the Board unanimously concluded that the terms of the Management Agreement were reasonable and fair and that the approval of the Management Agreement was in the best interest of the AHL Fund.

Nature, Extent and Quality of Services. The Board noted that it had considered the renewal of the Management Agreement between the Manager and the Trust as it relates to the Existing Funds at its May 15, 2014 meeting and would formally vote on the renewal

84

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

of that agreement at the June 5, 2014 meeting. At those meetings, the Board received detailed information regarding the Manager, including information with respect to the scope of services provided by the Manager to the Existing Funds and the background and experience of the Manager’s key investment personnel. At the May 15 and June 5, 2014 meetings, the Board also considered the Manager’s investment approach and goal to provide consistent above average long-term performance at below average costs on behalf of the Existing Funds and the Manager’s culture of compliance and support for compliance operations that reduces risks to the Existing Funds. The Board noted the Manager’s representation that the advisory and related services proposed to be provided to the AHL Fund will be consistent with the services provided to the Existing Funds, and that the Manager will provide certain additional tax and legal services to the AHL Fund attendant to the AHL Fund’s investment in its wholly-owned subsidiary. The Board considered the background and experience of key investment personnel who will have primary responsibility for the day-to-day oversight of the AHL Fund. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management to be provided by the Manager were appropriate for the AHL Fund.

Investment Performance. The Board noted that the AHL Fund is newly organized and, therefore, had no historical performance for the Board to review. The Board also noted that the Trustees would review the performance of AHL in connection with their consideration of the AHL Agreement.

Costs of the Services Provided to the AHL Fund and the Projected Profits or Losses to be Realized by the Manager from its Relationship with the AHL Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the estimated revenues to be earned and the expenses to be incurred by the Manager. The Board also considered that because the Manager will provide services to the AHL Fund’s subsidiary at no additional cost, the Manager’s fee with respect to the AHL Fund will be calculated based on the combined assets of the AHL Fund and its subsidiary. Additionally, the Board considered that the Manager will receive administrative service fees to compensate the Manager for providing shareholder and administrative services to the AHL Fund and the AHL Fund’s subsidiary. The Board noted the Manager’s representation that its accounting system does not provide for cost allocation on a fund-by-fund basis. Accordingly, the Manager created an allocation of expenses based upon the estimated percentage of time to be spent by its employees on non-distribution related business. The Board then noted that the Manager was projected to incur losses from its first year of rendering services to the AHL Fund.

Comparisons of the amounts to be paid to the Manager under the Management Agreement and other funds in the relevant Morningstar category. In evaluating the Management Agreement, the Board reviewed the Manager’s proposed management fee schedule. The Board considered a comparison of the management fee rate to be charged by the Manager under the Management Agreement versus the fee rates charged to comparable funds. The Board noted that the Manager provides comparable services to the Existing Funds at the same rate as proposed for the AHL Fund. The Board also noted that the management fee rate proposed by the Manager for the AHL Fund, both on a stand-alone basis and combined with the proposed advisory fee rate to be paid to AHL, is lower than the average advisory fee rate paid by peer group funds in each Fund’s Morningstar, Inc. (“Morningstar”) category. The Board also considered that the Manager has agreed to contractually limit the expenses of the AHL Fund for at least one year following each Fund’s inception date. This information assisted the Board in concluding that the management fee rate appeared to be within a reasonable range for the services to be provided to the AHL Fund, in light of all the factors considered.

Economies of Scale. The Board considered that breakpoints were not included in the proposed management fee and noted the Manager’s representation that the proposed management fee rate for the Fund reflects economies of scale for the benefit of AHL Fund shareholders.

Benefits Derived from the Relationship with the AHL Fund. The Board considered the Manager’s representation that it does not anticipate any material “fall-out” benefits resulting from its proposed relationship with the AHL Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationship with the AHL Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the AHL Fund or the Manager, as that term is defined in the 1940 Act: (1) concluded that the proposed management fee is fair and reasonable; (2) determined that the AHL Fund and its shareholders would benefit from the Manager’s management of the AHL Fund; and (3) approved the Management Agreement on behalf of the AHL Fund.

Approval of Investment Advisory Agreement with AHL

In advance of the meeting, the Board requested and reviewed information provided by AHL in connection with its consideration of the AHL Agreement, and the Investment Committee of the Board met with representatives of AHL. The Board considered, among other materials, responses by AHL to inquiries requesting: a description of the advisory and related services proposed to be provided to the AHL Fund; identification of the professional personnel to perform services for the AHL Fund and their education, experience and responsibilities; a comparison of investment performance of AHL’s private funds with the performance of applicable peer groups and indices; an analysis of the proposed advisory fee, including a comparison with fee rates charged to other clients for which similar services are provided and anticipated economies of scale; a description of the portfolio managers’ compensation and, if compensation is tied to performance, a description of the oversight mechanism to prevent a manager with lagging performance from taking undue risks; a description of AHL’s compliance program and any material compliance matters, as well as its trading activities; a discussion of the financial condition of AHL’s parent company; and any other information that AHL believed would be material to the Board’s consideration of the AHL Agreement.

Provided below is an overview of the primary factors the Board or its committees considered at its June 5, 2014 meetings at which the Board considered the approval of the AHL Agreement. In determining whether to approve the AHL Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the investment

85

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

performance of AHL; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the AHL with other clients; and (6) any other benefits anticipated to be derived by AHL from its relationship with the AHL Fund.

The Board did not identify any particular information that was most relevant to its consideration of the AHL Agreement, and each Trustee may have afforded different weight to the various factors. The Trustees posed questions to various management personnel of the Manager and AHL regarding certain key aspects of the materials submitted in support of the approval. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the AHL Agreement. Based on its evaluation, the Board unanimously concluded that the terms of the AHL Agreement were reasonable and fair and that the approval of the AHL Agreement was in the best interests of the AHL Fund.

Nature, extent and quality of the services to be provided by AHL. The Board considered information regarding AHL’s principal business activities, reputation financial condition and overall capabilities to perform the services under the AHL Agreement. The Board considered that, as a newly organized investment adviser, AHL would be supported by the investment resources and infrastructure of its parent company. The Board also considered the adequacy of AHL’s compliance program, which also covers its parent company. In addition, the Board considered the background and experience of the portfolio management personnel who will be assigned responsibility for managing the AHL Fund. The Board considered AHL’s representation that the financial condition of its parent company would support the provision of high quality advisory services to the AHL Fund and that current staffing levels were adequate to service the AHL Fund. In addition, the Board took into consideration the Manager’s recommendation of AHL. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by AHL were appropriate for the AHL Fund in light of its investment objective and, thus, supported a decision to approve the AHL Agreement.

Performance of AHL. The Board evaluated the performance information provided by AHL regarding the annualized performance of AHL’s private funds, net of fees (“Private Funds”), relative to the Barclay BTOP50 Index (“Barclay Index”) as of April 30, 2014. The Board also evaluated the simulated performance information provided by the Manager for the AHL Liquid Trend Following Strategy (“AHL Strategy”), net of fees, compared to the BofA Merrill Lynch 3-Month Treasury Bill Index (“BofA Index”) and the Morningstar managed futures category average for mutual funds (“Morningstar Category”) as of December 31, 2013. The Board considered that the Private Funds outperformed the Barclay Index for the 3-year, 5-year and 10-year periods, but underperformed the Barclays Index for the 1-year period ended April 30, 2014. The Board also considered that the AHL Strategy outperformed the BofA Index for the 3-year, 5-year and 10-year periods and the Morningstar Category for the 3-year and 5-year periods, but underperformed the BofA Index and the Morningstar Category for the 1-year period ended December 31, 2013. In addition, the Board considered how the AHL Strategy would have ranked in the Morningstar Category. Based on the foregoing information, the Board concluded that the historical investment performance record of AHL supported approval of the AHL Agreement.

Comparisons of the amounts to be paid under the Agreement with those under contracts between AHL and its other clients. In evaluating the AHL Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by AHL on behalf of and paid by the AHL Fund. The Board considered AHL’s representation that AHL does not have any other subadvisory relationships or manage funds with the same investment mandate. The Board also considered that, because AHL will provide services to the AHL Fund’s subsidiary at no cost, AHL’s fee with respect to the AHL Fund will be calculated based on the combined assets of the AHL Fund and its subsidiary. Additionally, the Board noted the Manager’s representation that the combined management and advisory fee rate to be paid to the Manager and AHL was lower than the average for the AHL Fund’s Morningstar Category. After evaluating this information, the Board concluded that AHL’s advisory fee rate under the AHL Agreement was reasonable in light of the services to be provided to the AHL Fund.

Costs of the services to be provided and profits to be realized by AHL and its affiliates from its relationship with the AHL Fund. The Board did not consider the costs of the services to be provided and profits to be realized by AHL from its relationship with the AHL Fund, noting instead the arm’s-length nature of the relationship between the Manager and AHL with respect to the negotiation of the advisory fee rate on behalf of the AHL Fund.

Economies of Scale. The Board considered AHL’s representation that the proposed fee rate reflects anticipated economies of scale in connection with the services that it will provide to the AHL Fund. Based on the foregoing information, the Board concluded that the proposed fee schedule would likely reflect economies of scale associated with the services to be provided to the AHL Fund by AHL.

Benefits to be derived by AHL from the relationship with the AHL Fund. The Board considered the “fall-out” or ancillary benefits that might accrue to AHL as a result of its relationship with the AHL Fund, including greater exposure in the marketplace with respect to AHL’s investment process and expanding the level of assets under management by AHL. Based on the foregoing information, the Board concluded that the potential benefits accruing to AHL by virtue of its relationship with the AHL Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the AHL Fund, the Manager or AHL, as that term is defined in the 1940 Act, concluded that the proposed advisory fee rate is fair and reasonable and that the approval of the AHL Agreement is in the best interests of the AHL Fund and approved the AHL Agreement.

86

Trustees and Officers of the American Beacon FundSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-three funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES	Term

Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (78)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term

Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey (56)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

W. Humphrey Bogart (70)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (54)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (60)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (72)	Trustee since 2008	Chairman Emeritus (2008-Present) and Chairman (1998-2008), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (71)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (51)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (68) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

87

Trustees and Officers of the American Beacon FundSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

OFFICERS	Term

One Year

Gene L. Needles, Jr. (60)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-2012), American Beacon Mileage Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (55)	VP, Secretary and Chief Legal Officer since 2006	General Counsel, Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Secretary (2008-Present), Lighthouse Holdings Parent, Inc.

Brian E. Brett (53)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (48)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (44)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (60)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (53)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer (2010-Present), Lighthouse Holdings, Inc.; Treasurer (2010-Present), Lighthouse Holdings Parent, Inc.

Terri L. McKinney (51)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (39)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Samuel J. Silver (51)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (43)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

Sonia L. Bates (58)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s sub-advisors.

88

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Delivery of Documents

eDelivery is NOW AVAILABLE- Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y and Investor Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of the Fund’s portfolio holdings is also available on www.americanbeaconfunds.com, approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon AHL Managed Futures Strategy Fund, American Beacon Bahl & Gaynor Small Cap Growth Fund, American Beacon Bridgeway Large Cap Value Fund, American Beacon Holland Large Cap Growth Fund, American Beacon Stephens Small Cap Growth Fund, and American Beacon Stephens Mid-Cap Growth Fund are service marks of American Beacon Advisors, Inc.

AR 12/14

American Beacon
FUNDS

2014 ANNUAL REPORT

December 31, 2014

S&P 500® INDEX FUND - Closed to new investors

SMALL CAP INDEX FUND - Closed to new investors

INTERNATIONAL EQUITY INDEX FUND - Closed to new investors

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

S&P 500 Index Fund: Investing in derivative instruments involves liquidity, credit, interest rate and market risks. Small Cap Index Fund: Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. The Fund may participate in a securities lending program. International Equity Index Fund: Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The Fund may participate in a securities lending program. Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2014

Dear Shareholders,

2014 was a good year for domestic equity investors; the markets were calm and stocks ended the year above average following two modest pullbacks. The S&P 500 Index, a U.S. large-cap stock bellwether, gained 13.69% - buoyed by accelerated economic growth and increased earnings. The Russell Midcap Index, a barometer of mid-cap stocks, gained 13.22%. And the Russell 2000 Index, which generally represents the small-cap segment, gained 4.89%.

In contrast, international equity investments declined. Many of the world’s economies struggled throughout the year and the stronger U.S. dollar lowered the value of foreign investments. The MSCI EAFE Index, which measures the world’s developed market, closed down at -4.90%.

Although American Beacon Advisors specializes in actively managed funds, we also provide index fund options for investors who prefer passive alternatives. Our index funds are overseen by world-class financial institutions, so that we may provide you with the kind of exemplary service you have come to expect from American Beacon.

For the 12 months ended December 31, 2014:

•	American Beacon S&P 500 Index Fund (Investor Class) returned 13.02%.

•	American Beacon Small Cap Index Fund (Institutional Class) returned 4.86%.

•	American Beacon International Equity Index Fund (Institutional Class) returned -6.11%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best regards,

Gene L. Needles, Jr.
President
American Beacon Funds

1

American Beacon S&P 500 Index Fund†

Performance Overview

December 31, 2014 (Unaudited)

For the twelve months ended December 31, 2014, the total return of the Investor Class of the American Beacon S&P 500 Index Fund (the “Fund”) was 13.02%, underperforming the S&P 500® Index (the “Index”) return of 13.69%.

Comparison of Change in Value of a $10,000 Investment

For the Period from 12/31/04 through 12/31/14

Total Returns for the period ended 12/31/14

	1 Year	5 Years	10 Years	Value of $10,000 12/31/04- 12/31/14
Institutional Class (1,3)	13.55%	15.29%	7.57%	$20,739
Investor Class (1,3)	13.02%	14.75%	7.08%	19,813
S&P 500 Index (2)	13.69%	15.45%	7.67%	20,942

1.	Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the U.S. One cannot invest directly in an index.
3.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Institutional and Investor Class shares were 0.14% and 0.60%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Performance Summary provided by SSgA Funds Management, Inc.

The opening quarter of 2014 offered investors plenty of worthwhile return opportunities, but progress was not without pitfalls, and the best results arrived in unlikely corners of the marketplace. A disappointing January brought a number of chillier reports on global economic activity, and the first month of 2014 ended with U.S. stocks hesitating near two-month lows. A weak manufacturing reading in early February served to unnerve investors further, driving averages of larger U.S. equities to the worst levels since late October. But Janet Yellen, newly installed head of the U.S. Federal Reserve (“Fed”), came across as thorough going and confident in her first opportunity to provide formal testimony before Congress. With policy continuity assured, investors used the remainder of February to lift the S&P 500® back up and over the record levels at which it had traded near the end of 2013. Although performance of banking names faltered later in March when Citigroup emerged as a prominent failure in Fed stress tests, prospects for additional share offerings linked to internet and biotechnology themes had already made investors wary of excess equity supply in firms with rapid growth characteristics.

After an initial lift as the second quarter got underway, equities worldwide began once again to struggle with the possibility that growth in 2014 might not evolve as robustly as anticipated. The International Monetary Fund (IMF) contributed further to the uncertainty when it released its updated economic outlook. With interest rates potentially lower for longer than many market participants anticipate and net profit margins on large-cap stocks at 20 year highs, it’s no wonder the equity markets continue to hit record highs. Valuations continued to look attractive especially compared to 10-year interest rates. There was concern, though, amongst investors that the low level of volatility was creating complacency amongst equity owners which would spell trouble for the next correction. However, given the attractive valuations and very few other compelling

2

American Beacon S&P 500 Index Fund†

Performance Overview

December 31, 2014 (Unaudited)

alternatives, many investors were perhaps begrudgingly adding to their equities. For the quarter, the S&P 500 Index was up 5.2%.

Positive earnings news from the U.S. provided some relief from the gloom in the third quarter, as did comments from Fed Chair, Janet Yellen, in testimony before the U.S. Senate. However, July ended with a decided thud, as the market had its biggest down day since February with the S&P 500 down 2% on the last day of trading. Equity markets stumbled in September as the S&P 500 Index was down 1.40%.

The 4th quarter began as the 3rd quarter ended with stocks sliding and bond markets rallying. The IMF cut its global growth forecasts and interest rates moved lower. U.S. banks began reporting better than expected earnings which helped turn the equity rout around. Fed Vice-Chair Fischer helped improve sentiment when he said, “If foreign growth is weaker than anticipated, the consequences for the U.S. economy could lead the Fed to remove accommodation more slowly than otherwise.” The S&P 500 began a dramatic rally and closed out the second half of October with a rise of 8.1% to end the month up 2.4%. The S&P 500 was up 2.7% in November which is similar to October’s gain, but the returns for the month were achieved on a much smoother glide upwards than October’s precipitous decline and meteoric rise. December posted a return that was relatively flat, leaving the Fund with a year-to-date return of over 13% for 2014.

Portfolio Strategy

The investment manager continues to utilize a replication strategy, owning all 500 names in the S&P 500 Index in approximately the same weightings as the Index. Therefore, the Fund is expected to continue to meet its objective of closely tracking, before expenses, the return of its benchmark, the S&P 500 Index.

Top Ten Holdings (% Net Assets)

Apple, Inc.	3.6
Exxon Mobil Corporation	2.1
Microsoft Corporation	2.1
Johnson & Johnson	1.6
Berkshire Hathaway Inc. Class B	1.5
Wells Fargo & Company	1.4
General Electric Company	1.4
Procter & Gamble Company	1.4
JPMorgan Chase & Co.	1.3
Chevron Corporation	1.2

*	Percent of net assets of State Street Equity 500 Index Portfolio

Sector Allocation (% Equities)

Information Technology	19.7
Financials	16.7
Health Care	14.2
Consumer Discretionary	12.1
Industrials	10.4
Consumer Staples	9.8
Energy	8.4
Utilities	3.2
Materials	3.2
Telecommunication Services	2.3

*	Percent of the equities of State Street Equity 500 Index Portfolio
†	“Standard & Poor’s®,” “S&P,” “S&P 500,” “Standard & Poor’s 500” and “500” are trademarks of Standard & Poor’s Financial Services LLC, an affiliate of The McGraw-Hill Companies, Inc. (“S&P”) and have been licensed for use by the Equity 500 Index Portfolio. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

3

American Beacon Small Cap Index FundSM

Performance Overview

December 31, 2014 (unaudited)

For the twelve months ended December 31, 2014, the total return of the Institutional Class of the American Beacon Small Cap Index Fund (the “Fund”) was 4.86%. The Fund’s performance was in line with the Russell 2000® Index (the “Index”) return of 4.89%.

Comparison of Change in Value of a $250,000 Investment

For the Period from 12/31/04 through 12/31/14

Total Returns for the Period ended 12/31/14

	1 Year	5 Years	10 Years	Value of $250,000 12/31/04- 12/31/14
Institutional Class (1,3)	4.86%	15.52%	7.73%	$526,370
Russell 2000 Index (2)	4.89%	15.55%	7.77%	528,020

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors. One cannot invest directly in an index.
3.	The total annual Fund operating expense ratio set forth in the most recent prospectus for the Fund was 0.23%. The expense ratio above may vary from the expense ratio presented in other sections of this report that is based on expenses incurred during the period covered by this report.

Performance Summary provided by BlackRock Investment Management, LLC

U.S. equities moved higher in 2014 as domestic economic growth picked up momentum and interest rates continued to be low. Although volatility increased, levels generally remained below the historical norm. For the twelve-month period ended December 31, 2014, small cap U.S. stocks, as represented by the Russell 2000® Index, advanced 4.9%.

It was an unpleasant start to the year for equity investors. Volatility ticked up amid heightened risks in emerging markets, slowing growth in China and softer economic data in the United States, while investors braced for the impact of the U.S. Federal Reserve (“Fed”) scaling back on stimulus. Equity markets around the world declined sharply in January. But the sell-off was short-lived and equities rebounded as uncertainty abated. Notably, relief came in the form of long-term interest rates remaining low even as the Fed reduced its open-market purchases. Additionally, investors were comforted by the Fed’s dovish stance on short-term rates and increasing evidence that the recent weakness in U.S. economic data had been temporary and weather-related.

Equity valuations were relatively high in the aftermath of the strong rally in 2013. Nevertheless, investors continued to favor equities in 2014 while bond yields were persistently low. Improving U.S. economic data, strong corporate earnings and increased merger and acquisition activity propelled market gains, pushing major U.S. stock indexes to all-time highs.

However, the combination of high valuations and expectations of higher interest rates left equities particularly vulnerable to bad news. Volatility increased as tensions between Russia and Ukraine mounted and investors considered the potential implications of economic sanctions. The fragmentation of Iraq led to escalating violence and a spike in oil prices during the summer. A ground war in Gaza, the downing of civilian airliners over Malaysia, and Scotland’s flirtation with independence from the United Kingdom added to global headwinds, resulting in a challenging third quarter for equity markets.

4

American Beacon Small Cap Index FundSM

Performance Overview

December 31, 2014 (unaudited)

U.S. economic growth strengthened considerably in the latter part of 2014. Initially, the good news was bad for stocks, spurring a sell-off in September as investors feared the Fed would raise short-term rates earlier than previously expected. But calm was restored when the Fed reaffirmed its anticipation that short-term rates would likely continue to be warranted for some time after its target employment and inflation levels are realized. U.S. stocks rebounded in October and continued their climb through year end as U.S. economic data continued to impress investors and help fuel a positive corporate earnings season.

While the pace of U.S. economic growth strengthened, the broader global economy showed signs of slowing. This drove volatility higher as the divergence in global central bank policies became a major theme in equity markets. While the Fed moved toward tightening policy, the European Central Bank and Bank of Japan implemented easing measures to stimulate their economies and support their currencies. However, the U.S. equity market absorbed much of the increased liquidity flowing from foreign central banks as global investors sought relative stability in a world of rising geopolitical tensions and uneven economic growth.

As the U.S. economy strengthened, so did the U.S. dollar, which put downward pressure on commodity prices. Oil prices in particular plunged in the latter months of 2014 as a global supply-and-demand imbalance materialized. Lower oil prices led to a pickup in consumer spending in the United States, a positive for U.S. stocks.

Portfolio Strategy

The Fund will continue to strive to meet its objective of closely replicating, before expenses, the return of its benchmark, the Russell 2000 Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.

Top Ten Holdings (% Net Assets)

Isis Pharmaceuticals, Inc.	0.4
TriQuint Semiconductor, Inc.	0.3
Brunswick Corp.	0.3
LaSalle Hotel Properties	0.3
Graphic Packaging Holding Co.	0.3
RF Micro Devices, Inc.	0.3
Office Depot, Inc.	0.3
RJI Lodging Trust REIT	0.2
Puma Biotechnology, Inc.	0.2
Ultimate Software Group, Inc.	0.2
Total Fund Holdings	2,021

*	Percent of net assets of Master Small Cap Index Series

Sector Allocation (% Equities)

Financials	23.5
Information Technology	17.9
Health Care	14.7
Industrials	13.9
Consumer Discretionary	13.8
Materials	4.4
Utilities	3.7
Energy	3.4
Consumer Staples	3.3
Telecommunication Services	1.4

*	Percent of equity portion of Master Small Cap Index Series

5

American Beacon International Equity Index FundSM

Performance Overview

December 31, 2014 (unaudited)

For the twelve months ended December 31, 2014, the Institutional Class of the American Beacon International Equity Index Fund (the “Fund”) posted a return of -6.11%, underperforming the MSCI EAFE Index (the “Index”) return of -4.90%. The investment manager’s application of its fair valuation policy during the period was a significant driver of the Fund’s underperformance.

Comparison of Change in Value of a $250,000 Investment

For the Period from 12/31/04 through 12/31/14

Total Returns for the Period ended 12/31/14

	1 Year	5 Years	10 Years	Value of $250,000 12/31/04- 12/31/14
Institutional Class (1,3)	(6.11)%	4.98%	4.26%	$379,512
MSCI EAFE Index (2)	(4.90)%	5.33%	4.43%	385,767

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. One cannot invest directly in an index.
3.	The total annual Fund operating expense ratio in the most recent prospectus for the Fund was 0.21%. The expense ratio above may vary from the expense ratio presented in other sections of this report that is based on expenses incurred during the period covered by this report.

Performance Summary provided by BlackRock Investment Management, LLC

International equities exhibited higher volatility in 2014 amid rising geopolitical risks and uneven growth rates across the global economy. The MSCI EAFE Index, representing the performance of large and medium capitalization developed market stocks excluding the United States and Canada, fell 4.9% (in U.S. dollar terms) for the 12-month period.

It was an unpleasant start to the year for equity investors. Volatility ticked up amid heightened risks in emerging markets, slowing growth in China and softer economic data in the United States, while investors braced for the impact of the U.S. Federal Reserve scaling back on stimulus. Equity markets around the world declined sharply in January. But the sell-off was short-lived and international equities rebounded in February, particularly in Europe. Signs of a strengthening economic recovery combined with hopes that the European Central Bank (“ECB”) would soon take measures to combat the uncomfortably low level of inflation in the eurozone, fueled a rally in European stocks. The ECB ultimately took policy action in early June, with a bold move to a negative deposit rate.

However, high valuations and uncertainty around global central bank policies left equities particularly vulnerable to bad news. Consequently, geopolitical risks took a toll on international equity prices as tensions between Russia and Ukraine mounted and the fragmentation of Iraq led to escalating violence and a spike in oil prices during the summer. A ground war in Gaza, the downing of civilian airliners over Malaysia, and Scotland’s flirtation with independence from the United Kingdom added to global headwinds, causing many investors to retreat from risk assets.

In the latter part of the year, economic growth strengthened in the United States, while the broader global economy showed signs of slowing. In Europe, most developed economies again struggled with sluggish activity and equity prices were tossed about between investors’ concerns about geopolitical turmoil and hopes for central bank stimulus. The continuation of the Russia-Ukraine conflict and a Russian currency

6

American Beacon International Equity Index FundSM

Performance Overview

December 31, 2014 (unaudited)

crisis, as well as Greece’s failure to successfully elect a new president, drove volatility higher. In the eurozone, inflation rates continued to be dangerously low. Another round of policy easing from the ECB gave international equities a much-needed boost, but the significant depreciation of the euro and other currencies versus the U.S. dollar resulted in negative returns in the MSCI EAFE Index.

Similarly, Asian developed market equities performed well in local currency terms, but generated negative results on a U.S. dollar basis. As the Japanese economy struggled to get on its legs, the nation’s equity market benefited from central bank stimulus and positive sentiment toward structural reform. Strong corporate earnings results also pushed Japanese stocks higher, as did a surge of domestic inflows due to the reallocation of Japan’s Government Pension Investment Fund. However, a weakening yen versus a strengthening U.S. dollar resulted in Japanese equities having the largest negative effect on the performance of the MSCI EAFE Index.

In the latter months of 2014, the divergence in global central bank policies became a major theme in equity markets and the strong appreciation in the U.S. dollar pressured commodity prices. Oil prices in particular plunged as a global supply-and-demand imbalance materialized. While lower prices were harmful to economies that rely heavily on oil exports, most developed markets derived a boost in consumer spending, a positive for equity markets.

Stock markets in most countries represented in the MSCI EAFE Index declined (in U.S. dollar terms) in the 12-month period. U.K. and Japanese stocks, which represent the most significant weightings in the MSCI EAFE Index composition, lost 5.4% and 4.0%, respectively. Negative results came from other markets with notable index weights, including Germany (down 10.4%), France (down 9.9%), Australia (down 3.6%) and Switzerland (down 0.2%). On an absolute basis (in USD), Israeli stocks (up 22.8%) generated stand-out performance and the worst performers included stocks in Portugal (down 38.2%), Austria (down 29.8%) and Norway (down 21.7%).

Portfolio Strategy

The Fund continues to pursue its objective of closely replicating, before expenses, the return of its benchmark, the MSCI EAFE Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.

Top Ten Holdings (% Net Assets)

Nestle S.A., Registered Shares	1.9
Novartis AG, Registered Shares	1.7
Roche Holding AG	1.5
HSBC Holdings PLC	1.4
Toyota Motor Corp.	1.4
Royal Dutch Shell PLC	1.0
BP PLC	0.9
Commonwealth Bank of Australia	0.9
Bayer AG, Registered Shares	0.9
Total S.A.	0.9
Total Fund Holdings	945

*	Percent of net assets of Master International Index Series

Sector Allocation (% Equities)

Financials	25.3
Industrials	12.3
Consumer Discretionary	12.1
Consumer Staples	10.8
Health Care	10.7
Materials	7.4
Energy	5.6
Telecommunications	4.9
Information Technology	4.7
Utilities	3.7
Other	2.5

*	Percent of equity portion of Master International Index Series

Country Weightings (%)	FUND

Japan	21.2
United Kingdom	19.2
France	9.7
Switzerland	9.5
Germany	9.2
Australia	7.7
Netherlands	4.5
Spain	3.5
Hong Kong	3.0
Sweden	3.0
Italy	2.3
Other	5.2

*	Percent of equity portion of Master International Index Series

7

American Beacon FundsSM

Fund Expenses

December 31, 2014 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses

The following table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid During Period” row to estimate the expenses you paid on your account during this period. Shareholders that invest in a Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Actual

Institutional Class	S&P 500 Index	Small Cap Index	International Equity Index	Investor Class	S&P 500 Index
Beginning Account Value 7/1/14	$1,000.00	$1,000.00	$1,000.00	Beginning Account Value 7/1/14	$1,000.00
Ending Account Value 12/31/14	$1,160.68	$1,016.86	$896.49	Ending Account Value 12/31/14	$1,157.81
Expenses Paid During Period* 7/1/14 - 12/31/14	$0.62	$1.17	$0.91	Expenses Paid During Period* 7/1/14 - 12/31/14	$2.96
Annualized Expense Ratio	0.12%	0.23%	0.19%	Annualized Expense Ratio	0.57%

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders that invest in a Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Expenses Paid During Period” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

Hypothetical

Institutional Class	S&P 500 Index	Small Cap Index	International Equity Index	Investor Class	S&P 500 Index
Beginning Account Value 7/1/14	$1,000.00	$1,000.00	$1,000.00	Beginning Account Value 7/1/14	$1,000.00
Ending Account Value 12/31/14	$1,024.60	$1,024.05	$1,024.25	Ending Account Value 12/31/14	$1,022.33
Expenses Paid During Period* 7/1/14 - 12/31/14	$0.61	$1.17	$0.97	Expenses Paid During Period* 7/1/14 -12/31/14	$2.91
Annualized Expense Ratio	0.12%	0.23%	0.19%	Annualized Expense Ratio	0.57%

*	Expenses are equal to each Fund’s annualized expense ratio for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

8

American Beacon Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon S&P 500 Index Fund, American Beacon Small Cap Index Fund and American Beacon International Equity Index Fund:

We have audited the accompanying statements of assets and liabilities of the American Beacon International Equity Index Fund, the American Beacon S&P 500 Index Fund, and the American Beacon Small Cap Index Fund (three of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the State Street Equity 500 Index Portfolio, the Master International Index Series, and the Master Small Cap Index Series. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon International Equity Index Fund, the American Beacon S&P 500 Index Fund, and the American Beacon Small Cap Index Fund at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

March 2, 2015

9

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2014 (in thousands, except share and per share amounts)

	S&P 500 Index Fund	Small Cap Index Fund		International Equity Index Fund
Assets:
Investment in Portfolio, at fair value	$1,305,918		$146,861		$564,985
Receivable for fund shares sold	1,443		385		2,290
Prepaid expenses	20		4		18

Total assets	1,307,381		147,250		567,293

Liabilities:
Payable for fund shares redeemed	38		3		9,675
Dividends payable	—		—		20
Administrative service and service fees payable (Note 2)	67		6		23
Printing fees payable	30		15		18
Professional fees payable	20		12		15
Sub-administration fees payable	—		16		173
Transfer agent fees payable	6		1		5
Trustee fees payable	13		—		1
Other liabilities	9		6		10

Total liabilities	183		59		9,940

Net Assets	$1,307,198		$147,191		$557,353

Analysis of Net Assets:
Paid-in-capital	915,773		97,903		572,923
Undistributed (or over distribution of) net investment income	619		(56)		(1,487)
Accumulated net realized gain (loss)	(47,951)		318		(88,115)
Unrealized net appreciation (depreciation) of investments	438,611		48,963		73,229
Unrealized net appreciation (depreciation) of foreign currency contracts	—		—		(24)
Unrealized net appreciation (depreciation) of futures contracts	146		63		827

Net assets	$1,307,198		$147,191		$557,353

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	45,344,004		8,321,348		54,067,163

Investor Class	1,371,717		N/A		N/A

Net assets (not in thousands):
Institutional Class	$1,269,143,517		$147,191,446		$557,352,647

Investor Class	$38,054,811	$	N/A	$	N/A

Net asset value, offering and redemption price per share:
Institutional Class	$27.99		$17.69		$10.31

Investor Class	$27.74	$	N/A	$	N/A

See accompanying notes

See accompanying Financial Statements of the respective Master Portfolios attached

10

American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2014 (in thousands)

	S&P 500 Index Fund	Small Cap Index Fund	International Equity Index Fund
Investment Income (expense) Allocated From Portfolio:
Dividend income (net of foreign taxes)A	$22,284	$2,372	$22,993
Interest income	19	2	3
Securities lending income	—	383	36
Portfolio expenses (net of fees waived)B	(500)	(156)	(400)
Other income	—	—	1

Net investment income allocated from Portfolio	21,803	2,601	22,633

Fund Expenses:
Administrative service fees (Note 2):
Institutional Class	532	104	316
Investor Class	82	—	—
Sub-administrative service fees:
Institutional Class	—	36	244
Transfer agent fees:
Institutional Class	34	6	41
Investor Class	3	—	—
Custody and accounting fees	12	12	12
Professional fees	43	28	39
Registration fees	34	12	31
Service fees - Investor Class (Note 2)	82	—	—
Printing expense	104	37	80
Trustee fees	67	10	33
Insurance expense	14	3	9
Other expenses	30	9	52

Total fund expenses	1,037	257	857

Net investment income	20,766	2,344	21,776

Realized and unrealized gain (loss) allocated from master portfolio
Net realized gain (loss) from:
Investments	3,960	10,717	(4,523)
Foreign currency transactions	—	—	(1,133)
Futures contracts	3,068	676	476
Change in net unrealized appreciation or (depreciation) of:
Investments	113,766	(8,497)	(52,952)
Foreign currency transactions	—	—	(138)
Futures contracts	404	(232)	510

Net gain (loss) on investments	121,198	2,664	(57,760)

Net increase (decrease) in net assets resulting from operations	$141,964	$5,008	$(35,984)

A Foreign taxes	$52	$2	$1,905
B Fees waived by Master Portfolio	$—	$3	$4

See accompanying notes

See accompanying Financial Statements of the respective Master Portfolios attached

11

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	S&P 500 Index Fund		Small Cap Index Fund		International Equity Index Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$20,766	$15,985	$2,344	$2,969	$21,776	$15,493
Net realized gain (loss) on investments, foreign currency contracts, and futures contracts	7,028	9,149	11,393	11,666	(5,180)	(5,561)
Change in net unrealized appreciation or depreciation of investments, foreign currency contracts, and futures contracts	114,170	202,048	(8,729)	56,569	(52,580)	96,462

Net increase (decrease) in net assets resulting from operations	141,964	227,182	5,008	71,204	(35,984)	106,394

Distributions to Shareholders:
Net investment income:
Institutional Class	(20,038)	(15,320)	(2,348)	(3,043)	(22,032)	(16,049)
Investor Class	(494)	(353)	—	—	—	—
Net realized gain on investments:
Institutional Class	—	—	(11,017)	—	—	—
Investor Class	—	—	—	—	—	—

Total distributions to shareholders	(20,532)	(15,673)	(13,365)	(3,043)	(22,032)	(16,049)

Capital Share Transactions:
Proceeds from sales of shares	292,446	182,996	50,423	103,919	140,139	182,715
Reinvestment of dividends and distributions	20,303	15,523	13,365	3,043	21,268	15,707
Cost of shares redeemed	(97,222)	(107,420)	(193,795)	(76,228)	(175,775)	(139,930)

Net increase (decrease) in net assets from capital share transactions	215,527	91,099	(130,007)	30,734	(14,368)	58,492

Net increase (decrease) in net assets	336,959	302,608	(138,364)	98,895	(72,384)	148,837

Net Assets:
Beginning of period	970,239	667,631	285,555	186,660	629,737	480,900

End of Period *	$1,307,198	$970,239	$147,191	$285,555	$557,353	$629,737

* Includes undistributed (or overdistribution of) net investment income of	$619	$551	$(56)	$(60)	$(1,487)	$(1,307)

See accompanying notes

See accompanying Financial Statements of the respective Master Portfolios attached

12

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) which is comprised of thirty-one Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”) as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon S&P 500 Index Fund, the American Beacon Small Cap Index Fund (closed to new investors), and the American Beacon International Equity Index Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Each Fund invests all of its investable assets in a corresponding portfolio. The State Street Equity 500 Index Portfolio, Master Small Cap Index Series and the Master International Index Series (each a “Portfolio” and collectively the “Portfolios”) are open-ended management investment companies registered under the Act. The value of such investment reflects each Fund’s proportionate interest in the net assets of the corresponding Portfolio.

American Beacon:	Portfolios:	% of Portfolio Held by Fund at December 31, 2014
S&P 500 Index Fund	State Street Equity 500 Index Portfolio	45.51%
Small Cap Index Fund	Master Small Cap Index Series	21.01%
International Equity Index Fund	Master International Index Series	20.88%

The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

The Manager is conducting a review of its passively-managed product offerings. While the American Beacon S&P 500 Index and the American Beacon International Equity Index Funds’ future growth opportunities are explored, the Funds were closed to new shareholders as of the close of business on December 31, 2014. Existing shareholders as of that date may continue to purchase, redeem or exchange shares of the Funds on any business day, which is any day the New York Stock Exchange is open for business.

Class Disclosure

The S&P 500 Index Fund has two classes of shares designed to meet the needs of different groups of investors. The Small Cap Index and the International Equity Index Funds offer one class to investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Investor Class	General public and investors investing through an intermediary

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, and service fees, and vary amongst the classes as described more fully in Note 2.

13

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, “Financial Services - Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under the ASU, an entity that is registered under the Investment Company Act of 1940 automatically qualifies as an investment company. The ASU was effective for interim and annual reporting periods ending after December 31, 2013. Management has evaluated the implications of the ASU and determined that adoption thereof will not have a material impact on the financial statements.

2. Transactions with Affiliates

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.05% of the average daily net assets of the Institutional Class of the S&P 500 Index Fund, International Equity Index Fund and the Small Cap Index Fund and 0.25% of the average daily net assets of the Investor Class of the S&P 500 Index Fund.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor Class of S&P 500 Index Fund. As compensation for performing the duties required under the Service Plan, the Manager receives up to 0.375% of the average daily net assets of the Investor Class of the S&P 500 Index Fund.

Sub-administration Agreement

The Trust, the Manager and BlackRock Advisors, LLC (“BlackRock”) entered into a Sub-administration Agreement that obligates BlackRock to provide certain other administrative services to the Small Cap Index Fund and the International Equity Index Fund. As compensation for performing these services, BlackRock receives an annualized fee of 0.08% of the average daily net assets of the Small Cap Index Fund and 0.12% of the average daily net assets of the International Equity Index Fund; however, the fee of each is reduced by the total expense ratio of its corresponding Portfolio, net of any fee waivers.

3. Security Valuation and Fair Value Measurements

U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds’ policy is to value its financial instruments in the Portfolios at fair value based on the Fund’s apportionate interest in the net assets of the Portfolios. Valuation of securities held by the Portfolios is discussed in the accompanying Notes to the Financial Statements of the respective Portfolios attached.

Investment Income

Each Fund records its share of net investment income and realized and unrealized gains and losses from the security transactions of its corresponding Portfolio each day. All net investment income and realized and unrealized gains (losses) of each Portfolio are allocated pro rata among the investors in that Portfolio at the time of such determination.

14

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

Dividends to Shareholders

Dividends from net investment income of the Small Cap Index and International Equity Index Funds normally will be declared and paid annually. The S&P 500 Index Fund normally will declare and pay dividends quarterly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

Allocation of Income, Expenses, Gains and Losses

Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Valuation of Shares

The price per share is calculated on each day on which shares are offered for sale. Net asset value (“NAV”) per share is computed by dividing the value of each Fund’s total assets (which includes the value of the Fund’s investments in its Portfolio) less liabilities, by the number of Fund shares outstanding.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The International Equity Index Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued

15

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The tax character of distributions paid were as follows (in thousands):

	S&P 500 Index Fund		Small Cap Index Fund		International Equity Index Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Distributions paid from:
Ordinary income
Institutional Class	$20,038	$15,320	$2,348	$3,043	$22,032	$16,049
Investor Class	494	353	—	—	—	—
Long term capital gains
Institutional Class	—	—	11,017	—	—	—
Investor Class	—	—	—	—	—	—

Total paid distributions	$20,532	$15,673	$13,365	$3,043	$22,032	$16,049

As of December 31, 2014, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

	S&P 500 Index Fund	Small Cap Index Fund	Int’l Equity Index Fund
Cost basis of investments for federal income tax purposes	$883,401	$99,978	$500,859
Unrealized appreciation	427,000	54,906	103,952
Unrealized depreciation	(4,483)	(8,023)	(39,826)

Net unrealized appreciation or (depreciation)	422,517	46,883	64,126
Undistributed ordinary income	175	27	419
Accumulated long-term gain or (loss)	(31,267)	2,378	(80,125)
Other temporary differences	—	—	10

Distributable earnings or (deficits)	$391,425	$49,288	$(15,570)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable primarily to the tax deferral of wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, reclassifications of income from real estate investment securities, and the realization for tax purposes on unrealized gains (losses) on investments in passive foreign investment companies.

Due to the inherent differences in the recognition of income, expenses and realized gains (losses) under the U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, foreign currency, sales of investments in passive foreign investment companies, partnership transactions, and return of capital distributions that have been reclassified as of December 31, 2014 (in thousands):

	S&P 500 Index Fund	Small Cap Index Fund	Int’l Equity Index Fund
Paid-in-capital	$3,028	$(3,477)	$(1,872)
Undistributed net investment income	(166)	8	76
Accumulated net realized gain(loss)	(2,861)	3,469	1,796
Unrealized appreciation or (depreciation) of investments, futures contracts, and foreign currency contracts	(1)	—	—

16

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to RIC MOD, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. RIC MOD requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Losses that will be carried forward under the provisions of RIC MOD are as follows:

	Loss Carryforward Character
Fund	Short term	Long term	Total
International Equity Index Fund	$178	$49,469	$49,647

Capital losses prior to the provisions of RIC MOD which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates, whichever occurs first (in thousands) are as follows:

Fund	2016	2017	2018	Total
S&P 500 Index Fund	$—	25,544	$4,955	$30,499
International Equity Index Fund	9,746	13,890	5,259	28,895

The S&P 500 Index and Small Cap Index Funds utilized $4,079 and $1,060, respectively, of net capital loss carryforwards for the year ended December 31, 2014 (in thousands).

5. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

For the Year ended December 31, 2014

	Institutional Class		Investor Class
S&P 500 Index Fund	Shares	Amount	Shares	Amount
Shares sold	10,214	$271,013	825	$21,433
Reinvestment of dividends	739	19,827	18	476
Shares redeemed	(3,133)	(81,566)	(608)	(15,656)

Net increase in shares outstanding	7,820	$209,274	235	$6,253

	Institutional Class
Small Cap Index Fund	Shares	Amount
Shares sold	2,731	$50,423
Reinvestment of dividends	758	13,365
Shares redeemed	(10,546)	(193,795)

Net (decrease) in shares outstanding	(7,057)	$(130,007)

	Institutional Class
International Equity Index Fund	Shares	Amount
Shares sold	12,331	$140,139
Reinvestment of dividends	2,029	21,268
Shares redeemed	(15,392)	(175,775)

Net (decrease) in shares outstanding	(1,032)	$(14,368)

17

American Beacon FundsSM

Notes to Financial Statements

December 31, 2014

For the Year ended December 31, 2013

	Institutional Class		Investor Class
S&P 500 Index Fund	Shares	Amount	Shares	Amount
Shares sold	7,589	$168,981	639	$14,015
Reinvestment of dividends	668	15,185	15	338
Shares redeemed	(4,301)	(97,139)	(464)	(10,281)

Net increase in shares outstanding	3,956	$87,027	190	$4,072

	Institutional Class
Small Cap Index Fund	Shares	Amount
Shares sold	6,352	$103,919
Reinvestment of dividends	166	3,043
Shares redeemed	(4,942)	(76,228)

Net increase in shares outstanding	1,576	$30,734

	Institutional Class
International Equity Index Fund	Shares	Amount
Shares sold	17,486	$182,715
Reinvestment of dividends	1,413	15,707
Shares redeemed	(13,620)	(139,930)

Net increase in shares outstanding	5,279	$58,492

6. Subsequent Event

Agreement and Plan of Merger

On November 20, 2014, Lighthouse Holdings Parent, Inc. (“LHPI”), the indirect parent company of American Beacon Advisors, Inc., the Trusts’ investment manager, entered into an Agreement and Plan of Merger pursuant to which LHPI agreed to be acquired by investment funds managed by Kelso & Company, L.P. and Estancia Capital Management, LLC, both of which are private equity firms (“Transaction”). The Transaction is expected to close in the second calendar quarter of 2015, subject to customary closing conditions, including obtaining necessary client consents and approval from the Funds’ shareholders. There can be no assurance that the Transaction will be consummated as contemplated or that necessary conditions will be satisfied.

This change in control is deemed to be an “assignment” under the Investment Company Act of 1940 (the “1940 Act”) of the Trusts’ existing investment management agreement with the Manager and will result in automatic termination of the agreement. A new investment management agreement has been submitted to the Funds’ shareholders for approval under substantially the same terms as the current agreement.

The Transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund’s investment objectives or policies.

18

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19

American Beacon S&P 500 Index Fund

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$25.10	$19.35	$17.05	$17.07		$15.15

Income from investment operations:
Net investment income:A	0.49	0.43	0.39	0.34		0.29
Net gain (loss) from investments (both realized and unrealized)	2.88	5.74	2.31	(0.02)		1.95

Total income from investment operations	3.37	6.17	2.70	0.32		2.24

Less distributions:
Dividends from net investment income	(0.48)	(0.42)	(0.40)	(0.34)		(0.32)
Tax return of capital	—	—	—	0.00	B	—

Total distributions	(0.48)	(0.42)	(0.40)	(0.34)		(0.32)

Net asset value, end of period	$27.99	$25.10	$19.35	$17.05		$17.07

Total returnC	13.55%	32.15%	15.87%	1.92%		14.96%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,269,143	$941,930	$649,457	$422,337		$381,592
Ratios to average net assets:A
Net investment income	1.90%	1.95%	2.19%	1.95%		1.90%
Expenses, including expenses allocated from the master portfolio	0.13%	0.14%	0.15%	0.16%		0.13%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.
B	The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C	May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.

20

American Beacon S&P 500 Index Fund

Financial Highlights

(For a share outstanding throughout the period)

Investor Class
Year Ended December 31,
2014	2013	2012	2011		2010
$24.89	$19.19	$16.82	$16.88		$15.00

0.40	0.37	0.31	0.22		0.15
2.82	5.65	2.25	0.02		1.99

3.22	6.02	2.56	0.24		2.14

(0.37)	(0.32)	(0.19)	(0.30)		(0.26)
—	—	—	0.00	B	—

(0.37)	(0.32)	(0.19)	(0.30)		(0.26)

$27.74	$24.89	$19.19	$16.82		$16.88

13.02%	31.56%	15.25%	1.44%		14.43%

$38,055	$28,309	$18,174	$16,154		$17,707

1.43%	1.48%	1.67%	1.44%		1.42%
0.58%	0.60%	0.63%	0.64%		0.60%

21

American Beacon Small Cap Index FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,
	2014	2013	2012		2011		2010
Net asset value, beginning of period	$18.57	$13.52	$11.86		$12.64		$10.06

Income from investment operations:
Net investment incomeA	0.23	0.22	0.21		0.19		0.13
Net gain (loss) on investments and futures transactions (both realized and unrealized)	0.66	5.05	1.73		(0.76)		2.59

Total income (loss) from investment operations	0.89	5.27	1.94		(0.57)		2.72

Less distributions:
Dividends from net investment income	(0.31)	(0.22)	(0.18)		(0.21)		(0.13)
Distributions from net realized gains on investments	(1.46)	—	—		—		—
Tax return of capital	—	—	(0.10	)B	(0.00	)B,C	(0.01	)B

Total distributions	(1.77)	(0.22)	(0.28)		(0.21)		(0.14)

Net asset value, end of period	$17.69	$18.57	$13.52		$11.86		$12.64

Total returnD	4.86%	38.98%	16.36%		(4.54)%		27.05%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$147,191	$285,555	$186,660		$43,157		$93,138
Ratios to average net assets:A
Net investment income	1.13%	1.34%	2.23%		1.04%		1.21%
Expenses, including expenses allocated from the master portfolio	0.20%	0.17%	0.21%		0.26%		0.18%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master Small Cap Index Series.
B	The tax return of capital is calculated based upon outstanding shares at the time of distribution.
C	Amount is less than $0.01 per share
D	May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.

22

American Beacon International Equity Index FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.43	$9.65	$8.36	$9.87	$9.38

Income from investment operations:
Net investment incomeA	0.41	0.29	0.25	0.29	0.22
Net gain (loss) on investments, foreign currency and futures transactions (both realized and unrealized)	(1.11)	1.79	1.29	(1.51)	0.49

Total income (loss) from investment operations	(0.70)	2.08	1.54	(1.22)	0.71

Less distributions:
Dividends from net investment income	(0.42)	(0.30)	(0.25)	(0.29)	(0.22)
Tax return of capital	—	—	—	—	—

Total distributions	(0.42)	(0.30)	(0.25)	(0.29)	(0.22)

Net asset value, end of period	$10.31	$11.43	$9.65	$8.36	$9.87

Total returnB	(6.19)%	21.66%	18.42%	(12.29)%	7.57%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$557,353	$629,737	$480,900	$321,592	$326,055
Ratios to average net assets:A
Net investment income	3.45%	2.80%	3.28%	3.26%	2.66%
Expenses, including expenses allocated from the master portfolio	0.20%	0.26%	0.19%	0.24%	0.21%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master International Index Series.
B	May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.

23

American Beacon FundsSM

Privacy Policy and Federal Tax Information

December 31, 2014 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders upon the distribution of the Funds’ income for the taxable year ended December 31, 2014. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2014.

The Funds designated the following items with regard to distributions paid during the year ended December 31, 2014. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	S&P 500 Index Fund	Small Cap Index Fund	International Equity Index Fund
Corporate Dividends Received Deduction	97.43%	67.10%	0.00%
Qualified Dividend Income	100.00%	77.46%	98.41%

Small Cap Index Fund paid $11,017,237 in long term capital gain distributions for the year ended December 31, 2014.

Shareholders will receive notification in January 2015 of the applicable tax information necessary to prepare their 2014 income tax returns.

25

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-three funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (78)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey (56)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

W. Humphrey Bogart (70)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (54)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (60)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (72)	Trustee since 2008	Chairman Emeritus (2008-Present) and Chairman (1998-2008), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (71)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (51)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (69) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

25

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (60)	President since 2009 Executive Vice President 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-Present), American Beacon Mileage Funds; President (2008-2012), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (55)	VP, Secretary and Chief Legal Officer since 2006	General Counsel, Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Secretary (2008-Present), Lighthouse Holdings Parent, Inc.

Brian E. Brett (54)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (48)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (44)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (60)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (53)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer (2010-Present), Lighthouse Holdings, Inc.; Treasurer (2010-Present), Lighthouse Holdings Parent, Inc.

Terri L. McKinney (51)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (39)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Samuel J. Silver (51)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (43)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

Sonia L. Bates (58)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	As of 11/12/2014, the Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s sub-advisors.

26

State Street Equity 500 Index Portfolio

Annual Report

December 31, 2014

State Street Equity 500 Index Portfolio

Portfolio of Investments

December 31, 2014

	Shares	Market Value
COMMON STOCKS – 96.9%
Consumer Discretionary – 11.7%
Amazon.com, Inc.(a)	58,102	$18,031,956
AutoNation, Inc.(a)	12,469	753,252
AutoZone, Inc.(a)	4,988	3,088,121
Bed Bath & Beyond, Inc.(a)	31,630	2,409,257
Best Buy Co., Inc.	44,213	1,723,423
BorgWarner, Inc.	36,423	2,001,444
Cablevision Systems Corp. Class A	30,812	635,960
CarMax, Inc.(a)	32,197	2,143,676
Carnival Corp.	69,149	3,134,524
CBS Corp. Class B	72,993	4,039,433
Chipotle Mexican Grill, Inc.(a)	4,614	3,158,329
Coach, Inc.	38,800	1,457,328
Comcast Corp. Class A	391,565	22,714,686
D.R. Horton, Inc.	50,179	1,269,027
Darden Restaurants, Inc.	20,917	1,226,364
Delphi Automotive PLC	43,681	3,176,482
DIRECTV(a)	76,375	6,621,712
Discovery Communications, Inc. Class A(a)	21,597	744,017
Discovery Communications, Inc. Class C(a)	39,797	1,341,955
Dollar General Corp.(a)	44,487	3,145,231
Dollar Tree, Inc.(a)	30,293	2,132,021
Expedia, Inc.	15,023	1,282,363
Family Dollar Stores, Inc.	13,465	1,066,563
Ford Motor Co.	589,560	9,138,180
Fossil Group, Inc.(a)	7,617	843,506
GameStop Corp. Class A	16,878	570,476
Gannett Co., Inc.	34,252	1,093,666
Gap, Inc.	44,764	1,885,012
Garmin Ltd.	19,560	1,033,355
General Motors Co.	206,677	7,215,094
Genuine Parts Co.	24,420	2,602,439
Goodyear Tire & Rubber Co.	40,813	1,166,027
H&R Block, Inc.	45,551	1,534,158
Harley-Davidson, Inc.	33,585	2,213,587
Harman International Industries, Inc.	10,405	1,110,317
Hasbro, Inc.	15,428	848,386
Home Depot, Inc.	201,910	21,194,493
Interpublic Group of Cos., Inc.	62,228	1,292,475
Johnson Controls, Inc.	102,206	4,940,638
Kohl’s Corp.	29,888	1,824,363
L Brands, Inc.	36,546	3,163,056
Leggett & Platt, Inc.	20,944	892,424
Lennar Corp. Class A	26,425	1,184,104
Lowe’s Cos., Inc.	150,012	10,320,826
Macy’s, Inc.	53,161	3,495,336
Marriott International, Inc. Class A	33,797	2,637,180
Mattel, Inc.	47,843	1,480,502
McDonald’s Corp.	147,715	13,840,895
Michael Kors Holdings, Ltd.(a)	29,886	2,244,439
Mohawk Industries, Inc.(a)	9,669	1,502,176
Netflix, Inc.(a)	8,828	3,015,733
Newell Rubbermaid, Inc.	41,451	1,578,869
News Corp. Class A(a)	69,414	1,089,106
NIKE, Inc. Class B	105,051	10,100,654
Nordstrom, Inc.	20,456	1,624,002
O’Reilly Automotive, Inc.(a)	15,320	2,950,938
Omnicom Group, Inc.	38,550	2,986,468
PetSmart, Inc.	14,973	1,217,230
Priceline Group, Inc.(a)	7,908	9,016,781
PulteGroup, Inc.	47,343	1,015,981
PVH Corp.	12,451	1,595,845
Ralph Lauren Corp.	9,236	1,710,138
Ross Stores, Inc.	31,072	2,928,847
Royal Caribbean Cruises, Ltd.	25,100	2,068,993
Scripps Networks Interactive, Inc. Class A	15,263	1,148,846
Staples, Inc.	95,234	1,725,640
Starbucks Corp.	114,546	9,398,499
Starwood Hotels & Resorts Worldwide, Inc.	29,944	2,427,560
Target Corp.	95,444	7,245,154
Tiffany & Co.	16,081	1,718,416
Time Warner Cable, Inc.	42,574	6,473,802
Time Warner, Inc.	127,580	10,897,884
TJX Cos., Inc.	105,275	7,219,759
Tractor Supply Co.	19,474	1,534,941
TripAdvisor, Inc.(a)	15,715	1,173,282
Twenty-First Century Fox, Inc. Class A	285,609	10,968,814
Under Armour, Inc. Class A(a)	25,076	1,702,660
Urban Outfitters, Inc.(a)	15,839	556,424
V.F. Corp.	53,528	4,009,247
Viacom, Inc. Class B	57,541	4,329,960
Walt Disney Co.	236,793	22,303,533
Whirlpool Corp.	12,459	2,413,807
Wyndham Worldwide Corp.	19,646	1,684,841
Wynn Resorts, Ltd.	11,859	1,764,145
Yum! Brands, Inc.	67,990	4,953,071

		337,114,104

Consumer Staples – 9.5%
Altria Group, Inc.	303,870	14,971,675
Archer-Daniels-Midland Co.	97,392	5,064,384
Avon Products, Inc.	58,558	549,860
Brown-Forman Corp. Class B	24,161	2,122,302
Campbell Soup Co.	24,983	1,099,252
Clorox Co.	19,379	2,019,486
Coca-Cola Co.	599,122	25,294,931
Coca-Cola Enterprises, Inc.	35,313	1,561,541
Colgate-Palmolive Co.	130,379	9,020,923
ConAgra Foods, Inc.	66,051	2,396,330
Constellation Brands, Inc. Class A(a)	24,776	2,432,260
Costco Wholesale Corp.	66,834	9,473,719
CVS Health Corp.	174,027	16,760,540
Dr. Pepper Snapple Group, Inc.	28,303	2,028,759
Estee Lauder Cos., Inc. Class A	32,763	2,496,541
General Mills, Inc.	94,522	5,040,858
Hershey Co.	23,615	2,454,307
Hormel Foods Corp.	18,349	955,983
J.M. Smucker Co.	14,855	1,500,058
Kellogg Co.	40,207	2,631,146
Keurig Green Mountain, Inc.	18,089	2,394,893
Kimberly-Clark Corp.	57,473	6,640,430
Kraft Foods Group, Inc.	90,751	5,686,458

See Notes to Financial Statements.

28

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

December 31, 2014

	Shares	Market Value
COMMON STOCKS – (continued)
Consumer Staples – (continued)
Kroger Co.	76,955	$4,941,281
Lorillard, Inc.	53,128	3,343,876
McCormick & Co., Inc.	20,261	1,505,392
Mead Johnson Nutrition Co.	30,568	3,073,307
Molson Coors Brewing Co. Class B	23,509	1,751,891
Mondelez International, Inc. Class A	255,894	9,295,350
Monster Beverage Corp.(a)	21,547	2,334,617
PepsiCo, Inc.	226,738	21,440,345
Philip Morris International, Inc.	237,687	19,359,606
Procter & Gamble Co.	411,961	37,525,527
Reynolds American, Inc.	45,070	2,896,649
Safeway, Inc.	32,165	1,129,635
Sysco Corp.	87,335	3,466,326
Tyson Foods, Inc. Class A	44,691	1,791,662
Wal-Mart Stores, Inc.	241,499	20,739,934
Walgreens Boots Alliance, Inc.	133,713	10,188,931
Whole Foods Market, Inc.	55,587	2,802,697

		272,183,662

Energy – 8.2%
Anadarko Petroleum Corp.	77,544	6,397,380
Apache Corp.	56,370	3,532,708
Baker Hughes, Inc.	64,694	3,627,393
Cabot Oil & Gas Corp.	65,622	1,943,067
Cameron International Corp.(a)	30,467	1,521,827
Chesapeake Energy Corp.	78,594	1,538,085
Chevron Corp.(b)	287,334	32,233,128
Cimarex Energy Co.	13,242	1,403,652
ConocoPhillips	187,103	12,921,333
CONSOL Energy, Inc.	32,173	1,087,769
Denbury Resources, Inc.	53,229	432,752
Devon Energy Corp.	59,550	3,645,056
Diamond Offshore Drilling, Inc.	9,954	365,411
Ensco PLC Class A	32,889	985,026
EOG Resources, Inc.	83,263	7,666,024
EQT Corp.	22,243	1,683,795
ExxonMobil Corp.(b)	644,672	59,599,926
FMC Technologies, Inc.(a)	33,409	1,564,878
Halliburton Co.	130,167	5,119,468
Helmerich & Payne, Inc.	14,974	1,009,547
Hess Corp.	38,344	2,830,554
Kinder Morgan, Inc.	258,176	10,923,427
Marathon Oil Corp.	99,689	2,820,202
Marathon Petroleum Corp.	43,801	3,953,478
Murphy Oil Corp.	24,962	1,261,080
Nabors Industries, Ltd.	41,720	541,526
National Oilwell Varco, Inc.	66,641	4,366,985
Newfield Exploration Co.(a)	20,685	560,977
Noble Corp. PLC	37,996	629,594
Noble Energy, Inc.	54,795	2,598,927
Occidental Petroleum Corp.	117,635	9,482,557
ONEOK, Inc.	31,504	1,568,584
Phillips 66	85,692	6,144,116
Pioneer Natural Resources Co.	23,524	3,501,547
QEP Resources, Inc.	27,323	552,471
Range Resources Corp.	24,841	1,327,751
Schlumberger, Ltd.	195,272	16,678,182
Southwestern Energy Co.(a)	51,844	1,414,823
Spectra Energy Corp.	104,141	3,780,318
Tesoro Corp.	20,049	1,490,643
Transocean, Ltd.	47,690	874,158
Valero Energy Corp.	78,586	3,890,007
Williams Cos., Inc. (The)	102,610	4,611,293

		234,081,425

Financials – 16.1%
ACE, Ltd.	49,767	5,717,233
Affiliated Managers Group, Inc.(a)	8,476	1,798,946
Aflac, Inc.	69,737	4,260,233
Allstate Corp.	63,967	4,493,682
American Express Co.	136,052	12,658,278
American International Group, Inc.	215,932	12,094,351
American Tower Corp. REIT	59,682	5,899,566
Ameriprise Financial, Inc.	27,963	3,698,107
Aon PLC	42,882	4,066,500
Apartment Investment & Management Co. Class A REIT	19,865	737,985
Assurant, Inc.	10,846	742,192
AvalonBay Communities, Inc. REIT	19,529	3,190,843
Bank of America Corp.	1,598,166	28,591,190
Bank of New York Mellon Corp.	172,691	7,006,074
BB&T Corp.	109,439	4,256,083
Berkshire Hathaway, Inc. Class B(a)	277,919	41,729,538
BlackRock, Inc.	19,418	6,943,100
Boston Properties, Inc. REIT	22,821	2,936,835
Capital One Financial Corp.	85,268	7,038,873
CBRE Group, Inc.(a)	42,908	1,469,599
Charles Schwab Corp.	172,289	5,201,405
Chubb Corp.	35,896	3,714,159
Cincinnati Financial Corp.	23,305	1,207,898
Citigroup, Inc.	462,693	25,036,318
CME Group, Inc.	49,092	4,352,006
Comerica, Inc.	25,917	1,213,952
Crown Castle International Corp. REIT	51,842	4,079,965
Discover Financial Services	68,377	4,478,010
E*TRADE Financial Corp.(a)	43,889	1,064,528
Equity Residential REIT	56,238	4,040,138
Essex Property Trust, Inc. REIT	9,555	1,974,063
Fifth Third Bancorp	122,654	2,499,075
Franklin Resources, Inc.	57,851	3,203,210
General Growth Properties, Inc. REIT	91,342	2,569,450
Genworth Financial, Inc. Class A(a)	71,189	605,107
Goldman Sachs Group, Inc.	62,188	12,053,900
Hartford Financial Services Group, Inc.	70,630	2,944,565
HCP, Inc. REIT	69,777	3,072,281
Health Care REIT, Inc.	49,581	3,751,794
Host Hotels & Resorts, Inc. REIT	113,659	2,701,674

See Notes to Financial Statements.

29

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

December 31, 2014

	Shares	Market Value
COMMON STOCKS – (continued)
Financials – (continued)
Hudson City Bancorp, Inc.	66,376	$671,725
Huntington Bancshares, Inc.	122,865	1,292,540
Intercontinental Exchange, Inc.	17,525	3,843,057
Invesco Ltd.	65,489	2,588,125
Iron Mountain, Inc. REIT	33,274	1,286,373
J.P. Morgan Chase & Co.	571,672	35,775,234
KeyCorp	128,679	1,788,638
Kimco Realty Corp. REIT	64,016	1,609,362
Legg Mason, Inc.	15,615	833,373
Leucadia National Corp.	47,809	1,071,878
Lincoln National Corp.	40,310	2,324,678
Loews Corp.	48,012	2,017,464
M&T Bank Corp.	19,334	2,428,737
Marsh & McLennan Cos., Inc.	82,934	4,747,142
McGraw Hill Financial, Inc.	40,298	3,585,716
MetLife, Inc.	175,626	9,499,610
Moody’s Corp.	27,234	2,609,290
Morgan Stanley	231,955	8,999,854
NASDAQ OMX Group, Inc.	15,925	763,763
Navient Corp.	59,941	1,295,325
Northern Trust Corp.	35,310	2,379,894
People’s United Financial, Inc.	49,334	748,890
Plum Creek Timber Co., Inc. REIT	27,186	1,163,289
PNC Financial Services Group, Inc.	82,842	7,557,676
Principal Financial Group, Inc.	40,326	2,094,532
Progressive Corp.	85,852	2,317,146
ProLogis, Inc. REIT	74,347	3,199,151
Prudential Financial, Inc.	70,037	6,335,547
Public Storage, Inc. REIT	21,452	3,965,402
Regions Financial Corp.	213,143	2,250,790
Simon Property Group, Inc. REIT	47,435	8,638,388
State Street Corp.(c)	62,947	4,941,340
SunTrust Banks, Inc.	78,882	3,305,156
T. Rowe Price Group, Inc.	38,320	3,290,155
The Macerich Co. REIT	20,945	1,747,022
Torchmark Corp.	19,384	1,050,031
Travelers Cos., Inc.	51,098	5,408,723
U.S. Bancorp	271,630	12,209,769
Unum Group	35,424	1,235,589
Ventas, Inc. REIT	44,703	3,205,205
Vornado Realty Trust REIT	27,746	3,265,982
Wells Fargo & Co.	721,646	39,560,634
Weyerhaeuser Co. REIT	81,681	2,931,531
XL Group PLC	38,920	1,337,680
Zions Bancorporation	31,258	891,166

		463,155,278

Health Care – 13.8%
Abbott Laboratories	227,959	10,262,714
AbbVie, Inc.	241,063	15,775,163
Actavis PLC(a)	40,969	10,545,830
Aetna, Inc.	52,415	4,656,024
Agilent Technologies, Inc.	52,075	2,131,951
Alexion Pharmaceuticals, Inc.(a)	30,127	5,574,399
Allergan, Inc.	45,014	9,569,526
AmerisourceBergen Corp.	33,552	3,025,048
Amgen, Inc.	116,391	18,539,922
Anthem, Inc.	42,119	5,293,095
Baxter International, Inc.	82,545	6,049,723
Becton Dickinson and Co.	28,992	4,034,527
Biogen Idec, Inc.(a)	35,847	12,168,264
Boston Scientific Corp.(a)	208,377	2,760,995
Bristol-Myers Squibb Co.	251,212	14,829,044
C.R. Bard, Inc.	11,162	1,859,812
Cardinal Health, Inc.	52,424	4,232,190
CareFusion Corp.(a)	29,322	1,739,968
Celgene Corp.(a)	122,865	13,743,679
Cerner Corp.(a)	47,263	3,056,026
CIGNA Corp.	39,811	4,096,950
Covidien PLC	68,613	7,017,738
DaVita HealthCare Partners, Inc.(a)	26,572	2,012,563
DENTSPLY International, Inc.	20,166	1,074,243
Edwards Lifesciences Corp.(a)	16,445	2,094,764
Eli Lilly & Co.	149,057	10,283,442
Express Scripts Holding Co.(a)	111,647	9,453,152
Gilead Sciences, Inc.(a)	228,746	21,561,598
Hospira, Inc.(a)	25,017	1,532,291
Humana, Inc.	22,917	3,291,569
Intuitive Surgical, Inc.(a)	5,452	2,883,781
Johnson & Johnson	427,741	44,728,876
Laboratory Corp. of America Holdings(a)	13,347	1,440,141
Mallinckrodt PLC(a)	17,700	1,752,831
McKesson Corp.	36,031	7,479,315
Medtronic, Inc.	148,410	10,715,202
Merck & Co., Inc.	435,198	24,714,894
Mylan, Inc.(a)	56,907	3,207,848
Patterson Cos., Inc.	11,159	536,748
PerkinElmer, Inc.	16,632	727,317
Perrigo Co. PLC	20,814	3,479,268
Pfizer, Inc.	958,648	29,861,885
Quest Diagnostics, Inc.	22,158	1,485,915
Regeneron Pharmaceuticals, Inc.(a)	11,458	4,700,645
St. Jude Medical, Inc.	44,053	2,864,767
Stryker Corp.	45,595	4,300,976
Tenet Healthcare Corp.(a)	13,452	681,613
Thermo Fisher Scientific, Inc.	60,512	7,581,549
UnitedHealth Group, Inc.	146,122	14,771,473
Universal Health Services, Inc.	13,300	1,479,758
Varian Medical Systems, Inc.(a)	15,631	1,352,238
Vertex Pharmaceuticals, Inc.(a)	36,648	4,353,782
Waters Corp.(a)	11,915	1,343,059
Zimmer Holdings, Inc.	25,727	2,917,956
Zoetis, Inc.	76,228	3,280,091

		394,908,138

Industrials – 10.1%
3M Co.	97,443	16,011,834
ADT Corp.	25,056	907,779
Allegion PLC	12,837	711,940
AMETEK, Inc.	37,101	1,952,626
Boeing Co.	100,924	13,118,102
C.H. Robinson Worldwide, Inc.	22,382	1,676,188
Caterpillar, Inc.	93,855	8,590,548
Cintas Corp.	15,222	1,194,014

See Notes to Financial Statements.

30

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

December 31, 2014

	Shares	Market Value
COMMON STOCKS – (continued)
Industrials – (continued)
CSX Corp.	148,359	$5,375,047
Cummins, Inc.	26,444	3,812,431
Danaher Corp.	93,178	7,986,286
Deere & Co.	53,954	4,773,310
Delta Air Lines, Inc.	125,066	6,151,997
Dover Corp.	24,145	1,731,679
Dun & Bradstreet Corp.	6,145	743,299
Eaton Corp. PLC	72,099	4,899,848
Emerson Electric Co.	105,369	6,504,428
Equifax, Inc.	17,295	1,398,647
Expeditors International of Washington, Inc.	29,444	1,313,497
Fastenal Co.	44,042	2,094,638
FedEx Corp.	40,350	7,007,181
Flowserve Corp.	18,955	1,134,078
Fluor Corp.	22,556	1,367,570
General Dynamics Corp.	48,689	6,700,580
General Electric Co.	1,530,863	38,684,908
Honeywell International, Inc.	120,603	12,050,652
Illinois Tool Works, Inc.	56,071	5,309,924
Ingersoll-Rand PLC	41,116	2,606,343
Jacobs Engineering Group, Inc.(a)	20,157	900,816
Joy Global, Inc.	14,887	692,543
Kansas City Southern	16,704	2,038,389
L-3 Communications Holdings, Inc.	12,465	1,573,208
Lockheed Martin Corp.	41,249	7,943,320
Masco Corp.	54,139	1,364,303
Nielsen NV	52,275	2,338,261
Norfolk Southern Corp.	47,268	5,181,045
Northrop Grumman Corp.	31,686	4,670,200
PACCAR, Inc.	54,235	3,688,522
Pall Corp.	16,107	1,630,189
Parker-Hannifin Corp.	21,814	2,812,915
Pentair PLC	28,991	1,925,582
Pitney Bowes, Inc.	30,921	753,545
Precision Castparts Corp.	21,978	5,294,061
Quanta Services, Inc.(a)	30,293	860,018
Raytheon Co.	47,736	5,163,603
Republic Services, Inc.	41,114	1,654,839
Robert Half International, Inc.	20,374	1,189,434
Rockwell Automation, Inc.	21,779	2,421,825
Rockwell Collins, Inc.	19,500	1,647,360
Roper Industries, Inc.	14,835	2,319,452
Ryder System, Inc.	6,855	636,487
Snap-on, Inc.	8,872	1,213,157
Southwest Airlines Co.	105,927	4,482,831
Stanley Black & Decker, Inc.	24,950	2,397,196
Stericycle, Inc.(a)	12,204	1,599,700
Textron, Inc.	44,906	1,890,992
Tyco International PLC	67,336	2,953,357
Union Pacific Corp.	134,838	16,063,251
United Parcel Service, Inc. Class B	106,455	11,834,602
United Rentals, Inc.(a)	15,200	1,550,552
United Technologies Corp.	130,327	14,987,605
W.W. Grainger, Inc.	9,412	2,399,025
Waste Management, Inc.	63,304	3,248,761
Xylem, Inc.	24,834	945,430

		290,075,750

Information Technology – 19.1%
Accenture PLC Class A	96,082	8,581,083
Adobe Systems, Inc.(a)	73,813	5,366,205
Akamai Technologies, Inc.(a)	27,734	1,746,133
Alliance Data Systems Corp.(a)	10,204	2,918,854
Altera Corp.	43,754	1,616,273
Amphenol Corp. Class A	45,180	2,431,136
Analog Devices, Inc.	46,018	2,554,919
Apple, Inc.	894,664	98,753,012
Applied Materials, Inc.	190,653	4,751,073
Autodesk, Inc.(a)	34,170	2,052,250
Automatic Data Processing, Inc.	73,365	6,116,440
Avago Technologies, Ltd.	38,718	3,894,644
Broadcom Corp. Class A	81,235	3,519,913
CA, Inc.	45,959	1,399,452
Cisco Systems, Inc.	781,729	21,743,792
Citrix Systems, Inc.(a)	25,678	1,638,256
Cognizant Technology Solutions Corp. Class A(a)	93,627	4,930,398
Computer Sciences Corp.	22,732	1,433,253
Corning, Inc.	191,950	4,401,413
eBay, Inc.(a)	172,158	9,661,507
Electronic Arts, Inc.(a)	50,121	2,356,439
EMC Corp.	306,874	9,126,433
F5 Networks, Inc.(a)	10,559	1,377,580
Facebook, Inc. Class A(a)	319,407	24,920,134
Fidelity National Information Services, Inc.	44,886	2,791,909
First Solar, Inc.(a)	11,749	523,947
Fiserv, Inc.(a)	36,442	2,586,289
FLIR Systems, Inc.	20,339	657,153
Google, Inc. Class A(a)	43,323	22,989,783
Google, Inc. Class C(a)	43,523	22,910,507
Harris Corp.	16,098	1,156,158
Hewlett-Packard Co.	282,863	11,351,292
Intel Corp.	746,920	27,105,727
International Business Machines Corp.	139,847	22,437,053
Intuit, Inc.	43,326	3,994,224
Juniper Networks, Inc.	58,444	1,304,470
KLA-Tencor Corp.	26,573	1,868,613
Lam Research Corp.	24,281	1,926,454
Linear Technology Corp.	35,021	1,596,958
Mastercard, Inc. Class A	148,349	12,781,750
Microchip Technology, Inc.	28,206	1,272,373
Micron Technology, Inc.(a)	163,528	5,725,115
Microsoft Corp.(b)	1,254,977	58,293,682
Motorola Solutions, Inc.	33,022	2,215,116
NetApp, Inc.	49,643	2,057,702
NVIDIA Corp.	75,012	1,503,991
Oracle Corp.	493,470	22,191,346
Paychex, Inc.	49,131	2,268,378
QUALCOMM, Inc.	255,185	18,967,901
Red Hat, Inc.(a)	28,130	1,944,908
Salesforce.com, Inc.(a)	89,205	5,290,749
SanDisk Corp.	33,206	3,253,524
Seagate Technology PLC	49,776	3,310,104
Symantec Corp.	108,203	2,775,948

See Notes to Financial Statements.

31

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

December 31, 2014

	Shares	Market Value
COMMON STOCKS – (continued)
Information Technology – (continued)
TE Connectivity, Ltd.	60,849	$3,848,699
Teradata Corp.(a)	21,913	957,160
Texas Instruments, Inc.	158,906	8,495,909
Total System Services, Inc.	22,999	781,046
VeriSign, Inc.(a)	19,320	1,101,240
Visa, Inc. Class A	74,910	19,641,402
Western Digital Corp.	33,647	3,724,723
Western Union Co.	74,940	1,342,175
Xerox Corp.	161,592	2,239,665
Xilinx, Inc.	39,642	1,716,102
Yahoo!, Inc.(a)	137,637	6,952,045

		547,143,882

Materials – 3.1%
Air Products & Chemicals, Inc.	29,807	4,299,064
Airgas, Inc.	10,040	1,156,407
Alcoa, Inc.	183,889	2,903,607
Allegheny Technologies, Inc.	14,911	518,455
Avery Dennison Corp.	13,318	690,938
Ball Corp.	21,658	1,476,426
C.F. Industries Holdings, Inc.	8,006	2,181,955
Dow Chemical Co.	168,090	7,666,585
E.I. du Pont de Nemours & Co.	138,794	10,262,428
Eastman Chemical Co.	21,472	1,628,866
Ecolab, Inc.	41,565	4,344,374
FMC Corp.	18,522	1,056,310
Freeport-McMoRan, Inc.	157,964	3,690,039
International Flavors & Fragrances, Inc.	11,280	1,143,341
International Paper Co.	66,808	3,579,573
LyondellBasell Industries NV Class A	62,952	4,997,759
Martin Marietta Materials, Inc.	8,655	954,820
MeadWestvaco Corp.	24,943	1,107,220
Monsanto Co.	72,794	8,696,699
Mosaic Co.	47,516	2,169,105
Newmont Mining Corp.	73,573	1,390,530
Nucor Corp.	47,306	2,320,359
Owens-Illinois, Inc.(a)	22,763	614,373
PPG Industries, Inc.	21,444	4,956,781
Praxair, Inc.	45,000	5,830,200
Sealed Air Corp.	32,469	1,377,660
Sherwin-Williams Co.	12,287	3,231,972
Sigma-Aldrich Corp.	17,761	2,438,052
Vulcan Materials Co.	18,490	1,215,348

		87,899,246

Telecommunication Services – 2.2%
AT&T, Inc.	788,273	26,478,090
CenturyLink, Inc.	86,173	3,410,727
Frontier Communications Corp.	143,538	957,399
Level 3 Communications, Inc.(a)	41,500	2,049,270
Verizon Communications, Inc.	633,251	29,623,482
Windstream Holdings, Inc.	85,867	707,544

		63,226,512

Utilities – 3.1%
AES Corp.	98,059	1,350,272
AGL Resources, Inc.	18,002	981,289
Ameren Corp.	36,056	1,663,263
American Electric Power Co., Inc.	75,043	4,556,611
CenterPoint Energy, Inc.	65,335	1,530,799
CMS Energy Corp.	42,001	1,459,535
Consolidated Edison, Inc.	43,500	2,871,435
Dominion Resources, Inc.	87,668	6,741,669
DTE Energy Co.	26,039	2,248,988
Duke Energy Corp.	107,391	8,971,444
Edison International	49,505	3,241,587
Entergy Corp.	27,000	2,361,960
Exelon Corp.	131,659	4,881,916
FirstEnergy Corp.	61,729	2,406,814
Integrys Energy Group, Inc.	11,180	870,363
NextEra Energy, Inc.	66,357	7,053,086
NiSource, Inc.	47,478	2,014,017
Northeast Utilities	46,443	2,485,629
NRG Energy, Inc.	51,498	1,387,871
Pepco Holdings, Inc.	35,659	960,297
PG&E Corp.	72,012	3,833,919
Pinnacle West Capital Corp.	15,456	1,055,799
PPL Corp.	98,256	3,569,641
Public Service Enterprise Group, Inc.	76,936	3,185,920
SCANA Corp.	23,801	1,437,580
Sempra Energy	35,624	3,967,089
Southern Co.	139,484	6,850,059
TECO Energy, Inc.	30,250	619,823
Wisconsin Energy Corp.	32,976	1,739,154
Xcel Energy, Inc.	80,800	2,902,336

		89,200,165

TOTAL COMMON STOCKS (Cost: $1,279,834,253)		2,778,988,162

	Par Amount
U.S. GOVERNMENT SECURITIES – 0.2%
U.S. Treasury Bill(b)(d)(e) 0.01% due 01/15/2015	$ 2,000,000	1,999,992
U.S. Treasury Bill(b)(d)(e) 0.00% due 01/29/2015	3,760,000	3,760,000
U.S. Treasury Bill(b)(d)(e) 0.00% due 03/12/2015	400,000	400,000

TOTAL U.S. GOVERNMENT SECURITIES (Cost: $6,159,992)		6,159,992

	Shares
MONEY MARKET FUND – 3.2%
State Street Institutional Liquid Reserves Fund, Premier Class 0.07%(c)(f)	91,116,189	91,116,189

TOTAL MONEY MARKET FUND (Cost: $91,116,189)		91,116,189

TOTAL INVESTMENTS – 100.3% (Cost $1,377,110,434)		2,876,264,343
Liabilities in Excess of Other Assets – (0.3)%		(6,941,471)

NET ASSETS – 100.0%		$2,869,322,872

See Notes to Financial Statements.

32

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

December 31, 2014

(a)	Non-income producing security
(b)	All or part of this security has been designated as collateral for futures contracts
(c)	Affiliated issuer. See table that follows for more information.
(d)	Rate represents annualized yield at date of purchase
(e)	Securities are valued in accordance with procedures approved by the Board of Trustees. Securities’ values are determined based on Level 2 inputs.
(f)	The rate shown is the annualized seven-day yield at period end.
PLC	Public Limited Company
REIT Real	Estate Investment Trust

Schedule of Futures Contracts	Number of Contracts	Notional Value	Unrealized Appreciation
S&P 500 Financial Futures Contracts (long) Expiration Date 03/2015	875	$89,792,500	$2,382,058

Total unrealized appreciation on open futures contracts purchased			$2,382,058

Affiliates Table

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSGA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The Portfolio also invested in the State Street Institutional Liquid Reserves Fund. Transactions in all affiliates for the period ending December 31, 2014 were as follows:

Security Description	Number of shares held at 12/31/13	Shares purchased for the year ended 12/31/14	Shares sold for the year ended 12/31/14		Number of shares held at 12/31/14	Value at 12/31/14	Income earned for the year ended 12/31/14	Realized gain/loss on shares sold
State Street Corp.	72,725	—	9,778	*	62,947	$4,941,340	$78,494	$—
State Street Institutional Liquid Reserves Fund, Premier Class	41,178,491	407,287,719	357,350,021		91,116,189	91,116,189	45,460	—

*	Shares of State Street Corp. were disposed of in a tax-free redemption in-kind (Note 7).

See Notes to Financial Statements.

33

State Street Equity 500 Index Portfolio

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments in unaffiliated issuers at market value (identified cost $1,283,925,771)	$2,780,206,814
Investments in non-controlled affiliates at market value (identified cost $93,184,663) (Note 4)	96,057,529

Total investments at market value (identified cost $1,377,110,434)	2,876,264,343
Dividends and interest receivable	3,680,254
Dividend receivable from non-controlled affiliates (Note 4)	18,884

Total assets	2,879,963,481

Liabilities
Investment securities purchased	4,649,775
Due to custodian	4,769,756
Daily variation margin on futures contracts	1,063,125
Management fees payable (Note 4)	157,953

Total liabilities	10,640,609

Net Assets	$2,869,322,872

See Notes to Financial Statements.

34

State Street Equity 500 Index Portfolio

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividend income – unaffiliated issuers (net of foreign taxes withheld of $132,666)	$55,933,764
Dividend income – non-controlled affiliated issuer	123,954
Interest	46,355

Total investment income	56,104,073

Expenses
Management fees (Note 4)	1,246,586
Other expenses	12,081

Total expenses	1,258,667

Net Investment Income	54,845,406

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments – unaffiliated issuers	10,063,213
Futures contracts	7,781,141

17,844,354

Net change in net unrealized appreciation (depreciation) on:
Investments	278,443,408
Futures contracts	664,091

279,107,499

Net realized and unrealized gain	296,951,853

Net Increase in Net Assets Resulting from Operations	$351,797,259

See Notes to Financial Statements.

35

State Street Equity 500 Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets From Operations:
Net investment income	$54,845,406	$49,096,073
Net realized gain on investments and futures contracts	17,844,354	26,611,003
Net change in net unrealized appreciation on investments and futures contracts	279,107,499	590,532,985

Net increase in net assets from operations	351,797,259	666,240,061

Capital Transactions:
Contributions	353,779,321	235,748,437
Withdrawals	(185,039,609)	(217,635,806)
In-kind redemptions (Note 7)	(390,808,177)	—

Net increase (decrease) in net assets from capital transactions	(222,068,465)	18,112,631

Net Increase in Net Assets	129,728,794	684,352,692
Net Assets
Beginning of year	2,739,594,078	2,055,241,386

End of year	$2,869,322,872	$2,739,594,078

See Notes to Financial Statements.

36

State Street Equity 500 Index Portfolio

Financial Highlights

The following table includes selected supplemental data and ratios to average net assets:

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10
Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$2,869,323	$2,739,594	$2,055,241	$1,825,528	$2,098,137
Ratios to average net assets:
Expenses	0.045%	0.045%	0.045%	0.045%	0.045%
Net investment income	1.98%	2.05%	2.26%	2.04%	1.99%
Portfolio turnover rate(a)	2%	4%	9%	15%	12%
Total return(b)	13.62%	32.30%	15.97%	2.03%	15.08%

(a)	The portfolio turnover rate excludes in-kind security transactions (Note 7).
(b)	Results represent past performance and are not indicative of future results.

See Notes to Financial Statements.

37

State Street Equity 500 Index Portfolio

Notes to Financial Statements

December 31, 2014

1.	Organization

State Street Master Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust consists of ten investment portfolios: State Street Equity 500 Index Portfolio, State Street Equity 400 Index Portfolio, State Street Equity 2000 Index Portfolio, State Street Aggregate Bond Index Portfolio, State Street Money Market Portfolio, State Street Tax Free Money Market Portfolio, State Street Limited Duration Bond Portfolio, State Street Treasury Money Market Portfolio, State Street Treasury Plus Money Market Portfolio and State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the “Portfolio”).

At December 31, 2014, the following Portfolios were operational: State Street Money Market Portfolio, State Street Tax Free Money Market Portfolio, State Street U.S. Government Money Market Portfolio, State Street Treasury Money Market Portfolio and State Street Treasury Plus Money Market Portfolio. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests.

The Portfolio’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Index (the “S&P 500® Index”). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500® Index. The S&P 500® Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the U.S. There is no assurance that the Portfolio will achieve its objective.

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation – The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed income securities and options are valued on the basis of the closing bid price. Futures contracts are valued at the quoted daily settlement price at the end of each day on the exchange upon which they are traded. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. Investments in other mutual funds are valued at the net asset value per share. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees.

38

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2014

The Portfolio adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in generally accepted accounting principles and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and apply broadly to securities and other types of assets and liabilities. In accordance with these provisions, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Various inputs are used in determining the value of the Portfolio’s investments.

The three tier hierarchy of inputs is summarized below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2014, in valuing the Portfolio’s assets carried at fair value:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
ASSETS:
INVESTMENTS:
Common Stocks	$2,778,988,162	$—	$—	$2,778,988,162
U.S. Government Securities	—	6,159,992	—	6,159,992
Money Market Fund	91,116,189	—	—	91,116,189

TOTAL INVESTMENTS	2,870,104,351	6,159,992	—	2,876,264,343
OTHER ASSETS:
Futures contracts*	2,382,058	—	—	2,382,058

TOTAL ASSETS	$2,872,486,409	$6,159,992	$—	$2,878,646,401

*	Only unsettled receivable/payable for variation margin is reported within Statement of Assets and Liabilities.

For the year ended December 31, 2014, there were no transfers between levels.

Securities transactions, investment income and expenses – Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.

39

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2014

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio on a daily basis based on each partner’s daily ownership percentage.

Federal income taxes – The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

The Portfolio has reviewed the tax positions for open years as of and during the year ended December 31, 2014, and determined it did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2014, tax years 2011 through 2013 remain subject to examination by the Portfolio’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

At December 31, 2014, the tax cost of investments was $1,377,110,434 on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $1,513,888,774 and $14,734,865, respectively, resulting in net appreciation of $1,499,153,909 for all securities as computed on a federal income tax basis.

Futures – The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio, which is recorded on the Statement of Assets and Liabilities. The Portfolio recognizes a realized gain or loss when the contract is closed, which is recorded on the Statement of Operations. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the benchmark and the prices of futures contracts and the possibility of an illiquid market. To the extent permitted by the investment objective, restrictions and policies set forth in the Portfolio’s Prospectus and Statement of Additional Information, the Portfolio may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Portfolio’s use of derivatives includes futures. These instruments offer unique characteristics and risks that assist the Portfolio in meeting its investment objective. The Portfolio typically uses derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Portfolio through the use of options and futures to earn “market-like” returns with the Portfolio’s excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Portfolio. By purchasing certain instruments, the Portfolio may more effectively achieve the desired portfolio characteristics that assist in meeting the Portfolio’s investment objectives. Depending on how

40

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2014

the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

The following table, grouped into appropriate risk categories, discloses the amounts related to the Portfolio’s use of derivative instruments and hedging activities at December 31, 2014:

Asset Derivatives(1)

	Equity Contracts Risk	Total
Futures Contracts	$2,382,058	$2,382,058

Transactions in derivative instruments during the year ended December 31, 2014, were as follows:

Realized Gain (Loss)(2)

	Equity Contracts Risk	Total
Futures Contracts	$7,781,141	$7,781,141

Change in Appreciation (Depreciation)(3)

	Equity Contracts Risk	Total
Futures Contracts	$664,091	$664,091

(1)	Portfolio of Investments: Unrealized appreciation of futures contracts. Only unsettled receivable/payable for variation margin is reported within Statement of Assets and Liabilities.
(2)	Statement of Operations location: Net realized gain (loss) on: Futures contracts
(3)	Statement of Operations location: Net change in unrealized appreciation (depreciation) on: Futures contracts

The average notional of futures outstanding during the year ended December 31, 2014 was $66,568,250.

Use of estimates – The Portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require the use of management estimates. Actual results could differ from those estimates. It is reasonably possible that these differences could be material.

3.	Securities Transactions

For the year ended December 31, 2014, purchases and sales of investment securities, excluding short-term investments, and futures contracts, aggregated to $253,957,017 and $65,856,635, respectively.

4.	Related Party Fees and Transactions

The Portfolio has entered into an investment advisory agreement with SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”), under which SSGA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSGA FM’s services as investment adviser and for State Street’s services as

41

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2014

administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees expense), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio’s average daily net assets.

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSGA FM. Investments in State Street Corporation, the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The market value of this investment at December 31, 2014 is listed in the Portfolio of Investments.

5.	Trustees’ Fees

Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Funds does not receive compensation from the Funds for his or her service as a Trustee.

Each Independent Trustee receives for his or her services to the State Street Master Funds, State Street Institutional Investment Trust and SSGA Funds, a $141,500 annual base retainer in addition to $18,000 for each in-person meeting and $2,000 for each telephonic meeting from the Trust. The Trust will bear a pro rata allocation based on the Trust’s average monthly assets. The Co-Chairmen each receive an additional $44,000 annual retainer. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Report, the Trustees were not paid pension or retirement benefits as part of the Trust’s expenses.

The Trust’s officers are compensated by the Adviser and its affiliates.

6.	Indemnifications

The Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust. Management does not expect any significant claims.

7.	In-Kind Redemptions

On August 11, 2014, the State Street Equity 500 Index Fund redeemed its interest in the Portfolio in connection with a transfer of net assets to the State Street Equity 500 Index II Portfolio, a series of State Street Institutional Investment Trust. The transfer consisted of five hundred and three (503) securities totaling $387,955,841 at market value or 13% of the Portfolio and $2,852,336 in cash, and is disclosed in the Statement of Changes in Net Assets.

8.	Line of Credit

The Portfolio and other affiliated funds (each a “Participant” and, collectively, the “Participants”) share in a $300 million revolving credit facility provided by a syndication of banks. The Participants may borrow for the purpose of meeting shareholder redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is

42

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2014

calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on net assets. Commitment fees are ordinary fund operating expenses and are paid by the Adviser. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1%. The Portfolio may borrow up to a maximum of 33 percent of its assets. The Portfolio had no outstanding loans during the period ended December 31, 2014.

43

State Street Equity 500 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Owners of Beneficial Interest of

State Street Master Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds) (the “Portfolio”) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2015

44

State Street Equity 500 Index Portfolio

General Information

December 31, 2014

Proxy Voting Policies and Procedures

Information regarding the Fund’s proxy voting policies and procedures, as well as information regarding how the Fund voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-877-521-4083 (toll free), or (2) on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on
Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling
1-877-521-4083 (toll-free).

45

State Street Equity 500 Index Portfolio

Trustees and Officers Information

December 31, 2014

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Michael F. Holland State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	59	Trustee, State Street Institutional Investment Trust; Trustee SSGA Funds; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.
Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	59	Trustee, State Street Institutional Investment Trust; Trustee SSGA Funds; Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).
William L. Boyan State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.	59	Trustee, State Street Institutional Investment Trust; Trustee SSGA Funds; Former Trustee of Old Mutual South Africa Master Trust; Trustee, Children’s Hospital, Boston, MA.

46

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association; Director, (2008 – 2014) Doylestown Health Foundation Board; and the Ann Silverman Community Clinic of Doylestown, PA.	59	Trustee, State Street Institutional Investment Trust; Trustee SSGA Funds; Director, Marshall Financial Group, Inc.
Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1/14	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare); 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College.	59	Trustee, State Street Institutional Investment Trust; Trustee SSGA Funds; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003 – Present); Board member, Regenesis Biomedical (health care services) (April 2012 – Present).
Rina K. Spence State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000).	59	Trustee, State Street Institutional Investment Trust; Trustee SSGA Funds; Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis Foundation (2005 – 2008).

47

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees (continued)
Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1/14	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	59	Trustee, State Street Institutional Trust; Trustee SSGA Funds.
Douglas T. Williams State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 7/99	President, Oakmont Homeowners Association (2012 –2013); President, Mariner Sands Chapel; Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 –1999); President, Boston Stock Exchange Depository Trust Company, 1981 –1982.	59	Trustee, State Street Institutional Investment Trust; Trustee SSGA Funds; Treasurer, Nantucket Educational Trust, (2002 –2007).

Interested Trustees(1)
Scott F. Powers State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1959	Trustee	Term: Indefinite Elected Trustee: 1/14	May 2008 to Present, President and Chief Executive Officer of State Street Global Advisors; 2001 – 2008, Chief Executive Officer of Old Mutual Asset Management; Board of Directors, United Way of Massachusetts Bay; Board of Directors of Middlesex School; Incorporator, Cardigan Mountain School	59
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected Trustee: 2/07	Chairman and Director, SSGA Funds Management, Inc. (2012 – present); President, SSGA Funds Management, Inc. (2005 – 2012); Executive Vice President and Senior Managing Director, State Street Global Advisors (2006 – present); and Principal, State Street Global Advisors (2006 – present).	254

(1)	Mr. Powers and Mr. Ross are Interested Trustees because of their employment by SSGA Funds Management, Inc., an affiliate of the Trust.

48

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers:
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (June 2012 – present); Chief Operating Officer, SSGA Funds Management, Inc. (May 2010 – June 2012); Senior Managing Director, SSGA Funds Management, Inc. (1992 –2012) and Senior Managing Director, State Street Global Advisors (1992 –present).*
Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President	Term: Indefinite Elected: 10/12	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014 –present); Vice President, SSGA Funds Management, Inc. (2008 –present); Principal, State Street Global Advisors (2005 –2008 –present).*
Laura F. Dell State Street Bank and Trust Company 100 Huntington Avenue Boston, MA 02116 YOB: 1964	Treasurer	Term: Indefinite Elected: 11/10	Vice President, State Street Bank and Trust Company (2002 – present).*
Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1969	Assistant Treasurer	Term: Indefinite Elected: 09/11	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*
Caroline M. Connolly State Street Bank and Trust Company 100 Huntington Avenue Boston, MA 02116 YOB: 1975	Assistant Treasurer	Term: Indefinite Elected: 09/11	Assistant Vice President, State Street Bank and Trust Company (2007 – present).
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer	Term: Indefinite Elected: 11/13	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).
David K. James State Street Bank and Trust Company 100 Huntington Avenue Boston, MA 02116 YOB: 1970	Secretary	Term: Indefinite Elected: 4/13	Managing Director and Managing Counsel, State Street Bank and Trust Company (2009 – present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 – 2009).
Kristin Schantz State Street Bank and Trust Company 100 Huntington Avenue Boston, MA 02116 YOB: 1979	Assistant Secretary	Term: Indefinite Elected: 2/14	Vice President and Counsel, State Street Bank and Trust Company (2013 – present); Vice President, Citi Fund Services Ohio, Inc. (2008 – 2013).

*	Served in various capacities and/or with various affiliated entities during noted time period.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 877-521-4083.

49

DECEMBER 31, 2014

ANNUAL REPORT

BlackRock®

Quantitative Master Series LLC

- Master International Index Series
- Master Small Cap Index Series

Not FDIC Insured • May Lose Value • No Bank Guarantee

Schedule of Investments December 31, 2014	Master International Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 7.3%
AGL Energy, Ltd.	134,154	$1,463,231
ALS Ltd.	92,006	398,550
Alumina Ltd. (a)	512,206	739,983
Amcor Ltd.	254,055	2,795,197
AMP Ltd.	622,719	2,773,441
APA Group	260,454	1,574,520
Asciano Ltd.	211,529	1,035,910
ASX Ltd.	44,552	1,329,188
Aurizon Holdings Ltd.	462,702	1,731,557
AusNet Services	449,402	485,521
Australia & New Zealand Banking Group Ltd.	580,373	15,101,270
Bank of Queensland Ltd.	78,442	772,804
Bendigo and Adelaide Bank Ltd.	97,453	1,013,310
BGP Holdings PLC (a)	783,183	9
BHP Billiton Ltd.	676,186	15,986,810
Boral Ltd.	160,991	690,868
Brambles Ltd.	329,173	2,835,572
Caltex Australia Ltd.	30,182	837,462
Coca-Cola Amatil Ltd.	127,342	961,440
Cochlear Ltd.	11,624	733,321
Commonwealth Bank of Australia	341,351	23,716,636
Computershare Ltd.	90,027	861,167
Crown Resorts Ltd.	70,081	720,739
CSL Ltd.	99,920	7,018,950
Dexus Property Group	191,750	1,085,468
Federation Centres Ltd.	290,920	677,339
Flight Centre Travel Group Ltd.	12,329	326,361
Fortescue Metals Group Ltd.	342,631	752,294
Goodman Group	348,641	1,610,332
GPT Group	348,352	1,232,833
Harvey Norman Holdings Ltd.	122,036	333,107
Healthscope Ltd. (a)	246,247	544,021
Iluka Resources Ltd.	75,214	361,218
Incitec Pivot Ltd.	325,883	842,967
Insurance Australia Group Ltd.	493,908	2,507,824
Leighton Holdings Ltd.	23,200	422,438
Lend Lease Group	120,232	1,601,354
Macquarie Group Ltd.	60,864	2,870,154
Medibank Pvt, Ltd. (a)	579,560	1,140,298
Metcash Ltd.	170,560	257,049
Mirvac Group	775,736	1,122,141
National Australia Bank Ltd.	498,087	13,582,962
Newcrest Mining Ltd. (a)	156,844	1,380,060
Novion Property Group	426,508	733,090
Orica Ltd.	77,792	1,192,053
Origin Energy Ltd.	234,203	2,215,899
Qantas Airways Ltd. (a)	112,951	219,386
QBE Insurance Group Ltd.	282,815	2,568,069
Ramsay Health Care Ltd.	27,140	1,258,161
REA Group Ltd.	13,923	510,475
Rio Tinto Ltd.	91,745	4,301,088
Santos Ltd.	213,333	1,425,016
Scentre Group (a)	1,120,972	3,175,906
Seek Ltd.	70,701	985,862
Sonic Healthcare Ltd.	79,491	1,195,907

Common Stocks	Shares	Value
Australia (concluded)
Stockland	507,923	$1,697,419
Suncorp Group Ltd.	270,880	3,094,474
Sydney Airport	221,305	847,265
Tabcorp Holdings Ltd.	174,938	590,541
Tatts Group Ltd.	281,428	791,516
Telstra Corp. Ltd.	916,913	4,451,452
Toll Holdings Ltd.	131,276	625,334
TPG Telecom Ltd.	63,778	348,883
Transurban Group	381,301	2,657,180
Treasury Wine Estates Ltd.	149,095	575,473
Wesfarmers Ltd.	236,540	8,008,687
Westfield Corp. (a)	415,643	3,046,813
Westpac Banking Corp.	654,576	17,605,326
Woodside Petroleum Ltd.	156,119	4,828,341
Woolworths Ltd.	265,256	6,591,505
WorleyParsons Ltd.	39,073	320,064

		194,088,861

Austria — 0.2%
Andritz AG	15,286	840,365
Erste Group Bank AG	60,899	1,416,430
IMMOFINANZ AG (a)	211,895	533,660
OMV AG	28,050	744,819
Raiffeisen Bank International AG	21,912	334,816
Strabag SE	30,711	—
Vienna Insurance Group AG	8,077	360,993
Voestalpine AG	24,354	962,301

		5,193,384

Belgium — 1.3%
Ageas	47,677	1,695,165
Anheuser-Busch InBev NV	169,299	19,053,133
Belgacom SA	31,472	1,141,914
Colruyt SA	13,316	619,054
Delhaize Group	20,521	1,494,448
Groupe Bruxelles Lambert SA	17,077	1,457,013
KBC Groep NV (a)	52,723	2,942,471
Solvay SA	12,840	1,737,445
Telenet Group Holding NV (a)	12,687	711,965
UCB SA	25,254	1,920,249
Umicore SA	24,014	966,331

		33,739,188

Denmark — 1.5%
A.P. Moeller — Maersk A/S, Class A	839	1,605,531
A.P. Moeller — Maersk A/S, Class B	1,504	2,991,381
Carlsberg A/S, Class B	22,974	1,764,400
Coloplast A/S, Class B	23,764	1,988,677
Danske Bank A/S	138,030	3,731,757
DSV A/S	37,104	1,129,779
ISS A/S (a)	19,959	572,880
Novo Nordisk A/S, Class B	422,539	17,873,298
Novozymes A/S, Class B	50,906	2,142,815
Pandora A/S	24,646	1,997,733
TDC A/S	180,713	1,378,280
Tryg A/S	3,832	428,176

Portfolio Abbreviations

ADR	American Depositary Receipts
CLP	Chilean Peso
CVA	Certificaten Van Aandelen (Dutch Certificate)
FTSE	Financial Times Stock Exchange
NOK	Norwegian Krone
REIT	Real Estate Investment Trust
EUR	Euro
USD	U.S. Dollar

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014	51

Schedule of Investments (continued)	Master International Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Denmark (concluded)
Vestas Wind Systems A/S (a)	44,758	$1,625,463
William Demant Holding A/S (a)	5,076	386,157

		39,616,327

Finland — 0.9%
Elisa OYJ	29,105	794,422
Fortum OYJ	94,393	2,049,418
Kone OYJ, Class B	65,865	2,998,684
Metso OYJ	22,142	662,924
Neste Oil OYJ	25,426	617,181
Nokia OYJ	788,467	6,235,831
Nokian Renkaat OYJ	23,350	569,589
Orion OYJ, Class B	19,952	620,517
Sampo OYJ, Class A	94,120	4,406,170
Stora Enso OYJ, Class R	118,803	1,062,213
UPM-Kymmene OYJ	114,518	1,876,739
Wartsila OYJ	32,969	1,475,633

		23,369,321

France — 9.4%
Accor SA	34,480	1,549,910
Aeroports de Paris	5,931	717,205
Air Liquide SA	72,548	8,977,066
Airbus Group NV	123,823	6,121,561
Alcatel-Lucent (a)	601,255	2,150,821
Alstom SA (a)	47,225	1,523,130
ArcelorMittal	210,781	2,309,294
Arkema	12,926	854,885
AtoS	16,799	1,334,772
AXA SA	382,400	8,811,658
BNP Paribas SA	223,019	13,165,719
Bollore SA (b)	123,936	564,416
Bollore SA (a)	200	903
Bouygues SA	33,945	1,225,692
Bureau Veritas SA	47,217	1,046,138
Cap Gemini SA	30,471	2,179,198
Carrefour SA	131,519	4,002,309
Casino Guichard-Perrachon SA	11,841	1,088,950
Christian Dior SA	11,613	1,987,426
Cie Generale des Etablissements Michelin	39,263	3,544,140
CNP Assurances	35,304	625,875
Compagnie de Saint-Gobain	95,664	4,052,405
Credit Agricole SA	216,971	2,800,774
Danone SA	121,989	7,975,404
Dassault Systemes SA	25,540	1,557,438
Edenred	42,595	1,178,007
EDF	52,815	1,453,912
Essilor International SA	43,022	4,797,784
Eurazeo	8,996	630,044
Eutelsat Communications SA	32,984	1,066,691
Fonciere Des Regions	5,222	482,645
GDF Suez	304,796	7,107,545
Gecina SA	6,152	768,001
Groupe Eurotunnel SA, Registered Shares	96,131	1,241,068
Hermes International	5,554	1,977,682
ICADE	7,932	634,660
Iliad SA	5,308	1,276,239
Imerys SA	6,409	471,516
JCDecaux SA	16,544	569,623
Kering	15,946	3,064,352
Klepierre	19,922	855,414
L’Oreal SA	52,923	8,857,818
Lafarge SA	39,327	2,760,759
Lagardere SCA	27,158	707,248
Legrand SA	55,749	2,924,490
LVMH Moet Hennessy Louis Vuitton SA	58,796	9,313,383
Natixis	189,865	1,252,846

Common Stocks	Shares	Value
France (concluded)
Numericable-SFR (a)	20,310	$1,006,146
Orange SA	390,386	6,639,179
Pernod Ricard SA	44,706	4,968,519
Peugeot SA (a)	85,406	1,046,427
Publicis Groupe SA	39,231	2,813,464
Remy Cointreau SA	5,536	369,359
Renault SA	40,470	2,947,685
Rexel SA	55,694	997,820
Safran SA	57,071	3,520,993
Sanofi	250,386	22,827,802
Schneider Electric SE (a)	110,578	8,053,310
SCOR SE	33,603	1,018,182
SES SA	64,397	2,315,500
Societe BIC SA	6,127	814,425
Societe Generale SA	152,572	6,385,164
Sodexo	20,220	1,979,220
Suez Environnement Co.	63,813	1,111,828
Technip SA	22,724	1,353,613
Thales SA	18,591	1,005,906
Total SA	450,661	23,088,263
Unibail-Rodamco SE	20,640	5,302,889
Valeo SA	16,198	2,015,519
Vallourec SA	21,181	574,040
Veolia Environnement SA	91,896	1,627,738
Vinci SA	102,986	5,623,294
Vivendi SA (a)	255,525	6,360,152
Wendel SA	7,421	831,478
Zodiac Aerospace	38,441	1,294,223

		251,450,954

Germany — 8.9%
adidas AG	44,049	3,059,006
Allianz SE, Registered Shares	96,112	15,918,663
Axel Springer AG	9,650	582,037
BASF SE	193,376	16,220,555
Bayer AG, Registered Shares	174,105	23,731,969
Bayerische Motoren Werke AG	69,709	7,522,868
Bayerische Motoren Werke AG, Preference Shares	10,550	861,932
Beiersdorf AG	21,699	1,761,828
Brenntag AG	33,322	1,863,035
Celesio AG	12,746	410,812
Commerzbank AG (a)	203,745	2,672,440
Continental AG	23,160	4,884,969
Daimler AG, Registered Shares	202,719	16,836,637
Deutsche Annington Immobilien SE	48,830	1,657,860
Deutsche Bank AG, Registered Shares	290,391	8,695,569
Deutsche Boerse AG	41,077	2,919,009
Deutsche Lufthansa AG, Registered Shares	53,816	891,783
Deutsche Post AG, Registered Shares	203,747	6,614,016
Deutsche Telekom AG, Registered Shares	668,440	10,695,260
Deutsche Wohnen AG	57,606	1,358,909
E.ON SE	421,289	7,200,541
Fraport AG Frankfurt Airport Services Worldwide	7,087	408,933
Fresenius Medical Care AG & Co. KGaA	45,695	3,410,530
Fresenius SE & Co. KGaA	79,687	4,143,249
Fuchs Petrolub SE, Preference Shares	15,102	601,497
GEA Group AG	36,528	1,605,996
Hannover Rueck SE	12,795	1,154,254
HeidelbergCement AG	29,980	2,115,985
Henkel AG & Co. KGaA	24,746	2,397,107
Henkel AG & Co. KGaA, Preference Shares	37,511	4,040,604
Hugo Boss AG	8,933	1,092,788
Infineon Technologies AG	238,913	2,528,142
K+S AG, Registered Shares	36,888	1,017,930
Kabel Deutschland Holding AG (a)	5,530	749,418
Lanxess AG	20,366	943,195
Linde AG	39,105	7,203,232

See Notes to Financial Statements.

52	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014

Schedule of Investments (continued)	Master International Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Germany (concluded)
MAN SE	7,261	$808,649
Merck KGaA	27,230	2,562,570
Metro AG (a)	32,370	989,476
Muenchener Rueckversicherungs AG,
Registered Shares	36,412	7,250,991
Osram Licht AG (a)	17,775	697,845
Porsche Automobil Holding SE, Preference Shares	32,239	2,607,251
ProSiebenSat.1 Media AG, Registered Shares	46,970	1,962,562
RWE AG	103,035	3,180,140
SAP AG	193,986	13,545,725
Siemens AG, Registered Shares	166,937	18,730,978
Symrise AG	26,862	1,618,303
Telefonica Deutschland Holding AG (a)	122,544	649,464
ThyssenKrupp AG (a)	95,578	2,434,738
TUI AG (a)	54,087	893,609
TUI AG	41,148	661,215
United Internet AG, Registered Shares	25,290	1,139,185
Volkswagen AG	5,970	1,294,317
Volkswagen AG, Preference Shares	34,224	7,606,467

		238,406,043

Hong Kong — 3.0%
AIA Group Ltd.	2,536,000	13,987,217
ASM Pacific Technology Ltd.	43,604	415,173
Bank of East Asia Ltd.	276,732	1,111,361
BOC Hong Kong Holdings Ltd.	778,900	2,595,404
Cathay Pacific Airways Ltd.	199,263	434,261
Cheung Kong Holdings Ltd.	292,835	4,904,054
Cheung Kong Infrastructure Holdings Ltd.	140,500	1,033,204
CLP Holdings Ltd.	399,187	3,456,723
First Pacific Co. Ltd.	505,250	498,934
Galaxy Entertainment Group Ltd.	491,000	2,728,346
Hang Lung Properties Ltd.	500,000	1,394,854
Hang Seng Bank Ltd.	161,153	2,678,438
Henderson Land Development Co. Ltd.	221,564	1,539,929
HKT Trust and HKT Ltd.	523,560	681,908
Hong Kong & China Gas Co. Ltd.	1,328,556	3,026,907
Hong Kong Exchanges & Clearing Ltd.	201,327	4,444,640
Hutchison Whampoa Ltd.	449,176	5,134,782
Hysan Development Co. Ltd.	154,791	686,963
Kerry Properties Ltd.	168,500	607,861
Li & Fung Ltd.	1,167,980	1,093,477
The Link REIT	486,414	3,045,321
MGM China Holdings Ltd.	223,600	564,570
MTR Corp.	290,500	1,188,512
New World Development Co. Ltd.	1,037,968	1,191,597
NWS Holdings Ltd.	375,824	689,351
PCCW Ltd.	849,000	578,076
Power Assets Holdings Ltd.	292,000	2,823,059
Sands China Ltd.	509,400	2,479,833
Shangri-La Asia Ltd.	225,905	309,553
Sino Land Co., Ltd.	639,263	1,026,212
SJM Holdings Ltd.	469,000	741,440
Sun Hung Kai Properties Ltd.	344,324	5,216,659
Swire Pacific Ltd., Class A	129,077	1,675,481
Swire Properties Ltd.	254,400	748,550
Techtronic Industries Co.	294,000	943,177
WH Group, Ltd. (a)(c)	778,500	443,960
Wharf Holdings Ltd.	319,357	2,292,693
Wheelock & Co. Ltd.	205,000	951,803
Wynn Macau Ltd.	357,600	997,651
Yue Yuen Industrial Holdings Ltd.	167,785	603,321

		80,965,255

Ireland — 0.8%
Bank of Ireland (a)	5,825,131	2,186,119
CRH PLC	155,659	3,742,893

Common Stocks	Shares	Value
Ireland (concluded)
Experian PLC	208,584	$3,516,091
James Hardie Industries SE	97,902	1,045,129
Kerry Group PLC, Class A	33,489	2,313,626
Ryanair Holdings PLC (a)	10,891	129,207
Ryanair Holdings PLC — ADR (a)	4,433	315,940
Shire PLC	124,126	8,800,543

		22,049,548

Israel — 0.6%
Bank Hapoalim BM	211,043	992,351
Bank Leumi Le-Israel BM (a)	264,903	904,964
Bezeq The Israeli Telecommunication Corp. Ltd.	386,409	685,418
Delek Group Ltd.	1,219	305,762
Israel Chemicals Ltd.	90,372	650,243
The Israel Corp. Ltd. (a)	641	303,387
Mizrahi Tefahot Bank Ltd. (a)	35,985	376,597
NICE Systems Ltd.	12,039	608,853
Teva Pharmaceutical Industries Ltd.	180,410	10,341,973

		15,169,548

Italy — 2.1%
Assicurazioni Generali SpA	245,837	5,047,732
Atlantia SpA	87,994	2,045,152
Banca Monte dei Paschi di Siena SpA (a)	973,823	554,759
Banco Popolare SC (a)	72,344	870,424
Enel Green Power SpA	350,190	733,704
Enel SpA	1,385,841	6,177,407
Eni SpA	535,597	9,381,773
Exor SpA	21,875	897,570
Finmeccanica SpA (a)	85,824	797,719
Intesa Sanpaolo SpA	2,624,944	7,538,362
Luxottica Group SpA	36,122	1,980,166
Mediobanca SpA	120,458	978,784
Pirelli & C SpA	47,542	641,218
Prysmian SpA	44,113	803,904
Saipem SpA (a)	50,972	534,322
Snam SpA	431,627	2,136,217
Telecom Italia SpA (a)	2,139,354	2,281,592
Telecom Italia SpA, Non-Convertible Savings Shares	1,286,225	1,075,341
Tenaris SA	102,746	1,552,579
Terna — Rete Elettrica Nazionale SpA	329,575	1,496,985
UniCredit SpA	925,845	5,930,604
Unione di Banche Italiane SCpA	174,377	1,247,189
UnipolSai SpA	211,988	570,747

		55,274,250

Japan — 20.6%
ABC-Mart, Inc.	4,700	227,425
Acom Co. Ltd. (a)	116,300	355,046
Advantest Corp.	32,000	396,619
Aeon Co. Ltd.	142,700	1,434,062
AEON Financial Service Co. Ltd.	26,100	515,499
Aeon Mall Co. Ltd.	21,850	387,203
Air Water, Inc.	36,000	570,219
Aisin Seiki Co. Ltd.	40,300	1,447,915
Ajinomoto Co., Inc.	113,000	2,103,708
Alfresa Holdings Corp.	26,300	317,597
Amada Co. Ltd.	68,600	587,819
ANA Holdings, Inc.	244,000	603,322
Aozora Bank Ltd.	231,000	715,070
Asahi Glass Co. Ltd.	218,100	1,061,749
Asahi Group Holdings Ltd.	77,300	2,391,454
Asahi Kasei Corp.	268,000	2,444,810
Asics Corp.	32,000	770,409
Astellas Pharma, Inc.	452,000	6,292,790
The Bank of Kyoto Ltd.	69,000	576,814
The Bank of Yokohama Ltd.	245,000	1,330,665

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014	53

Schedule of Investments (continued)	Master International Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Benesse Holdings, Inc.	15,300	$453,996
Bridgestone Corp.	137,000	4,751,424
Brother Industries Ltd.	47,100	853,798
Calbee, Inc.	15,700	540,814
Canon, Inc.	238,700	7,586,780
Casio Computer Co. Ltd.	33,900	518,580
Central Japan Railway Co.	30,400	4,556,238
The Chiba Bank Ltd.	170,000	1,113,993
Chiyoda Corp.	29,000	240,265
Chubu Electric Power Co., Inc. (a)	140,500	1,651,019
Chugai Pharmaceutical Co. Ltd.	47,100	1,156,461
The Chugoku Bank Ltd.	31,900	434,827
The Chugoku Electric Power Co., Inc.	71,400	933,518
Citizen Holdings Co. Ltd.	53,500	411,651
COLOPL, Inc.	12,900	289,892
Credit Saison Co. Ltd.	29,600	550,453
Dai Nippon Printing Co. Ltd.	128,000	1,152,837
The Dai-ichi Life Insurance Co. Ltd.	227,000	3,445,824
Daicel Corp.	58,000	677,468
Daihatsu Motor Co. Ltd.	44,100	575,983
Daiichi Sankyo Co. Ltd.	136,800	1,912,840
Daikin Industries Ltd.	49,400	3,167,727
Daito Trust Construction Co. Ltd.	14,500	1,644,848
Daiwa House Industry Co. Ltd.	118,700	2,242,389
Daiwa Securities Group, Inc.	350,000	2,740,548
Denso Corp.	102,400	4,772,640
Dentsu, Inc.	43,213	1,816,736
Don Quijote Co. Ltd.	11,800	811,214
East Japan Railway Co.	70,449	5,309,801
Eisai Co. Ltd.	54,100	2,092,217
Electric Power Development Co. Ltd.	24,500	827,878
FamilyMart Co. Ltd.	14,700	553,658
FANUC Corp.	40,300	6,644,675
Fast Retailing Co. Ltd.	11,200	4,075,625
Fuji Electric Co. Ltd.	132,800	529,458
Fuji Heavy Industries Ltd.	123,600	4,373,706
FUJIFILM Holdings Corp.	97,500	2,975,070
Fujitsu Ltd.	396,000	2,111,340
Fukuoka Financial Group, Inc.	154,000	793,942
GungHo Online Entertainment, Inc. (b)	89,400	323,682
The Gunma Bank Ltd.	93,000	603,524
The Hachijuni Bank Ltd.	71,000	456,075
Hakuhodo DY Holdings, Inc.	50,500	483,282
Hamamatsu Photonics KK	15,000	714,045
Hankyu Hanshin Holdings, Inc.	229,000	1,228,378
Hikari Tsushin, Inc.	4,700	285,875
Hino Motors Ltd.	53,300	701,604
Hirose Electric Co. Ltd.	7,100	823,763
The Hiroshima Bank Ltd.	112,000	533,077
Hisamitsu Pharmaceutical Co., Inc.	12,100	381,547
Hitachi Chemical Co. Ltd.	21,700	383,370
Hitachi Construction Machinery Co. Ltd.	21,500	454,578
Hitachi High-Technologies Corp.	14,600	419,410
Hitachi Ltd.	1,018,000	7,513,616
Hitachi Metals Ltd.	51,000	866,535
Hokuhoku Financial Group, Inc.	226,000	455,737
Hokuriku Electric Power Co.	43,200	551,682
Honda Motor Co. Ltd.	343,200	10,068,896
Hoya Corp.	89,600	3,030,704
Hulic Co. Ltd.	50,600	505,857
Ibiden Co. Ltd.	28,100	414,928
Idemitsu Kosan Co. Ltd.	22,100	364,944
IHI Corp.	293,000	1,483,886
Iida Group Holdings Co. Ltd.	32,600	397,118
Inpex Corp.	188,400	2,097,450
Isetan Mitsukoshi Holdings Ltd.	73,805	913,277
Isuzu Motors Ltd.	129,400	1,576,132

Common Stocks	Shares	Value
Japan (continued)
ITOCHU Corp.	317,000	$3,384,005
Itochu Techno-Solutions Corp.	4,800	169,365
The Iyo Bank Ltd.	52,600	569,697
J. Front Retailing Co. Ltd.	45,800	530,455
Japan Airlines Co. Ltd.	25,180	746,563
Japan Display, Inc. (a)	101,000	308,251
Japan Exchange Group, Inc.	50,600	1,179,545
Japan Prime Realty Investment Corp.	164	570,630
Japan Real Estate Investment Corp.	258	1,243,115
Japan Retail Fund Investment Corp.	521	1,101,020
Japan Tobacco, Inc.	231,600	6,374,273
JFE Holdings, Inc.	104,400	2,328,212
JGC Corp.	41,000	844,059
The Joyo Bank Ltd.	125,000	618,986
JSR Corp.	31,000	532,093
JTEKT Corp.	47,500	799,415
JX Holdings, Inc.	448,660	1,746,008
Kajima Corp.	175,800	722,948
Kakaku.com, Inc.	36,400	520,764
Kamigumi Co. Ltd.	60,000	534,469
Kaneka Corp.	53,000	283,986
The Kansai Electric Power Co., Inc. (a)	140,600	1,337,541
Kansai Paint Co. Ltd.	50,000	774,598
Kao Corp.	108,600	4,282,590
Kawasaki Heavy Industries Ltd.	314,000	1,427,928
KDDI Corp.	122,800	7,714,793
Keihan Electric Railway Co. Ltd.	110,000	588,639
Keikyu Corp.	97,000	717,682
Keio Corp.	123,000	884,810
Keisei Electric Railway Co. Ltd.	62,000	753,887
Keyence Corp.	9,592	4,274,144
Kikkoman Corp.	33,000	808,798
Kintetsu Corp.	413,000	1,357,905
Kirin Holdings Co. Ltd.	174,400	2,167,075
Kobe Steel Ltd.	668,000	1,150,629
Koito Manufacturing Co. Ltd.	19,800	605,717
Komatsu Ltd.	196,600	4,346,419
Konami Corp.	20,700	379,501
Konica Minolta, Inc.	105,900	1,153,888
Kubota Corp.	237,000	3,440,000
Kuraray Co. Ltd.	73,000	829,411
Kurita Water Industries Ltd.	25,700	535,899
Kyocera Corp.	67,600	3,093,348
Kyowa Hakko Kirin Co. Ltd.	52,000	489,663
Kyushu Electric Power Co., Inc. (a)	94,000	941,429
Lawson, Inc.	13,900	839,951
LIXIL Group Corp.	53,200	1,119,634
M3, Inc.	36,600	612,391
Mabuchi Motor Co. Ltd.	10,000	396,924
Makita Corp.	26,600	1,198,648
Marubeni Corp.	329,800	1,973,316
Marui Group Co. Ltd.	58,700	529,456
Maruichi Steel Tube Ltd.	14,000	297,966
Mazda Motor Corp.	113,680	2,730,090
McDonald’s Holdings Co. Japan Ltd. (b)	15,400	337,071
Medipal Holdings Corp.	32,000	373,750
Meiji Holdings Co. Ltd.	11,393	1,036,526
Minebea Co., Ltd.	74,000	1,092,824
Miraca Holdings, Inc.	14,700	632,377
Mitsubishi Chemical Holdings Corp.	296,900	1,440,111
Mitsubishi Corp.	290,600	5,318,014
Mitsubishi Electric Corp.	407,000	4,834,366
Mitsubishi Estate Co. Ltd.	263,000	5,541,637
Mitsubishi Gas Chemical Co., Inc.	64,000	321,209
Mitsubishi Heavy Industries Ltd.	639,200	3,527,480
Mitsubishi Logistics Corp.	25,000	363,596
Mitsubishi Materials Corp.	235,000	779,594

See Notes to Financial Statements.

54	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014

Schedule of Investments (continued)	Master International Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Mitsubishi Motors Corp.	141,100	$1,289,014
Mitsubishi Tanabe Pharma Corp.	44,700	655,240
Mitsubishi UFJ Financial Group, Inc.	2,684,774	14,750,751
Mitsubishi UFJ Lease & Finance Co., Ltd.	99,100	466,050
Mitsui & Co. Ltd.	359,300	4,812,152
Mitsui Chemicals, Inc.	207,000	586,302
Mitsui Fudosan Co. Ltd.	198,000	5,309,477
Mitsui OSK Lines Ltd.	197,000	583,660
Mixi, Inc.	8,900	328,144
Mizuho Financial Group, Inc.	4,858,664	8,144,588
MS&AD Insurance Group Holdings, Inc.	106,870	2,532,628
Murata Manufacturing Co. Ltd.	42,700	4,659,463
Nabtesco Corp.	23,400	565,546
Nagoya Railroad Co. Ltd.	180,000	670,180
Namco Bandai Holdings, Inc.	41,200	872,257
NEC Corp.	520,000	1,511,120
Nexon Co. Ltd.	27,400	255,426
NGK Insulators Ltd.	52,000	1,065,911
NGK Spark Plug Co. Ltd.	33,500	1,017,912
NH Foods Ltd.	35,000	765,740
NHK Spring Co. Ltd.	41,900	364,587
Nidec Corp.	45,800	2,958,023
Nikon Corp.	73,600	977,916
Nintendo Co. Ltd.	22,400	2,337,610
Nippon Building Fund, Inc.	311	1,561,254
Nippon Electric Glass Co. Ltd.	72,500	326,234
Nippon Express Co. Ltd.	175,000	886,861
Nippon Paint Co. Ltd.	36,000	1,043,208
Nippon Prologis REIT, Inc.	336	729,541
Nippon Steel & Sumitomo Metal	1,600,265	3,969,668
Nippon Telegraph & Telephone Corp.	78,976	4,034,299
Nippon Yusen KK	293,000	827,580
Nissan Motor Co. Ltd.	523,500	4,565,845
Nisshin Seifun Group, Inc.	53,240	515,415
Nissin Foods Holdings Co. Ltd.	12,600	600,555
Nitori Holdings Co. Ltd.	15,000	805,927
Nitto Denko Corp.	33,810	1,889,151
NOK Corp.	23,500	598,157
Nomura Holdings, Inc.	764,600	4,326,898
Nomura Real Estate Holdings, Inc.	30,600	523,642
Nomura Research Institute Ltd.	20,500	626,996
NSK Ltd.	99,000	1,168,867
NTT Data Corp.	28,900	1,076,664
NTT DoCoMo, Inc.	321,700	4,684,932
NTT Urban Development Corp.	24,600	247,737
Obayashi Corp.	133,000	857,344
Odakyu Electric Railway Co. Ltd.	118,000	1,045,258
Oji Holdings Corp.	170,000	608,241
Olympus Corp. (a)	51,500	1,804,062
Omron Corp.	40,800	1,825,207
Ono Pharmaceutical Co. Ltd.	17,400	1,540,518
Oracle Corp. Japan	10,100	411,537
Oriental Land Co. Ltd.	10,000	2,306,139
ORIX Corp.	278,700	3,506,824
Osaka Gas Co. Ltd.	375,000	1,400,606
Otsuka Corp.	10,500	332,938
Otsuka Holdings Co. Ltd.	82,500	2,473,450
Panasonic Corp.	464,800	5,474,616
Park24 Co. Ltd.	26,000	382,755
Rakuten, Inc.	169,400	2,355,644
Recruit Holdings Co. Ltd.	28,700	824,244
Resona Holdings, Inc.	466,956	2,358,829
Ricoh Co. Ltd.	141,400	1,429,420
Rinnai Corp.	6,600	443,468
Rohm Co. Ltd.	21,900	1,319,546
Sankyo Co. Ltd.	11,200	384,203
Sanrio Co. Ltd. (b)	13,000	321,199

Common Stocks	Shares	Value
Japan (continued)
Santen Pharmaceutical Co. Ltd.	17,000	$915,191
SBI Holdings, Inc.	48,340	528,145
Secom Co. Ltd.	44,300	2,545,239
Sega Sammy Holdings, Inc.	43,932	562,073
Seibu Holdings, Inc.	23,900	487,270
Seiko Epson Corp.	27,300	1,142,346
Sekisui Chemical Co. Ltd.	91,000	1,094,818
Sekisui House Ltd.	121,000	1,592,115
Seven & I Holdings Co. Ltd.	158,600	5,705,055
Seven Bank Ltd.	108,100	453,748
Sharp Corp. (a)	332,000	734,482
Shikoku Electric Power Co., Inc. (a)	43,600	528,854
Shimadzu Corp.	44,000	447,567
Shimamura Co. Ltd.	4,400	379,706
Shimano, Inc.	16,700	2,163,010
Shimizu Corp.	118,000	801,465
Shin-Etsu Chemical Co. Ltd.	86,400	5,624,616
Shinsei Bank Ltd.	341,000	593,482
Shionogi & Co. Ltd.	64,800	1,674,162
Shiseido Co. Ltd.	71,900	1,008,355
The Shizuoka Bank Ltd.	106,000	969,297
Showa Shell Sekiyu KK	48,300	475,777
SMC Corp.	11,600	3,041,798
Softbank Corp.	202,200	12,035,601
Sompo Japan Nipponkoa Holdings Inc.	66,375	1,669,178
Sony Corp. (a)	220,800	4,506,363
Sony Financial Holdings, Inc.	34,800	512,434
Stanley Electric Co. Ltd.	28,800	621,891
Sumitomo Chemical Co. Ltd.	298,000	1,173,144
Sumitomo Corp.	224,800	2,308,849
Sumitomo Dainippon Pharma Co. Ltd.	33,200	321,505
Sumitomo Electric Industries Ltd.	161,100	2,012,022
Sumitomo Heavy Industries Ltd.	124,000	666,994
Sumitomo Metal Mining Co. Ltd.	105,000	1,566,062
Sumitomo Mitsui Financial Group, Inc.	267,950	9,687,116
Sumitomo Mitsui Trust Holdings, Inc.	698,820	2,676,681
Sumitomo Realty & Development Co. Ltd.	75,000	2,555,186
Sumitomo Rubber Industries Ltd.	34,200	508,419
Suntory Beverage & Food Ltd.	27,800	960,470
Suruga Bank Ltd.	39,800	731,404
Suzuken Co. Ltd.	15,000	414,351
Suzuki Motor Corp.	77,000	2,307,485
Sysmex Corp.	30,600	1,358,104
T&D Holdings, Inc.	115,700	1,386,994
Taiheiyo Cement Corp.	252,000	790,619
Taisei Corp.	217,000	1,230,826
Taisho Pharmaceutical Holdings Co. Ltd.	7,100	433,813
Taiyo Nippon Sanso Corp.	28,000	308,241
Takashimaya Co. Ltd.	58,000	463,112
Takeda Pharmaceutical Co. Ltd.	166,300	6,884,451
TDK Corp.	24,600	1,448,827
Teijin Ltd.	166,000	441,211
Terumo Corp.	66,900	1,518,379
THK Co. Ltd.	26,200	629,636
Tobu Railway Co. Ltd.	236,000	1,009,169
Toho Co. Ltd.	22,700	515,052
Toho Gas Co. Ltd.	82,000	401,174
Tohoku Electric Power Co., Inc.	102,000	1,186,920
Tokio Marine Holdings, Inc.	145,800	4,735,246
The Tokyo Electric Power Co., Inc. (a)	269,900	1,097,768
Tokyo Electron Ltd.	34,300	2,600,976
Tokyo Gas Co. Ltd.	464,000	2,503,587
Tokyo Tatemono Co. Ltd.	88,000	640,431
Tokyu Corp.	227,000	1,406,599
Tokyu Fudosan Holdings Corp.	96,000	666,077
TonenGeneral Sekiyu KK	52,000	443,903
Toppan Printing Co. Ltd.	102,000	662,739

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014	55

Schedule of Investments (continued)	Master International Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
Toray Industries, Inc.	293,700	$2,346,657
Toshiba Corp.	848,000	3,576,269
Toto Ltd.	54,000	628,166
Toyo Seikan Kaisha Ltd.	32,800	407,426
Toyo Suisan Kaisha Ltd.	19,900	640,757
Toyoda Gosei Co. Ltd.	17,900	360,045
Toyota Industries Corp.	32,500	1,665,681
Toyota Motor Corp.	575,700	35,876,095
Toyota Tsusho Corp.	44,700	1,038,377
Trend Micro, Inc.	24,700	682,541
Unicharm Corp.	74,400	1,783,300
United Urban Investment Corp.	589	927,158
USS Co. Ltd.	48,800	749,797
West Japan Railway Co.	32,900	1,555,453
Yahoo! Japan Corp.	321,800	1,153,307
Yakult Honsha Co. Ltd.	19,000	1,002,914
Yamada Denki Co. Ltd.	192,800	646,867
Yamaguchi Financial Group, Inc.	42,000	431,640
Yamaha Corp.	33,500	493,786
Yamaha Motor Co. Ltd.	53,700	1,074,392
Yamato Holdings Co. Ltd.	79,200	1,568,293
Yamato Kogyo Co. Ltd.	6,400	178,999
Yamazaki Baking Co. Ltd.	29,000	357,838
Yaskawa Electric Corp.	51,200	653,984
Yokogawa Electric Corp.	46,100	505,857
The Yokohama Rubber Co. Ltd.	47,000	427,950

		550,412,689

Luxembourg — 0.1%
Altice SA (a)	18,049	1,425,291
RTL Group SA	8,978	856,107

		2,281,398

Netherlands — 4.4%
Aegon NV	384,035	2,886,395
Akzo Nobel NV	51,083	3,534,434
ASML Holding NV	75,271	8,132,842
CNH Industrial NV	189,226	1,531,799
Corio NV	15,985	782,815
Delta Lloyd NV	44,127	970,368
Gemalto NV (b)	15,823	1,295,072
Heineken Holding NV	22,349	1,399,081
Heineken NV	48,509	3,444,512
ING Groep NV CVA (a)	812,182	10,493,114
Koninklijke Ahold NV	188,301	3,346,647
Koninklijke Boskalis Westminster NV	18,803	1,028,620
Koninklijke DSM NV	36,506	2,226,610
Koninklijke KPN NV	681,737	2,152,481
Koninklijke Philips Electronics NV	201,414	5,838,188
Koninklijke Vopak NV	15,223	789,799
NN Group NV (a)	23,995	716,334
OCI NV (a)	16,586	576,692
QIAGEN NV (a)	48,737	1,135,234
Randstad Holding NV	25,914	1,246,888
Reed Elsevier NV	147,260	3,516,659
Royal Dutch Shell PLC, A Shares	830,101	27,702,867
Royal Dutch Shell PLC, Class B	513,802	17,752,404
TNT Express NV	95,298	635,295
Unilever NV CVA	342,967	13,416,082
Wolters Kluwer NV	64,923	1,981,138

		118,532,370

New Zealand — 0.2%
Auckland International Airport Ltd.	211,147	694,753
Contact Energy Ltd.	102,592	509,489
Fletcher Building Ltd.	146,940	946,702
Meridian Energy, Ltd.	302,548	413,309

Common Stocks	Shares	Value
New Zealand (concluded)
Mighty River Power, Ltd.	166,224	$385,502
Ryman Healthcare Ltd.	68,729	455,900
Telecom Corp. of New Zealand Ltd.	365,242	885,406

		4,291,061

Norway — 0.6%
DnB NOR ASA	205,756	3,035,029
Gjensidige Forsikring ASA	42,157	687,892
Norsk Hydro ASA	268,629	1,513,197
Orkla ASA	181,380	1,234,738
Seadrill Ltd.	80,974	936,882
Statoil ASA	234,967	4,137,025
Subsea 7 SA	67,352	689,206
Telenor ASA	158,058	3,197,294
Yara International ASA	38,972	1,735,517

		17,166,780

Portugal — 0.1%
Banco Comercial Portugues SA (a)	7,943,508	623,322
EDP — Energias de Portugal SA	495,328	1,920,704
Galp Energia SGPS SA	74,194	753,440
Jeronimo Martins SGPS SA	56,235	563,496

		3,860,962

Singapore — 1.5%
Ascendas Real Estate Investment Trust	443,962	796,358
CapitaCommercial Trust	376,000	496,415
CapitaLand Ltd.	539,749	1,342,004
CapitaMall Trust	523,700	804,074
City Developments Ltd.	96,535	744,771
ComfortDelGro Corp. Ltd.	461,816	903,737
DBS Group Holdings Ltd.	363,407	5,626,023
Genting Singapore PLC	1,306,227	1,059,078
Global Logistic Properties Ltd.	697,000	1,299,488
Golden Agri-Resources Ltd.	1,223,251	423,365
Hutchison Port Holdings Trust	1,171,000	804,780
Jardine Cycle & Carriage Ltd.	24,721	792,001
Keppel Corp. Ltd.	290,577	1,936,805
Keppel Land Ltd.	198,000	510,072
Noble Group Ltd.	994,840	848,735
Oversea-Chinese Banking Corp. Ltd. (b)	610,898	4,806,530
SembCorp Industries Ltd.	206,590	691,874
SembCorp Marine Ltd. (b)	220,197	540,295
Singapore Airlines Ltd.	104,009	907,317
Singapore Exchange Ltd.	186,000	1,093,515
Singapore Press Holdings Ltd.	99,985	317,399
Singapore Technologies Engineering Ltd.	360,213	922,000
Singapore Telecommunications Ltd.	1,678,132	4,925,826
StarHub Ltd.	121,157	378,538
Suntec Real Estate Investment Trust	500,000	739,657
United Overseas Bank Ltd.	272,147	5,022,213
UOL Group Ltd.	94,499	494,020
Wilmar International Ltd.	421,670	1,027,456
Yangzijiang Shipbuilding Holdings Ltd.	427,183	387,119

		40,641,465

Spain — 3.4%
Abertis Infraestructuras SA	86,237	1,710,062
ACS Actividades de Construccion y Servicios SA	40,227	1,402,114
Amadeus IT Holding SA, Class A	89,522	3,565,422
Banco Bilbao Vizcaya Argentaria SA	1,249,807	11,803,680
Banco de Sabadell SA	733,010	1,939,516
Banco Popular Espanol SA	383,725	1,912,804
Banco Santander SA	2,602,057	21,839,361
Bankia SA (a)	1,045,214	1,551,021
Bankinter SA	154,899	1,244,414
CaixaBank SA	482,319	2,527,283
Distribuidora Internacional de Alimentacion SA	143,344	971,310

See Notes to Financial Statements.

56	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014

Schedule of Investments (continued)	Master International Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Spain (concluded)
Enagas SA	13,781	$434,667
Ferrovial SA	94,291	1,863,960
Gas Natural SDG SA	75,895	1,906,527
Grifols SA	32,498	1,296,785
Iberdrola SA	1,085,942	7,320,057
Inditex SA	230,294	6,569,225
International Consolidated Airlines Group SA (a)	223,500	1,664,910
Mapfre SA	208,345	704,202
Red Electrica Corp. SA	7,322	645,444
Repsol SA	216,790	4,058,488
Telefonica SA	886,989	12,734,962
Zardoya Otis SA	47,968	531,947

		90,198,161

Sweden — 3.0%
Alfa Laval AB	64,188	1,213,782
Assa Abloy AB, Class B	70,341	3,715,163
Atlas Copco AB, Class A	141,381	3,934,017
Atlas Copco AB, Class B	83,214	2,130,096
Boliden AB	60,183	962,013
Electrolux AB, Class B	52,732	1,540,787
Elekta AB, B Shares	77,103	788,284
Getinge AB, Class B	43,965	1,001,187
Hennes & Mauritz AB, Class B	199,894	8,304,598
Hexagon AB, Class B	55,259	1,704,714
Husqvarna AB, Class B	80,578	592,286
ICA Gruppen AB	16,112	627,374
Industrivarden AB, Class C	41,350	717,760
Investment AB Kinnevik, Class B	49,364	1,605,279
Investor AB, Class B	95,898	3,486,641
Lundin Petroleum AB (a)	45,190	646,685
Millicom International Cellular SA	13,872	1,027,848
Nordea Bank AB	639,505	7,402,772
Sandvik AB	226,244	2,199,788
Securitas AB, Class B	65,801	796,040
Skandinaviska Enskilda Banken AB, Class A	319,812	4,061,150
Skanska AB, Class B	82,272	1,766,412
SKF AB, Class B	79,130	1,666,915
Svenska Cellulosa AB, B Shares	123,720	2,667,242
Svenska Handelsbanken AB, Class A	105,089	4,916,887
Swedbank AB, Class A	190,665	4,730,575
Swedish Match AB	40,538	1,270,239
Tele2 AB, Class B	68,811	833,830
Telefonaktiebolaget LM Ericsson, Class B	640,733	7,758,063
TeliaSonera AB	501,409	3,223,741
Volvo AB, Class B	323,081	3,483,940

		80,776,108

Switzerland — 9.6%
ABB Ltd., Registered Shares (a)	462,977	9,795,731
Actelion Ltd., Registered Shares (a)	21,672	2,494,903
Adecco SA, Registered Shares (a)	35,956	2,471,589
Aryzta AG (a)	19,184	1,474,281
Baloise Holding AG, Registered Shares	9,727	1,243,223
Barry Callebaut AG, Registered Shares (a)	423	433,671
Cie Financiere Richemont SA, Registered Shares	109,902	9,743,758
Coca-Cola HBC AG (a)	38,764	738,047
Credit Suisse Group AG, Registered Shares (a)	321,453	8,075,299
EMS-Chemie Holding AG, Registered Shares	1,697	686,985
Geberit AG, Registered Shares	7,959	2,692,551
Givaudan SA, Registered Shares (a)	1,945	3,489,051
Glencore PLC (a)	2,235,234	10,317,456
Holcim Ltd., Registered Shares (a)	48,206	3,445,964
Julius Baer Group Ltd. (a)	47,696	2,177,704
Kuehne & Nagel International AG, Registered Shares	11,799	1,602,722
Lindt & Spruengli AG	190	939,449
Lindt & Spruengli AG, Registered Shares	21	1,211,738

Common Stocks	Shares	Value
Switzerland (concluded)
Lonza Group AG, Registered Shares (a)	10,897	$1,226,911
Nestle SA, Registered Shares	678,946	49,495,832
Novartis AG, Registered Shares	484,296	44,915,295
Pargesa Holding SA, Bearer Shares	7,471	576,506
Partners Group Holding AG	3,735	1,086,650
Roche Holding AG	147,917	40,076,956
Schindler Holding AG, Participation Certificates	9,093	1,312,703
Schindler Holding AG, Registered Shares	4,420	633,969
SGS SA, Registered Shares	1,158	2,364,601
Sika AG — Bearer Shares	466	1,374,671
Sonova Holding AG, Registered Shares	10,735	1,577,084
STMicroelectronics NV	145,524	1,085,833
Sulzer AG, Registered Shares	4,287	458,585
The Swatch Group AG, Bearer Shares	6,494	2,885,000
The Swatch Group AG, Registered Shares	11,193	968,214
Swiss Life Holding AG, Registered Shares (a)	7,012	1,657,298
Swiss Prime Site AG, Registered Shares (a)	11,481	843,002
Swiss Re AG (a)	74,146	6,211,334
Swisscom AG, Registered Shares	4,908	2,575,410
Syngenta AG, Registered Shares	19,569	6,294,518
Transocean Ltd.	79,185	1,453,035
UBS Group AG (a)	768,875	13,216,731
Zurich Insurance Group AG (a)	31,463	9,832,260

		255,156,520

United Kingdom — 18.0%
3i Group PLC	196,723	1,371,705
Aberdeen Asset Management PLC	186,347	1,245,162
Admiral Group PLC	42,240	866,558
Aggreko PLC	52,256	1,218,609
AMEC PLC	79,944	1,055,801
Anglo American PLC	294,042	5,441,087
Antofagasta PLC	87,688	1,021,738
ARM Holdings PLC	295,706	4,542,748
Ashtead Group PLC	108,709	1,930,662
Associated British Foods PLC	75,006	3,666,973
AstraZeneca PLC	265,824	18,775,343
Aviva PLC	620,585	4,662,689
Babcock International Group PLC	55,593	910,739
BAE Systems PLC	664,495	4,859,580
Barclays PLC	3,457,464	12,997,754
BG Group PLC	718,112	9,609,560
BHP Billiton PLC	444,674	9,529,961
BP PLC	3,878,667	24,620,133
British American Tobacco PLC	392,447	21,267,074
British Land Co. PLC	204,257	2,463,065
British Sky Broadcasting Group PLC	217,381	3,033,839
BT Group PLC	1,713,792	10,659,890
Bunzl PLC	71,691	1,959,831
Burberry Group PLC	94,011	2,385,222
Capita PLC	140,353	2,353,395
Carnival PLC	39,920	1,804,312
Centrica PLC	1,056,640	4,576,766
Cobham PLC	242,454	1,217,133
Compass Group PLC	353,188	6,037,005
Croda International PLC	28,719	1,185,360
Diageo PLC	528,937	15,152,493
Direct Line Insurance Group PLC	302,089	1,366,527
Dixons Carphone PLC	198,238	1,428,696
easyJet PLC	32,924	852,043
Fiat Chrysler Automobiles NV	185,090	2,150,694
Fresnillo PLC	50,551	600,795
Friends Life Group Ltd.	306,280	1,739,434
G4S PLC	313,579	1,352,662
GKN PLC	353,070	1,879,299
GlaxoSmithKline PLC	1,021,015	21,904,446
Hammerson PLC	170,614	1,597,786

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014	57

Schedule of Investments (continued)	Master International Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (continued)
Hargreaves Lansdown PLC	47,725	$746,748
HSBC Holdings PLC	4,031,669	38,098,308
ICAP PLC	124,022	868,424
IMI PLC	58,145	1,137,546
Imperial Tobacco Group PLC	201,505	8,870,150
Inmarsat PLC	91,023	1,128,637
InterContinental Hotels Group PLC	50,547	2,033,827
Intertek Group PLC	33,323	1,206,026
Intu Properties PLC	197,682	1,022,004
Investec PLC	118,620	993,831
ITV PLC	806,430	2,690,021
J. Sainsbury PLC	271,116	1,035,307
Johnson Matthey PLC	43,555	2,291,463
Kingfisher PLC	500,602	2,646,251
Land Securities Group PLC	166,402	2,991,181
Legal & General Group PLC	1,250,142	4,826,982
Lloyds Banking Group PLC (a)	12,021,558	14,140,467
London Stock Exchange Group PLC	47,431	1,632,053
Marks & Spencer Group PLC	344,380	2,549,925
Meggitt PLC	164,824	1,325,884
Melrose Industries PLC	214,081	886,178
Merlin Entertainments PLC (c)	105,886	655,185
National Grid PLC	793,971	11,265,883
Next PLC	32,292	3,424,789
Old Mutual PLC	1,032,829	3,043,917
Pearson PLC	172,589	3,187,397
Persimmon PLC (a)	66,765	1,630,661
Petrofac Ltd.	53,021	577,608
Prudential PLC	540,334	12,492,238
Randgold Resources Ltd.	18,155	1,232,544
Reckitt Benckiser Group PLC	136,825	11,081,995
Reed Elsevier PLC	240,482	4,107,909
Rexam PLC	140,636	990,076
Rio Tinto PLC	267,904	12,349,587
Rolls-Royce Holdings PLC (a)	397,160	5,335,386
Royal Bank of Scotland Group PLC (a)	532,341	3,238,863
Royal Mail PLC	125,421	835,799
RSA Insurance Group PLC (a)	221,639	1,496,388
SABMiller PLC	203,617	10,614,787
The Sage Group PLC	218,202	1,575,982
Schroders PLC	26,579	1,104,684
Segro PLC	148,283	849,465
Severn Trent PLC	52,237	1,629,233
Smith & Nephew PLC	188,000	3,390,117
Smiths Group PLC	86,720	1,474,597
Sports Direct International PLC (a)	59,623	655,895
SSE PLC	205,282	5,186,878
Standard Chartered PLC	520,061	7,777,978

Common Stocks	Shares	Value
United Kingdom (concluded)
Standard Life PLC (a)	503,480	$3,118,700
Tate & Lyle PLC	93,359	874,724
Tesco PLC	1,710,206	4,986,448
Travis Perkins PLC	54,510	1,569,018
Tullow Oil PLC	185,939	1,198,256
Unilever PLC	270,219	10,978,505
United Utilities Group PLC	145,922	2,072,664
Vodafone Group PLC	5,579,296	19,129,320
The Weir Group PLC	43,351	1,243,123
Whitbread PLC	38,208	2,827,628
William Hill PLC	190,301	1,069,319
WM Morrison Supermarkets PLC	433,596	1,237,163
Wolseley PLC	56,119	3,208,425
WPP PLC	277,388	5,767,358

		480,902,274

Total Common Stocks — 97.5%		2,603,542,467

Rights

Spain — 0.0%
Banco Bilbao Vizcaya Argentaria SA
(Expires 01/07/15) (a)	1,249,807	119,474
Repsol SA
(Expires 01/08/15) (a)	216,790	119,884

Total Rights — 0.0%		239,358

Total Long-Term Investments
(Cost — $2,456,264,285) — 97.5%		2,603,781,825

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional
Class, 0.04% (d)(e)	3,872,785	3,872,785

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market
Series, 0.20% (d)(e)(f)	$4,107	4,107,347

Total Short-Term Securities
(Cost — $7,980,132) — 0.3%		7,980,132

Total Investments (Cost — $2,464,244,417) — 97.8%		2,611,761,957
Other Assets Less Liabilities — 2.2%		58,599,282

Net Assets — 100.0%		$2,670,361,239

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Represents the current yield as of report date.
(e)	During the year ended December 31, 2014 investments in issuers considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity		Shares/Beneficial Interest Held at December 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	587,542	3,285,243	[1]	3,872,785	$10,577
BlackRock Liquidity Series, LLC, Money Market Series	528,856	3,578,491	[1]	4,107,347	$81,222

[1]	Represents net shares/beneficial interest purchased.

See Notes to Financial Statements.

58	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014

Schedule of Investments (continued)	Master International Index Series

(f)	Security was purchased with the cash collateral from loaned securities. The Series may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Purchased	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
86	SPI 200 Index	Australian Securities Exchange	March 2015	USD	$9,448,563	$365,339
200	FTSE 100 Index	Euronext Life	March 2015	USD	$20,331,951	899,087
242	Nikkei 225 Index	Singapore Exchange	March 2015	USD	$17,557,021	(407,203)
598	Euro Stoxx 50 Index	Eurex Mercantile	March 2015	USD	$22,670,702	803,476

Total						$1,660,699

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Series has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Series’ policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Series’ policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014 the following tables summarize the Series’ investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$2,603,529	$191,485,323	$9	$194,088,861
Austria	—	5,193,384	—	5,193,384
Belgium	—	33,739,188	—	33,739,188
Denmark	386,157	39,230,170	—	39,616,327
Finland	617,181	22,752,140	—	23,369,321
France	5,413,214	246,037,740	—	251,450,954
Germany	661,215	237,744,828	—	238,406,043
Hong Kong	5,254,967	75,710,288	—	80,965,255
Ireland	315,940	21,733,608	—	22,049,548
Israel	—	15,169,548	—	15,169,548
Italy	—	55,274,250	—	55,274,250
Japan	824,244	549,588,445	—	550,412,689
Luxembourg	1,425,291	856,107	—	2,281,398
Netherlands	—	118,532,370	—	118,532,370
New Zealand	—	4,291,061	—	4,291,061
Norway	—	17,166,780	—	17,166,780
Portugal	—	3,860,962	—	3,860,962
Singapore	—	40,641,465	—	40,641,465
Spain	—	90,198,161	—	90,198,161
Sweden	788,284	79,987,824	—	80,776,108
Switzerland	15,661,916	239,494,604	—	255,156,520
United Kingdom	1,428,696	479,473,578	—	480,902,274
Rights	239,358	—	—	239,358
Short-Term Securities	3,872,785	4,107,347	—	7,980,132

Total	$39,492,777	$2,572,269,171	$9	$2,611,761,957

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014	59

Schedule of Investments (concluded)	Master International Index Series

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$2,067,902	—	—	$2,067,902
Liabilities:
Equity contracts	$(407,203)	—	—	$(407,203)

Total	$1,660,699	—	—	$1,660,699

[1]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Series may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$200			$200
Cash pledged for financial futures contracts	3,900,000	—	—	3,900,000
Foreign currency at value	62,016,065	—	—	62,016,065
Liabilities:
Collateral on securities loaned at value	—	$(4,107,347)	—	(4,107,347)

Total	$65,916,265	$(4,107,347)	—	$61,808,918

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

60	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014

Schedule of Investments December 31, 2014	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Advertising Agencies — 0.3%
Constant Contact, Inc. (a)	12,168	$446,565
Harte-Hanks, Inc.	19,420	150,311
Marchex, Inc., Class B	12,646	58,045
Marin Software, Inc. (a)	9,969	84,338
Marketo, Inc. (a)	9,929	324,877
MDC Partners, Inc., Class A	16,580	376,698
National CineMedia, Inc.	23,849	342,710
QuinStreet, Inc. (a)	13,474	81,787
ReachLocal, Inc. (a)	5,647	19,426
Sizmek, Inc. (a)	8,669	54,268
TubeMogul, Inc. (a)(b)	1,269	28,616
Viad Corp.	8,016	213,706

		2,181,347

Aerospace — 1.4%
AAR Corp.	15,370	426,979
Aerovironment, Inc. (a)	7,408	201,868
Astronics Corp. (a)	7,303	403,929
Cubic Corp.	7,994	420,804
Curtiss-Wright Corp.	18,673	1,318,127
Ducommun, Inc. (a)	4,305	108,830
Erickson Air-Crane, Inc. (a)(b)	2,434	20,300
Esterline Technologies Corp. (a)	12,333	1,352,683
GenCorp, Inc. (a)	23,260	425,658
HEICO Corp.	25,787	1,557,535
Kaman Corp.	10,620	425,756
Kratos Defense & Security Solutions, Inc. (a)	17,347	87,082
LMI Aerospace, Inc. (a)	3,990	56,259
Moog, Inc., Class A (a)	16,053	1,188,404
Orbital Sciences Corp. (a)	23,499	631,888
SIFCO Industries, Inc.	989	28,829
Teledyne Technologies, Inc. (a)	14,568	1,496,716

		10,151,647

Agriculture, Fishing & Ranching — 0.5%
Alico, Inc.	1,143	57,184
The Andersons, Inc.	10,928	580,714
Cal-Maine Foods, Inc.	12,009	468,711
Calavo Growers, Inc.	5,561	263,035
Fresh Del Monte Produce, Inc.	13,929	467,318
Limoneira Co.	4,448	111,111
Sanderson Farms, Inc. (b)	8,952	752,192
Seaboard Corp. (a)	110	461,775

		3,162,040

Air Transport — 0.8%
Air Transport Services Group, Inc. (a)	20,327	173,999
Allegiant Travel Co.	5,340	802,762
Atlas Air Worldwide Holdings, Inc. (a)	9,791	482,696
Bristow Group, Inc.	13,776	906,323
Era Group, Inc. (a)	7,942	167,973
Hawaiian Holdings, Inc. (a)	17,459	454,807
JetBlue Airways Corp. (a)	96,376	1,528,523
PHI, Inc. (a)	4,887	182,774
Republic Airways Holdings, Inc. (a)	19,349	282,302
SkyWest, Inc.	19,809	263,064
Virgin America, Inc. (a)	5,928	256,386

		5,501,609

Alternative Energy — 0.2%
Abengoa Yield PLC	11,109	303,498
Ameresco, Inc., Class A (a)	7,754	54,278
Amyris, Inc. (a)(b)	10,883	22,419
EnerNOC, Inc. (a)	10,515	162,457
Green Plains Renewable Energy, Inc.	14,510	359,558
REX American Resources Corp. (a)	2,410	149,347
Solazyme, Inc. (a)(b)	28,929	74,637

Common Stocks	Shares	Value
Alternative Energy (concluded)
TerraForm Power, Inc., Class A	9,002	$277,982
Vivint Solar, Inc. (a)	7,766	71,602

		1,475,778

Aluminum — 0.1%
Century Aluminum Co. (a)	19,902	485,609
Kaiser Aluminum Corp.	6,979	498,510
Noranda Aluminum Holding Corp.	16,608	58,460

		1,042,579

Asset Management & Custodian — 0.6%
Arlington Asset Investment Corp.	8,623	229,458
Ashford, Inc. (a)	333	31,302
Calamos Asset Management, Inc., Class A	6,599	87,899
CIFC Corp.	2,412	19,947
Cohen & Steers, Inc.	7,495	315,390
Cowen Group, Inc., Class A (a)	44,815	215,112
Diamond Hill Investment Group, Inc.	1,095	151,154
Fifth Street Asset Management, Inc. (a)	1,919	26,770
Financial Engines, Inc.	19,971	729,940
GAMCO Investors, Inc., Class A	2,495	221,905
KCG Holdings, Inc., Class A (a)	17,517	204,073
Manning & Napier, Inc.	5,222	72,168
Medley Management, Inc.	2,216	32,575
OM Asset Management PLC (a)	9,609	156,050
Oppenheimer Holdings, Inc., Class A	3,950	91,838
Pzena Investment Management, Inc., Class A	4,229	40,006
RCS Capital Corp., Class A	3,838	46,977
Resource America, Inc., Class A	5,415	48,952
Silvercrest Asset Management Group, Inc., Class A	2,100	32,865
Virtus Investment Partners, Inc.	2,745	467,995
Westwood Holdings Group, Inc.	2,844	175,816
WisdomTree Investments, Inc.	41,804	655,278

		4,053,470

Auto Parts — 0.9%
American Axle & Manufacturing Holdings, Inc. (a)	26,307	594,275
Dana Holding Corp.	65,707	1,428,470
Dorman Products, Inc. (a)	10,474	505,580
Federal-Mogul Corp. (a)	11,167	179,677
Fox Factory Holding Corp. (a)	4,301	69,805
Fuel Systems Solutions, Inc. (a)	5,352	58,551
Gentherm, Inc. (a)	13,668	500,522
Meritor, Inc. (a)	37,983	575,442
Remy International, Inc.	12,294	257,191
Standard Motor Products, Inc.	7,665	292,190
Stoneridge, Inc. (a)	11,019	141,704
Superior Industries International, Inc.	9,071	179,515
Tenneco, Inc. (a)	23,621	1,337,185
Tower International, Inc. (a)	7,949	203,097

		6,323,204

Auto Services — 0.1%
Cooper Tire & Rubber Co.	22,534	780,803

Back Office Support, HR & Consulting — 1.8%
The Advisory Board Co. (a)	14,263	698,602
Angie’s List, Inc. (a)	17,323	107,922
Arrowhead Research Corp. (a)(b)	21,385	157,821
Barrett Business Services, Inc.	2,801	76,747
CBIZ, Inc. (a)	16,458	140,881
CDI Corp.	5,426	96,094
Convergys Corp.	39,584	806,326
The Corporate Executive Board Co.	13,166	954,930
Corporate Resource Services, Inc. (a)(b)	6,542	7,850
CRA International, Inc. (a)	3,770	114,306
Dice Holdings, Inc. (a)	15,091	151,061
ExlService Holdings, Inc. (a)	12,834	368,464
Forrester Research, Inc.	4,358	171,531

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014	61

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Back Office Support, HR & Consulting (concluded)
FTI Consulting, Inc. (a)	15,944	$615,917
GP Strategies Corp. (a)	5,154	174,875
The Hackett Group, Inc.	9,818	86,300
Heidrick & Struggles International, Inc.	7,034	162,134
Huron Consulting Group, Inc. (a)	9,195	628,846
ICF International, Inc. (a)	7,828	320,791
Insperity, Inc.	8,793	297,995
Kelly Services, Inc., Class A	10,600	180,412
Kforce, Inc.	9,596	231,552
Korn/Ferry International (a)	19,309	555,327
Liquidity Services, Inc. (a)	9,741	79,584
MAXIMUS, Inc.	26,326	1,443,718
Monster Worldwide, Inc. (a)	35,415	163,617
Navigant Consulting, Inc. (a)	19,308	296,764
On Assignment, Inc. (a)	21,092	700,044
Paylocity Holding Corp. (a)	3,289	85,876
PRGX Global, Inc. (a)	11,421	65,328
Resources Connection, Inc.	15,373	252,886
RPX Corp. (a)	20,855	287,382
ServiceSource International, Inc. (a)	26,566	124,329
Sykes Enterprises, Inc. (a)	15,447	362,541
TeleTech Holdings, Inc. (a)	6,968	165,002
TriNet Group, Inc. (a)	6,110	191,121
TrueBlue, Inc. (a)	16,082	357,825
WageWorks, Inc. (a)	13,613	878,991

		12,561,692

Banks: Diversified — 7.5%
1st Source Corp.	5,814	199,478
Ambac Financial Group, Inc. (a)	17,555	430,097
American National Bankshares, Inc.	3,133	77,730
Ameris Bancorp	9,761	250,272
Ames National Corp.	3,208	83,216
Anchor BanCorp Wisconsin, Inc. (a)	2,223	76,560
Arrow Financial Corp.	4,319	118,729
Bancfirst Corp.	2,747	174,132
Banco Latinoamericano de Comercio Exterior SA	11,507	346,361
The Bancorp, Inc. (a)	12,780	139,174
BancorpSouth, Inc.	37,282	839,218
The Bank of Kentucky Financial Corp.	2,387	115,220
Bank of Marin Bancorp	2,287	120,273
Bank of the Ozarks, Inc.	30,848	1,169,756
Banner Corp.	7,592	326,608
BBCN Bancorp, Inc.	30,889	444,184
BBX Capital Corp. (a)	2,922	48,067
BNC Bancorp	7,712	132,724
Boston Private Financial Holdings, Inc.	31,003	417,610
Bridge Bancorp, Inc.	4,409	117,941
Bridge Capital Holdings (a)	3,905	87,394
Bryn Mawr Bank Corp.	5,322	166,579
Camden National Corp.	2,936	116,970
Capital City Bank Group, Inc.	4,188	65,082
Capitol Federal Financial, Inc.	55,344	707,296
Cardinal Financial Corp.	12,431	246,507
Cascade Bancorp (a)	12,109	62,846
Cathay General Bancorp	30,883	790,296
Centerstate Banks, Inc.	13,863	165,108
Central Pacific Financial Corp.	6,540	140,610
Century Bancorp, Inc., Class A	1,315	52,679
Charter Financial Corp.	5,945	68,070
Chemical Financial Corp.	12,701	389,159
Citizens & Northern Corp.	4,880	100,870
City Holding Co.	6,106	284,112
CNB Financial Corp.	5,668	104,858
CoBiz Financial, Inc.	13,914	182,691
Columbia Banking System, Inc.	22,246	614,212
Community Bank System, Inc.	15,760	600,929

Common Stocks	Shares	Value
Banks: Diversified (continued)
Community Trust Bancorp, Inc.	6,067	$222,113
CommunityOne Bancorp (a)	4,620	52,899
ConnectOne Bancorp, Inc.	8,784	166,896
CU Bancorp (a)	3,778	81,945
Customers Bancorp, Inc. (a)	9,971	194,036
CVB Financial Corp.	41,076	658,038
Eagle Bancorp, Inc. (a)	10,217	362,908
Enterprise Bancorp, Inc.	2,917	73,654
Enterprise Financial Services Corp.	7,665	151,230
EverBank Financial Corp.	35,371	674,171
Fidelity Southern Corp.	6,282	101,203
Financial Institutions, Inc.	5,335	134,175
First Bancorp, Inc.	3,751	67,856
First Bancorp, North Carolina	7,644	141,185
First BanCorp, Puerto Rico (a)	40,420	237,265
First Busey Corp.	27,869	181,427
First Business Financial Services, Inc.	1,491	71,434
First Citizens BancShares, Inc., Class A	2,930	740,675
First Commonwealth Financial Corp.	36,521	336,724
First Community Bancshares, Inc.	6,480	106,726
First Connecticut Bancorp, Inc.	6,407	104,562
First Financial Bancorp	22,338	415,263
First Financial Bankshares, Inc.	24,845	742,369
First Financial Corp.	4,451	158,545
First Interstate Bancsystem, Inc.	6,994	194,573
First Merchants Corp.	13,964	317,681
First Midwest Bancorp, Inc.	29,217	499,903
First NBC Bank Holding Co. (a)	5,809	204,477
The First of Long Island Corp.	4,704	133,452
FirstMerit Corp.	64,148	1,211,756
Flagstar Bancorp, Inc. (a)	7,708	121,247
FNB Corp.	67,295	896,369
German American Bancorp, Inc.	5,150	157,178
Glacier Bancorp, Inc.	28,878	801,942
Great Western Bancorp, Inc. (a)	7,125	162,379
Guaranty Bancorp	5,640	81,442
Hampton Roads Bankshares, Inc. (a)	14,153	23,777
Hancock Holding Co.	31,898	979,269
Hanmi Financial Corp.	12,306	268,394
Heartland Financial USA, Inc.	6,132	166,177
Heritage Commerce Corp.	8,011	70,737
Heritage Oaks Bancorp	8,891	74,595
Home BancShares, Inc.	21,000	675,360
Horizon Bancorp	3,575	93,450
Hudson Valley Holding Corp.	5,704	154,921
Iberiabank Corp.	12,171	789,289
Independent Bank Corp./MA	9,249	395,950
Independent Bank Corp./MI	8,253	107,702
Independent Bank Group, Inc.	3,547	138,546
International Bancshares Corp.	21,084	559,569
Janus Capital Group, Inc.	58,007	935,653
Lakeland Bancorp, Inc.	14,743	172,493
Lakeland Financial Corp.	6,411	278,686
Macatawa Bank Corp.	9,848	53,573
MainSource Financial Group, Inc.	7,930	165,896
MB Financial, Inc.	25,749	846,112
Mercantile Bank Corp.	6,408	134,696
Merchants Bancshares, Inc.	2,013	61,658
Metro Bancorp, Inc. (a)	5,516	142,975
MidSouth Bancorp, Inc.	3,185	55,228
National Bank Holdings Corp., Class A	14,506	281,561
National Bankshares, Inc.	2,793	84,879
National Penn Bancshares, Inc.	48,006	505,263
NBT Bancorp, Inc.	16,927	444,672
NewBridge Bancorp (a)	12,943	112,734
Northrim BanCorp, Inc.	2,668	70,008
OFG Bancorp	17,544	292,108

See Notes to Financial Statements.

62	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Banks: Diversified (concluded)
Old Line Bancshares, Inc.	3,195	$50,545
Old National Bancorp	45,702	680,046
Opus Bank (a)	2,099	59,549
Pacific Continental Corp.	7,028	99,657
Pacific Premier Bancorp, Inc. (a)	6,713	116,336
Palmetto Bancshares, Inc.	1,830	30,561
Park National Corp.	4,950	437,976
Park Sterling Corp.	17,241	126,721
Peapack Gladstone Financial Corp.	4,701	87,251
Penns Woods Bancorp, Inc.	1,905	93,840
Peoples Bancorp, Inc.	5,194	134,680
Peoples Financial Services Corp.	2,878	142,979
Pinnacle Financial Partners, Inc.	13,785	545,059
Preferred Bank	4,415	123,134
PrivateBancorp, Inc.	27,769	927,485
Prosperity Bancshares, Inc.	27,053	1,497,654
Provident Financial Services, Inc.	23,391	422,441
Renasant Corp.	12,199	352,917
Republic Bancorp, Inc., Class A	3,869	95,642
Republic First Bancorp, Inc. (a)	11,468	43,005
S&T Bancorp, Inc.	11,515	343,262
Sandy Spring Bancorp, Inc.	9,729	253,732
Seacoast Banking Corp. of Florida (a)	7,357	101,159
ServisFirst Bancshares, Inc.	732	24,119
Sierra Bancorp	4,741	83,252
Simmons First National Corp., Class A	6,313	256,623
South State Corp.	9,347	626,997
Southside Bancshares, Inc.	9,299	268,834
Southwest Bancorp, Inc.	7,644	132,700
Square 1 Financial, Inc. (a)	2,776	68,567
State Bank Financial Corp.	12,469	249,131
Stock Yards Bancorp, Inc.	5,712	190,438
Stonegate Bank	3,831	113,474
Suffolk Bancorp	4,623	104,988
Susquehanna Bancshares, Inc.	72,712	976,522
Talmer Bancorp, Inc., Class A	7,128	100,077
Texas Capital Bancshares, Inc. (a)	17,732	963,380
Tompkins Financial Corp.	5,778	319,523
TowneBank	11,471	173,442
Trico Bancshares	8,777	216,792
Tristate Capital Holdings, Inc. (a)	8,546	87,511
Triumph Bancorp, Inc. (a)	2,313	31,341
TrustCo Bank Corp. NY	36,570	265,498
Trustmark Corp.	26,145	641,598
UMB Financial Corp.	14,633	832,471
Umpqua Holdings Corp.	64,625	1,099,271
Union Bankshares Corp.	17,963	432,549
United Bankshares, Inc.	26,739	1,001,376
United Community Banks, Inc.	19,394	367,322
United Community Financial Corp.	18,909	101,541
Univest Corp. of Pennsylvania	6,212	125,731
Valley National Bancorp	88,042	854,888
Washington Trust Bancorp, Inc.	5,692	228,705
Webster Financial Corp.	35,013	1,138,973
WesBanco, Inc.	10,154	353,359
West BanCorp., Inc.	6,239	106,188
Westamerica BanCorp	10,216	500,788
Western Alliance Bancorp (a)	29,268	813,650
Wilshire Bancorp, Inc.	27,351	277,066
Wintrust Financial Corp.	18,052	844,112
Yadkin Financial Corp. (a)	7,861	154,469

		52,562,144

Banks: Savings, Thrift & Mortgage Lending — 1.4%
Apollo Residential Mortgage, Inc.	12,483	196,857
Astoria Financial Corp.	33,672	449,858
Banc of California, Inc.	12,462	142,939

Common Stocks	Shares	Value
Banks: Savings, Thrift & Mortgage Lending (concluded)
Bank Mutual Corp.	17,905	$122,828
BankFinancial Corp.	7,228	85,724
Beneficial Mutual Bancorp, Inc. (a)	11,342	139,166
Berkshire Hills Bancorp, Inc.	9,751	259,962
BofI Holding, Inc. (a)	5,520	429,511
Brookline Bancorp, Inc.	27,420	275,023
Clifton Bancorp, Inc.	10,249	139,284
Dime Community Bancshares, Inc.	12,776	207,993
ESB Financial Corp.	4,995	94,605
First Defiance Financial Corp.	3,796	129,292
First Financial Northwest, Inc.	5,035	60,621
Flushing Financial Corp.	11,778	238,740
Fox Chase Bancorp, Inc.	4,769	79,499
Franklin Financial Corp. (a)	3,781	80,082
Great Southern Bancorp, Inc.	4,009	159,037
Heritage Financial Corp.	11,746	206,142
Home Loan Servicing Solutions Ltd.	27,576	538,283
HomeStreet, Inc.	5,954	103,659
Investors Bancorp, Inc.	138,918	1,559,355
Kearny Financial Corp. (a)	5,355	73,631
Ladder Capital Corp., Class A (a)	6,124	120,092
LegacyTexas Financial Group, Inc.	15,497	369,603
Meridian Bancorp, Inc. (a)	8,105	90,938
Northfield Bancorp, Inc.	19,532	289,074
Northwest Bancshares, Inc.	36,541	457,859
OceanFirst Financial Corp.	5,356	91,802
Oritani Financial Corp.	17,694	272,488
Sterling Bancorp	32,457	466,732
Territorial Bancorp, Inc.	3,423	73,766
United Financial Bancorp, Inc.	20,455	293,734
Washington Federal, Inc.	39,315	870,827
Waterstone Financial, Inc.	13,360	175,684
WSFS Financial Corp.	3,474	267,116

		9,611,806

Beverage: Brewers & Distillers — 0.1%
The Boston Beer Co., Inc., Class A (a)	3,230	935,214
Craft Brew Alliance, Inc. (a)	4,248	56,669

		991,883

Beverage: Soft Drinks — 0.1%
Coca-Cola Bottling Co. Consolidated	1,793	157,838
Farmer Bros Co. (a)	2,939	86,553
National Beverage Corp. (a)	4,414	99,845

		344,236

Biotechnology — 4.7%
Acceleron Pharma, Inc. (a)	6,358	247,708
Acorda Therapeutics, Inc. (a)	16,172	660,950
Actinium Pharmaceuticals, Inc. (a)(b)	8,313	48,964
Aegerion Pharmaceuticals, Inc. (a)	11,498	240,768
Agenus,Inc. (a)	23,818	94,557
Akebia Therapeutics, Inc. (a)	3,226	37,551
Albany Molecular Research, Inc. (a)	9,036	147,106
Alder Biopharmaceuticals, Inc. (a)	3,126	90,935
Alimera Sciences, Inc. (a)	9,946	55,101
AMAG Pharmaceuticals, Inc. (a)	8,505	362,483
ANI Pharmaceuticals, Inc. (a)	2,655	149,715
Applied Genetic Technologies Corp. (a)	2,234	46,959
Ardelyx, Inc. (a)	1,837	34,701
Arena Pharmaceuticals, Inc. (a)	85,330	296,095
Ariad Pharmaceuticals, Inc. (a)	63,933	439,220
Array BioPharma, Inc. (a)	48,939	231,481
Atara Biotherapeutics, Inc. (a)	2,149	57,486
Avalanche Biotechnologies, Inc. (a)	2,663	143,802
Bio Path Holdings, Inc. (a)(b)	29,067	77,318
BioCryst Pharmaceuticals, Inc. (a)	27,178	330,484

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014	63

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology (continued)
BioDelivery Sciences International, Inc. (a)	16,189	$194,592
BioTelemetry, Inc. (a)	10,060	100,902
Biotime, Inc. (a)(b)	19,992	74,570
Bluebird Bio, Inc. (a)	8,438	773,933
Calithera Biosciences, Inc. (a)	3,045	61,509
Celldex Therapeutics, Inc. (a)	34,674	632,800
Cellular Dynamics International, Inc. (a)	4,032	25,926
Cepheid, Inc. (a)	27,031	1,463,458
ChemoCentryx, Inc. (a)(b)	10,580	72,261
Clovis Oncology, Inc. (a)	9,570	535,920
Coherus Biosciences, Inc. (a)	2,401	39,184
CTI BioPharma Corp. (a)	57,545	135,806
Cytokinetics, Inc. (a)	13,729	109,969
Cytori Therapeutics, Inc. (a)(b)	29,158	14,250
CytRx Corp. (a)(b)	21,371	58,557
Dermira, Inc. (a)	2,863	51,849
Dyax Corp. (a)	52,645	740,189
Dynavax Technologies Corp. (a)	10,193	171,854
Eleven Biotherapeutics, Inc. (a)	1,919	22,798
Emergent Biosolutions, Inc. (a)	11,372	309,660
Enzo Biochem, Inc. (a)	14,056	62,409
Epizyme, Inc. (a)	5,090	96,048
Exact Sciences Corp. (a)(b)	32,092	880,604
Exelixis, Inc. (a)(b)	74,260	106,934
FibroGen, Inc. (a)	3,641	99,545
Five Prime Therapeutics, Inc. (a)	6,655	179,685
Foundation Medicine, Inc. (a)(b)	5,339	118,633
Galena Biopharma, Inc. (a)(b)	45,524	68,741
GenMark Diagnostics, Inc. (a)	16,133	219,570
Genocea Biosciences, Inc. (a)	1,630	11,410
Genomic Health, Inc. (a)	6,490	207,485
Geron Corp. (a)	61,023	198,325
Halozyme Therapeutics, Inc. (a)	40,208	388,007
Heron Therapeutics, Inc. (a)	8,746	87,985
Hyperion Therapeutics, Inc. (a)	5,390	129,360
Idera Pharmaceuticals, Inc. (a)(b)	23,257	102,563
IGI Laboratories, Inc. (a)	12,528	110,246
Immunogen, Inc. (a)	33,448	204,033
Immunomedics, Inc. (a)	32,110	154,128
INC Research Holdings, Inc., Class A (a)	3,606	92,638
Inovio Pharmaceuticals, Inc. (a)(b)	23,379	214,619
Insmed, Inc. (a)	19,228	297,457
Insys Therapeutics, Inc. (a)	3,879	163,539
Intrexon Corp. (a)(b)	13,824	380,575
Karyopharm Therapeutics, Inc. (a)(b)	5,222	195,459
Keryx Biopharmaceuticals, Inc. (a)(b)	35,469	501,886
Kindred Biosciences, Inc. (a)	3,761	28,019
Lexicon Pharmaceuticals, Inc. (a)	90,626	82,461
Liberator Medical Holdings, Inc.	13,178	38,216
Ligand Pharmaceuticals, Inc., Class B (a)	7,633	406,152
Loxo Oncology, Inc. (a)	1,214	14,265
MacroGenics, Inc. (a)	7,758	272,073
MannKind Corp. (a)(b)	88,459	461,314
Merrimack Pharmaceuticals, Inc. (a)	38,023	429,660
Mirati Therapeutics, Inc. (a)	2,702	50,041
Momenta Pharmaceuticals, Inc. (a)	18,733	225,545
Nektar Therapeutics (a)	49,226	763,003
Neuralstem, Inc. (a)(b)	27,037	73,541
Neurocrine Biosciences, Inc. (a)	29,364	655,992
NewLink Genetics Corp. (a)(b)	7,673	305,002
Northwest Biotherapeutics, Inc. (a)(b)	15,016	80,336
Novavax, Inc. (a)	92,325	547,487
NPS Pharmaceuticals, Inc. (a)	41,226	1,474,654
Omeros Corp. (a)(b)	13,128	325,312
OncoMed Pharmaceuticals, Inc. (a)	4,795	104,339
Oncothyreon, Inc. (a)	31,623	60,084
Ophthotech Corp. (a)	5,359	240,458

Common Stocks	Shares	Value
Biotechnology (concluded)
Opko Health, Inc. (a)(b)	76,498	$764,215
Orexigen Therapeutics, Inc. (a)(b)	47,581	288,341
Organovo Holdings, Inc. (a)(b)	24,411	176,980
Osiris Therapeutics, Inc. (a)	7,268	116,215
Pacific Biosciences of California, Inc. (a)	22,282	174,691
PDL BioPharma, Inc.	62,724	483,602
Peregrine Pharmaceuticals, Inc. (a)(b)	69,739	96,937
PRA Health Sciences, Inc. (a)	7,673	185,840
Progenics Pharmaceuticals, Inc. (a)	26,995	204,082
Prothena Corp. PLC (a)	10,339	214,638
PTC Therapeutics, Inc. (a)	9,437	488,553
Puma Biotechnology, Inc. (a)	8,995	1,702,484
RadNet, Inc. (a)	12,464	106,443
Raptor Pharmaceutical Corp. (a)(b)	24,347	256,130
Regado Biosciences, Inc. (a)	6,473	5,911
Regulus Therapeutics, Inc. (a)	5,985	95,999
Repligen Corp. (a)	12,428	246,074
Repros Therapeutics, Inc. (a)	9,575	95,463
Retrophin, Inc. (a)	8,268	101,200
Rigel Pharmaceuticals, Inc. (a)	33,720	76,544
Rockwell Medical, Inc. (a)(b)	18,281	187,929
RTI Surgical, Inc. (a)	22,339	116,163
Sage Therapeutics, Inc. (a)	2,188	80,081
Sangamo Biosciences, Inc. (a)	26,392	401,422
Sarepta Therapeutics, Inc. (a)(b)	15,786	228,423
Sequenom, Inc. (a)	45,229	167,347
Stemline Therapeutics, Inc. (a)	4,482	76,463
Sucampo Pharmaceuticals, Inc., Class A (a)	6,706	95,762
Sunesis Pharmaceuticals, Inc. (a)	18,565	47,341
Synageva BioPharma Corp. (a)	8,282	768,487
Synergy Pharmaceuticals, Inc. (a)(b)	35,660	108,763
Synta Pharmaceuticals Corp. (a)	24,428	64,734
TESARO, Inc. (a)	7,473	277,921
Theravance, Inc. (b)	32,003	452,842
Threshold Pharmaceuticals, Inc. (a)	20,317	64,608
Tokai Pharmaceuticals, Inc. (a)	1,992	29,362
Vanda Pharmaceuticals, Inc. (a)(b)	15,544	222,590
Veracyte, Inc. (a)	2,754	26,604
Verastem, Inc. (a)	8,120	74,217
Versartis, Inc. (a)	2,797	62,793
Vitae Pharmaceuticals, Inc. (a)	2,076	34,545
Vital Therapies, Inc. (a)(b)	2,226	55,494
West Pharmaceutical Services, Inc.	27,410	1,459,308
Wright Medical Group, Inc. (a)	19,347	519,854
Xencor Inc. (a)	5,742	92,102
XOMA Corp. (a)	35,259	126,580
ZIOPHARM Oncology, Inc. (a)(b)	31,238	158,377

		33,173,663

Building Materials — 0.8%
Aspen Aerogels, Inc. (a)(b)	1,901	15,170
Builders FirstSource, Inc. (a)	17,503	120,246
Continental Building Products, Inc. (a)	4,517	80,086
Gibraltar Industries, Inc. (a)	11,981	194,811
Griffon Corp.	15,483	205,924
Headwaters, Inc. (a)	28,506	427,305
Louisiana-Pacific Corp. (a)	54,890	908,978
LSI Industries, Inc.	8,678	58,924
Masonite International Corp. (a)	11,438	702,979
NCI Building Systems, Inc. (a)	10,906	201,979
Patrick Industries, Inc. (a)	3,161	139,021
PGT, Inc. (a)	18,494	178,097
Quanex Building Products Corp.	14,620	274,564
Revolution Lighting Technologies, Inc. (a)(b)	14,116	19,057
Simpson Manufacturing Co., Inc.	16,029	554,603
Stock Building Supply Holdings, Inc. (a)	5,882	90,112
Trex Co., Inc. (a)	13,055	555,882

See Notes to Financial Statements.

64	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Building Materials (concluded)
Watsco, Inc.	10,013	$1,071,391

		5,799,129

Building: Climate Control — 0.1%
AAON, Inc.	16,381	366,770
Comfort Systems USA, Inc.	14,716	251,938
Nortek, Inc. (a)	3,536	287,583

		906,291

Building: Roofing, Wallboard & Plumbing — 0.1%
Beacon Roofing Supply, Inc. (a)	19,192	533,538

Casinos & Gambling — 0.3%
Boyd Gaming Corp. (a)	30,136	385,138
Caesars Acquisition Co., Class A (a)	17,876	184,302
Caesars Entertainment Corp. (a)(b)	19,857	311,556
Empire Resorts, Inc. (a)(b)	5,549	43,060
Isle of Capri Casinos, Inc. (a)	8,248	69,036
Monarch Casino & Resort, Inc. (a)	3,663	60,769
Penn National Gaming, Inc. (a)	30,383	417,159
Pinnacle Entertainment, Inc. (a)	23,194	516,066
Scientific Games Corp., Class A (a)	19,666	250,348

		2,237,434

Cement — 0.0%
US Concrete, Inc. (a)	5,516	156,930

Chemicals: Diversified — 1.1%
Aceto Corp.	11,143	241,803
American Vanguard Corp.	11,139	129,435
Axiall Corp.	27,119	1,151,744
Chemtura Corp. (a)	33,080	818,068
Hawkins, Inc.	4,093	177,350
Innophos Holdings, Inc.	8,487	496,065
KMG Chemicals, Inc.	3,699	73,980
Landec Corp. (a)	10,359	143,058
LSB Industries, Inc. (a)	7,530	236,743
Marrone Bio Innovations, Inc. (a)(b)	5,154	18,606
Olin Corp.	30,656	698,037
OM Group, Inc.	12,453	371,099
OMNOVA Solutions, Inc. (a)	18,442	150,118
PolyOne Corp.	36,482	1,383,033
Sensient Technologies Corp.	19,165	1,156,416
Tronox Ltd., Class A	23,809	568,559

		7,814,114

Chemicals: Specialty — 0.6%
Advanced Emissions Solutions, Inc. (a)	8,413	191,732
Balchem Corp.	11,784	785,286
Calgon Carbon Corp. (a)	20,703	430,208
FutureFuel Corp.	8,389	109,225
Innospec, Inc.	9,453	403,643
Kraton Performance Polymers, Inc. (a)	12,743	264,927
Polypore International, Inc. (a)	17,469	821,917
Quaker Chemical Corp.	5,125	471,705
Stepan Co.	7,478	299,718
Zep, Inc.	8,866	134,320

		3,912,681

Coal — 0.1%
Arch Coal, Inc.	82,361	146,603
Cloud Peak Energy, Inc. (a)	23,801	218,493
Hallador Energy Co.	3,731	41,078
Walter Energy, Inc. (b)	26,168	36,112
Westmoreland Coal Co. (a)	5,781	191,987

		634,273

Commercial Banks — 0.1%
Blue Hills Bancorp, Inc. (a)	11,032	149,814
C1 Financial, Inc. (a)(b)	1,228	22,460

Common Stocks	Shares	Value
Commercial Banks (concluded)
Green Bancorp, Inc. (a)	1,822	$21,937
HomeTrust Bancshares, Inc. (a)	8,001	133,297
Sun Bancorp, Inc. (a)	3,223	62,526

		390,034

Commercial Finance & Mortgage Companies — 0.1%
Capital Bank Financial Corp., Class A (a)	8,783	235,384
Federal Agricultural Mortgage Corp., Class C	4,018	121,906
Meta Financial Group, Inc.	2,356	82,554
NewStar Financial, Inc. (a)	10,273	131,494
PennyMac Financial Services, Inc. (a)(c)	5,912	102,278
RE/MAX Holdings, Inc., Class A	4,178	143,097
Stonegate Mortgage Corp. (a)(b)	5,468	65,397
Walker & Dunlop, Inc. (a)	7,188	126,078

		1,008,188

Commercial Services & Supplies — 0.2%
ARC Document Solutions, Inc. (a)	15,997	163,489
Civeo Corp.	36,420	149,686
Collectors Universe, Inc.	2,815	58,721
Hill International, Inc. (a)	11,976	45,988
Information Services Group, Inc. (a)	13,519	57,050
LifeLock, Inc. (a)	31,221	577,901
National Research Corp.	3,697	51,721
National Research Corp., Class B	262	9,388
Performant Financial Corp. (a)	11,503	76,495
Quest Resource Holding Corp. (a)	4,700	6,768
Weight Watchers International, Inc. (a)(b)	10,816	268,669

		1,465,876

Commercial Services: Rental & Leasing — 0.5%
Aircastle Ltd.	25,070	535,746
CAI International, Inc. (a)	6,330	146,856
Electro Rent Corp.	6,396	89,800
H&E Equipment Services, Inc.	12,111	340,198
Marlin Business Services Corp.	3,294	67,626
McGrath RentCorp	10,058	360,680
Mobile Mini, Inc.	18,113	733,758
Neff Corp., Class A (a)	3,802	42,848
PHH Corp. (a)	19,747	473,138
TAL International Group, Inc. (a)	13,223	576,126

		3,366,776

Commercial Vehicles & Parts — 0.3%
Accuride Corp. (a)	15,236	66,124
Commercial Vehicle Group, Inc. (a)	10,370	69,064
Cooper-Standard Holding, Inc. (a)	5,301	306,822
Miller Industries, Inc.	4,308	89,564
Modine Manufacturing Co. (a)	18,407	250,335
Motorcar Parts of America, Inc. (a)	6,902	214,583
Rush Enterprises, Inc., Class A (a)	13,325	427,066
Spartan Motors, Inc.	13,521	71,121
Strattec Security Corp.	1,328	109,666
Wabash National Corp. (a)	26,752	330,655

		1,935,000

Communications Equipment — 0.2%
Aerohive Networks, Inc. (a)	3,939	18,907
Polycom, Inc. (a)	53,551	722,938
Ruckus Wireless, Inc. (a)	25,225	303,205

		1,045,050

Communications Technology — 1.8%
ADTRAN, Inc.	21,888	477,159
Alliance Fiber Optic Products, Inc.	4,901	71,114
Anixter International, Inc. (a)	10,518	930,422
Aruba Networks, Inc. (a)	41,410	752,834
Bel Fuse, Inc., Class B	3,927	107,364

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014	65

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Technology (concluded)
Black Box Corp.	5,919	$141,464
Calix, Inc. (a)	16,116	161,482
Ciena Corp. (a)	40,800	791,928
Comtech Telecommunications Corp.	5,905	186,126
Cyan, Inc. (a)(b)	11,482	28,705
Datalink Corp. (a)	7,956	102,632
Digi International, Inc. (a)	8,825	81,984
DigitalGlobe, Inc. (a)	29,284	906,926
Emulex Corp. (a)	27,530	156,095
Extreme Networks, Inc. (a)	37,270	131,563
Finisar Corp. (a)	40,130	778,923
General Cable Corp.	18,847	280,820
Harmonic, Inc. (a)	33,839	237,211
Infinera Corp. (a)	47,471	698,773
Intelsat SA (a)	10,635	184,624
InterDigital, Inc.	14,394	761,443
Ixia (a)	22,208	249,840
KVH Industries, Inc. (a)	6,346	80,277
Loral Space & Communications, Inc. (a)	5,078	399,689
NETGEAR, Inc. (a)	13,410	477,128
Numerex Corp., Class A (a)	5,622	62,179
Parkervision, Inc. (a)(b)	41,777	38,013
Plantronics, Inc.	16,487	874,141
Procera Networks, Inc. (a)	7,857	56,492
QLogic Corp. (a)	33,851	450,895
Rightside Group Ltd. (a)	3,728	25,052
RingCentral, Inc., Class A (a)	10,948	163,344
Seachange International, Inc. (a)	12,845	81,951
ShoreTel, Inc. (a)	24,291	178,539
Sonus Networks, Inc. (a)	95,123	377,638
TeleNav, Inc. (a)	10,664	71,129
ViaSat, Inc. (a)	16,033	1,010,560

		12,566,459

Computer Services Software & Systems — 5.9%
A10 Networks, Inc. (a)	5,452	23,771
ACI Worldwide, Inc. (a)	44,125	890,001
Actuate Corp. (a)	18,225	120,285
Acxiom Corp. (a)	29,936	606,803
American Software, Inc., Class A	9,755	88,868
Aspen Technology, Inc. (a)	35,697	1,250,109
AVG Technologies NV (a)	13,545	267,378
Bankrate, Inc. (a)	26,045	323,739
Barracuda Networks, Inc. (a)	3,047	109,204
Bazaarvoice, Inc. (a)	19,326	155,381
Benefitfocus, Inc. (a)	1,910	62,724
Blackbaud, Inc.	17,914	774,960
Blucora, Inc. (a)	16,445	227,763
Bottomline Technologies, Inc. (a)	15,286	386,430
Brightcove, Inc. (a)	12,803	99,607
BroadSoft, Inc. (a)	11,084	321,658
CACI International, Inc., Class A (a)	9,169	790,184
Callidus Software, Inc. (a)	18,823	307,380
CIBER, Inc. (a)	30,900	109,695
CommVault Systems, Inc. (a)	18,306	946,237
Computer Task Group, Inc.	6,088	58,019
ComScore, Inc. (a)	13,414	622,812
Cornerstone OnDemand, Inc. (a)	20,623	725,930
Covisint Corp. (a)	14,132	37,450
CSG Systems International, Inc.	13,430	336,690
Cvent, Inc. (a)	6,984	194,435
DealerTrack Holdings, Inc. (a)	20,765	920,097
Demandware, Inc. (a)	11,651	670,398
Digimarc Corp.	2,522	68,472
Digital River, Inc. (a)	12,602	311,647
Dot Hill Systems Corp. (a)	23,645	104,511
EarthLink Holdings Corp.	39,063	171,487

Common Stocks	Shares	Value
Computer Services Software & Systems (continued)
Ebix, Inc. (b)	11,861	$201,518
Endurance International Group Holdings, Inc. (a)(b)	11,639	214,507
Envestnet, Inc. (a)	13,204	648,845
EPAM Systems, Inc. (a)	13,789	658,425
EPIQ Systems, Inc.	12,035	205,558
ePlus, Inc. (a)	1,998	151,229
Guidance Software, Inc. (a)	6,843	49,612
Guidewire Software, Inc. (a)	26,339	1,333,544
HubSpot, Inc. (a)(b)	2,165	72,766
iGATE Corp. (a)	14,364	567,091
Imperva, Inc. (a)	8,579	424,060
Infoblox, Inc. (a)	20,933	423,056
Interactive Intelligence Group, Inc. (a)	6,506	311,637
Internap Network Services Corp. (a)	21,375	170,145
IntraLinks Holdings, Inc. (a)	15,249	181,463
Jive Software, Inc. (a)	16,806	101,340
The KEYW Holding Corp. (a)(b)	12,627	131,068
Limelight Networks, Inc. (a)	22,797	63,148
Lionbridge Technologies, Inc. (a)	25,290	145,417
LivePerson, Inc. (a)	21,014	296,297
LogMeIn, Inc. (a)	9,402	463,895
Luxoft Holding, Inc. (a)	3,105	119,573
Manhattan Associates, Inc. (a)	29,362	1,195,621
Mantech International Corp., Class A	9,403	284,253
Mavenir Systems, Inc. (a)	4,345	58,918
Mentor Graphics Corp.	37,526	822,570
Mercury Systems, Inc. (a)	12,885	179,359
MicroStrategy, Inc., Class A (a)	3,514	570,674
Millennial Media, Inc. (a)	28,058	44,893
ModusLink Global Solutions, Inc. (a)	14,638	54,892
Monotype Imaging Holdings, Inc.	15,308	441,330
Netscout Systems, Inc. (a)	14,119	515,908
NIC, Inc.	25,299	455,129
Nimble Storage, Inc. (a)	3,604	99,110
PDF Solutions, Inc. (a)	11,888	176,656
Pegasystems, Inc.	13,753	285,650
Perficient, Inc. (a)	13,430	250,201
Progress Software Corp. (a)	19,922	538,292
Proofpoint, Inc. (a)	14,329	691,088
PROS Holdings, Inc. (a)	9,133	250,975
Q2 Holdings, Inc. (a)	3,924	73,928
QAD, Inc., Class A	2,259	51,099
QLIK Technologies, Inc. (a)	34,750	1,073,427
RealNetworks, Inc. (a)	8,646	60,868
RealPage, Inc. (a)	20,095	441,286
Reis, Inc.	3,349	87,643
Rocket Fuel, Inc. (a)	7,305	117,757
Sapiens International Corp. NV (a)	9,411	69,359
Sapient Corp. (a)	46,061	1,145,998
Science Applications International Corp.	15,480	766,724
SciQuest, Inc. (a)	10,686	154,413
Shutterstock, Inc. (a)	5,908	408,243
SPS Commerce, Inc. (a)	6,348	359,487
SS&C Technologies Holdings, Inc.	26,394	1,543,785
Synchronoss Technologies, Inc. (a)	13,672	572,310
SYNNEX Corp.	11,038	862,730
Syntel, Inc. (a)	12,149	546,462
Tangoe, Inc. (a)(b)	15,053	196,141
TechTarget, Inc. (a)	6,209	70,596
TeleCommunication Systems, Inc., Class A (a)	18,594	58,013
Textura Corp. (a)(b)	7,252	206,464
Travelzoo, Inc. (a)	2,799	35,323
Tremor Video, Inc. (a)	13,334	38,269
Turtle Beach Corp. (a)(b)	2,916	9,302
Tyler Technologies, Inc. (a)	12,794	1,400,175
The Ultimate Software Group, Inc. (a)	10,989	1,613,350
Unisys Corp. (a)	19,945	587,979

See Notes to Financial Statements.

66	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Computer Services Software & Systems (concluded)
Unwired Planet, Inc. (a)	39,752	$39,752
Varonis Systems, Inc. (a)	2,070	67,958
VASCO Data Security International, Inc. (a)	11,376	320,917
Verint Systems, Inc. (a)	23,167	1,350,173
VirnetX Holding Corp. (a)(b)	16,891	92,732
Virtusa Corp. (a)	10,156	423,200
Web.com Group, Inc. (a)	20,106	381,813
Wix.com Ltd. (a)	5,284	110,964
Yodlee, Inc. (a)	2,516	30,695
YuMe, Inc. (a)(b)	7,674	38,677
Zix Corp. (a)	22,986	82,750

		41,424,600

Computer Technology — 0.5%
Cray, Inc. (a)	15,765	543,577
Immersion Corp. (a)	11,231	106,358
Insight Enterprises, Inc. (a)	15,870	410,874
PC Connection, Inc.	3,644	89,460
Quantum Corp. (a)	85,041	149,672
Safeguard Scientifics, Inc. (a)	8,021	158,976
Silicon Graphics International Corp. (a)	13,367	152,117
Super Micro Computer, Inc. (a)	13,355	465,822
Synaptics, Inc. (a)	13,972	961,833
Violin Memory, Inc. (a)	30,919	148,102

		3,186,791

Construction — 0.4%
Aegion Corp. (a)	14,815	275,707
EMCOR Group, Inc.	26,130	1,162,524
Granite Construction, Inc.	15,185	577,334
Great Lakes Dredge & Dock Corp. (a)	23,429	200,552
Orion Marine Group, Inc. (a)	10,667	117,870
Primoris Services Corp.	14,787	343,650
Sterling Construction Co., Inc. (a)	7,189	45,938
Tutor Perini Corp. (a)	14,505	349,135

		3,072,710

Consumer Electronics — 0.2%
RealD, Inc. (a)	15,428	182,051
Skullcandy, Inc. (a)	7,652	70,322
TiVo, Inc. (a)	39,819	471,457
Universal Electronics, Inc. (a)	6,165	400,910
VOXX International Corp. (a)	7,579	66,392
XO Group, Inc. (a)	10,449	190,276

		1,381,408

Consumer Lending — 0.8%
Cash America International, Inc.	10,994	248,684
Credit Acceptance Corp. (a)	2,506	341,843
Encore Capital Group, Inc. (a)	10,013	444,577
Enova International, Inc. (a)	10,035	223,379
Ezcorp, Inc., Class A (a)	20,016	235,188
First Cash Financial Services, Inc. (a)	11,252	626,399
LendingTree, Inc. (a)	2,468	119,303
Marcus & Millichap, Inc. (a)	3,006	99,950
MGIC Investment Corp. (a)	131,294	1,223,660
MoneyGram International, Inc. (a)	11,664	106,026
Nelnet, Inc., Class A	8,123	376,339
Nicholas Financial, Inc. (a)	4,262	63,504
PRA Group, Inc. (a)	19,425	1,125,290
Regional Management Corp. (a)	4,215	66,639
Springleaf Holdings, Inc. (a)	9,505	343,796
World Acceptance Corp. (a)	3,084	245,024

		5,889,601

Consumer Services: Miscellaneous — 0.6%
Chuy’s Holdings, Inc. (a)	6,424	126,360
Core-Mark Holding Co., Inc.	8,886	550,310

Common Stocks	Shares	Value
Consumer Services: Miscellaneous (concluded)
Del Frisco’s Restaurant Group, Inc. (a)	9,123	$216,580
Nutrisystem, Inc.	11,165	218,276
Sotheby’s	23,645	1,020,991
Steiner Leisure Ltd. (a)	5,230	241,678
WEX, Inc. (a)	15,075	1,491,219

		3,865,414

Containers & Packaging — 0.5%
AEP Industries, Inc. (a)	1,566	91,063
Berry Plastics Group, Inc. (a)	34,873	1,100,243
Graphic Packaging Holding Co. (a)	126,928	1,728,759
Myers Industries, Inc.	10,209	179,678
UFP Technologies, Inc. (a)	2,293	56,374

		3,156,117

Cosmetics — 0.1%
Elizabeth Arden, Inc. (a)	10,054	215,055
Inter Parfums, Inc.	6,476	177,766
Revlon, Inc., Class A (a)	4,425	151,158

		543,979

Diversified Financial Services — 0.7%
Altisource Asset Management Corp. (a)	550	170,566
Altisource Portfolio Solutions SA (a)(b)	5,207	175,945
Blackhawk Network Holdings, Inc. (a)	20,399	791,481
Evercore Partners, Inc., Class A	12,849	672,902
FBR & Co. (a)	3,039	74,729
FCB Financial Holdings, Inc., Class A (a)	3,244	79,932
Greenhill & Co., Inc.	10,999	479,556
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	9,934	141,361
JG Wentworth Co (a)	4,554	48,546
Liberty Tax, Inc. (a)	1,444	51,609
MidWestOne Financial Group, Inc.	2,771	79,832
Moelis & Co., Class A	2,911	101,681
Outerwall, Inc. (a)	7,357	553,394
Piper Jaffray Cos. (a)	6,322	367,245
Stifel Financial Corp. (a)	25,398	1,295,806
Tiptree Financial, Inc. A REIT (a)(b)	2,551	20,663

		5,105,248

Diversified Manufacturing Operations — 0.6%
AM Castle & Co. (a)	7,247	57,831
ARC Group Worldwide, Inc. (a)(b)	1,293	13,111
Barnes Group, Inc.	21,028	778,246
Federal Signal Corp.	24,410	376,890
Harsco Corp.	31,348	592,164
Lydall, Inc. (a)	6,589	216,251
OSI Systems, Inc. (a)	7,735	547,406
Raven Industries, Inc.	14,150	353,750
Standex International Corp.	4,948	382,283
TriMas Corp. (a)	17,544	548,952

		3,866,884

Diversified Materials & Processing — 0.6%
Belden, Inc.	16,904	1,332,204
Cabot Microelectronics Corp. (a)	9,353	442,584
CLARCOR, Inc.	19,545	1,302,479
Encore Wire Corp.	8,041	300,171
Harbinger Group, Inc. (a)	32,203	455,994
Insteel Industries, Inc.	7,092	167,229
Koppers Holdings, Inc.	7,984	207,424
NL Industries, Inc.	2,756	23,702
Tredegar Corp.	9,661	217,276

		4,449,063

Diversified Media — 0.0%
Demand Media, Inc. (a)	3,728	22,815

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014	67

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Diversified Media (concluded)
EW Scripps Co. (a)	12,116	$270,793
Hemisphere Media Group, Inc. (a)(b)	3,041	41,023

		334,631

Diversified Retail — 0.4%
The Bon-Ton Stores, Inc.	6,042	44,771
EVINE Live, Inc. (a)	16,601	109,401
Fred’s, Inc., Class A	14,140	246,177
Gaiam, Inc., Class A (a)	6,086	43,393
HSN, Inc.	12,860	977,360
Overstock.com, Inc. (a)	4,497	109,142
Pricesmart, Inc.	7,248	661,163
Tuesday Morning Corp. (a)	16,837	365,363
Winmark Corp.	926	80,488

		2,637,258

Drug & Grocery Store Chains — 0.5%
Casey’s General Stores, Inc.	14,920	1,347,574
Diplomat Pharmacy, Inc. (a)	5,873	160,744
Ingles Markets, Inc., Class A	5,127	190,160
The Pantry, Inc. (a)	9,069	336,097
PetMed Express, Inc.	7,999	114,946
Smart & Final Stores, Inc. (a)	4,968	78,147
Supervalu, Inc. (a)	78,647	762,876
Village Super Market, Inc., Class A	2,559	70,040
Weis Markets, Inc.	4,265	203,952

		3,264,536

Education Services — 0.6%
2U, Inc. (a)	4,083	80,272
American Public Education, Inc. (a)	6,809	251,048
Bridgepoint Education, Inc. (a)	6,633	75,085
Bright Horizons Family Solutions, Inc. (a)	11,895	559,184
Capella Education Co.	4,248	326,926
Career Education Corp. (a)	25,905	180,299
Chegg, Inc. (a)(b)	28,477	196,776
Franklin Covey Co. (a)	4,242	82,125
Grand Canyon Education, Inc. (a)	18,109	844,966
HealthStream, Inc. (a)	8,242	242,974
Houghton Mifflin Harcourt Co. (a)	42,239	874,770
ITT Educational Services, Inc. (a)(b)	9,019	86,673
K12, Inc. (a)	13,370	158,702
Rosetta Stone, Inc. (a)	8,217	80,198
Strayer Education, Inc. (a)	4,212	312,867
Universal Technical Institute, Inc.	8,698	85,588

		4,438,453

Electronic Components — 0.6%
Acacia Research Corp.	19,527	330,787
Checkpoint Systems, Inc. (a)	16,198	222,399
InvenSense, Inc. (a)(b)	27,618	449,069
Kemet Corp. (a)	17,240	72,408
Methode Electronics, Inc.	14,690	536,332
Multi-Fineline Electronix, Inc. (a)	3,251	36,509
NVE Corp. (a)	1,868	132,236
Park Electrochemical Corp.	8,101	201,958
Rogers Corp. (a)	7,026	572,197
Sanmina Corp. (a)	31,876	750,042
ScanSource, Inc. (a)	11,052	443,848
Sparton Corp. (a)	3,942	111,716
Speed Commerce, Inc. (a)	18,798	58,086
TTM Technologies, Inc. (a)	20,993	158,077
Universal Display Corp. (a)	15,736	436,674
Viasystems Group, Inc. (a)	1,896	30,867

		4,543,205

Common Stocks	Shares	Value
Electronic Entertainment — 0.2%
DTS, Inc. (a)	6,548	$201,351
Glu Mobile, Inc. (a)	34,878	136,024
Take-Two Interactive Software, Inc. (a)	32,367	907,247

		1,244,622

Electronics — 0.4%
Agilysys, Inc. (a)	5,746	72,342
American Science & Engineering, Inc.	3,032	157,361
Coherent, Inc. (a)	9,668	587,041
Control4 Corp. (a)	4,556	70,026
CUI Global, Inc. (a)	7,999	59,592
Daktronics, Inc.	14,872	186,049
II-VI, Inc. (a)	20,436	278,951
Imprivata, Inc. (a)	2,120	27,560
iRobot Corp. (a)	11,447	397,440
Newport Corp. (a)	15,472	295,670
Rofin-Sinar Technologies, Inc. (a)	10,873	312,816

		2,444,848

Energy Equipment — 0.4%
C&J Energy Services, Inc. (a)	17,946	237,067
Capstone Turbine Corp. (a)(b)	137,560	101,698
Dynegy, Inc. (a)	47,638	1,445,813
Enphase Energy, Inc. (a)	6,960	99,458
FuelCell Energy, Inc. (a)(b)	89,656	138,070
Matador Resources Co. (a)	28,446	575,463
PowerSecure International, Inc. (a)	8,916	103,872
Silver Spring Networks, Inc. (a)	13,975	117,809

		2,819,250

Energy Equipment & Services — 0.0%
CHC Group, Ltd. (a)	12,133	39,068
Geospace Technologies Corp. (a)	5,126	135,839
Pioneer Energy Services Corp. (a)	24,157	133,830

		308,737

Engineering & Contracting Services — 0.5%
Argan, Inc.	4,895	164,668
Dycom Industries, Inc. (a)	13,209	463,504
Engility Holdings, Inc. (a)	6,778	290,098
Exponent, Inc.	5,147	424,628
Furmanite Corp. (a)	14,679	114,790
Layne Christensen Co. (a)	7,643	72,914
MasTec, Inc. (a)	25,454	575,515
Mistras Group, Inc. (a)	6,373	116,817
MYR Group, Inc. (a)	8,326	228,132
Power Solutions International, Inc. (a)	1,769	91,298
Tetra Tech, Inc.	25,262	674,495
VSE Corp.	1,625	107,088

		3,323,947

Entertainment — 0.2%
AMC Entertainment Holdings, Inc., Class A	8,200	214,676
Ascent Capital Group, Inc., Class A (a)	5,397	285,663
Carmike Cinemas, Inc. (a)	9,393	246,754
Reading International, Inc., Class A (a)	6,772	89,797
Rentrak Corp. (a)	3,844	279,920
World Wrestling Entertainment, Inc. (b)	11,597	143,107

		1,259,917

Environmental, Maintenance, & Security Service — 0.6%
ABM Industries, Inc.	21,649	620,244
The Brink’s Co.	18,821	459,420
G&K Services, Inc., Class A	7,700	545,545
Healthcare Services Group, Inc.	27,217	841,822
MSA Safety, Inc.	11,454	608,093
SP Plus Corp. (a)	5,936	149,765
UniFirst Corp.	5,726	695,423

		3,920,312

See Notes to Financial Statements.

68	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Fertilizers — 0.1%
Intrepid Potash, Inc. (a)	21,687	$301,016
Rentech, Inc. (a)	83,520	105,235

		406,251

Financial Data & Systems — 0.8%
Advent Software, Inc.	19,967	611,789
Cardtronics, Inc. (a)	17,345	669,170
Cass Information Systems, Inc.	4,514	240,371
Consumer Portfolio Services, Inc. (a)	8,532	62,796
Euronet Worldwide, Inc. (a)	19,825	1,088,393
EVERTEC, Inc.	25,559	565,621
Fair Isaac Corp.	12,520	905,196
Global Cash Access Holdings, Inc. (a)	25,788	184,384
Green Dot Corp., Class A (a)	12,156	249,076
Heartland Payment Systems, Inc.	13,971	753,735
Higher One Holdings, Inc. (a)	13,335	56,140
Xoom Corp. (a)	12,040	210,820

		5,597,491

Food & Staples Retailing — 0.0%
Fairway Group Holdings Corp. (a)(b)	7,928	24,973
Natural Grocers by Vitamin Cottage, Inc. (a)	3,575	100,708

		125,681

Foods — 1.4%
B&G Foods, Inc.	20,809	622,189
Boulder Brands, Inc. (a)	23,641	261,470
The Chefs’ Warehouse, Inc. (a)	7,009	161,487
Chiquita Brands International, Inc. (a)	19,322	279,396
Dean Foods Co.	36,276	703,029
Diamond Foods, Inc. (a)	8,422	237,753
The Fresh Market, Inc. (a)	16,638	685,486
Freshpet, Inc. (a)(b)	4,574	78,032
Inventure Foods, Inc. (a)	6,088	77,561
J&J Snack Foods Corp.	5,759	626,406
John B Sanfilippo & Son, Inc.	3,188	145,054
Lancaster Colony Corp.	7,162	670,650
Lifeway Foods, Inc. (a)	1,745	32,335
Medifast, Inc. (a)	4,696	157,551
Nature’s Sunshine Products, Inc.	4,093	60,658
Nutraceutical International Corp. (a)	3,420	73,735
Omega Protein Corp. (a)	8,249	87,192
Post Holdings, Inc. (a)	17,069	715,020
Roundy’s, Inc.	15,527	75,151
Seneca Foods Corp., Class A (a)	3,155	85,280
Senomyx, Inc. (a)	16,790	100,908
Snyders-Lance, Inc.	18,428	562,975
SpartanNash Co.	14,608	381,853
Synutra International, Inc. (a)	6,746	41,016
Tootsie Roll Industries, Inc.	7,301	223,776
TreeHouse Foods, Inc. (a)	16,313	1,395,251
United Natural Foods, Inc. (a)	19,235	1,487,346

		10,028,560

Forest Products — 0.2%
Boise Cascade Co. (a)	15,332	569,584
Deltic Timber Corp.	4,348	297,403
Universal Forest Products, Inc.	7,808	415,386

		1,282,373

Forms & Bulk Printing Services — 0.3%
Deluxe Corp.	19,423	1,209,082
Ennis, Inc.	10,013	134,875
InnerWorkings, Inc. (a)	13,362	104,090
Multi-Color Corp.	4,822	267,235
Quad/Graphics, Inc.	10,697	245,603

		1,960,885

Common Stocks	Shares	Value
Funeral Parlors & Cemeteries — 0.2%
Carriage Services, Inc.	6,152	$128,884
Hillenbrand, Inc.	24,357	840,317
Matthews International Corp., Class A	11,573	563,258

		1,532,459

Gas Pipeline — 0.2%
SemGroup Corp., Class A	16,527	1,130,282

Glass — 0.1%
Apogee Enterprises, Inc.	11,288	478,273

Gold — 0.0%
Allied Nevada Gold Corp. (a)(b)	43,445	37,797
Coeur Mining, Inc. (a)	40,221	205,529
Gold Resource Corp.	14,583	49,291

		292,617

Health Care Equipment & Supplies — 0.0%
Inogen, Inc. (a)	2,001	62,771

Health Care Facilities — 0.7%
AAC Holdings, Inc. (a)	2,198	67,962
Adeptus Health, Inc., Class A (a)	2,152	80,485
Amsurg Corp. (a)	16,445	900,035
Capital Senior Living Corp. (a)	11,292	281,284
The Ensign Group, Inc.	7,740	343,578
Five Star Quality Care, Inc. (a)	16,494	68,450
Hanger, Inc. (a)	13,732	300,731
HealthSouth Corp.	34,213	1,315,832
Kindred Healthcare, Inc.	27,160	493,769
National Healthcare Corp.	4,002	251,485
Select Medical Holdings Corp.	30,515	439,416
Skilled Healthcare Group, Inc., Class A (a)	9,217	78,990
Surgical Care Affiliates, Inc. (a)	4,890	164,548
U.S. Physical Therapy, Inc.	4,755	199,520

		4,986,085

Health Care Management Services — 0.5%
BioScrip, Inc. (a)	26,567	185,703
Computer Programs & Systems, Inc.	4,325	262,744
Magellan Health Services, Inc. (a)	10,701	642,381
Molina Healthcare, Inc. (a)	11,715	627,104
Triple-S Management Corp., Class B (a)	9,581	229,082
Universal American Corp. (a)	16,492	153,046
WellCare Health Plans, Inc. (a)	17,023	1,396,907

		3,496,967

Health Care Services — 2.1%
Acadia Healthcare Co., Inc. (a)	16,579	1,014,801
Accelerate Diagnostics, Inc. (a)(b)	8,783	168,546
Addus HomeCare Corp. (a)	2,464	59,801
Air Methods Corp. (a)	15,211	669,740
Alliance HealthCare Services, Inc. (a)	1,898	39,839
Almost Family, Inc. (a)	3,215	93,074
Amedisys, Inc. (a)	10,587	310,728
AMN Healthcare Services, Inc. (a)	18,049	353,760
Cara Therapeutics, Inc. (a)	2,256	22,492
Care.com, Inc. (a)(b)	2,860	23,681
Catalent, Inc. (a)	18,965	528,744
Chemed Corp.	6,810	719,613
Civitas Solutions, Inc. (a)	4,415	75,187
Corvel Corp. (a)	4,321	160,828
Cross Country Healthcare, Inc. (a)	12,026	150,085
ExamWorks Group, Inc. (a)	13,465	560,009
Flexion Therapeutics, Inc. (a)	2,169	43,792
Gentiva Health Services, Inc. (a)	12,162	231,686
Globus Medical, Inc., Class A (a)	25,534	606,943
HealthEquity, Inc. (a)	4,095	104,218
Healthways, Inc. (a)	12,215	242,834
HMS Holdings Corp. (a)	34,120	721,297

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014	69

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Services (concluded)
IPC The Hospitalist Co., Inc. (a)	6,679	$306,499
LHC Group, Inc. (a)	4,796	149,539
Medidata Solutions, Inc. (a)	20,978	1,001,700
MiMedx Group, Inc. (a)	36,050	415,657
MWI Veterinary Supply, Inc. (a)	4,986	847,171
Omnicell, Inc. (a)	14,172	469,377
OvaScience, Inc. (a)	5,953	263,242
PharMerica Corp. (a)	11,666	241,603
Phibro Animal Health Corp., Class A	5,695	179,677
Quality Systems, Inc.	19,339	301,495
Roka Bioscience, Inc. (a)	1,703	7,510
Ryman Hospitality Properties	16,869	889,671
T2 Biosystems, Inc. (a)(b)	2,307	44,387
Team Health Holdings, Inc. (a)	27,291	1,570,051
Tetraphase Pharmaceuticals, Inc. (a)	10,090	400,674
WebMD Health Corp. (a)	15,036	594,674

		14,584,625

Health Care: Miscellaneous — 0.1%
MedAssets, Inc. (a)	23,837	471,019
The Providence Service Corp. (a)	4,475	163,069

		634,088

Home Building — 0.7%
Beazer Homes USA, Inc. (a)	10,446	202,235
Century Communities, Inc. (a)	1,446	24,987
Hovnanian Enterprises, Inc., Class A (a)	45,345	187,275
Installed Building Products, Inc. (a)	3,343	59,572
KB Home	32,630	540,027
LGI Homes, Inc. (a)	5,750	85,790
M/I Homes, Inc. (a)	9,573	219,796
MDC Holdings, Inc.	15,236	403,297
Meritage Homes Corp. (a)	15,256	549,063
The New Home Co., Inc. (a)	3,500	50,680
The Ryland Group, Inc.	18,268	704,414
Standard Pacific Corp. (a)	56,566	412,366
Tile Shop Holdings, Inc. (a)(b)	10,730	95,282
TRI Pointe Homes, Inc. (a)	57,061	870,180
UCP, Inc., Class A (a)	2,956	31,038
WCI Communities, Inc. (a)	4,797	93,925
William Lyon Homes, Class A (a)	6,913	140,127

		4,670,054

Hotel/Motel — 0.3%
Belmond Ltd., Class A (a)	37,531	464,258
Bloomin’ Brands, Inc. (a)	29,960	741,810
Intrawest Resorts Holdings, Inc. (a)	4,991	59,593
La Quinta Holdings, Inc. (a)	17,180	378,991
The Marcus Corp.	6,864	127,053
Morgans Hotel Group Co. (a)	11,303	88,615

		1,860,320

Household Appliances — 0.0%
National Presto Industries, Inc.	1,894	109,928

Household Equipment & Products — 0.2%
Central Garden and Pet Co., Class A (a)	16,803	160,469
CSS Industries, Inc.	3,590	99,227
Helen of Troy Ltd. (a)	11,088	721,385
Libbey, Inc. (a)	8,346	262,398
Sears Hometown and Outlet Stores, Inc. (a)	4,531	59,583

		1,303,062

Household Furnishings — 0.3%
American Woodmark Corp. (a)	4,858	196,457
Ethan Allen Interiors, Inc.	9,820	304,125
Flexsteel Industries, Inc.	1,788	57,663
Kirkland’s, Inc. (a)	5,668	133,992
La-Z-Boy, Inc.	20,318	545,335

Common Stocks	Shares	Value
Household Furnishings (concluded)
Lifetime Brands, Inc.	4,025	$69,230
Norcraft Cos., Inc. (a)	2,970	57,321
Select Comfort Corp. (a)	21,052	569,036

		1,933,159

Insurance: Life — 0.8%
American Equity Investment Life Holding Co.	28,877	842,920
Citizens, Inc. (a)(b)	17,095	129,922
CNO Financial Group, Inc.	79,587	1,370,488
FBL Financial Group, Inc., Class A	3,749	217,554
Fidelity & Guaranty Life	4,348	105,526
Independence Holding Co.	2,909	40,581
Kansas City Life Insurance Co.	1,463	70,268
National Western Life Insurance Co., Class A	868	233,709
The Phoenix Cos., Inc. (a)	2,181	150,205
Primerica, Inc.	21,207	1,150,692
Symetra Financial Corp.	29,237	673,913
Third Point Reinsurance Ltd. (a)	22,180	321,388
Trupanion, Inc. (a)	3,097	21,462

		5,328,628

Insurance: Multi-Line — 0.4%
Atlas Financial Holdings, Inc. (a)	4,480	73,114
Crawford & Co., Class B	10,900	112,052
eHealth, Inc. (a)	6,925	172,571
Horace Mann Educators Corp.	15,795	524,078
Kemper Corp.	18,028	650,991
Maiden Holdings Ltd.	19,352	247,512
PICO Holdings, Inc. (a)	8,817	166,201
Platinum Underwriters Holdings Ltd.	9,632	707,181

		2,653,700

Insurance: Property-Casualty — 1.7%
Amerisafe, Inc.	7,257	307,407
AmTrust Financial Services, Inc. (b)	11,647	655,144
Argo Group International Holdings Ltd.	10,114	561,024
Baldwin & Lyons, Inc., Class B	3,556	91,674
Donegal Group, Inc., Class A	3,240	51,775
EMC Insurance Group, Inc.	1,989	70,530
Employers Holdings, Inc.	12,244	287,856
Enstar Group Ltd. (a)	3,339	510,500
Essent Group Ltd. (a)	17,313	445,117
Federated National Holding Co.	5,291	127,831
First American Financial Corp.	41,376	1,402,646
Global Indemnity PLC (a)	3,214	91,181
Greenlight Capital Re Ltd. (a)	11,050	360,782
Hallmark Financial Services, Inc. (a)	5,566	67,293
HCI Group, Inc.	3,529	152,594
Heritage Insurance Holdings, Inc. (a)	2,803	54,462
Hilltop Holdings, Inc. (a)	26,988	538,411
Infinity Property & Casualty Corp.	4,452	343,961
Meadowbrook Insurance Group, Inc.	19,216	162,567
Montpelier Re Holdings Ltd.	14,199	508,608
National General Holdings Corp.	13,806	256,930
National Interstate Corp.	2,721	81,086
The Navigators Group, Inc. (a)	4,061	297,834
NMI Holdings, Inc., Class A (a)	19,697	179,834
OneBeacon Insurance Group Ltd.	8,618	139,612
Radian Group, Inc.	74,069	1,238,434
RLI Corp.	16,678	823,893
Safety Insurance Group, Inc.	5,004	320,306
Selective Insurance Group, Inc.	21,783	591,844
State Auto Financial Corp.	5,802	128,920
State National Cos., Inc.	9,719	116,434
Stewart Information Services Corp.	8,351	309,321
United Fire Group, Inc.	7,992	237,602
United Insurance Holdings Corp.	6,415	140,809

See Notes to Financial Statements.

70	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance: Property-Casualty (concluded)
Universal Insurance Holdings, Inc.	12,109	$247,629

		11,901,851

International Trade & Diversified Logistic — 0.0%
Global Sources Ltd. (a)	6,276	39,915

Internet Software & Services — 0.2%
Amber Road, Inc. (a)	3,274	33,460
Borderfree, Inc. (a)	2,515	22,534
ChannelAdvisor Corp. (a)	8,044	173,590
Cinedigm Corp. (a)	29,227	47,348
Coupons.com, Inc. (a)	4,777	84,792
E2open, Inc. (a)	9,142	87,855
Everyday Health, Inc. (a)	2,891	42,642
Global Eagle Entertainment, Inc. (a)	15,764	214,548
Gogo, Inc. (a)(b)	21,691	358,552
GrubHub, Inc. (a)	3,549	128,900
OPOWER, Inc. (a)(b)	2,949	41,964
TrueCar, Inc. (a)	2,980	68,242
Zendesk, Inc. (a)	4,329	105,498

		1,409,925

Leisure Time — 1.0%
Black Diamond, Inc. (a)	9,027	78,986
Callaway Golf Co.	30,265	233,040
Churchill Downs, Inc.	5,190	494,607
ClubCorp Holdings, Inc.	8,264	148,174
Escalade, Inc.	3,676	55,471
International Speedway Corp., Class A	10,772	340,934
Interval Leisure Group, Inc.	15,413	321,978
Johnson Outdoors, Inc.	1,910	59,592
Life Time Fitness, Inc. (a)	15,854	897,653
Marriott Vacations Worldwide Corp.	10,382	773,874
Nautilus, Inc. (a)	12,084	183,435
Orbitz Worldwide, Inc. (a)	20,028	164,830
Pool Corp.	17,468	1,108,170
SFX Entertainment, Inc. (a)	17,076	77,354
Smith & Wesson Holding Corp. (a)	21,456	203,188
Speedway Motorsports, Inc.	4,323	94,544
Sturm Ruger & Co., Inc. (b)	7,557	261,699
Travelport Worldwide, Ltd.	11,570	208,260
Vail Resorts, Inc.	14,004	1,276,185
West Marine, Inc. (a)	6,930	89,536

		7,071,510

Luxury Items — 0.0%
Movado Group, Inc.	7,127	202,193

Machinery: Agricultural — 0.1%
Alamo Group, Inc.	2,610	126,428
Lindsay Corp. (b)	4,738	406,236
Titan International, Inc.	17,132	182,113
Titan Machinery, Inc. (a)(b)	6,776	94,458

		809,235

Machinery: Construction & Handling — 0.1%
Astec Industries, Inc.	7,301	287,002
Douglas Dynamics, Inc.	8,564	183,527
NACCO Industries, Inc., Class A	1,728	102,574

		573,103

Machinery: Engines — 0.1%
Briggs & Stratton Corp.	18,130	370,215

Machinery: Industrial — 1.0%
Actuant Corp., Class A	25,264	688,191
Altra Industrial Motion Corp.	10,517	298,578
Applied Industrial Technologies, Inc.	16,195	738,330
Chart Industries, Inc. (a)	11,849	405,236
Columbus McKinnon Corp.	7,684	215,459

Common Stocks	Shares	Value
Machinery: Industrial (concluded)
DXP Enterprises, Inc. (a)	5,032	$254,267
EnPro Industries, Inc. (a)	8,817	553,355
The ExOne Co. (a)(b)	3,982	66,898
Graham Corp.	3,870	111,340
Hyster-Yale Materials Handling, Inc.	3,990	292,068
Intevac, Inc. (a)	9,112	70,800
John Bean Technologies Corp.	11,313	371,745
Kadant, Inc.	4,344	185,445
Manitex International, Inc. (a)	5,407	68,723
MTS Systems Corp.	5,864	439,976
Omega Flex, Inc.	1,119	42,310
Proto Labs, Inc. (a)	8,789	590,269
Tennant Co.	7,135	514,933
Twin Disc, Inc.	3,159	62,738
Woodward, Inc.	25,687	1,264,571

		7,235,232

Machinery: Specialty — 0.1%
Albany International Corp., Class A	10,893	413,825
Hurco Cos., Inc.	2,543	86,691
Xerium Technologies, Inc. (a)	4,253	67,112

		567,628

Manufactured Housing — 0.0%
Cavco Industries, Inc. (a)	3,448	273,323

Medical & Dental Instruments & Supplies — 2.0%
ABIOMED, Inc. (a)	15,483	589,283
AngioDynamics, Inc. (a)	9,603	182,553
Anika Therapeutics, Inc. (a)	5,615	228,755
Antares Pharma, Inc. (a)	44,679	114,825
AtriCure, Inc. (a)	10,632	212,215
Atrion Corp.	597	202,986
Cantel Medical Corp.	13,111	567,182
Cardiovascular Systems, Inc. (a)	10,732	322,819
Cerus Corp. (a)	30,207	188,492
CONMED Corp.	10,563	474,912
CryoLife, Inc.	10,876	123,225
Derma Sciences, Inc. (a)	8,917	83,017
Endologix, Inc. (a)	24,870	380,262
Exactech, Inc. (a)	3,868	91,169
HeartWare International, Inc. (a)	6,598	484,491
ICU Medical, Inc. (a)	5,204	426,208
Insulet Corp. (a)	21,488	989,737
Integra LifeSciences Holdings Corp. (a)	9,698	525,923
Intersect ENT, Inc. (a)	2,237	41,496
Invacare Corp.	12,468	208,964
K2M Group Holdings, Inc. (a)	3,438	71,751
Landauer, Inc.	3,650	124,611
LDR Holding Corp. (a)	6,424	210,579
Meridian Bioscience, Inc.	16,197	266,603
Merit Medical Systems, Inc. (a)	16,723	289,810
NanoString Technologies, Inc. (a)	3,936	54,828
Navidea Biopharmaceuticals, Inc. (a)(b)	58,229	110,053
Neogen Corp. (a)	14,224	705,368
NuVasive, Inc. (a)	18,074	852,370
Ocular Therapeutix, Inc. (a)	2,141	50,356
OraSure Technologies, Inc. (a)	21,693	219,967
Orthofix International NV (a)	7,122	214,087
Owens & Minor, Inc.	24,454	858,580
Quidel Corp. (a)	11,062	319,913
Sientra, Inc. (a)	1,918	32,203
Staar Surgical Co. (a)	14,861	135,384
STERIS Corp.	22,911	1,485,778
SurModics, Inc. (a)	5,042	111,428
Symmetry Surgical, Inc. (a)	3,756	29,259
Tornier NV (a)	13,769	351,110
TransEnterix, Inc. (a)	10,468	30,462

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014	71

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Medical & Dental Instruments & Supplies (concluded)
TriVascular Technologies, Inc. (a)(b)	2,770	$34,819
Unilife Corp. (a)(b)	42,507	142,398
Utah Medical Products, Inc.	1,480	88,874
Vascular Solutions, Inc. (a)	6,652	180,668
Volcano Corp. (a)	19,928	356,313

		13,766,086

Medical Equipment — 1.3%
Abaxis, Inc.	8,702	494,535
Accuray, Inc. (a)	29,861	225,451
Affymetrix, Inc. (a)	28,284	279,163
Analogic Corp.	4,825	408,243
Cyberonics, Inc. (a)	10,430	580,742
Cynosure, Inc., Class A (a)	8,666	237,622
DexCom, Inc. (a)	29,034	1,598,322
Fluidigm Corp. (a)	10,894	367,455
Greatbatch, Inc. (a)	9,657	476,090
Haemonetics Corp. (a)	20,235	757,194
Luminex Corp. (a)	14,604	273,971
Masimo Corp. (a)	17,381	457,816
Merge Healthcare, Inc. (a)	26,938	95,899
Natus Medical, Inc. (a)	12,462	449,130
Nevro Corp. (a)	3,095	119,684
NxStage Medical, Inc. (a)	23,794	426,626
Oxford Immunotec Global PLC (a)	5,102	69,489
Spectranetics Corp. (a)	16,113	557,188
Tandem Diabetes Care, Inc. (a)	3,072	39,014
Thoratec Corp. (a)	22,057	715,970
Zeltiq Aesthetics, Inc. (a)	11,265	314,406

		8,944,010

Medical Services — 0.2%
Bio-Reference Laboratories, Inc. (a)	9,565	307,323
PAREXEL International Corp. (a)	22,075	1,226,487

		1,533,810

Metal Fabricating — 0.7%
Advanced Drainage Systems, Inc.	5,953	136,800
Ampco-Pittsburgh Corp.	3,093	59,540
Dynamic Materials Corp.	5,425	86,908
Global Brass & Copper Holdings, Inc.	8,531	112,268
Haynes International, Inc.	4,808	233,188
LB Foster Co., Class A	4,026	195,543
Mueller Industries, Inc.	21,967	749,953
Mueller Water Products, Inc., Series A	61,779	632,617
NN, Inc.	6,868	141,206
Northwest Pipe Co. (a)	3,608	108,673
RBC Bearings, Inc.	9,007	581,222
Rexnord Corp. (a)	29,171	822,914
RTI International Metals, Inc. (a)	11,943	301,680
Worthington Industries, Inc.	19,963	600,687

		4,763,199

Metals & Minerals: Diversified — 0.6%
Alpha Natural Resources, Inc. (a)(b)	86,007	143,632
Commercial Metals Co.	45,653	743,687
Globe Specialty Metals, Inc.	24,756	426,546
Hecla Mining Co.	143,216	399,573
Materion Corp.	7,980	281,135
Minerals Technologies, Inc.	13,366	928,269
Molycorp, Inc. (a)(b)	75,611	66,583
Oil-Dri Corp. of America	1,888	61,605
Ring Energy, Inc. (a)	7,757	81,449
SunCoke Energy, Inc.	25,717	497,367
U.S. Silica Holdings, Inc.	20,880	536,407
United States Lime & Minerals, Inc.	750	54,645

		4,220,898

Common Stocks	Shares	Value
Office Supplies & Equipement — 0.7%
ACCO Brands Corp. (a)	44,285	$399,008
Eastman Kodak Co. (a)	6,927	150,385
Electronics for Imaging, Inc. (a)	18,056	773,338
Herman Miller, Inc.	22,967	675,919
HNI Corp.	17,482	892,631
Kimball International, Inc., Class B	13,265	120,977
Knoll, Inc.	18,787	397,721
Steelcase, Inc., Class A	32,027	574,885
United Stationers, Inc.	15,304	645,216

		4,630,080

Offshore Drilling & Other Services — 0.0%
Hercules Offshore, Inc. (a)(b)	63,064	63,064
North Atlantic Drilling, Ltd.	26,731	43,571
Vantage Drilling Co. (a)	85,202	41,647

		148,282

Oil Well Equipment & Services — 0.8%
Basic Energy Services, Inc. (a)	12,423	87,085
Dawson Geophysical Co.	3,306	40,432
Exterran Holdings, Inc.	22,684	739,045
Flotek Industries, Inc. (a)	20,866	390,820
FMSA Holdings, Inc. (a)	9,312	64,439
Forum Energy Technologies, Inc. (a)	23,108	479,029
Glori Energy, Inc. (a)(b)	5,086	21,260
Gulf Island Fabrication, Inc.	5,685	110,232
Helix Energy Solutions Group, Inc. (a)	40,898	887,487
Hornbeck Offshore Services, Inc. (a)	14,105	352,202
Independence Contract Drilling, Inc. (a)	3,763	19,643
ION Geophysical Corp. (a)	49,875	137,156
Key Energy Services, Inc. (a)	51,151	85,422
Matrix Service Co. (a)	10,303	229,963
McDermott International, Inc. (a)	92,196	268,290
Mitcham Industries, Inc. (a)	5,440	32,259
Natural Gas Services Group, Inc. (a)	4,932	113,633
Newpark Resources, Inc. (a)	32,897	313,837
Nuverra Environmental Solutions, Inc. (a)(b)	6,238	34,621
Parker Drilling Co. (a)	47,238	145,021
Profire Energy, Inc. (a)(b)	6,300	14,364
RigNet, Inc. (a)	4,617	189,436
SEACOR Holdings, Inc. (a)	7,200	531,432
Tesco Corp.	13,425	172,109
TETRA Technologies, Inc. (a)	30,684	204,969
Willbros Group, Inc. (a)	14,923	93,567

		5,757,753

Oil, Gas & Consumable Fuels — 0.3%
Ardmore Shipping Corp.	6,945	83,132
CARBO Ceramics, Inc.	7,685	307,784
DHT Holdings, Inc.	36,027	263,357
Dorian LPG, Ltd. (a)	2,658	36,920
Emerald Oil, Inc. (a)(b)	23,794	28,553
EXCO Resources, Inc. (b)	59,200	128,464
Gastar Exploration, Inc. (a)	26,608	64,125
Navios Maritime Acq Corp.	32,496	117,960
Pacific Ethanol, Inc. (a)	9,199	95,026
Parsley Energy, Inc., Class A (a)	20,672	329,925
Plug Power, Inc. (a)(b)	64,585	193,755
RSP Permian, Inc. (a)	9,075	228,146
TransAtlantic Petroleum, Ltd. (a)	8,454	45,567

		1,922,714

Oil: Crude Producers — 1.1%
Abraxas Petroleum Corp. (a)	35,179	103,426
American Eagle Energy Corp. (a)	12,925	8,047
Apco Oil and Gas International, Inc. (a)	3,414	47,898
Approach Resources, Inc. (a)(b)	14,965	95,626
Bill Barrett Corp. (a)	19,318	220,032

See Notes to Financial Statements.

72	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil: Crude Producers (concluded)
Bonanza Creek Energy, Inc. (a)	12,767	$306,408
BPZ Resources, Inc. (a)	48,818	14,108
Callon Petroleum Co. (a)	21,558	117,491
Carrizo Oil & Gas, Inc. (a)	17,643	733,949
Clayton Williams Energy, Inc. (a)	2,289	146,038
Comstock Resources, Inc. (b)	18,465	125,747
Contango Oil & Gas Co. (a)	6,767	197,867
Diamondback Energy, Inc. (a)	16,237	970,648
Eclipse Resources Corp. (a)	11,625	81,724
Energy XXI Bermuda Ltd. (b)	35,911	117,070
Evolution Petroleum Corp.	7,574	56,275
FX Energy, Inc. (a)	22,182	34,382
Goodrich Petroleum Corp. (a)(b)	13,980	62,071
Halcon Resources Corp. (a)(b)	100,619	179,102
Harvest Natural Resources, Inc. (a)	17,052	30,864
Isramco, Inc. (a)(b)	337	46,506
Jones Energy, Inc., Class A (a)	4,612	52,623
Magnum Hunter Resources Corp. (a)(b)	77,138	242,213
Midstates Petroleum Co., Inc. (a)(b)	15,172	22,910
Northern Oil and Gas, Inc. (a)	23,787	134,397
ONE Gas, Inc.	20,166	831,243
Panhandle Oil and Gas, Inc.	5,288	123,105
PDC Energy, Inc. (a)	13,886	573,075
Penn Virginia Corp. (a)	25,305	169,037
PetroQuest Energy, Inc. (a)	23,024	86,110
Quicksilver Resources, Inc. (a)(b)	53,958	10,695
Resolute Energy Corp. (a)	27,594	36,424
Rex Energy Corp. (a)	19,118	97,502
Rosetta Resources, Inc. (a)	23,867	532,473
Sanchez Energy Corp. (a)(b)	19,859	184,490
Stone Energy Corp. (a)	21,839	368,642
Swift Energy Co. (a)(b)	17,269	69,939
Synergy Resources Corp. (a)	25,820	323,783
Triangle Petroleum Corp. (a)(b)	26,270	125,571
Vaalco Energy, Inc. (a)	18,888	86,129
W&T Offshore, Inc.	13,248	97,240
Warren Resources, Inc. (a)	27,529	44,322

		7,907,202

Oil: Refining & Marketing — 0.3%
Adams Resources & Energy, Inc.	798	39,860
Alon USA Energy, Inc.	10,149	128,588
Clean Energy Fuels Corp. (a)	27,328	136,503
Delek U.S. Holdings, Inc.	23,014	627,822
Miller Energy Resources, Inc. (a)(b)	12,729	15,911
Renewable Energy Group, Inc. (a)	13,436	130,463
Trecora Resources (a)	7,421	109,089
Vertex Energy, Inc. (a)(b)	5,225	21,893
Western Refining, Inc.	20,647	780,044

		1,990,173

Paints & Coatings — 0.2%
Chase Corp.	2,542	91,487
Ferro Corp. (a)	27,858	361,040
HB Fuller Co.	19,440	865,663
Kronos Worldwide, Inc.	8,228	107,128

		1,425,318

Paper — 0.5%
Clearwater Paper Corp. (a)	7,956	545,384
KapStone Paper and Packaging Corp.	32,883	963,801
Neenah Paper, Inc.	6,449	388,681
PH Glatfelter Co.	16,800	429,576
Resolute Forest Products (a)	25,268	444,969
Schweitzer-Mauduit International, Inc.	11,889	502,905
Wausau Paper Corp.	16,574	188,446

		3,463,762

Common Stocks	Shares	Value
Personal Care — 0.1%
The Female Health Co.	8,082	$31,681
Orchids Paper Products Co.	3,162	92,046
PhotoMedex, Inc. (a)(b)	5,565	8,515
USANA Health Sciences, Inc. (a)	2,212	226,929
WD-40 Co.	5,810	494,315

		853,486

Pharmaceuticals — 2.9%
ACADIA Pharmaceuticals, Inc. (a)	30,537	969,550
AcelRx Pharmaceuticals, Inc. (a)(b)	9,825	66,122
Achaogen, Inc. (a)	2,870	37,454
Achillion Pharmaceuticals, Inc. (a)	37,510	459,498
Adamas Pharmaceuticals, Inc. (a)	1,173	20,375
Aerie Pharmaceuticals, Inc. (a)	4,086	119,270
Agios Pharmaceuticals, Inc. (a)	5,666	634,819
Akorn, Inc. (a)	24,148	874,158
Amphastar Pharmaceuticals, Inc. (a)	3,450	40,055
Ampio Pharmaceuticals, Inc. (a)(b)	15,852	54,372
Anacor Pharmaceuticals, Inc. (a)	12,736	410,736
Aratana Therapeutics, Inc. (a)	11,152	198,729
Auspex Pharmaceuticals, Inc. (a)	3,609	189,400
Auxilium Pharmaceuticals, Inc. (a)	19,490	670,164
AVANIR Pharmaceuticals, Inc. (a)	74,683	1,265,877
Biospecifics Technologies Corp. (a)	1,379	53,257
Cambrex Corp. (a)	11,907	257,429
Cempra, Inc. (a)	9,612	225,978
Chimerix, Inc. (a)	11,697	470,921
Corcept Therapeutics, Inc. (a)	19,964	59,892
Depomed, Inc. (a)	22,490	362,314
Dicerna Pharmaceuticals, Inc. (a)	1,444	23,783
Egalet Corp. (a)	1,683	9,576
Enanta Pharmaceuticals, Inc. (a)	4,016	204,214
Endocyte, Inc. (a)	14,760	92,840
Esperion Therapeutics, Inc. (a)	2,333	94,347
Furiex Pharamceuticals, Inc.	3,003	30,030
Galectin Therapeutics, Inc. (a)	7,543	26,174
Horizon Pharma PLC (a)	25,198	324,802
Immune Design Corp. (a)	2,381	73,287
Impax Laboratories, Inc. (a)	27,157	860,334
Infinity Pharmaceuticals, Inc. (a)	18,826	317,971
Intra-Cellular Therapies, Inc. (a)(b)	6,659	117,531
Ironwood Pharmaceuticals, Inc. (a)	46,372	710,419
Isis Pharmaceuticals, Inc. (a)	45,583	2,814,294
Kite Pharma, Inc. (a)(b)	3,626	209,111
Lannett Co., Inc. (a)	9,978	427,857
The Medicines Co. (a)	25,228	698,059
Nanoviricides, Inc. (a)(b)	16,944	46,088
NeoStem, Inc. (a)(b)	10,036	37,836
Ohr Pharmaceutical, Inc. (a)(b)	7,948	66,286
Otonomy, Inc. (a)	2,816	93,857
Pacira Pharmaceuticals, Inc. (a)	13,811	1,224,483
Pain Therapeutics, Inc. (a)	15,839	32,153
Pernix Therapeutics Holdings (a)	12,636	118,652
Portola Pharmaceuticals, Inc. (a)	16,544	468,526
Pozen, Inc. (a)	10,624	84,992
Prestige Brands Holdings, Inc. (a)	20,115	698,393
Radius Health, Inc. (a)	3,017	117,391
Receptos, Inc. (a)	8,499	1,041,213
Relypsa, Inc. (a)	6,526	201,001
Revance Therapeutics, Inc. (a)	3,464	58,680
Sagent Pharmaceuticals, Inc. (a)	8,506	213,586
Sciclone Pharmaceuticals, Inc. (a)	20,032	175,480
Spectrum Pharmaceuticals, Inc. (a)	25,554	177,089
Supernus Pharmaceuticals, Inc. (a)	11,352	94,222
TG Therapeutics, Inc. (a)	10,431	165,227
TherapeuticsMD, Inc. (a)	41,852	186,241
Theravance Biopharma, Inc. (a)	9,012	134,459

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014	73

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Ultragenyx Pharmaceutical, Inc. (a)	2,729	$119,749
Vivus, Inc. (a)(b)	35,964	103,576
XenoPort, Inc. (a)	22,394	196,395
Zafgen, Inc. (a)	2,652	81,788
Zogenix, Inc. (a)	48,087	65,879
ZS Pharma, Inc. (a)(b)	2,616	108,747

		20,586,988

Plastics — 0.1%
A. Schulman, Inc.	11,300	457,989
Ply Gem Holdings, Inc. (a)	8,317	116,272
Trinseo SA (a)	4,533	79,101

		653,362

Power Transmission Equipment — 0.3%
Advanced Energy Industries, Inc. (a)	15,969	378,465
Generac Holdings, Inc. (a)	26,709	1,248,913
Global Power Equipment Group, Inc.	6,637	91,657
Maxwell Technologies, Inc. (a)	11,883	108,373
Powell Industries, Inc.	3,605	176,897
Vicor Corp. (a)	6,316	76,424

		2,080,729

Precious Metals & Minerals — 0.1%
Horsehead Holding Corp. (a)	19,705	311,930
Stillwater Mining Co. (a)	46,496	685,351

		997,281

Printing & Copying Services — 0.2%
Casella Waste Systems, Inc. (a)	15,074	60,899
Cenveo, Inc. (a)	21,392	44,923
Cimpress NV (a)	12,918	966,783

		1,072,605

Producer Durables: Miscellaneous — 0.1%
Blount International, Inc. (a)	19,239	338,029
Park-Ohio Holdings Corp.	3,398	214,176

		552,205

Production Technology Equipment — 1.0%
Axcelis Technologies, Inc. (a)	42,825	109,632
Brooks Automation, Inc.	25,854	329,638
Cognex Corp. (a)	33,645	1,390,548
Cohu, Inc.	9,909	117,917
Electro Scientific Industries, Inc.	9,335	72,440
Entegris, Inc. (a)	53,947	712,640
FEI Co.	16,377	1,479,662
GSI Group, Inc. (a)	11,748	172,931
MKS Instruments, Inc.	20,714	758,132
Nanometrics, Inc. (a)	9,232	155,282
Photronics, Inc. (a)	23,606	196,166
Rudolph Technologies, Inc. (a)	12,725	130,177
Tessera Technologies, Inc.	20,693	739,982
Ultra Clean Holdings, Inc. (a)	11,512	106,831
Ultratech, Inc. (a)	10,893	202,174
Veeco Instruments, Inc. (a)	15,523	541,442

		7,215,594

Publishing — 0.6%
AH Belo Corp.	7,170	74,425
Daily Journal Corp. (a)	415	109,149
Dex Media, Inc. (a)	5,741	51,497
Eros International PLC (a)	8,596	181,891
Journal Communications, Inc., Class A (a)	17,458	199,545
Lee Enterprises, Inc. (a)	20,392	75,043
Martha Stewart Living Omnimedia, Class A (a)	11,528	49,686
The McClatchy Co., Class A (a)	23,664	78,564
Media General, Inc. (a)	21,116	353,271

Common Stocks	Shares	Value
Publishing (concluded)
Meredith Corp.	13,935	$756,949
New Media Investment Group, Inc.	14,247	336,657
The New York Times Co., Class A	53,732	710,337
Scholastic Corp.	10,263	373,778
Time, Inc.	42,732	1,051,634

		4,402,426

Radio & TV Broadcasters — 0.3%
Central European Media Enterprises Ltd. (a)	27,697	88,907
Crown Media Holdings, Inc., Class A (a)	13,437	47,567
Cumulus Media, Inc., Class A (a)	55,696	235,594
Entercom Communications Corp., Class A (a)	9,615	116,918
Entravision Communications Corp., Class A	22,160	143,597
Gray Television, Inc. (a)	19,245	215,544
Nexstar Broadcasting Group, Inc., Class A	11,877	615,110
Radio One, Inc., Class D (a)	9,662	16,136
Saga Communications, Inc., Class A	1,431	62,220
Salem Communications Corp., Class A	4,446	34,768
Sinclair Broadcast Group, Inc., Class A	26,643	728,952
Townsquare Media, Inc. (a)	3,307	43,652

		2,348,965

Railroad Equipment — 0.1%
American Railcar Industries, Inc.	3,657	188,335
FreightCar America, Inc.	4,665	122,736
The Greenbrier Cos., Inc. (b)	10,705	575,180

		886,251

Real Estate — 0.3%
AV Homes, Inc. (a)	4,451	64,851
Consolidated-Tomoka Land Co.	1,691	94,358
Forestar Group, Inc. (a)	13,643	210,102
HFF, Inc., Class A	12,729	457,226
Kennedy-Wilson Holdings, Inc.	27,881	705,389
The St. Joe Co. (a)	16,367	300,989
Tejon Ranch Co. (a)	5,325	156,875

		1,989,790

Real Estate Investment Trusts (REITs) — 8.9%
Acadia Realty Trust	24,952	799,213
AG Mortgage Investment Trust, Inc.	11,039	204,994
Agree Realty Corp.	6,516	202,582
Alexander & Baldwin, Inc.	18,929	743,153
Alexander’s, Inc.	818	357,613
Altisource Residential Corp.	22,244	431,534
American Assets Trust, Inc.	13,915	553,956
American Capital Mortgage Investment Corp.	19,760	372,278
American Realty Capital Healthcare Trust, Inc.	65,669	781,461
American Residential Properties, Inc. (a)	12,615	221,646
AmREIT, Inc., Class B	7,614	202,076
Anworth Mortgage Asset Corp.	43,707	229,462
Apollo Commercial Real Estate Finance, Inc.	17,994	294,382
Ares Commercial Real Estate Corp.	11,353	130,332
Armada Hoffler Properties, Inc.	9,715	92,195
ARMOUR Residential REIT, Inc.	138,756	510,622
Ashford Hospitality Prime, Inc.	8,691	149,138
Ashford Hospitality Trust, Inc.	27,002	282,981
Associated Estates Realty Corp.	22,352	518,790
Aviv REIT, Inc.	7,643	263,531
Campus Crest Communities, Inc.	25,123	183,649
Capstead Mortgage Corp.	37,149	456,190
CareTrust REIT, Inc.	7,675	94,633
Catchmark Timber Trust, Inc.	7,537	85,319
Cedar Realty Trust, Inc.	30,937	227,078
Chambers Street Properties	92,082	742,181
Chatham Lodging Trust	13,242	383,621
Chesapeake Lodging Trust	21,288	792,127
Colony Financial, Inc.	41,723	993,842

See Notes to Financial Statements.

74	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
CorEnergy Infrastructure Trust, Inc.	17,459	$113,134
Coresite Realty Corp.	8,253	322,280
Cousins Properties, Inc.	85,472	976,090
CubeSmart	62,860	1,387,320
CyrusOne, Inc.	12,861	354,321
CYS Investments, Inc.	63,409	552,926
DCT Industrial Trust, Inc.	31,984	1,140,549
DiamondRock Hospitality Co.	75,948	1,129,347
DuPont Fabros Technology, Inc.	24,750	822,690
Dynex Capital, Inc.	21,310	175,808
EastGroup Properties, Inc.	12,171	770,668
Education Realty Trust, Inc.	16,288	595,978
Empire State Realty Trust, Inc., Class A	35,756	628,591
EPR Properties	22,179	1,278,176
Equity One, Inc.	23,867	605,267
Excel Trust, Inc.	23,770	318,280
FelCor Lodging Trust, Inc.	48,221	521,751
First Industrial Realty Trust, Inc.	42,705	878,015
First Potomac Realty Trust	22,837	282,265
Franklin Street Properties Corp.	34,895	428,162
Geo Group, Inc.	28,120	1,134,923
Getty Realty Corp.	9,977	181,681
Gladstone Commercial Corp.	6,764	116,138
Glimcher Realty Trust	56,318	773,809
Government Properties Income Trust	26,595	611,951
Gramercy Property Trust, Inc.	72,461	499,981
Hatteras Financial Corp.	37,333	688,047
Healthcare Realty Trust, Inc.	37,261	1,017,971
Hersha Hospitality Trust	77,810	547,004
Highwoods Properties, Inc.	34,983	1,549,047
Hudson Pacific Properties, Inc.	21,329	641,150
Inland Real Estate Corp.	34,099	373,384
Invesco Mortgage Capital, Inc.	47,659	736,808
Investors Real Estate Trust	43,607	356,269
iStar Financial, Inc. (a)	32,799	447,706
Kite Realty Group Trust	12,864	369,711
KYTHERA Biopharmaceuticals, Inc. (a)	6,751	234,125
LaSalle Hotel Properties	43,315	1,752,958
Lexington Realty Trust	79,805	876,259
LTC Properties, Inc.	13,525	583,874
Mack-Cali Realty Corp.	34,498	657,532
Medical Properties Trust, Inc.	66,988	923,095
Monmouth Real Estate Investment Corp., Class A	21,797	241,293
National Health Investors, Inc.	14,546	1,017,638
New Residential Investment Corp.	55,028	702,708
New York Mortgage Trust, Inc.	41,300	318,423
New York REIT, Inc.	62,946	666,598
One Liberty Properties, Inc.	4,621	109,379
Owens Realty Mortgage, Inc. REIT	4,019	58,878
Parkway Properties, Inc.	30,577	562,311
Pebblebrook Hotel Trust	27,701	1,263,997
Pennsylvania Real Estate Investment Trust	26,635	624,857
PennyMac Mortgage Investment Trust (c)	28,817	607,751
Physicians Realty Trust	18,452	306,303
Potlatch Corp.	15,800	661,546
PS Business Parks, Inc.	7,569	602,038
QTS Realty Trust, Inc., Class A	4,591	155,359
RAIT Financial Trust	31,620	242,525
Ramco-Gershenson Properties Trust	29,983	561,881
Redwood Trust, Inc.	32,279	635,896
Resource Capital Corp.	50,440	254,218
Retail Opportunity Investments Corp.	35,043	588,372
Rexford Industrial Realty, Inc.	17,991	282,639
RLJ Lodging Trust	50,729	1,700,943
Rouse Properties, Inc. (b)	14,518	268,873
Sabra Health Care REIT, Inc.	21,036	638,863
Saul Centers, Inc.	3,817	218,294

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Select Income REIT	14,325	$349,673
Silver Bay Realty Trust Corp.	14,202	235,185
Sovran Self Storage, Inc.	12,793	1,115,805
STAG Industrial, Inc.	21,977	538,437
Starwood Waypoint Residential Trust	15,203	400,903
STORE Capital Corp.	12,351	266,905
Strategic Hotels & Resorts, Inc. (a)	103,686	1,371,766
Summit Hotel Properties, Inc.	33,089	411,627
Sun Communities, Inc.	18,600	1,124,556
Sunstone Hotel Investors, Inc.	79,763	1,316,887
Terreno Realty Corp.	16,351	337,321
Trade Street Residential, Inc.	6,914	53,169
UMH Properties, Inc. (b)	7,812	74,605
Universal Health Realty Income Trust	4,736	227,896
Urstadt Biddle Properties, Inc., Class A	10,436	228,340
Walter Investment Management Corp. (a)(b)	14,689	242,515
Washington Real Estate Investment Trust	25,884	715,951
Western Asset Mortgage Capital Corp. (b)	16,558	243,403
Whitestone REIT	8,809	133,104

		62,335,251

Recreational Vehicles & Boats — 0.4%
Arctic Cat, Inc.	5,025	178,387
Brunswick Corp.	35,968	1,843,720
Drew Industries, Inc. (a)	9,176	468,618
Malibu Boats, Inc. (a)	3,388	65,287
Marine Products Corp.	4,468	37,710
Winnebago Industries, Inc.	10,610	230,874

		2,824,596

Rental & Leasing Services: Consumer — 0.1%
Rent-A-Center, Inc.	20,490	744,197

Restaurants — 1.9%
Biglari Holdings, Inc. (a)	674	269,270
BJ’s Restaurants, Inc. (a)	8,408	422,166
Bob Evans Farms, Inc.	9,575	490,048
Bravo Brio Restaurant Group, Inc. (a)	7,384	102,711
Buffalo Wild Wings, Inc. (a)	7,333	1,322,727
Carrols Restaurant Group, Inc. (a)	13,888	105,965
The Cheesecake Factory, Inc.	19,375	974,756
Cracker Barrel Old Country Store, Inc.	7,388	1,039,935
Dave & Buster’s Entertainment, Inc. (a)	2,497	68,168
Denny’s Corp. (a)	33,838	348,870
Diamond Resorts International, Inc. (a)	13,723	382,872
DineEquity, Inc.	6,455	668,996
El Pollo Loco Holdings, Inc. (a)	3,121	62,326
Ellie Mae, Inc. (a)	10,890	439,085
Famous Dave’s Of America, Inc. (a)	1,784	46,866
Fiesta Restaurant Group, Inc. (a)	10,382	631,226
The Habit Restaurants, Inc. (a)	2,140	69,229
Ignite Restaurant Group, Inc. (a)	3,176	24,995
Jack in the Box, Inc.	15,510	1,240,180
Jamba, Inc. (a)	6,692	100,982
Krispy Kreme Doughnuts, Inc. (a)	25,311	499,639
Nathan’s Famous, Inc. (a)	1,211	96,880
Noodles & Co. (a)	4,190	110,406
Papa John’s International, Inc.	11,862	661,900
Papa Murphy’s Holdings, Inc. (a)(b)	2,464	28,632
Popeyes Louisiana Kitchen, Inc. (a)	9,167	515,827
Potbelly Corp. (a)	5,847	75,251
Red Robin Gourmet Burgers, Inc. (a)	5,549	427,134
Ruby Tuesday, Inc. (a)	23,823	162,949
Ruth’s Hospitality Group, Inc.	13,985	209,775
Sonic Corp.	21,103	574,635
Texas Roadhouse, Inc.	27,001	911,554
Zoe’s Kitchen, Inc. (a)	2,218	66,340

		13,152,295

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014	75

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Scientific Instruments: Control & Filter — 0.4%
Brady Corp., Class A	18,592	$508,305
CIRCOR International, Inc.	6,862	413,641
Energy Recovery, Inc. (a)(b)	15,446	81,401
ESCO Technologies, Inc.	10,290	379,701
The Gorman-Rupp Co.	7,327	235,343
Sun Hydraulics Corp.	8,633	339,968
Thermon Group Holdings, Inc. (a)	12,407	300,125
Watts Water Technologies, Inc., Class A	11,052	701,139

		2,959,623

Scientific Instruments: Electrical — 0.6%
AZZ, Inc.	9,922	465,540
EnerSys, Inc.	18,209	1,123,860
Franklin Electric Co., Inc.	18,477	693,442
GrafTech International Ltd. (a)	45,652	230,999
Houston Wire & Cable Co.	6,853	81,893
Littelfuse, Inc.	8,717	842,672
Preformed Line Products Co.	1,022	55,832
Taser International, Inc. (a)	20,903	553,512

		4,047,750

Scientific Instruments: Gauges & Meters — 0.2%
Badger Meter, Inc.	5,615	333,250
FARO Technologies, Inc. (a)	6,681	418,765
Itron, Inc. (a)	15,237	644,373
Mesa Laboratories, Inc.	1,088	84,113
Vishay Precision Group, Inc. (a)	5,035	86,401

		1,566,902

Scientific Instruments: Pollution Control — 0.3%
Ceco Environmental Corp.	8,162	126,837
Darling International, Inc. (a)	63,886	1,160,170
Heritage-Crystal Clean, Inc. (a)	4,086	50,380
Team, Inc. (a)	7,958	321,981
U.S. Ecology, Inc.	8,376	336,045

		1,995,413

Securities Brokerage & Services — 0.4%
BGC Partners, Inc., Class A	67,387	616,591
FXCM, Inc., Class A	17,719	293,604
Gain Capital Holdings, Inc.	9,201	82,993
GFI Group, Inc.	29,476	160,644
INTL. FCStone, Inc. (a)	6,064	124,737
Investment Technology Group, Inc. (a)	13,989	291,251
Ladenburg Thalmann Financial Services, Inc. (a)	38,283	151,218
MarketAxess Holdings, Inc.	14,616	1,048,113
SWS Group, Inc. (a)	11,889	82,153

		2,851,304

Semiconductors & Components — 2.8%
Alpha & Omega Semiconductor Ltd. (a)	8,107	71,747
Amkor Technology, Inc. (a)	33,183	235,599
Applied Micro Circuits Corp. (a)	30,341	197,823
Audience, Inc. (a)	5,958	26,215
Cavium, Inc. (a)	20,481	1,266,135
Ceva, Inc. (a)	8,118	147,261
Cirrus Logic, Inc. (a)	24,088	567,754
Cypress Semiconductor Corp. (a)	61,143	873,122
Diodes, Inc. (a)	14,124	389,399
DSP Group, Inc. (a)	8,566	93,112
Entropic Communications, Inc. (a)	34,423	87,090
Exar Corp. (a)	15,299	156,050
Fairchild Semiconductor International, Inc. (a)	48,429	817,482
FormFactor, Inc. (a)	21,493	184,840
Inphi Corp. (a)	12,167	224,846
Integrated Device Technology, Inc. (a)	51,754	1,014,378
Integrated Silicon Solution, Inc.	11,718	194,167
International Rectifier Corp. (a)	27,627	1,102,317

Common Stocks	Shares	Value
Semiconductors & Components (concluded)
Intersil Corp., Class A	49,853	$721,373
IXYS Corp.	9,662	121,741
Kopin Corp. (a)	25,611	92,712
Lattice Semiconductor Corp. (a)	45,666	314,639
MA-COM Technology Solutions Holdings, Inc. (a)	4,722	147,704
MaxLinear, Inc., Class A (a)	10,742	79,598
Micrel, Inc.	17,244	250,211
Microsemi Corp. (a)	36,821	1,044,980
Monolithic Power Systems, Inc.	14,953	743,762
OmniVision Technologies, Inc. (a)	21,725	564,850
Pericom Semiconductor Corp. (a)	8,584	116,227
PMC — Sierra, Inc. (a)	67,207	615,616
Power Integrations, Inc.	11,797	610,377
QuickLogic Corp. (a)(b)	21,118	66,311
Rambus, Inc. (a)	44,117	489,258
RF Micro Devices, Inc. (a)	107,459	1,782,745
Rubicon Technology, Inc. (a)	10,210	46,660
Semtech Corp. (a)	26,072	718,805
Silicon Image, Inc. (a)	29,910	165,103
Silicon Laboratories, Inc. (a)	16,847	802,254
Spansion, Inc., Class A (a)	23,410	801,090
TriQuint Semiconductor, Inc. (a)	68,473	1,886,431
Vitesse Semiconductor Corp. (a)	20,797	78,613

		19,910,397

Semiconductors & Semiconductor Equipment — 0.1%
Ambarella, Inc. (a)(b)	11,158	565,934
Cascade Microtech, Inc. (a)	5,037	73,591
Xcerra Corp. (a)	20,614	188,824

		828,349

Shipping — 0.5%
Baltic Trading Ltd.	18,421	46,237
Frontline Ltd. (a)(b)	24,976	62,690
GasLog Ltd.	16,368	333,089
Gulfmark Offshore, Inc., Class A	10,455	255,311
International Shipholding Corp.	2,309	34,404
Knightsbridge Tankers Ltd.	12,818	58,065
Matson, Inc.	16,647	574,654
Navios Maritime Holdings, Inc.	30,735	126,321
Nordic American Offshore, Ltd.	6,898	84,707
Nordic American Tankers Ltd.	34,539	347,808
Safe Bulkers, Inc.	14,966	58,517
Scorpio Tankers, Inc.	63,541	552,171
Ship Finance International Ltd. (b)	22,914	323,546
Teekay Tankers Ltd., Class A	24,072	121,804
Ultrapetrol Bahamas Ltd. (a)	9,205	19,699
UTI Worldwide, Inc. (a)	35,470	428,123

		3,427,146

Software — 0.4%
Actua Corp. (a)	15,946	294,523
Castlight Health, Inc. (a)(b)	4,965	58,090
Comverse, Inc. (a)	8,756	164,438
Five9, Inc. (a)	5,079	22,754
FleetMatics Group PLC (a)	14,489	514,215
Gigamon, Inc. (a)	9,435	167,283
Globant SA (a)	2,463	38,472
Kofax, Ltd. (a)	28,811	202,541
MobileIron, Inc. (a)	4,728	47,091
Model N, Inc. (a)	7,263	77,133
Park City Group, Inc. (a)(b)	3,464	31,245
Paycom Software, Inc. (a)	2,566	67,563
Qualys, Inc. (a)	7,768	293,242
Rally Software Development Corp. (a)	9,528	108,333
The Rubicon Project, Inc. (a)	3,060	49,388
Trulia, Inc. (a)	14,313	658,827

See Notes to Financial Statements.

76	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Software (concluded)
Vringo, Inc. (a)(b)	30,292	$16,664

		2,811,802

Specialty Retail — 3.3%
1-800-Flowers.com, Inc., Class A (a)	9,507	78,338
Aeéropostale, Inc. (a)	31,304	72,625
America’s Car-Mart, Inc. (a)	3,019	161,154
American Eagle Outfitters, Inc.	75,462	1,047,413
ANN, Inc. (a)	18,185	663,389
Asbury Automotive Group, Inc. (a)	11,877	901,702
Barnes & Noble, Inc. (a)	15,897	369,128
bebe Stores, Inc.	12,482	27,336
Big 5 Sporting Goods Corp.	7,035	102,922
Blue Nile, Inc. (a)	4,734	170,471
Boot Barn Holdings, Inc. (a)	2,140	38,948
Brown Shoe Co., Inc.	16,927	544,203
The Buckle, Inc. (b)	10,940	574,569
Build-A-Bear Workshop, Inc. (a)	4,746	95,395
Burlington Stores, Inc. (a)	11,098	524,491
The Cato Corp., Class A	10,620	447,952
The Children’s Place Retail Stores, Inc.	8,556	487,692
Christopher & Banks Corp. (a)	14,448	82,498
Citi Trends, Inc. (a)	6,000	151,500
Conn’s, Inc. (a)(b)	10,797	201,796
The Container Store Group, Inc. (a)(b)	6,662	127,444
Destination Maternity Corp.	5,441	86,784
Destination XL Group, Inc. (a)	13,610	74,311
Express, Inc. (a)	32,775	481,465
The Finish Line, Inc., Class A	18,706	454,743
Five Below, Inc. (a)	21,073	860,411
Francesca’s Holdings Corp. (a)	16,465	274,965
FTD Cos., Inc. (a)	7,350	255,927
Genesco, Inc. (a)	9,301	712,643
Group 1 Automotive, Inc.	9,386	841,173
Guess?, Inc.	23,876	503,306
Haverty Furniture Cos., Inc.	7,825	172,228
hhgregg, Inc. (a)(b)	4,243	32,119
Hibbett Sports, Inc. (a)	10,074	487,884
Lands’ End, Inc. (a)	6,390	344,804
Lithia Motors, Inc., Class A	8,848	767,033
Lumber Liquidators Holdings, Inc. (a)	10,663	707,064
MarineMax, Inc. (a)	9,604	192,560
Mattress Firm Holding Corp. (a)	5,794	336,516
The Men’s Wearhouse, Inc.	18,611	821,676
Monro Muffler Brake, Inc.	12,221	706,374
New York & Co., Inc. (a)	10,682	28,200
Office Depot, Inc. (a)	207,324	1,777,803
Pacific Sunwear of California, Inc. (a)	18,567	40,476
The Pep Boys-Manny Moe & Jack (a)	20,739	203,657
Pier 1 Imports, Inc.	36,763	566,150
Regis Corp. (a)	16,896	283,177
Restoration Hardware Holdings, Inc. (a)	12,097	1,161,433
RetailMeNot, Inc. (a)	12,005	175,513
Shoe Carnival, Inc.	5,806	149,156
Shutterfly, Inc. (a)	14,935	622,715
Sonic Automotive, Inc., Class A	15,468	418,255
Sportsman’s Warehouse Holdings, Inc. (a)	4,085	29,902
Stage Stores, Inc.	12,295	254,506
Stamps.com, Inc. (a)	5,501	263,993
Stein Mart, Inc.	10,735	156,946
Systemax, Inc. (a)	4,307	58,144
Tilly’s, Inc., Class A (a)	3,510	34,012
Vitamin Shoppe, Inc. (a)	11,967	581,357
Wayfair, Inc., Class A (a)	4,712	93,533
Zumiez, Inc. (a)	8,039	310,547

		23,194,427

Common Stocks	Shares	Value
Steel — 0.1%
AK Steel Holding Corp. (a)	68,787	$408,595
Carbonite, Inc. (a)	6,739	96,166
Handy & Harman Ltd. (a)	1,549	71,300
Olympic Steel, Inc.	3,428	60,950
Ryerson Holding Corp. (a)	4,295	42,649
Schnitzer Steel Industries, Inc., Class A	10,179	229,638
Shiloh Industries, Inc. (a)	3,347	52,648
Universal Stainless & Alloy Products, Inc. (a)	2,691	67,679

		1,029,625

Technology: Miscellaneous — 0.3%
Benchmark Electronics, Inc. (a)	20,898	531,645
CTS Corp.	13,118	233,894
Fabrinet (a)	13,651	242,169
Kimball Electronics, Inc. (a)	9,993	120,116
Pendrell Corp. (a)	64,214	88,615
Plexus Corp. (a)	13,154	542,076

		1,758,515

Telecommunications Equipment — 0.2%
Applied Optoelectronics, Inc. (a)	5,699	63,943
CalAmp Corp. (a)	13,967	255,596
Clearfield, Inc. (a)	4,487	55,235
Inteliquent, Inc.	12,583	247,004
Oclaro,Inc. (a)	35,478	63,151
Tessco Technologies, Inc.	2,204	63,916
Ubiquiti Networks, Inc.	11,544	342,164
Vocera Communications, Inc. (a)	8,817	91,873

		1,182,882

Textile Products — 0.1%
Culp, Inc.	3,358	72,802
The Dixie Group, Inc. (a)	5,740	52,636
Interface, Inc.	25,845	425,667
Unifi, Inc. (a)	5,677	168,777

		719,882

Textiles Apparel & Shoes — 0.9%
Columbia Sportswear Co.	10,597	471,990
Crocs, Inc. (a)	31,962	399,205
G-III Apparel Group Ltd. (a)	7,432	750,706
Iconix Brand Group, Inc. (a)	18,668	630,792
Oxford Industries, Inc.	5,637	311,219
Perry Ellis International, Inc. (a)	4,574	118,604
Quiksilver, Inc. (a)	51,679	114,211
Sequential Brands Group, Inc. (a)	6,494	84,877
Skechers U.S.A., Inc., Class A (a)	15,152	837,148
Steven Madden Ltd. (a)	22,603	719,453
Tumi Holdings, Inc. (a)	19,681	467,030
Vera Bradley, Inc. (a)	8,498	173,189
Vince Holding Corp. (a)	4,290	112,141
Weyco Group, Inc.	2,526	74,946
Wolverine World Wide, Inc.	39,329	1,159,026

		6,424,537

Tobacco — 0.2%
22nd Century Group Inc. (a)(b)	17,650	29,123
Alliance One International, Inc. (a)	36,247	57,270
Universal Corp.	9,027	397,007
Vector Group Ltd.	29,206	622,380

		1,105,780

Toys — 0.0%
JAKKS Pacific, Inc. (a)	7,196	48,933
LeapFrog Enterprises, Inc. (a)	25,515	120,431

		169,364

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014	77

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Transportation Miscellaneous — 0.3%
Echo Global Logistics, Inc. (a)	9,192	$268,407
General Finance Corp. (a)	4,419	43,571
Hub Group, Inc., Class A (a)	14,271	543,440
Scorpio Bulkers, Inc. (a)	51,295	101,051
Textainer Group Holdings Ltd. (b)	8,388	287,876
Wesco Aircraft Holdings, Inc. (a)	20,410	285,332
XPO Logistics, Inc. (a)	20,358	832,235

		2,361,912

Truckers — 0.8%
ArcBest Corp.	10,073	467,085
Celadon Group, Inc.	8,165	185,264
Forward Air Corp.	12,089	608,923
FRP Holdings, Inc. (a)	2,660	104,298
Heartland Express, Inc.	21,062	568,885
Knight Transportation, Inc.	23,133	778,657
Marten Transport Ltd.	9,182	200,718
PAM Transportation Services, Inc. (a)	1,188	61,586
Quality Distribution, Inc. (a)	10,414	110,805
Roadrunner Transportation Systems, Inc. (a)	10,836	253,020
Saia, Inc. (a)	9,550	528,688
Swift Transportation Co. (a)	33,024	945,477
Universal Truckload Services, Inc.	2,560	72,986
USA Truck, Inc. (a)	2,434	69,126
Werner Enterprises, Inc.	17,305	539,051
YRC Worldwide, Inc. (a)	12,116	272,489

		5,767,058

Utilities: Electrical — 1.8%
ALLETE, Inc.	17,253	951,330
Atlantic Power Corp.	46,035	124,755
Avista Corp.	23,334	824,857
Black Hills Corp.	17,298	917,486
Cleco Corp.	23,408	1,276,672
El Paso Electric Co.	15,635	626,338
The Empire District Electric Co.	16,728	497,491
IDACORP, Inc.	19,496	1,290,440
MGE Energy, Inc.	13,409	611,584
NorthWestern Corp.	18,194	1,029,417
NRG Yield, Inc., Class A	9,238	435,479
Otter Tail Corp.	14,127	437,372
Pattern Energy Group, Inc.	15,292	377,101
PNM Resources, Inc.	30,852	914,145
Portland General Electric Co.	30,313	1,146,741
Spark Energy, Inc., Class A	1,167	16,443
TCP International Holdings Ltd. (a)	2,530	15,559
UIL Holdings Corp.	21,938	955,181
Unitil Corp.	5,386	197,505

		12,645,896

Utilities: Gas Distributors — 1.0%
Chesapeake Utilities Corp.	5,643	280,231
The Laclede Group, Inc.	16,718	889,398
New Jersey Resources Corp.	16,291	997,009
Northwest Natural Gas Co.	10,511	524,499
Piedmont Natural Gas Co., Inc.	30,204	1,190,340
South Jersey Industries, Inc.	12,797	754,127
Southwest Gas Corp.	18,033	1,114,620
WGL Holdings, Inc.	20,092	1,097,425

		6,847,649

Utilities: Miscellaneous — 0.0%
Ormat Technologies, Inc.	6,895	187,406

Utilities: Telecommunications — 0.9%
8x8, Inc. (a)	34,363	314,765
Atlantic Tele-Network, Inc.	3,624	244,946
Boingo Wireless, Inc. (a)	8,819	67,642

Common Stocks	Shares	Value
Utilities: Telecommunications (concluded)
Cincinnati Bell, Inc. (a)	81,974	$261,497
Cogent Communications Group, Inc.	18,048	638,719
Consolidated Communications Holdings, Inc.	19,491	542,435
Fairpoint Communications, Inc. (a)	7,907	112,358
General Communication, Inc., Class A (a)	13,991	192,376
Globalstar, Inc. (a)(b)	106,112	291,808
GTT Communications, Inc. (a)	6,059	80,161
Hawaiian Telcom Holdco, Inc. (a)	4,234	116,731
IDT Corp., Class B (a)	6,427	130,532
inContact, Inc. (a)	23,571	207,189
Iridium Communications, Inc. (a)	31,318	305,351
j2 Global, Inc.	18,411	1,141,482
Lumos Networks Corp.	7,241	121,794
magicJack VocalTec Ltd. (a)	6,986	56,726
NeuStar, Inc., Class A (a)	9,676	268,993
NTELOS Holdings Corp.	7,244	30,352
ORBCOMM, Inc. (a)	20,910	136,751
Premiere Global Services, Inc. (a)	18,757	199,199
Shenandoah Telecommunications Co.	9,350	292,188
Spok Holdings, Inc.	8,305	144,175
Vonage Holdings Corp. (a)	67,764	258,181
West Corp.	14,914	492,162

		6,648,513

Utilities: Water — 0.2%
American States Water Co.	15,025	565,842
Artesian Resources Corp., Class A	2,959	66,844
California Water Service Group	18,553	456,589
Connecticut Water Service, Inc.	4,196	152,273
Middlesex Water Co.	6,124	141,219
SJW Corp.	6,104	196,060
York Water Co.	5,057	117,373

		1,696,200

Total Common Stocks — 97.7%		684,391,234

Other Interests (d) — 0.0%	Beneficial Interest (000)
Gerber Scientific, Inc.	$13	129

Rights — 0.0%	Shares
Utilities: Telecommunications — 0.0%
Leap Wireless, CVR (a)	28,200	71,064

Warrants (e) — 0.0%
Magnum Hunter Resources Corp., (Issued 10/15/13, 1 Share for 10 Warrants, Expires 4/15/16, Strike Price $8.50)	7,791	—

Total Long-Term Investments (Cost — $419,203,067 ) — 97.7%		684,462,427

See Notes to Financial Statements.

78	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (c)(f)	14,055,813	$14,055,813

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.20% (c)(f)(g)	$18,352	18,352,402

Total Short-Term Securities (Cost — $32,408,215) — 4.6%	32,408,215

Total Investments (Cost — $451,611,282) — 102.3%	716,870,642
Liabilities in Excess of Other Assets — (2.3)%	(15,935,736)

Net Assets — 100.0%	$700,934,906

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended December 31, 2014 investments in issuers considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2013	Shares/ Beneficial Interest Purchased	Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2014	Value at December 31, 2014	Income	Realized Loss
BlackRock Kelso Capital Corp.[1]	37,065	2,009	(39,074)	—	—	$17,111	$(620)
BlackRock Liquidity Funds, TempFund, Institutional Class	48,629,247	—	(34,573,434)[2]	14,055,813	$14,055,813	$5,797	—
BlackRock Liquidity Series, LLC, Money Market Series	$45,115,062	—	$(26,762,660)[2]	$18,352,402	$18,352,402	$1,546,926	—
PennyMac Financial Services, Inc	5,912	—	—	5,912	$102,278	—	—
PennyMac Mortgage Investment Trust	28,588	8,169	(7,940)	28,817	$607,751	$94,190	$(24,758)

[1]	No longer held by the Series as of report date.

[2]	Represents net shares/beneficial interest sold.

(d)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(e)	Warrants entitle the Series to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash collateral from loaned securities. The Series may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
151	Russell 2000 Mini Index	ICE Futures U.S. Indices	March 2015	$18,130,570	$340,563

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Series has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014	79

Schedule of Investments (concluded)	Master Small Cap Index Series

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Series’ policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Series’ policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Series’ investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]
Common Stocks	$684,361,204	—	$30,030	$684,391,234
Other Interests	—	—	129	129
Rights	—	—	71,064	71,064
Short-Term Securities	14,055,813	$18,352,402	—	32,408,215

Total	$698,417,017	$18,352,402	$101,223	$716,870,642

[1]	See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$340,563	—	—	$340,563

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Series may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$979	—	—	$979
Cash pledged for financial futures contracts	628,000	—	—	628,000
Liabilities:
Collateral on securities loaned at value	—	$(18,352,402)	—	(18,352,402)

Total	$628,979	$(18,352,402)	—	$(17,723,423)

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

80	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014

Statements of Assets and Liabilities

December 31, 2014	Master International Index Series	Master Small Cap Index Series
Assets
Investments at value — unaffiliated[1,2]	$2,603,781,825	$683,752,398
Investments at value — affiliated[3]	7,980,132	33,118,244
Cash	200	979
Cash pledged for financial futures contracts	3,900,000	628,000
Foreign currency at value[4]	62,016,065	—
Investments sold receivable	27,506	20,780,001
Dividends receivable — unaffiliated	4,102,800	835,846
Securities lending income receivable — affiliated	28,645	133,046
Dividends receivable — affiliated	—	18,248
Income receivable — affiliated	—	261
Prepaid expenses	5,362	3,725
Other assets	14,612	—

Total assets	2,681,857,147	739,270,748

Liabilities
Collateral on securities loaned at value	4,107,347	18,352,402
Variation margin payable on financial futures contracts	1,039,495	123,744
Investments purchased payable	—	233,984
Professional fees payable	45,560	—
Directors’ fees payable	11,433	5,630
Investment advisory fees payable	13,081	3,420
Other affiliates payable	7,593	4,027
Withdrawals payable to investors	6,062,063	19,457,778
Other accrued expenses payable	209,336	154,857

Total liabilities	11,495,908	38,335,842

Net Assets	$2,670,361,239	$700,934,906

Net Assets Consist of
Investors’ capital	$2,521,660,758	$435,335,387
Net unrealized appreciation/depreciation	148,700,481	265,599,923

Net Assets	$2,670,361,239	$700,934,906

[1] Investments at cost — unaffiliated	$2,456,264,285	$418,516,529
[2] Securities loaned at value	$3,871,237	$17,267,756
[3] Investments at cost — affiliated	$7,980,132	$33,094,753
[4] Foreign currency at cost	$62,490,064	—

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014	81

Statements of Operations

Year Ended December 31, 2014	Master International Index Series	Master Small Cap Index Series
Investment Income
Dividends — unaffiliated	$43,904,393	$9,294,295
Securities lending — affiliated — net	81,222	1,546,926
Dividends — affiliated	10,577	117,098
Foreign taxes withheld	(3,572,572)	(9,030)

Total income	40,423,620	10,949,289

Expenses
Investment advisory	123,905	78,122
Accounting services	266,900	187,068
Custodian	233,866	219,743
Professional	79,166	73,638
Directors	35,433	25,877
Printing	18,124	11,221
Miscellaneous	91,788	43,315

Total expenses	849,182	638,984
Less fees waived and/or reimbursed by Manager	(18,747)	(43,702)

Total expenses after fees waived and/or reimbursed	830,435	595,282

Net investment income	39,593,185	10,354,007

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(7,953,570)	50,876,239
Investments — affiliated	—	(25,378)
Financial futures contracts	29,542	2,527,898
Foreign currency transactions	(2,092,089)	—

	(10,016,117)	53,378,759

Net change in unrealized appreciation/depreciation on:
Investments	(154,591,003)	(28,620,736)
Financial futures contracts	901,984	(1,170,914)
Foreign currency translations	(750,854)	—

	(154,439,873)	(29,791,650)

Net realized and unrealized gain (loss)	(164,455,990)	23,587,109

Net Increase (Decrease) in Net Assets Resulting from Operations	$(124,862,805)	$33,941,116

See Notes to Financial Statements.

82	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014

Statements of Changes in Net Assets

	Master International Index Series		Master Small Cap Index Series
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013
Operations
Net investment income	$39,593,185	$26,032,478	$10,354,007	$10,262,296
Net realized gain (loss)	(10,016,117)	(8,862,796)	53,378,759	37,795,072
Net change in unrealized appreciation/depreciation	(154,439,873)	155,441,911	(29,791,650)	181,146,437

Net increase (decrease) in net assets resulting from operations	(124,862,805)	172,611,593	33,941,116	229,203,805

Capital Transactions
Proceeds from contributions	2,104,755,673	274,848,943	181,052,493	223,976,607
Value of withdrawals	(322,345,637)	(192,790,156)	(373,456,979)	(175,553,424)

Net increase (decrease) in net assets derived from capital transactions	1,782,410,035	82,058,787	(192,404,490)	48,423,183

Net Assets
Total increase (decrease) in net assets	1,657,547,230	254,670,380	(158,463,374)	277,626,988
Beginning of year	1,012,814,009	758,143,629	859,398,280	581,771,292

End of year	$2,670,361,239	$1,012,814,009	$700,934,906	$859,398,280

See Notes to Financial Statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014	83

Financial Highlights	Master International Index Series

	Year Ended December 31,
	2014	2013	2012	2011	2010
Total Return
Total return	(6.02)%	21.94%	19.01%	(12.34)%	7.66%

Ratios to Average Net Assets
Total expenses	0.07%	0.07%	0.06%	0.08%	0.11%

Total expenses after fees waived and paid indirectly	0.07%	0.07%	0.06%	0.08%	0.10%

Net investment income	3.20%	2.97%	3.36%	3.38%	2.73%

Supplemental Data
Net assets, end of year (000)	$2,670,361	$1,012,814	$758,144	$855,781	$922,700

Portfolio turnover rate	6%	8%	21%	6%	8%

	Master Small Cap Index Series

	Year Ended December 31,
	2014	2013	2012	2011	2010
Total Return
Total return	5.05%	39.11%	16.52%	(4.30)%	27.19%

Ratios to Average Net Assets
Total expenses	0.09%	0.07%	0.14%	0.09%	0.12%

Total expenses after fees waived and/or reimbursed	0.08%	0.06%	0.08%	0.07%	0.08%

Net investment income	1.45%	1.46%	2.13%	1.46%	1.27%

Supplemental Data
Net assets, end of year (000)	$700,935	$859,398	$581,771	$529,054	$338,172

Portfolio turnover rate	21%	22%	68%	31%	42%

See Notes to Financial Statements.

84	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014

Notes to Financial Statements	Quantitative Master Series LLC

1. Organization:

Master International Index Series (“Master International Index”) and Master Small Cap Index Series (“Master Small Cap Index”) (collectively, the “Series”, or individually, a “Series”) are series of Quantitative Master Series LLC (the “Master LLC”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company. The Series is organized as a Delaware statutory trust. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations.

The Series, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Series financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Series is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Series:

Valuation: The Series’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Series for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The Series values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Series may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Series might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Series’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014	85

Notes to Financial Statements (continued)	Quantitative Master Series LLC

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Series net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Series uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Series’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Series investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Series does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Series reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Series enters into certain investments (e.g., financial futures contracts and forward foreign currency exchange contracts) that would be “senior securities” for 1940 Act purposes, the Series may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Series’ future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Series may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Series financial statement disclosures.

Other: Expenses directly related to a Series are charged to that Series. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Series have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Preferred Stock: The Series may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Series may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Series collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by

86	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014

Notes to Financial Statements (continued)	Quantitative Master Series LLC

the U.S. government. The initial collateral received by each Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Series and any additional required collateral is delivered to the Series on the next business day. During the term of the loan, the Series is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of December 31, 2014, the following table is a summary of the Series’ securities lending agreements by counterparty, which are subject to offset under an MSLA:

Master International Index

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
CitiGroup Global Markets Inc.	$153,459	$(153,459)	—
Credit Suisse Securities (USA) LLC	445,869	(445,869)	—
JP Morgan Clearing Corp.	508,217	(508,217)	—
Merrill Lynch, Pierce, Fenner & Smith	1,492,834	(1,492,834)	—
Morgan Stanley & Co. LLC	1,090,319	(1,090,319)	—
SG Americas Securities LLC	180,539	(180,539)	—

Total	$3,871,237	$(3,871,237)	—

[1]	Collateral with a value of $4,107,347 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

Master Small Cap Index

Counterparty	Securities Loaned at Value	Cash Collateral Received[2]	Net Amount
Barclays Capital, Inc.	$1,674,414	$(1,674,414)	—
BNP Paribas Prime Brokerage, Inc.	482,856	(482,856)	—
Citigroup Global Markets, Inc.	280,710	(280,710)	—
Credit Suisse Securities (USA) LLC	135,239	(135,239)	—
Deutsche Bank Securities, Inc	905,370	(905,370)	—
Goldman Sachs & Co.	3,926,709	(3,926,709)	—
JP Morgan Clearing Corp.	2,367,436	(2,367,436)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,776,714	(1,776,714)	—
Morgan Stanley & Co. LLC	4,990,757	(4,990,757)	—
National Financial Services LLC	85,373	(85,373)	—
SG Americas Securities LLC	95,913	(95,913)	—
UBS Securities LLC	546,265	(546,265)	—

Total	$17,267,756	$(17,267,756)	—

[2]	Collateral with a value of $18,352,402 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks the Series benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Series could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014	87

Notes to Financial Statements (continued)	Quantitative Master Series LLC

4. Derivative Financial Instruments:

The Series engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to economically hedge their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Series purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Series are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Series agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Series as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Series record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Series’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments Year Ended December 31, 2014
		Value
		Master International Index		Master Small Cap Index
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets
Equity contracts	Net unrealized appreciation/depreciation[1]	$2,067,902	$407,203	340,563

[1]	Includes cumulative appreciation/depreciation on financial futures as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended December 31, 2014
	Net Realized Gain From		Net Change in Unrealized Appreciation/Depreciation on
	Master International Index	Master Small Cap Index	Master International Index	Master Small Cap Index
Equity Contracts:
Financial futures contracts	$29,542	$2,527,898	$901,984	$(1,170,914)

For the year ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Master International Index	Master Small Cap Index
Financial futures contracts:
Average notional value of contracts purchased	$36,294,523	$19,409,645

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Series does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that

88	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014

Notes to Financial Statements (continued)	Quantitative Master Series LLC

time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Series.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with the Manager, the Series’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Series’ portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the Series’ average daily net assets.

The Manager contractually agreed to waive or reimburse fees or expenses, in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Series expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series’ business. The expense limitation as a percentage of average daily net assets is 0.12% for Master International Index and 0.08% for Master Small Cap Index.

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015 unless approved by the Board, including a majority of the Independent Directors. For the year ended December 31, 2014, the Manager waived $7,283 and $32,284 with respect to Master International Index and Master Small Cap Index, respectively, which is included in fees waived by manager in the Statements of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Series pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Series’ investment in other affiliated investment companies, if any. These amounts are included in fees waived and/or reimbursed by Manager in the Statements of Operations. For the year ended December 31, 2014 the amounts waived for Master International Index and Master Small Cap Index were $11,464 and $11,418, respectively.

Prior to July 1, 2014, BIM, an affiliate of the Manager, served as a sub-advisor to each Series pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Series to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreements between the Manager and BIM, with respect to each Series, expired.

For the year ended December 31, 2014, the Series reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Series subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Series are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Series.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Series retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Series retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, each Series, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014 each Series retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by each Series is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended December 31, 2014, each Series paid BIM the following amounts for securities lending agent services:

Master International Index	$18,165
Master Small Cap Index	$366,193

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014	89

Notes to Financial Statements (continued)	Quantitative Master Series LLC

The Series may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees.

6. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
Master International Index	$1,855,870,783	$76,632,340
Master Small Cap Index	$156,571,896	$317,309,448

7. Income Tax Information:

The Series are classified as partnerships for federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series’ assets will be managed so the owner of the Series can satisfy the requirements of subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Series’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purpose were as follows:

	Master International Index	Master Small Cap Index
Tax cost	$2,509,080,004	$469,633,898

Gross unrealized appreciation	166,452,542	$275,685,225
Gross unrealized depreciation	(63,770,589)	(28,448,481)

Net unrealized appreciation	$102,681,953	$247,236,744

8. Bank Borrowings:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Series may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Series, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which, the Participating Funds, including the Series, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Series did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Series may be exposed to counterparty credit risk, or the risk that an entity with which the Series have unsettled or open transactions may fail to or be unable to perform on its commitments. The Series manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counter-

90	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014

Notes to Financial Statements (concluded)	Quantitative Master Series LLC

parties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Series.

Master International Index invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Series concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Master International Index invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Series investments.

As of December 31, 2014, Master Small Cap Index invested a significant portion of its assets in securities in the financial sector. Changes in economic conditions affecting such sectors would have a greater impact on the Series and could affect the value, income and/or liquidity of positions in such securities.

As of December 31, 2014, the Series’ investments had the following industry classifications:

Master International Index

Industry	Percent of Long-Term Investments
Banks	13%
Pharmaceuticals	10
Insurance	6
Oil, Gas & Consumable Fuels	5
Other	66

Master Small Cap Index

Industry	Percent of Long-Term Investments
Computer Services Software & Systems	9%
Real Estate Investment Trusts	9
Banks	8
Biotechnology	6
Other	68

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014	91

Report of Independent Registered Public Accounting Firm	Quantitative Master Series LLC

To the Investors of Master International Index Series and Master Small Cap Index Series and Board of Directors of Quantitative Master Series LLC:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Master International Index Series and Master Small Cap Index Series, each one of the series constituting Quantitative Master Series LLC, (the “Series”) as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master International Index Series and Master Small Cap Index Series, of Quantitative Master Series LLC, as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 18, 2015

92	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]

Ronald W. Forbes 1940	Co-Chairman of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 153 Portfolios	None

Rodney D. Johnson 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 153 Portfolios	None

David O. Beim 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 153 Portfolios	None

Frank J. Fabozzi 1948	Director	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	112 RICs consisting of 232 Portfolios	None

Dr. Matina S. Horner 1939	Director	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 153 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 153 Portfolios	None

Ian A. MacKinnon 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None

Cynthia A. Montgomery 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 1947	Director	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 153 Portfolios	None

Toby Rosenblatt 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014	93

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)

Kenneth L. Urish 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 153 Portfolios	None

Frederick W. Winter 1945	Director	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 153 Portfolios	None

[1]	The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

[3]	Date shown is the earliest date a person has served for the Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Master LLC’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Directors[4]

Paul L. Audet 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 RICs consisting of 329 Portfolios	None

Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	29 RICs consisting of 97 Portfolios	None

[4]	Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Master LLC based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

94	QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]

John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.

Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Master LLC serve at the pleasure of the Board.

Further information about the Officers and Directors is available in the Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Master LLC and Jennifer McGovern became a Vice President of the Master LLC.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as a Director of the Master LLC and Ronald W. Forbes resigned as a Director of the Master LLC and Co-Chair of the Board.

Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker was appointed to serve as a Director of the Master LLC.

Investment Advisor	Custodian	Accounting Agent	Distributor	Address of the Master LLC
BlackRock Advisors, LLC Wilmington, DE 19809	State Street Bank and Trust Company Boston, MA 02110	State Street Bank and Trust Company Boston, MA 02110	BlackRock Investments, LLC New York, NY 10022	100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent	Independent Registered Public Accounting Firm	Legal Counsel
	BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Deloitte & Touche LLP Boston, MA 02116	Sidley Austin LLP New York, NY 10019

QUANTITATIVE MASTER SERIES LLC	DECEMBER 31, 2014	95

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In addition to the Schedule of Investments provided in each semi-annual and annual report, each Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of the Fund’s portfolio holdings is also available on www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available in each Fund’s Statement of Additional Information, which may be obtained free of charge on www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. Each Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Small Cap Index Fund and American Beacon International Equity Index Fund are service marks of American Beacon Advisors, Inc.

AR 12/14

American Beacon®
FUNDS

2014 ANNUAL REPORT

December 31, 2014

TREASURY INFLATION PROTECTED SECURITIES FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

U.S. Treasury securities are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. They are also subject to credit and interest rate risks. In a period of sustained deflation, inflation-indexed securities may not pay any income and may suffer a loss. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2014

Dear Shareholders,

The U.S. Treasury has been issuing Treasury Inflation-Protected Securities (“TIPS”) since 1997. Backed by the full faith and credit of the U.S. government, the principal of these securities is tied to the Consumer Price Index. With a rise in the index, or inflation, the principal increases. With a fall in the index, or deflation, the principal decreases. And, at maturity, the U.S. Treasury pays the original or adjusted principal, whichever is greater.

In 2014, the U.S. economy - fueled by cheap gas, record stock prices, healthy job growth and reductions in unemployment - showed steady improvement. Yet, despite the country’s economic gains, an uneven housing market and slow wage growth continued throughout the year and inflationary pressure helped drive yields to historically depressed levels. For TIPS, the average interest rate for the period was 0.92%, down from 1.05% a year ago.

Unlike many other funds in its class, the American Beacon Treasury Inflation Protected Securities Fund seeks to provide inflation protection and income by investing primarily in TIPS. This strategy provides inflation protection without unnecessary exposure to the risks associated with other instruments. By benchmarking against the lower duration Barclays Capital 1-10 Year U.S. TIPS Index, the Fund strives to be less sensitive to changes in real interest rates.

For the year ended December 31, 2014, the American Beacon Treasury Inflation Protected Securities Fund (Investor Class) returned 0.14%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr. President American Beacon Funds

1

Market Overview

December 31, 2014 (Unaudited)

U.S. economic data started to slow early in 2014, driven by the harsh winter conditions experienced across the country. Employment gains decelerated, manufacturing and production numbers declined, and the first quarter’s gross domestic product (“GDP”) came in at -2.1%, which was the weakest level seen since the 2008 financial crisis. Inflation levels bottomed in March and, while the consumer price index rose marginally throughout the next few months, pricing pressures remained the weak spot in the economy. The lack of inflationary pressures was a common theme for the year despite an improving economic backdrop; it also was a key driver of yields rallying to historically depressed levels. The Federal Reserve (“the Fed”) began tapering asset purchases in January 2014 while reiterating that tapering was not tightening policy - and, if everything worked out as forecast, its extraordinary asset purchase program would be concluded late in the year.

In the second half of the year, the overall lack of inflationary pressures, additional easing policies from multiple global central banks, and a massive decline in commodity prices drove nominal yields more than 100 basis pointsi lower and significantly flattened the yield curve. Oil also sold off more than 50% on the back end of a supply glut, depressing inflation expectations to crisis levels and causing U.S. Treasury Inflation-Protected Securities (“TIPS”) to underperform nominal Treasuries. Adding to the demand for Treasuries, global central banks embarked on their own quantitative easing policies, driving their yields lower and squeezing local investors into U.S. rates markets.

Despite the soft start, economic conditions improved throughout 2014 and financial conditions remained accommodative. GDP reached a cycle high of 5% in the third quarter, and the unemployment rate decline persisted. The Fed continued to systematically reduce asset purchases, finally concluding those purchases at its October meeting.

The Barclays Capital 1-10 Year U.S. TIPS Index eked out a positive return in 2014, up 0.91%, driven in part by lower real yields and inflation accruals. Although short-dated maturities’ real yields were higher on the year in response to the large swing in commodity prices, longer-dated bonds rallied due to lower term premiums and inflation expectations. The Fed’s favorite metric to gauge price assumptions - the 5-Year, 5-Year Forward Inflation Expectation Rate - fell from nearly 2.50% to below 2%, which is at the lower end of the Fed’s comfort range.

[i]	A basis point is one one-hundredth of one percentage point. It is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security.

2

American Beacon Treasury Inflation Protected Securities FundSM

Performance Overview

December 31, 2014 (Unaudited)

The Investor Class of the Treasury Inflation Protected Securities Fund (the “Fund”) returned 0.14% for the twelve months ended December 31, 2014, underperforming the Barclays Capital 1-10 Year U.S. TIPS Index (the “Index”) return of 0.91%.

Comparison of Change in Value of a $10,000 Investment

For the Period From 12/31/04 through 12/31/14

Total Returns for the Period ended 12/31/14

	1 Year	5 Years	10 Years	Value of $10,000 12/31/04- 12/31/14
Institutional Class (1,7,8)	0.58%	2.64%	3.55%	$14,644
Y Class (1,2,7,8)	0.32%	2.32%	3.39%	14,458
Investor Class (1,3,7,8)	0.14%	2.22%	3.30%	14,364
A Class with sales charge (1,4,7,8)	(4.72)%	0.94%	2.66%	13,511
A Class without sales charge (1,4,7,8)	0.03%	1.94%	3.16%	14,186
C Class with sales charge (1,5,7,8)	(1.80)%	1.26%	2.82%	13,835
C Class without sales charge (1,5,7,8)	(0.80)%	1.26%	2.82%	13,835
Barclays Capital 1-10 Yr. U.S. TIPS Index (6)	0.91%	2.78%	3.75%	14,458
Barclays Capital U.S. TIPS Index (6)	-8.61%	5.63%	4.85%	15,756

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 12/31/04.

3.	Fund performance for the ten-year period represents the total returns achieved by the Institutional Class up to 3/2/09, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 12/31/04.

4.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 12/31/04 through 3/1/09, and the Investor Class from 3/2/09 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/04. The maximum sales charge for A Class is 4.75%.

5.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 12/31/04 through 3/1/09, and the Investor Class from 3/2/09 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/04. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.	The Barclays Capital 1-10 Yr. U.S. TIPS Index is an unmanaged market index comprising U.S. Treasury inflation-indexed securities with maturities between one and ten years while the Barclays Capital U.S. TIPS Index includes all maturities. One cannot directly invest in an index.

7.	A portion of the fees charged to the Institutional Class of the Fund has been waived since 2005. A portion of the fees charged to the Investor Class of the Fund has been waived since inception. A portion of the fees charged to the Y, A, and C Classes has been waived since 2011. Performance prior to waiving fees was lower than the actual returns shown.

8.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.40%, 0.63%, 0.79%, 0.96%, and 1.69%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

3

American Beacon Treasury Inflation Protected Securities FundSM

Performance Overview

December 31, 2014 (Unaudited)

The Fund produced low positive absolute returns for the twelve-month time period, affected by announcements related to the tapering of the Federal Reserve’s asset purchase program, lowered inflation expectations, and inflows into U.S. Treasury securities due to investors’ flight to quality during the year.

From a yield curve positioning standpoint, the Fund’s underperformance relative to the Index stemmed from underweighting the 9-10 year maturity range and from overweighting the 2-3 year maturity range. Security selections within the 3-4 year maturity range also detracted from relative performance during the period. Overweighting the 8-9 year maturity range during the first quarter benefited the Fund’s relative performance during the year.

From a duration perspective, a tactical short duration position implemented by one of the Fund’s investment managers added value to the Fund’s performance relative to the Index during the third quarter, but detracted during the second quarter.

The Fund remains focused on investing in TIPS to provide inflation protection and income to its shareholders.

Top Ten Holdings (% Net Assets)

U.S. Treasury Inflation Index Security, 0.125%, Due 4/15/2017		11.3
U.S. Treasury Inflation Index Security, 0.125%, Due 1/15/2022		9.9
U.S. Treasury Inflation Index Security, 0.125%, Due 4/15/2016		8.8
U.S. Treasury Inflation Index Security, 0.125%, Due 7/15/2022		8.8
U.S. Treasury Inflation Index Security, 1.25%, Due 7/15/2020		6.5
U.S. Treasury Inflation Index Security, 0.125%, Due 4/15/2018		5.6
U.S. Treasury Inflation Index Security, 0.125%, Due 1/15/2023		5.3
U.S. Treasury Inflation Index Security, 0.375%, Due 7/15/2023		5.2
U.S. Treasury Inflation Index Security, 0.625%, Due 7/15/2021		5.2
U.S. Treasury Inflation Index Security, 0.625%, Due 1/15/2024		5.1
Total Fund Holdings	22

Portfolio Statistics

Effective Maturity (years)	5.2
Effective Duration (years)	5.1
3-Year Standard Deviation	3.7

Security Type (% of Total Investments)

TIPS	99.0
Short-Term Investments	1.0

4

American Beacon Treasury Inflation Protected Securities FundSM

Fund Expenses

December 31, 2014 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses

The “Actual” line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Shareholders that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Institutional Class
Actual	$1,000.00	$971.02	$1.49
Hypothetical **	$1,000.00	$1,023.69	$1.53

Y Class
Actual	$1,000.00	$970.41	$3.03
Hypothetical **	$1,000.00	$1,022.13	$3.11

Investor Class
Actual	$1,000.00	$969.24	$3.42
Hypothetical **	$1,000.00	$1,021.73	$3.52

A Class
Actual	$1,000.00	$969.08	$4.47
Hypothetical **	$1,000.00	$1,020.67	$4.58

C Class
Actual	$1,000.00	$964.98	$8.32
Hypothetical **	$1,000.00	$1,016.74	$8.54

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.30%, 0.61%, 0.69%, 0.90%, and 1.68% for the Institutional, Y, Investor, A, and C Class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

5

American Beacon Treasury Inflation Protected Securities FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Treasury Inflation Protected Securities Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Beacon Treasury Inflation Protected Securities Fund (one of the funds constituting the American Beacon Funds) (the “Fund”), as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Treasury Inflation Protected Securities Fund at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

March 2, 2015

6

American Beacon Treasury Inflation Protected Securities FundSM

Schedule of Investments

December 31, 2014

	Par Amount	Fair Value
	(000’s)	(000’s)
U.S. TREASURY OBLIGATIONS - 98.97%
0.50%, Due 4/15/2015 A	$625	$616
2.00%, Due 1/15/2016 A	10,205	10,356
0.125%, Due 4/15/2016 A	21,768	21,702
2.50%, Due 7/15/2016 A	4,199	4,377
0.125%, Due 4/15/2017 A	28,013	28,035
1.625%, Due 1/15/2018 A	1,422	1,489
0.125%, Due 4/15/2018 A	13,909	13,856
1.375%, Due 7/15/2018 A	4,168	4,366
2.125%, Due 1/15/2019 A	10,086	10,838
0.125%, Due 4/15/2019 A	12,630	12,491
1.875%, Due 7/15/2019 A	4,220	4,530
1.375%, Due 1/15/2020 A	3,470	3,642
1.25%, Due 7/15/2020 A	15,249	16,004
1.125%, Due 1/15/2021 A	6,502	6,754
0.625%, Due 7/15/2021 A	12,816	12,977
0.125%, Due 1/15/2022 A	25,210	24,521
0.125%, Due 7/15/2022 A	22,376	21,801
0.125%, Due 1/15/2023 A	13,534	13,086
0.375%, Due 7/15/2023 A	13,060	12,912
0.625%, Due 1/15/2024 A	12,608	12,663
0.125%, Due 7/15/2024 A	7,925	7,632
2.375%, Due 1/15/2025 A	567	666

Total U.S. Treasury Obligations (Cost $251,175)		245,314

	Shares
SHORT-TERM INVESTMENTS - 0.83% (Cost $2,060)
JPMorgan U.S. Government Money Market Fund, Capital Class	2,059,512	2,060

TOTAL INVESTMENTS - 99.80% (Cost $253,235)		247,374
OTHER ASSETS, NET OF LIABILITIES - 0.20%		495

TOTAL NET ASSETS - 100.00%		$247,869

Percentages are stated as a percent of net assets.

A	Inflation-Indexed Note.

See accompanying notes

7

American Beacon Treasury Inflation Protected Securities FundSM

Statement of Assets and Liabilities

December 31, 2014 (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair value A	$247,374
Receivable for investments sold	3,566
Receivable for fund shares sold	670
Dividends and interest receivable	623
Receivable for expense reimbursement (Note 2)	21
Prepaid expenses	22

Total assets	252,276

Liabilities:
Payable for investments purchased	4,224
Payable for fund shares redeemed	80
Management and investment advisory fees payable	24
Administrative service and service fees payable	32
Transfer agent fees payable	7
Custody and fund accounting fees payable	3
Professional fees payable	19
Prospectus and shareholder reports fees payable	11
Trustee fees payable	1
Other liabilities	6

Total liabilities	4,407

Net assets	$247,869

Analysis of Net Assets:
Paid-in-capital	259,931
Accumulated net realized (loss)	(6,201)
Unrealized depreciation of investments	(5,861)

Net assets	$247,869

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	23,678,249

Y Class	57,299

Investor Class	226,445

A Class	64,767

C Class	10,828

Net assets (not in thousands):
Institutional Class	$244,192,347

Y Class	$592,886

Investor Class	$2,314,913

A Class	$661,604

C Class	$107,408

Net asset value, offering and redemption price per share:
Institutional Class	$10.31

Y Class	$10.35

Investor Class	$10.22

A Class	$10.22

A Class (offering price)	$10.73

C Class	$9.92

A Cost of investments in unaffiliated securities	$253,235

See accompanying notes

8

American Beacon Treasury Inflation Protected Securities FundSM

Statement of Operations

For the year ended December 31, 2014 (in thousands)

Investment Income:
Interest income	$2,588

Total investment income	2,588

Expenses:
Management and investment advisory fees (Note 2)	265
Administrative service fees (Note 2):
Institutional Class	343
Y Class	2
Investor Class	9
A Class	3
C Class	1
Transfer agent fees:
Institutional Class	64
Investor Class	1
Custody and fund accounting fees	37
Professional fees	52
Registration fees and expenses	90
Service fees (Note 2):
Y Class	1
Investor Class	8
A Class	1
Distribution fees (Note 2):
A Class	2
C Class	3
Prospectus and shareholder report expenses	35
Trustee fees	11
Other expenses	21

Total expenses	949

Net fees waived and expenses reimbursed (Note 2)	(233)

Net expenses	716

Net investment income	1,872

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	(758)
Change in net unrealized appreciation or (depreciation) of:
Investments	(609)

Net (loss) from investments	(1,367)

Net increase in net assets resulting from operations	$505

See accompanying notes

9

American Beacon Treasury Inflation Protected Securities FundSM

Statement of Changes in Net Assets (in thousands)

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,872	$(528)
Net realized (loss) from investments	(758)	(5,176)
Change in net unrealized appreciation or (depreciation) from investments	(609)	(7,869)

Net increase (decrease) in net assets resulting from operations	505	(13,573)

Distributions to Shareholders:
Net investment income:
Institutional Class	(1,861)	—
Y Class	(3)	—
Investor Class	(7)	—
A Class	(1)	—
Tax Return of Capital:
Net investment income:
Institutional Class	(248)	—
Y Class	—	—
Investor Class	(1)	—
A Class	—	—

Net distributions to shareholders	(2,121)	—

Capital Share Transactions:
Proceeds from sales of shares	85,648	119,052
Reinvestment of dividends and distributions	2,119	(121,698)
Cost of shares redeemed	(45,874)	—

Net increase (decrease) in net assets from capital share transactions	41,893	(2,646)

Net increase (decrease) in net assets	40,277	(16,219)

Net Assets:
Beginning of period	207,592	223,811

End of Period *	$247,869	$207,592

* Includes undistributed (or overdistribution of) net investment income of	$—	$(1)

See accompanying notes

10

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2014

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) which is comprised of thirty-one Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Treasury Inflation Protected Securities Fund (the “Fund”), a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, “Financial Services - Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under the ASU, an entity that is registered under the Investment Company Act of 1940 automatically qualifies as an investment company. The ASU was effective for periods ending after December 31, 2013. Management has evaluated the implications of the ASU and determined that adoption thereof will not have a material impact on the financial statements.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and portfolio management services. Investment assets of the Fund may be managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager and the Trust. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.05% of the average daily net assets. The Fund pays the unaffiliated investment advisors hired to direct

11

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2014

investment activities of the Fund. Management fees paid during the year ended December 31, 2014 were as follows (dollars in thousands):

Management Fee Rate	Management Fee	Amount paid to Investment Sub-Advisor	Amounts Paid to Manager
0.11%	$265	$148	$117

Administration Agreement

The Manager and the Trust entered into an Administration Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administration Agreement, the Manager receives an annualized fee of 0.15% of the average daily net assets of the Institutional Class, 0.30% of the average daily net assets of the Y and Investor Classes. Prior to July 1, 2014, the Manager received an annualized fee of 0.40% of the average daily net assets of the A and C Classes of the Fund. Beginning July 1, 2014, the Manager received 0.30% of the average daily net assets of the A and C Class of the Fund.

Distribution Plans

The Trust, except for the A and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees will be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to separately compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class of the Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expense incurred in a particular month by the Manager for distribution assistance.

Service Plan

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee of 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (the “SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended December 31, 2014, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse a portion of its Administrative Service fee for the Institutional Class and other expenses of the Y, Investor, A, and C Classes. Of these amounts $21,171 was

12

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2014

receivable from the Manager at December 31, 2014. During the year ended December 31, 2014, the Manager reimbursed expenses as follows:

	Expense Cap and Limits
Class	1/1/14 to 6/30/14	7/1/14 to 12/31/14	Reimbursed Expenses	Expiration of Reimbursements
Institutional	0.10%*	0.10%*	$228,793	2017
Y	0.61%	0.61%	120	2017
Investor	0.69%	0.69%	3,643	2017
A	1.00%	0.90%	247	2017
C	1.78%	1.68%	11	2017

*	The Manager has agreed to reduce the Administrative Service Fee of the Institutional Class in an amount equal to 0.10% of the average daily net assets of the class.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability is $246,503 and $207,574 which will expire in 2015 and 2016, respectively. The Fund did not record a liability for these potential reimbursements due to the current assessment that reimbursements are unlikely.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”) may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended December 31, 2014, Foreside collected $929 from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2014, there were no CDSC fees collected for Class A Shares.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2014, there were no CDSC fees for the Fund.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

13

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2014

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the “Board”).

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.

Level 3 –	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed income securities including corporate, U.S. government agencies, and U.S. treasury obligations, are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

The Fund’s investments are summarized by level based on the inputs used to determine their values. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all significant transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfer between levels of the Fund’s assets and liabilities. During the year ended December 31, 2014, there were no transfers between levels. As of December 31, 2014, the investments were classified as described below (in thousands):

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$245,314	$—	$245,314
Short-term Investments - Money Market Funds	2,060	—	—	2,060

Total Investments in Securities	$2,060	$245,314	$—	$247,374

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a

14

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2014

commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income is recorded on the ex-dividend date. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based up on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

U.S. Treasury Inflation Protected Securities

Treasury Inflation Protected securities (“TIPs”) are inflation-indexed bonds issued by the U.S. Treasury. The principal amount is adjusted daily to the rate of inflation. Interest is accrued based on the adjusted principal amount. The adjustments to the principal due to inflation are reflected as increases or decreases to interest income in the accompanying Statement of Operations, even though principal is not received until maturity. Such adjustments may have a significant impact on the Fund’s distributions.

Other Investment Company Securities and Other Exchange Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the

15

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2014

fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit and counterparty risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Funds’ income. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Funds’ investments may be illiquid and the Funds may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

6. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expense” on the Statement of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

16

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2014

The tax character of distributions paid was as follows (in thousands):

	Year Ended December 31, 2014	Year Ended December 31, 2013
Distributions paid from:
Ordinary income*
Institutional Class	$1,861	$—
Y Class	3	—
Investor Class	7	—
A Class	1	—
C Class	—	—
Tax Return of Capital
Institutional Class	248	—
Y Class	—	—
Investor Class	1	—
A Class	—	—
C Class	—	—

Total distributions paid	$2,121	$—

*	For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

As of December 31, 2014, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$255,630
Unrealized appreciation	—
Unrealized depreciation	(8,256)

Net unrealized appreciation or (depreciation)	(8,256)
Undistributed ordinary income	—
Accumulated long-term gain or (loss)	(3,806)
Other temporary differences	—

Distributable earnings or (deficits)	$(12,062)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from return of capital distributions as of December 31, 2014 (in thousands):

Paid-in-capital	$—
Undistributed net investment income	—
Accumulated net realized gain (loss)	—
Unrealized appreciation or (depreciation) of investments	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. Prior to RIC MOD, net capital losses incurred by the Fund was carried forward for eight years and treated as short-term losses. RIC MOD requires that post-enactment net capital losses be used before pre-enactment net capital losses.

17

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2014

As of December 31, 2014, the Fund has $2,792 of short-term and $1,014 of long-term post enactment capital loss carryforwards (in thousands).

7. Investment Transactions

Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2014 were $276,023,310 and $236,521,448, respectively. These amounts also represent purchases and sales of U.S. Government securities.

8. Capital Share Transactions

The tables below summarize the activity in capital shares (dollars and shares in thousands):

For the Year Ended December 31, 2014

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	8,046	$84,971	22	$229	17	$176
Reinvestment of dividends	204	2,108	—	3	1	8
Shares redeemed	(4,045)	(42,621)	(25)	(264)	(221)	(2,294)

Net increase (decrease) in shares outstanding	4,205	$44,458	(3)	$(32)	(203)	$(2,110)

	A Class		C Class
	Shares	Amount	Shares	Amount
Shares sold	14	$142	13	$130
Reinvestment of dividends	—	—	—	—
Shares redeemed	(27)	(276)	(42)	(419)

Net (decrease) in shares outstanding	(13)	$(134)	(29)	$(289)

For the Year Ended December 31, 2013

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	10,712	$114,681	34	$373	311	$3,303
Reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	(9,674)	(103,003)	(69)	(733)	(1,665)	(17,492)

Net increase (decrease) in shares outstanding	1,038	$11,678	(35)	$(360)	(1,354)	$(14,189)

	A Class		C Class
	Shares	Amount	Shares	Amount
Shares sold	53	$563	12	$132
Reinvestment of dividends	—	—	—	—
Shares redeemed	(43)	(458)	(1)	(12)

Net increase in shares outstanding	10	$105	11	$120

18

American Beacon Treasury Inflation Protected Securities FundSM

Notes to Financial Statements

December 31, 2014

9. Subsequent Event

Agreement and Plan of Merger

On November 20, 2014, Lighthouse Holdings Parent, Inc. (“LHPI”), the indirect parent company of American Beacon Advisors, Inc., the Trusts’ investment manager, entered into an Agreement and Plan of Merger pursuant to which LHPI agreed to be acquired by investment funds managed by Kelso & Company, L.P. and Estancia Capital Management, LLC, both of which are private equity firms (“Transaction”). The Transaction is expected to close in the second calendar quarter of 2015, subject to customary closing conditions, including obtaining necessary client consents and approval from the Funds’ shareholders. There can be no assurance that the Transaction will be consummated as contemplated or that necessary conditions will be satisfied.

This change in control is deemed to be an “assignment” under the Investment Company Act of 1940 (the “1940 Act”) of the Trusts’ existing investment management agreement with the Manager and the sub-advisory agreements between the Trusts, the Manager, and each sub-advisor to the Funds and will result in automatic termination of each agreement. A new investment management agreement has been submitted to the Funds’ shareholders for approval and the Funds’ Board of Trustees approved new agreements with each sub-advisor under substantially the same terms as the current agreements.

The Transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund’s investment objectives or policies.

19

American Beacon Treasury Inflation Protected Securities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,
	2014		2013	2012		2011		2010
Net asset value, beginning of period	$10.34		$10.97	$11.16		$10.51		$10.16

Income from investment operations:
Net investment income (loss)	0.09		(0.02)	0.04		0.28		0.16
Net gains (losses) from investments (both realized and unrealized)	(0.03)		(0.61)	0.49		0.67		0.35

Total income (loss) from investment operations	0.06		(0.63)	0.53		0.95		0.51

Less distributions:
Dividends from net investment income	(0.08)		—	(0.07)		(0.29)		(0.16)
Distributions from net realized gains	—		—	(0.49)		—		—
Tax return of capital	(0.01	)A	—	(0.16	)A	(0.01	)A	—

Total distributions	(0.09)		—	(0.72)		(0.30)		(0.16)

Net asset value, end of period	$10.31		$10.34	$10.97		$11.16		$10.51

Total return B	0.58%		(5.74)%	4.80%		9.14%		5.03%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$244,192		$201,381	$202,274		$206,864		$157,195
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.40%		0.39%	0.37%		0.36%		0.35%
Expenses, net of reimbursements	0.30%		0.30%	0.27%		0.26%		0.25%
Net investment income (loss), before reimbursements	0.71%		(0.31)%	0.64%		2.24%		1.40%
Net investment income (loss), net of reimbursements	0.81%		(0.21)%	0.74%		2.34%		1.50%
Portfolio turnover rate	102%		252%	286%		381%		214%

A	The tax return of capital is calculated based on outstanding shares at the time of distribution.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from January 1 through December 31, 2010.
F	Amounts are less than $0.01 per share.

20

American Beacon Treasury Inflation Protected Securities FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class									Investor Class								A Class
Year Ended December 31,							March 1 to Dec. 31,		Year Ended December 31,								Year Ended December 31,							May 17 to Dec. 31,
2014		2013	2012		2011		2010		2014		2013	2012		2011		2010	2014		2013	2012		2011		2010
$10.37		$11.03	$11.24		$10.60		$10.25		$10.24		$10.90	$11.12		$10.48		$10.13	$10.23		$10.93	$11.15		$10.54		$10.35

0.05		(0.07)	0.09		0.26		0.05		(0.05)		(0.13)	0.06		0.24		0.06	(0.01)		(0.07)	0.00	F	0.10		0.04
(0.02)		(0.59)	0.41		0.65		0.35		0.06		(0.53)	0.42		0.66		0.41	0.01		(0.63)	0.45		0.76		0.19

0.03		(0.66)	0.50		0.91		0.40		0.01		(0.66)	0.48		0.90		0.47	0.00		(0.70)	0.45		0.86		0.23

(0.04)		—	(0.06)		(0.26)		(0.05)		(0.03)		—	(0.05)		(0.25)		(0.12)	(0.01)		—	(0.02)		(0.24)		(0.04)
—		—	(0.49)		—		—		—		—	(0.49)		—		—	—		—	(0.49)		—		—
(0.01	)A	—	(0.16	)A	(0.01	)A	—		(0.00	)AF	—	(0.16	)A	(0.01	)A	—	(0.00	)AF	—	(0.16	)A	(0.01	)A	—

(0.05)		—	(0.71)		(0.27)		(0.05)		(0.03)		—	(0.70)		(0.26)		(0.12)	(0.01)		—	(0.67)		(0.25)		(0.04)

$10.35		$10.37	$11.03		$11.24		$10.60		$10.22		$10.24	$10.90		$11.12		$10.48	$10.22		$10.23	$10.93		$11.15		$10.54

0.32%		(5.98)%	4.42%		8.66%		3.89	%C	0.14%		(6.06)%	4.32%		8.67%		4.62%	0.03%		(6.40)%	4.07%		8.17%		2.23	%C

$593		$627	$1,051		$501		$365		$2,315		$4,395	$19,438		$19,920		$15,262	$662		$793	$741		$855		$155

0.63%		0.63%	0.62%		1.04%		0.60	%D	0.81%		0.79%	0.77%		0.77%		0.75%	0.99%		1.06%	1.07%		1.32%		0.99	%D
0.61%		0.61%	0.61%		0.63%		0.60	%D	0.69%		0.69%	0.69%		0.68%		0.64%	0.95%		1.00%	1.01%		1.03%		0.99	%D
0.46%		(0.59)%	0.81%		1.80%		0.85	%D	0.25%		(0.66)%	0.44%		2.24%		1.06%	0.25%		(0.93)%	0.07%		0.88%		0.55	%D
0.47%		(0.57)%	0.82%		2.21%		0.85	%D	0.37%		(0.56)%	0.53%		2.32%		1.17%	0.29%		(0.86)%	0.13%		1.17%		0.55	%D
102%		252%	286%		381%		214	%E	102%		252%	286%		381%		214%	102%		252%	286%		381%		214	%E

21

American Beacon Treasury Inflation Protected Securities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
							Sept. 1
	Year Ended December 31,						to Dec. 31,
	2014	2013	2012		2011		2010
Net asset value, beginning of period	$10.00	$10.77	$11.06		$10.46		$10.38

Income from investment operations:
Net investment income (loss)	(0.76)	(0.15)	(0.05)		0.13		0.00	F
Net gains (losses) from investments (both realized and unrealized)	0.68	(0.62)	0.41		0.65		0.08

Total income (loss) from investment operations	(0.08)	(0.77)	0.36		0.78		0.08

Less distributions:
Dividends from net investment income	—	—	—		(0.17)		—
Distributions from net realized gains	—	—	(0.49)		—		—
Tax return of capital	—	—	(0.16	)A	(0.01	)A	—

Total distributions	—	—	(0.65)		(0.18)		—

Net asset value, end of period	$9.92	$10.00	$10.77		$11.06		$10.46

Total return B	(0.80)%	(7.15)%	3.26%		7.47%		0.77	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$107	$396	$307		$266		$153
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.74%	1.79%	1.79%		2.62%		1.77	%D
Expenses, net of reimbursements	1.74%	1.78%	1.77%		1.79%		1.77	%D
Net investment income (loss), before reimbursements	(0.43)%	(1.71)%	(0.61)%		0.25%		(0.05	)%D
Net investment income (loss), net of reimbursements	(0.42)%	(1.69)%	(0.59)%		1.08%		(0.05	)%D
Portfolio turnover rate	102%	252%	286%		381%		214	%E

A	The tax return of capital is calculated based on outstanding shares at the time of distribution.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from January 1 through December 31, 2010.
F	Amounts are less than $0.01 per share.

22

American Beacon Treasury Inflation Protected Securities Fund

Privacy Policy and Federal Tax Information

December 31, 2014 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders relating to the Fund’s income and distributions for the taxable year ended December 31, 2014. The information and distributions reported herein may differ from information and distributions taxable to the shareholder for the calendar year ended December 31, 2014.

Of the ordinary dividends paid to shareholders during the tax year ended December 31, 2014, 99.99% were derived from U.S. Treasury Obligations.

Shareholders will receive notification in January 2015 of the applicable tax information necessary to prepare their 2014 income tax returns.

23

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-three funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (78)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED	Term
TRUSTEES	Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey (56)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

W. Humphrey Bogart (70)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (54)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (60)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (72)	Trustee since 2008	Chairman Emeritus (2008-Present) and Chairman (1998-2008), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (71)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (51)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (69)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

24

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

OFFICERS	Term
One Year

Gene L. Needles, Jr. (60)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-2012), American Beacon Mileage Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (55)	VP, Secretary and Chief Legal Officer since 2006	General Counsel, Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Secretary (2008-Present), Lighthouse Holdings Parent, Inc.

Brian E. Brett (54)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (48)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (44)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (60)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (53)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer (2010-Present), Lighthouse Holdings, Inc.; Treasurer (2010-Present), Lighthouse Holdings Parent, Inc.

Terri L. McKinney (51)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (39)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Samuel J. Silver (51)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (43)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

Sonia L. Bates (58)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s sub-advisors.

25

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of the Fund’s portfolio holdings is also available on www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and the American Beacon Treasury Inflation Protected Securities Fund are service marks of American Beacon Advisors, Inc.

AR 12/14

ITEM 2.	CODE OF ETHICS.

The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code November 12, 2013 to disclose the removal of terminated Investment Companies. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Ms. Brenda Cline, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Ms. Brenda Cline is “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees	Fiscal Year Ended
$168,847	12/31/2013
$236,768	12/31/2014

(b)

Audit-Related Fees	Fiscal Year Ended
$0	12/31/2013
$0	12/31/2014

(c)

Tax Fees	Fiscal Year Ended
$18,750	12/31/2013
$37,000	12/31/2014

(d)

All Other Fees	Fiscal Year Ended
$0	12/31/2013
$0	12/31/2014

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$20,000	$50,950	N/A	12/31/2013
$44,750	$34,905	N/A	12/31/2014

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date:	March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date:	March 9, 2015

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date:	March 9, 2015